       As filed with the Securities and Exchange Commission on November 14, 1997
                                                       Registration No. 33-26305
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                        PRE-EFFECTIVE AMENDMENT NO. ___                     [ ]

                        POST-EFFECTIVE AMENDMENT NO. 32                     [X]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                AMENDMENT NO. 34                            [X]


                 _____________________________________________

                           COMPASS CAPITAL FUNDS /SM/

                         (Formerly, The PNC/(R)/ Fund)

               (Exact Name of Registrant as Specified in Charter)

  Bellevue Corporate Center       Brian Kindelan, Esq.         copy to:
  400 Bellevue Parkway            PNC Bank Corp.               Gary S. Schpero, Esq.
  Suite 100                       1600 Market Street           Simpson Thacher & Bartlett
  Wilmington, Delaware 19809      28th Floor                   425 Lexington Avenue
  (Address of Principal           Philadelphia, PA 19103       New York, New York  10017
   Executive Offices)             (Name and Address of
  Registrant's Telephone Number   Agent for Service)
   (302) 792-2555

                 _____________________________________________

It is proposed that this filing will become effective (check appropriate box)
          [ ] immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(i)
          [ ] on (date) pursuant to paragraph (a)(i)
          [X] 75 days after filing pursuant to paragraph (a)(ii)
          [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's 24f-2 Notice for the fiscal year ended September 30, 1996 for all investment portfolios was filed on November 26, 1996.

                             COMPASS CAPITAL FUNDS
                             CROSS REFERENCE SHEET

Item Number
 Form N-1A,                        Prospectus                          Statement of Additional
 Part A                              Caption                             Information Caption
----------        ---------------------------------------------  ------------------------------------
1                 Cover Page

2                 What Are The Expenses Of The Portfolios?        Expenses

3(a)              What are the Portfolios' Financial              Performance Information
                  Highlights?

3(b)              Not Applicable

3(c)              How Is Performance Calculated?

4(a),(b)          Cover Page; What Are The Portfolios?; What      Investment Policies;
                  Additional Investment Policies And Risks        Additional Information Concerning
                  Apply?; What Are The Portfolios'                Shares
                  Fundamental Investment Limitations?; How Is
                  The Fund Organized?

4(c)              What Are The Portfolios?; What Additional        Investment Policies
                  Investment Policies And Risks Apply?

5                 Who Manages The Fund?                           Trustees and Officers

5A                Not Applicable

6(a),(b),(c)      What Are The Shareholder Features Of The       Shareholder and Trustee Liability
                  Fund?; How Frequently Are Dividends And        of
                  Distributions Made To Investors?; How Is The   the Fund; Additional Information
                  Fund Organized?                                Concerning Shares; Miscellaneous

6(d)              Not Applicable

6(e)              How Can I Get More Information?

6(f)              How Frequently Are Dividends And
                  Distributions Made To Investors?

6(g)              How Are Fund Distributions Taxed?              Taxes

6(h)              What Pricing Options Are Available To
                  Investors?

7(a)              How Are Shares Purchased?  How are Shares      Purchase And Redemption
                  Purchased And Redeemed?                        Information

7(b)              How Is Net Asset Value Calculated?; What Is    Purchase And Redemption
                  The Schedule Of Sales Charges And              Information
                  Exemptions?

7(c)              What Is The Schedule Of Sales Charges And
                  Exemptions?

Item Number
 Form N-1A,                        Prospectus                          Statement of Additional
 Part A                              Caption                             Information Caption
-----------       ---------------------------------------------  ------------------------------------

7(d)              How Are Shares Purchased?; How Are Shares
                  Purchased And Redeemed?

7(e)              Not Applicable

7(f)              Who Manages The Fund?                          Investment Advisory,
                                                                 Administration, Distribution And
                                                                 Servicing Arrangements

7(g)              What Is The Schedule Of Sales Charges And
                  Exemptions?

8(a),(b),(c),     How Are Shares Redeemed?;  How Are             Purchase And Redemption
 (d)              Shares Purchased And Redeemed?                 Information

9                 Not Applicable

Item Number
 Form N-1A,                       Prospectus                         Statement of Additional
 Part B                             Caption                            Information Caption
------------     ---------------------------------------------  ---------------------------------
10                                                              Cover Page

11                                                              Table of Contents

12                                                              Not Applicable

13(a),(b),(c)    What Additional Investment Policies And        Investment Policies
                 Risks Apply?

13(d)                                                           Not Applicable

14(a)                                                           Trustees And Officers

14(b)                                                           Not Applicable

14(c)                                                           Trustees And Officers

15(a)            How Is The Fund Organized?                     Miscellaneous

15(b)                                                           Not Applicable

15(c)                                                           Trustees And Officers

16               Who Manages The Fund?                          Investment Advisory,
                                                                Administration, Distribution and
                                                                Servicing Arrangements

17(a)                                                           Portfolio Transactions

17(b)                                                           Not Applicable

17(c)                                                           Portfolio Transactions

17(d)                                                           Not Applicable

17(e)                                                           Not Applicable

18(a)            What Are The Shareholder Features Of The       Additional Information
                 Fund?; How Frequently Are Dividends And        Concerning
                 Distributions Made To Investors?; How Is The   Shares
                 Fund Organized?

18(b)                                                           Not Applicable

19(a)            How Are Shares Purchased?; How Are Shares      Purchase And Redemption
                 Redeemed?; How Are Shares Purchased And        Information
                 Redeemed?;  What Are The Shareholder
                 Features Of The Fund?

19(b)            How Is Net Asset Value Calculated              Valuation Of Portfolio Securities

19(c)                                                           Purchase And Redemption
                                                                Information

20               How Are Fund Distributions Taxed?              Taxes

Item Number
 Form N-1A,                        Prospectus                          Statement of Additional
 Part B                              Caption                             Information Caption
-----------      ---------------------------------------------  ------------------------------------

21(a)            Who Manages The Fund?                          Investment Advisory,
                                                                Administration, Distribution And
                                                                Servicing Arrangements

21(b)                                                           Not Applicable

21(c)                                                           Not Applicable

22(a)                                                           Not Applicable

22(b)            How Is Performance Calculated?                 Performance Information

23                                                              Not Applicable

 Part C
 ------

          Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                EXPLANATORY NOTE

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, and the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Emerging Markets, Select Equity, Index Equity and Balanced Portfolios, each dated January 1, 1997, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on January 22, 1997.

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the International Small Cap Equity Portfolio, each dated August 20, 1997, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497 under the Securities Act on September 3, 1997.

The prospectus for the shares of the Multi-Sector Mortgage Securities Portfolio III, dated January 1, 1997, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on January 27, 1997.

The prospectus for the shares of the BlackRock Strategic Portfolio I and the BlackRock Strategic Portfolio II, dated March 3, 1997, as supplemented on September 9, 1997, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on September 9, 1997.

The statement of additional information for the International Small Cap Equity Portfolio, dated August 20, 1997, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on September 3, 1997.

The statement of additional information for the Multi-Sector Mortgage Securities Portfolio III, dated January 1, 1997, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on January 27, 1997.

The statement of additional information for the BlackRock Strategic Portfolio I and the BlackRock Strategic Portfolio II, dated March 3, 1997, as supplemented on September 9, 1997, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on September 9, 1997.

                                                          January   , 1998
--------------------------------------------------------------------------------
THE BOND PORTFOLIOS INVESTOR SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   4
            What Are The Portfolios' Financial Highlights?...............   9
            What Are The Portfolios?.....................................  20
            What Are The Differences Among The Portfolios?...............  21
            What Types Of Securities Are In The Portfolios?..............  22
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  23
            What Additional Investment Policies And Risks Apply?.........  24
            Who Manages The Fund?........................................  37
            What Pricing Options Are Available To Investors?.............  41
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  43
            How Are Shares Purchased?....................................  44
            How Are Shares Redeemed?.....................................  45
            What Are The Shareholder Features Of The Fund?...............  47
            What Is The Schedule Of Sales Charges And Exemptions?........  49
            How Is Net Asset Value Calculated?...........................  54
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  54
            How Are Fund Distributions Taxed?............................  55
            How Is The Fund Organized?...................................  58
            How Is Performance Calculated?...............................  59
            Other Information On The High Yield Portfolio Management
             Team........................................................  61
            How Can I Get More Information?..............................  62

              This Prospectus contains information about the Compass Capital bond Portfolios that a prospective investor needs to know before investing. Please keep it for future reference. A

              Statement of Additional Information dated January , 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7762. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

              THE COMPASS CAPITAL HIGH YIELD PORTFOLIO MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES, COM-MONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO PRIOR TO INVESTING. SEE "WHAT ARE THE PORTFO-LIOS?", "WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY-- HIGH YIELD SECURITIES" AND "APPENDIX B--DESCRIPTIONS OF RATING CATEGORIES."

              SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

                                       2.

--------------------------------------------------------------------------------
THE BOND PORTFOLIOS OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND family consists of 33 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Bond Portfolios of COMPASS CAPITAL FUNDS consist of 12 in-vestment portfolios (the "Portfolios") that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these Portfolios invest in tax-able bonds, and four of these Portfolios invest in tax-exempt bonds. A detailed description of each Portfolio begins on page 20.

               COMPASS           PERFORMANCE      LIPPER PEER GROUP
               CAPITAL           BENCHMARK
               PORTFOLIO

               LOW DURATION      Merrill 1-3      Short-Intermediate
                BOND              Year Treasury    Investment Grade Debt
                (PREVIOUSLY       Index
                CALLED THE
                SHORT
                GOVERNMENT
                BOND
                PORTFOLIO)


               INTERMEDIATE      Lehman           Intermediate U.S. Government
                GOVERNMENT        Brothers
                BOND              Intermediate
                                  Government
                                  Index

               INTERMEDIATE                      Intermediate Investment
                BOND             Lehman            Grade Debt Funds
                                  Brothers
                                  Intermediate
                                  Government/Corporate
                                  Index


               CORE BOND                          Intermediate Investment
                                 Lehman            Grade Debt
                                  Aggregate
                                  Index

               GOVERNMENT        Lehman           General U.S. Government
                INCOME            Mortgage
                                  Index/10 Year
                                  Treasury


               MANAGED                            Corporate Debt A-Rated
                INCOME           Lehman
               HIGH YIELD         Aggregate
                                  Index
                                 Lehman High      High Yield
                                  Yield Index

               INTERNATIONAL     Salomon Non-     International Income
                BOND              U.S. Hedged
                                  World
                                  Government
                                  Bond Index

                                 Lehman           General Municipal Debt
               TAX-FREE           Municipal
                INCOME            Bond Index



               PA TAX-FREE       Lehman Local     PA Municipal Debt
                INCOME            GO Index

               NJ TAX-FREE      Lehman Local      NJ Municipal Debt
                INCOME             GO Index


               OH TAX FREE       Lehman Local     OH Municipal Debt
                INCOME           GO Index



UNDERSTANDING THE
THE COMPASS
CAPITAL BOND   This Prospectus has been crafted to provide detailed, accurate
PORTFOLIOS     and comprehensive information on the Compass Capital Portfo-
               lios. We intend this document to be an effective tool as you explore different directions in fixed income investing.


CONSIDERING
THE RISKS IN   There can be no assurance that any mutual fund will achieve its
BOND           investment objective. Some or all of the Portfolios may pur-
INVESTING      chase mortgage-related, asset-backed, foreign, high yield and illiquid securities; enter into repurchase and reverse repur-chase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and opinions. Each of the Pennsylvania, New Jersey and Ohio Tax-Free Income Portfolios (the "State-Specific Tax-
               Free Portfolios") concentrates in the securities of issuers lo-cated in a particular state, and is non-diversified, which means that its performance may be dependent upon the perfor-mance of a smaller number of securities than the other Portfo-lios, which are considered diversified. See "What Additional
               Investment Policies And Risks Apply?" The High Yield and the
               Low Duration Bond Portfolios invest in high yield securities which are considered high risk securities. See "What Additional
               Investment Policies And Risks Apply?--High Yield Securities."


INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolios, see "How Are Shares Purchased" and "How Are Shares
CAPITAL        Redeemed?"
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Investor Shares of the Portfolios for the fiscal year ended September 30, 1997 as a percentage of average daily net assets. The figures shown for each Portfolio except the Low Duration Bond and Managed Income Portfolios have been restated to reflect current expenses and fee waivers. [Because no Investor B or Investor C Shares of the Intermediate Bond Portfolio, no Investor C Shares of the Managed Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income Portfolios] and no Investor A, Investor B or Investor C Shares of the High Yield Portfolio were outstanding during the fiscal year ended September 30, 1997, the figures shown for those share classes under "Other expenses" are es-timates for the current fiscal year. An example based on the summary is also shown.

                                LOW                             INTERMEDIATE
                           DURATION BOND                      GOVERNMENT BOND                       INTERMEDIATE
                             PORTFOLIO                           PORTFOLIO                         BOND PORTFOLIO
                  INVESTOR A  INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Front-
 End Sales
 Charge(/1/)
 (as a
 percentage of
 offering price)         3.0%       None        None         4.0%       None        None         4.0%       None        None
Maximum Deferred
 Sales
 Charge(/1/)(/2/)
 (as a
 percentage of
 offering price)        None         4.5%        1.0%       None         4.5%        1.0%       None         4.5%        1.0%
Sales Charge on
 Reinvested
 Dividends              None        None        None        None        None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/3/)           .30%        .30%        .30%        .30%        .30%        .30%        .30%        .30%        .30%
12b-1
 fees(/3/)(/4/)          .00         .75         .75         .00         .75         .75         .00         .75         .75
Other operating
 expenses (after
 fee
 waivers)(/3/)           .72         .72         .72         .72         .72         .72         .72         .72         .72
                         ---         ---         ---         ---         ---         ---         ---         ---         ---
 Shareholder
  servicing fee    .25         .25         .25         .25         .25         .25         .25         .25         .25
 Shareholder
  processing fee   .15         .15         .15         .15         .15         .15         .15         .15         .15
 Other expenses    .32         .32         .32         .32         .32         .32         .32         .32         .32
                   ---         ---         ---         ---         ---         ---         ---         ---         ---
Total Portfolio
 operating
 expenses (after
 fee
 waivers)(/3/)          1.02%       1.77%       1.77%       1.02%       1.77%       1.77%       1.02%       1.77%       1.77%
                        ====        ====        ====        ====        ====        ====        ====        ====        ====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"
(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .80%, .80% and .82%, respectively, for Investor A Shares; and (ii) .80%, .80% and .82% respectively, for Investor B Shares and Investor C Shares; and "Total Portfolio operating expenses" would be: (iii) 1.30%, 1.30% and 1.32%, respectively, for Investor A Shares; and (iv) 2.05%, 2.05% and 2.07%, respectively, for Investor B Shares and Investor C Shares. The Port-folios do not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year. See "What are the Portfolios' Financial High-lights?" for information about interest paid by the Portfolios in connec-tion with their investment activity.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                       4.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS? (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                      MANAGED
                             CORE BOND                       GOVERNMENT INCOME                         INCOME
                             PORTFOLIO                           PORTFOLIO                           PORTFOLIO
                  INVESTOR A  INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Front-
 End Sales
 Charge(/1/)
 (as a
 percentage of
 offering price)        4.0%        None        None        4.5%        None        None        4.5%        None        None
Maximum Deferred
 Sales
 Charge(/1/)(/2/)
 (as a
 percentage of
 offering price)        None        4.5%        1.0%        None        4.5%        1.0%        None        4.5%        1.0%
Sales Charge on
 Reinvested
 Dividends              None        None        None        None        None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/3/)           .30%        .30%        .30%        .30%        .30%        .30%        .35%        .35%        .35%
12b-1
 fees(/3/)(/4/)          .00         .75         .75         .00         .75         .75         .00         .75         .75
Other operating
 expenses (after
 fee
 waivers)(/3/)           .72         .72         .72         .72         .72         .72         .70         .70         .70
                         ---         ---         ---         ---         ---         ---         ---         ---         ---
 Shareholder
  servicing fee    .25         .25         .25         .25         .25         .25         .25         .25         .25
 Shareholder
  processing fee   .15         .15         .15         .15         .15         .15         .15         .15         .15
 Other expenses    .32         .32         .32         .32         .32         .32         .30         .30         .30
                   ---         ---         ---         ---         ---         ---         ---         ---         ---
Total Portfolio
 operating
 expenses (after
 fee
 waivers)(/3/)          1.02%       1.77%       1.77%       1.02%       1.77%       1.77%       1.05%       1.80%       1.80%
                        ====        ====        ====        ====        ====        ====        ====        ====        ====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"
(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .81%, .94% and .75%, respectively, for Investor A Shares; and (ii) .81%, .94% and .75%, respectively, for Investor B Shares and Investor C Shares; and "Total Portfolio operating expenses" would be: (iii) 1.31%, 1.44% and 1.25%, respectively, for Investor A Shares; (iv) 2.06%, 2.19% and 2.00%, respectively, for Investor B Shares; and (v) 2.06%, 2.19% and 2.00%, re-spectively, for Investor C Shares. The Portfolios do not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year. See "What are the Portfolios' Financial Highlights?" for information about in-terest paid by the Portfolios in connection with their investment activity.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

                                       5.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS? (CONTINUED)
--------------------------------------------------------------------------------

                                 HIGH YIELD                     INTERNATIONAL BOND                    TAX-FREE INCOME
                                  PORTFOLIO                          PORTFOLIO                           PORTFOLIO
                      INVESTOR A  INVESTOR B INVESTOR C INVESTOR A  INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Front-
 End Sales
 Charge(/1/)
 (as a
 percentage of
 offering price)             5.0%       None       None        5.0%        None        None        4.0%        None        None
Maximum Deferred
 Sales
 Charge(/1/)(/2/)
 (as a
 percentage of
 offering price)             None       4.5%       1.0%        None        4.5%        1.0%        None        4.5%        1.0%
Sales Charge on
 Reinvested
 Dividends                   None       None       None        None        None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/3/)               .xx%       .xx%       .xx%        .50%        .50%        .50%        .30%        .30%        .30%
12b-1
 fees(/3/)(/4/)              .xx        .xx        .xx         .00         .75         .75         .00         .75         .75
Other operating
 expenses (after
 fee waivers and
 expense
 reimbursements)(/3/)       0.00        .75        .75         .95         .95         .95         .72         .72         .72
                            ----        ---        ---         ---         ---         ---         ---         ---         ---
 Shareholder
  servicing fee        .25         .25        .25        .25         .25         .25         .25         .25         .25
 Shareholder
  processing fee       .15         .15        .15        .15         .15         .15         .15         .15         .15
 Other expenses        .xx         .xx        .xx        .55         .55         .55         .32         .32         .32
                       ---         ---        ---        ---         ---         ---         ---         ---         ---
Total Portfolio
 operating
 expenses
 (after fee
 waivers and
 expense
 reimbursements)(/3/)        .xx%       .xx%       .xx%       1.45%       2.20%       2.20%       1.02%       1.77%       1.77%
                             ===        ===        ===        ====        ====        ====        ====        ====        ====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the Portfo-lios. Without waivers, advisory fees would be .55%, .50% and .50%, respec-tively, and administration fees would be .23% for each class of each Port-folio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser. PAMG and the Portfolios' adminis-trators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) xx%, 1.03% and .84%, respectively, for Investor A Shares; (ii) xx%, 1.03% and .84%, respectively, for Investor B Shares and Investor C Shares; and "Total Portfolio operating expenses" would be: (iii) xx%, 1.58% and 1.34%, respectively, for Investor A Shares; and (iv) xx% 2.33% and 2.09%, respec-tively, for Investor B Shares and Investor C Shares. The Portfolios do not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are the Key Considerations in Selecting a Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

                                       6.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS? (CONTINUED)
--------------------------------------------------------------------------------

                                 PENNSYLVANIA                        NEW JERSEY                             OHIO
                               TAX-FREE INCOME                     TAX-FREE INCOME                     TAX-FREE INCOME
                                  PORTFOLIO                           PORTFOLIO                           PORTFOLIO
                      INVESTOR A INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C  INVESTOR A  INVESTOR B  INVESTOR C
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Front-
 End Sales
 Charge(/1/)
 (as a
 percentage of
 offering price)            4.0%        None        None        4.0%        None        None        4.0%        None        None
Maximum Deferred
 Sales
 Charge(/1/)(/2/)
 (as a
 percentage of
 offering price)            None        4.5%        1.0%        None        4.5%        1.0%        None        4.5%        1.0%
Sales Charge on
 Reinvested
 Dividends                  None        None        None        None        None        None        None        None        None
ANNUAL PORTFOLIO
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
Advisory fees
 (after fee
 waivers)(/3/)              .30%        .30%        .30%        .30%        .30%        .30%        .30%        .30%        .30%
12b-1
 fees(/3/)(/4/)             .00         .75         .75         .00         .75         .75         .00         .75         .75
Other operating
 expenses (after
 fee waivers and
 expense
 reimbursements)(/3/)       .67         .72         .67         .72         .72         .72         .72         .72         .72
                            ---         ---         ---         ---         ---         ---         ---         ---         ---
 Shareholder
  servicing fee        .25        .25         .25         .25         .25         .25         .25         .25         .25
 Shareholder
  processing fee       .15        .15         .15         .15         .15         .15         .15         .15         .15
 Other expenses        .27        .32         .55         .32         .32         .32         .27         .32         .32
                       ---        ---         ---         ---         ---         ---         ---         ---         ---
Total Portfolio
 operating
 expenses
 (after fee
 waivers and
 expense
 reimbursements)(/3/)       .97%       1.77%       1.77%       1.02%       1.77%       1.77%       1.02%       1.77%       1.77%
                            ===        ====        ====        ====        ====        ====        ====        ====        ====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other expenses" includes the administration fees payable by the portfo-lios. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of each Portfolio. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .76%, .84% and .85%, respectively, for Investor A Shares and Investor B Shares; and (ii) .81%, .84% and .85% for Investor C Shares; and "Total Portfolio operating expenses" would be: (iii) 1.26%, 1.34% and 1.35% for Investor A Shares; (iv) 2.06%, 2.09% and 2.10% for Investor B Shares; and for Investor C Shares. The Portfolios do not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

                                       7.

--------------------------------------------------------------------------------
EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 in-vestment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) with respect to Investor B Shares only, no redemption at the end of each time period:

                                ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio
 A Shares*                        $40        $61        $ 85      $151
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Intermediate Government Bond
 Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Intermediate Bond Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Core Bond Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Government Income Portfolio
 A Shares*                         55         76          99       164
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Managed Income Portfolio
 A Shares*                         55         77         100       167
 B Shares (Redemption)**           63         94         120       182***
 B Shares (No Redemption)          18         57          97       182***
 C Shares                          18         57          97       212
High Yield Portfolio
 A Shares                           x          x           x         x
 B Shares (Redemption)**            x          x           x         x
 B Shares (No Redemption)           x          x           x         x
 C Shares                           x          x           x         x
International Bond Portfolio
 A Shares*                         64         94         125       215
 B Shares (Redemption)**           67        106         140       234***
 B Shares (No Redemption)          22         69         118       234***
 C Shares                          22         69         118       253
Tax-Free Income Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Pennsylvania Tax-Free Income
 Portfolio
 A Shares*                         50         70          91       154
 B Shares (Redemption)**           63         93         119       177***
 B Shares (No Redemption)          18         56          96       177***
 C Shares                          18         56          96       208
New Jersey Tax-Free Income
 Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208
Ohio Tax-Free Income Portfolio
 A Shares*                         50         71          94       160
 B Shares (Redemption)**           63         93         119       179***
 B Shares (No Redemption)          18         56          96       179***
 C Shares                          18         56          96       208

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       8.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?
--------------------------------------------------------------------------------

               The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountants. The financial statements of the Core Bond Portfolio and the Low Duration Bond Portfolio (formerly, the Short Government Bond Portfolio) for the year ended June 30, 1995 were audited by other auditors. Please re-fer to a revised auditor's report under "Other Information" which makes reference to the audits performed by those other auditors. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Informa-tion and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7762. During the periods shown, [no Investor B or Investor C Shares of the In-termediate Bond Portfolio, no Investor C Shares of the Managed Income, Pennsylvania Tax-Free Income, New-Jersey Tax-Free In-come and Ohio Tax-Free Income Portfolios] and no Investor A or Investor B or Investor C Shares of the High Yield Portfolio were outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          LOW DURATION BOND PORTFOLIO+
                (FORMERLY, THE SHORT GOVERNMENT BOND PORTFOLIO)

                                                                                 INVESTOR B    INVESTOR C
                                        INVESTOR A SHARES                          SHARES        SHARES
                                       APRIL 1, 1996      JANUARY 13, 1996/1/
                          YEAR ENDED      THROUGH               THROUGH          YEAR ENDED    YEAR ENDED
                         SEPTEMBER 30, SEPTEMBER 30,           MARCH 31,        SEPTEMBER 30, SEPTEMBER 30,
                             1997          1996                  1996               1997          1997
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period                      $ 9.79                $ 9.91
                              ---         ------                ------               ---           ---
 Net investment income                      0.25                  0.10
 Net realized and
  unrealized loss on
  investments                              (0.01)                (0.12)
                              ---         ------                ------               ---           ---
Net increase from
 investment operations                      0.24                 (0.02)
                              ---         ------                ------               ---           ---
Distributions from net
 investment income                         (0.24)                (0.10)
Distributions from net
 realized capital gains                       --                    --
                              ---         ------                ------               ---           ---
 Total dividends and
  distributions                            (0.24)                (0.10)
                              ---         ------                ------               ---           ---
NET ASSET VALUE, END OF
 PERIOD                                   $ 9.79                $ 9.79
                              ===         ======                ======               ===           ===
Total investment
 return/3/                                  2.46%                (0.15)%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses                                    1.02%/2/,/4/          1.01%/2/,/4/
 Excluding waivers                          1.30%/2/              1.21%/2/
Net investment income
 Excluding waivers                          5.20%/2/              4.94%/2/
SUPPLEMENTAL DATA:
                                            4.92%/2/              4.74%/2/
PORTFOLIO TURNOVER                           228%                  185%
NET ASSETS, END OF
 PERIOD (IN THOUSANDS)                    $  938                $  719

+This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Low Duration Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Mary-land business corporation. On January 13, 1996, the assets and liabilities of the Predecessor Low Duration Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of investment operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

/4/Including interest expense, ratios would have been % for the year ended September 30, 1997, 1.12% for the year ended September 30, 1996 and 1.34% for the year ended March 31, 1996.

                                       9.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                                                 INVESTOR INVESTOR
                                           INVESTOR A SHARES                                     B SHARES C SHARES
                                                                                     FOR THE
                                                                                      PERIOD
                            YEAR    YEAR        YEAR        YEAR         YEAR       5/11/92/1/     YEAR     YEAR
                            ENDED   ENDED       ENDED       ENDED        ENDED       THROUGH      ENDED    ENDED
                           9/30/97 9/30/96     9/30/95     9/30/94      9/30/93      9/30/92     9/30/97  9/30/97
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $10.03      $ 9.64      $10.60       $10.46        $10.05
                             ---   ------      ------      ------       ------        ------       ---      ---
Income from investment
 operations
 Net investment income               0.55        0.55        0.53         0.54          0.24
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                       (0.13)       0.39       (0.87)        0.16          0.41
                             ---   ------      ------      ------       ------        ------       ---      ---
 Total from investment
  operations                         0.42        0.94       (0.34)        0.70          0.65
                             ---   ------      ------      ------       ------        ------       ---      ---
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.53)      (0.55)      (0.52)       (0.54)        (0.24)
 Distributions from net
  realized capital gains              - -         - -       (0.10)       (0.02)          - -
                             ---   ------      ------      ------       ------        ------       ---      ---
 Total distributions                (0.53)      (0.55)      (0.62)       (0.56)        (0.24)
                             ---   ------      ------      ------       ------        ------       ---      ---
NET ASSET VALUE AT END OF
 PERIOD                            $ 9.92      $10.03      $ 9.64       $10.60        $10.46
                             ===   ======      ======      ======       ======        ======       ===      ===
Total return                         4.36%/3/    9.98%/3/   (3.36)%/3/    6.84%/3/      6.64%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $5,903      $9,802      $8,508       $7,666        $1,484
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                        0.95%/4/    0.70%/4/    0.65%        0.76%         0.80%/2/
 Before
  advisory/administration
  fee waivers                        1.25%       1.07%       1.05%        0.84%         0.80%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                        5.64%       5.67%       5.24%        5.19%         5.28%/2/
 Before
  advisory/administration
  fee waivers                        5.35%       5.30%       4.84%        5.11%         5.28%/2/
PORTFOLIO TURNOVER RATE               580%        247%          9%          80%           38%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

/4/Including interest expense, ratios would have been % for the year ended September 30, 1997, 1.14% for the year ended September 30, 1996 and 0.70% for the year ended September 30, 1995.

                                      10.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO

                                                                       INVESTOR INVESTOR
                                   INVESTOR A SHARES                   B SHARES C SHARES
                                                           FOR THE
                                                            PERIOD
                            YEAR    YEAR       YEAR       5/20/94/1/     YEAR     YEAR
                            ENDED   ENDED      ENDED       THROUGH      ENDED    ENDED
                           9/30/97 9/30/96    9/30/95      9/30/94     9/30/97  9/30/97
NET ASSET VALUE AT
 BEGINNING OF PERIOD                $9.43     $ 9.05        $ 9.23
                            -----   -----     ------        ------      -----    -----
Income from investment
 operations
 Net investment income               0.52       0.54          0.20
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                       (0.09)      0.38         (0.17)
                            -----   -----     ------        ------      -----    -----
 Total from investment
  operations                         0.43       0.92          0.03
                            -----   -----     ------        ------      -----    -----
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.51)     (0.54)        (0.21)
 Distributions from net
  realized capital gains            (0.03)       - -           - -
                            -----   -----     ------        ------      -----    -----
 Total distributions                (0.54)     (0.54)        (0.21)
                            -----   -----     ------        ------      -----    -----
NET ASSET VALUE AT END OF
 PERIOD                             $9.32     $ 9.43        $ 9.05
                            =====   =====     ======        ======      =====    =====
Total return                         4.74%/3/  10.35%/3/      0.31%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)             $9.35     $  647        $   87
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                        0.97%/4/   0.76%/4/      0.85%/2/
 Before
  advisory/administration
  fee waivers                        1.27%      1.19%         1.28%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                        5.83%      5.89%         5.35%/2/
 Before
  advisory/administration
  fee waivers                        5.53%      5.55%         4.92%/2/
PORTFOLIO TURNOVER RATE               670%       262%           92%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

/4/Including interest expense, ratios would have been    % for the year ended
September 30, 1997, 1.27% for the year ended September 30, 1996 and 0.84% for the year ended September 30, 1995.

                                      11.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              CORE BOND PORTFOLIO+

                                                                                            INVESTOR
                              INVESTOR A SHARES                INVESTOR B SHARES            C SHARES
                                  FOR THE      FOR THE             FOR THE      FOR THE
                                  PERIOD        PERIOD             PERIOD        PERIOD
                           YEAR   4/1/96      1/31/96/1/    YEAR   4/1/96      3/18/96/1/     YEAR
                           ENDED  THROUGH      THROUGH      ENDED  THROUGH      THROUGH      ENDED
                          9/30/97 9/30/96      3/31/96     9/30/97 9/30/96      3/31/96     9/30/97
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period              $ 9.61        $ 9.99             $ 9.61        $ 9.58
                           -----  ------        ------      -----  ------        ------      -----
 Net investment income              0.28          0.08               0.26          0.01
 Net realized and
  unrealized gains on
  investments                      (0.06)        (0.38)             (0.07)         0.03
                           -----  ------        ------      -----  ------        ------      -----
Net (decrease) increase
 from investment
 operations                         0.22         (0.30)              0.19          0.04
                           -----  ------        ------      -----  ------        ------      -----
Dividends from net
 investment income                 (0.28)        (0.08)             (0.25)        (0.01)
Distributions from net
 realized capital gains              - -           - -                - -           - -
 Total dividends and
  distributions                    (0.28)        (0.08)               - -           - -
                           -----  ------        ------      -----  ------        ------      -----
NET ASSET VALUE, END OF
 PERIOD                           $ 9.55        $ 9.61             $ 9.55         $9.61
                           =====  ======        ======      =====  ======        ======      =====
Total investment
 return/3/                          2.36%        (2.96)%             1.98%         0.33%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses/2/                         1.02%/4/      1.02%/4/           1.72%/4/      1.77%/4/
Excluding waivers/2/                1.31%         1.27%              2.01%         2.02%
Net investment income/2/            6.29%         5.43%              5.68%         4.71%
Excluding waivers/2/                6.00%         5.19%              5.39%         4.46%
SUPPLEMENTAL DATA:
Portfolio turnover                   308%          723%               308%          723%
Net assets, end of
 period (in thousands)            $  320        $   80             $1,497        $   77

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed In-come Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabili-ties of the Predecessor Core Bond Portfolio were transferred to this Portfo-lio, which had no prior operating history.
/1Commencement/of investment operations of share class.
/2Annualized./
/3Neither/front-end sales load nor contingent deferred sales load is reflected in total return.

/4Including/interest expense, ratios for the Investor A and Investor B Classes
  would have been    % and    %, respectively, for the year ended September 30,
  1997, 1.27% and 2.00%, respectively, for the period ended September 30, 1996, and 1.11% and 1.86% for the period ended March 31, 1996. For the periods prior to March 31, 1996, interest income was presented net of interest ex-pense.

                                      12.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          GOVERNMENT INCOME PORTFOLIO

                                                                                                         INVESTOR
                                INVESTOR A SHARES                      INVESTOR B SHARES                 C SHARES
                                                 FOR THE                                FOR THE
                                                 PERIOD                                 PERIOD
                            YEAR    YEAR       10/03/94/1/         YEAR    YEAR       10/03/94/1/          YEAR
                            ENDED   ENDED        THROUGH           ENDED   ENDED        THROUGH           ENDED
                           9/30/97 9/30/96       9/30/95          9/30/97 9/30/96       9/30/95          9/30/97
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $10.68        $10.00                    $10.68       $ 10.00
                            -----  ------        ------            -----  -------       -------           -----
Income from investment
 operations
 Net investment income               0.68          0.55                      0.60          0.50
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                       (0.22)         0.68                     (0.21)         0.68
                            -----  ------        ------            -----  -------       -------           -----
 Total from investment
  operations                         0.46          1.23                      0.39          1.18
                            -----  ------        ------            -----  -------       -------           -----
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.66)        (0.55)                    (0.59)        (0.50)
 Distribution in excess
  of net investment
  income
 Distributions from net
  realized capital gains            (0.28)          - -                     (0.28)          - -
 Distributions in excess
  of net realized gains               - -           - -                       - -           - -
                            -----  ------        ------            -----  -------       -------           -----
 Total distributions                (0.94)        (0.55)                    (0.87)        (0.50)
                            -----  ------        ------            -----  -------       -------           -----
NET ASSET VALUE AT END OF
 PERIOD                            $10.20        $10.68                    $10.20       $ 10.68
                            =====  ======        ======            =====  =======       =======           =====
Total return                         4.43%/3/     14.27%/3/                  3.68%/3/     13.52%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $3,651        $2,990                   $11,119       $10,188
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                        0.91%/4/      0.37%/2/, /4/             1.64%/4/      1.05%/2/, /4/
 Before
  advisory/administration
  fee waivers                        1.67%         1.81%/2/                  2.40%         2.50%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                        8.59%         6.89%/2/                  7.81%         6.17%/2/
 Before
  advisory/administration
  fee waivers                        7.83%         5.44%/2/                  7.05%         4.72%/2/
PORTFOLIO TURNOVER RATE               434%          258%                      434%          258%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

/4/Including interest expense, ratios for the Investor A and Investor B Shares
would have been    % and    %, respectively, for the year ended September 30,
1997, 2.96% and 3.69%, respectively, for the year ended September 30, 1996, and 0.92% and 1.60%, respectively, for the period ended September 30, 1995.

                                      13.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MANAGED INCOME PORTFOLIO

                                                                                                 INVESTOR
                                           INVESTOR A SHARES                                     B SHARES
                                                                                     FOR THE
                                                                                      PERIOD
                            YEAR    YEAR        YEAR        YEAR         YEAR       2/05/92/1/     YEAR
                            ENDED   ENDED       ENDED       ENDED        ENDED       THROUGH      ENDED
                           9/30/97 9/30/96     9/30/95     9/30/94      9/30/93      9/30/92     9/30/97
NET ASSET VALUE AT
 BEGINNING OF PERIOD                $10.38     $  9.79     $ 11.18      $10.74        $10.40
                            -----  -------     -------     -------      ------        ------      -----
Income from investment
 operations
 Net investment income                0.59        0.60        0.57        0.66          0.46
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        (0.20)       0.60       (1.19)       0.57          0.34
                            -----  -------     -------     -------      ------        ------      -----
 Total from investment
  operations                          0.39        1.20       (0.62)       1.23          0.80
                            -----  -------     -------     -------      ------        ------      -----
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.58)      (0.60)      (0.60)      (0.66)        (0.46)
 Distribution in excess
  of net investment
  income                               - -       (0.01)      (0.02)        - -           - -
 Distributions from net
  realized capital gains             (0.10)        - -       (0.14)      (0.13)          - -
 Distributions in excess
  of net realized gains                - -         - -       (0.01)        - -           - -
                            -----  -------     -------     -------      ------        ------      -----
 Total distributions                 (0.68)      (0.61)      (0.77)      (0.79)        (0.46)
                            -----  -------     -------     -------      ------        ------      -----
NET ASSET VALUE AT END OF
 PERIOD                            $ 10.09     $ 10.38     $  9.79      $11.18        $10.74
                            =====  =======     =======     =======      ======        ======      =====
Total return                          3.83%/3/   12.74%/3/   (5.76)%/3/  12.13%/3/      7.86%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $11,193     $11,977     $10,921      $7,252        $1,417
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.05%       1.05%       1.00%       0.84%         0.80%/2/
 Before
  advisory/administration
  fee waivers                         1.29%       1.25%       1.22%       0.88%         0.80%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         5.67%       5.96%       5.66%       6.09%         6.28%/2/
 Before
  advisory/administration
  fee waivers                         5.44%       5.76%       5.44%       6.05%         6.28%/2/
PORTFOLIO TURNOVER RATE                638%        203%         61%         72%           56%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Sales load not reflected in total return.

                                      14.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A, B OR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL BOND PORTFOLIO+

                          INVESTOR A SHARES    INVESTOR B SHARES    INVESTOR C SHARES
                                   FOR THE              FOR THE              FOR THE
                                    PERIOD               PERIOD               PERIOD
                           YEAR   4/22/96/1/    YEAR   4/19/96/1/    YEAR   9/11/96/1/
                           ENDED   THROUGH      ENDED   THROUGH      ENDED   THROUGH
                          9/30/97  9/30/96     9/30/97  9/30/96     9/30/97  9/30/96
NET ASSET VALUE AT
 BEGINNING OF PERIOD                $11.37               $11.36               $11.58
                          ------    ------     ------    ------     ------    ------
Income from investment
 operations
 Net investment income                0.26                 0.22                 0.02
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                         0.32                 0.33                 0.12
                          ------    ------     ------    ------     ------    ------
  Total from investment
   operations                         0.58                 0.55                 0.14
                          ------    ------     ------    ------     ------    ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.24)               (0.20)               (0.01)
 Distributions from net
  realized capital gains               - -                  - -                  - -
 In Excess of Net
  Realized Gains                       - -                  - -                  - -
                          ------    ------     ------    ------     ------    ------
  Total distributions                (0.24)               (0.20)               (0.01)
                          ------    ------     ------    ------     ------    ------
NET ASSET VALUE AT END
 OF PERIOD                          $11.71               $11.71               $11.71
                          ======    ======     ======    ======     ======    ======
Total return/3/                       5.13%                4.90%                1.24%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)             $  176               $  136               $   19
 Ratios of expenses to
  average net assets                  1.45%/2/             2.09%/2/             1.53%/2/
 Excluding waivers                    1.86%/2/             2.49%/2/             1.93%/2/
 Ratios of net
  investment income to
  average net assets                  5.29%/2/             4.61%/2/             2.79%/2/
 Excluding waivers                    4.88%/2/             4.21%/2/             2.38%/2/
PORTFOLIO TURNOVER RATE                108%                 108%                 108%

+ This Portfolio commenced operations on July 1, 1991 as the Compass Interna-tional Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. The assets and liabilities of the Prede-cessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history, on February 13, 1996. For the periods pre-sented, this Portfolio received Sub-advisory services from another company that was unaffiliated with PAMG and BlackRock.
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

                                      15.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                   INVESTOR A SHARES
                                                 INVESTOR
                           INVESTOR B SHARES     C SHARES
                                                                                                             FOR THE
                                                                                                              PERIOD
                            YEAR    YEAR        YEAR        YEAR         YEAR        YEAR        YEAR       5/14/90/1/
                            ENDED   ENDED       ENDED       ENDED        ENDED       ENDED       ENDED       THROUGH
                           9/30/97 9/30/96     9/30/95     9/30/94      9/30/93     9/30/92     9/30/91      9/30/90
                                    FOR THE
                                     PERIOD
                            YEAR   7/18/96/1/      YEAR
                            ENDED   THROUGH       ENDED
                           9/30/97  9/30/96      9/30/97
NET ASSET VALUE
 AT BEGINNING OF
 PERIOD                            $10.61      $10.04      $11.31       $10.60      $10.33      $ 9.91        $10.00
                            -----  ------      ------      ------       ------      ------      ------        ------
Income from
 investment
 operations
 Net investment
  income                             0.45        0.48        0.48         0.55        0.58        0.64          0.25
 Net gain (loss)
  on investments
  (both realized
  and unrealized)                    0.21        0.59       (0.93)        0.83        0.49        0.46         (0.11)
                            -----  ------      ------      ------       ------      ------      ------        ------
 Total from
  investment
  operations                         0.66        1.07       (0.45)        1.38        1.07        1.10          0.14
                            -----  ------      ------      ------       ------      ------      ------        ------
LESS
 DISTRIBUTIONS
 Distributions
  from net
  investment
  income                            (0.43)      (0.48)      (0.48)       (0.55)      (0.59)      (0.66)        (0.23)
 Distributions
  from net
  realized
  capital gains                       - -       (0.02)      (0.34)       (0.12)      (0.21)      (0.02)          - -
                            -----  ------      ------      ------       ------      ------      ------        ------
 Total
  distributions                     (0.43)      (0.50)      (0.82)       (0.67)      (0.80)      (0.68)        (0.23)
                            -----  ------      ------      ------       ------      ------      ------        ------
NET ASSET VALUE
 AT END OF PERIOD                  $10.84      $10.61      $10.04       $11.31      $10.60      $10.33        $ 9.91
                            =====  ======      ======      ======       ======      ======      ======        ======
Total return                         6.94%/3/   10.99%/3/   (4.19)%/3/   13.48%/3/   10.67%/3/   11.40%/3/      1.40%/3/
RATIOS/SUPPLEMENTAL
 DATA
 Net assets at
  end of period
  (in thousands)                   $4,873      $6,591      $6,972       $7,831      $7,349      $3,510        $4,044
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                        1.04%       1.00%       0.95%        0.57%       0.53%       1.00%         1.00%/2/
 Before
  advisory/administration
  fee waivers                        1.37%       1.78%       2.18%        1.36%       1.67%       1.89%         1.70%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                        4.67%       4.74%       4.53%        5.06%       5.56%       6.23%         6.56%/2/
 Before
  advisory/administration
  fee waivers                        4.35%       3.96%       3.30%        4.27%       4.42%       5.34%         5.86%/2/
PORTFOLIO
 TURNOVER RATE                        268%         92%         40%          71%         38%         95%           18%
NET ASSET VALUE
 AT BEGINNING OF
 PERIOD                             $ 10.74
                           ------- ------------- --------
Income from
 investment
 operations
 Net investment
  income                               0.08
 Net gain (loss)
  on investments
  (both realized
  and unrealized)                      0.10
                           ------- ------------- --------
 Total from
  investment
  operations                           0.18
                           ------- ------------- --------
LESS
 DISTRIBUTIONS
 Distributions
  from net
  investment
  income                              (0.08)
 Distributions
  from net
  realized
  capital gains                         - -
                           ------- ------------- --------
 Total
  distributions                       (0.08)
                           ------- ------------- --------
NET ASSET VALUE
 AT END OF PERIOD                   $ 10.84
                           ======= ============= ========
Total return                           1.72%/3/
RATIOS/SUPPLEMENTAL
 DATA
 Net assets at
  end of period
  (in thousands)                    $    10
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                          1.65%/2/
 Before
  advisory/administration
  fee waivers                          1.98%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                          3.84%/2/
 Before
  advisory/administration
  fee waivers                          3.51%/2/
PORTFOLIO
 TURNOVER RATE                          268%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

                                      16.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                       INVESTOR A SHARES                                   INVESTOR B SHARES
                                                                         FOR THE                            FOR THE
                                                                          PERIOD                            PERIOD
                            YEAR    YEAR        YEAR        YEAR        12/1/92/1/     YEAR    YEAR       10/03/94/1/
                            ENDED   ENDED       ENDED       ENDED        THROUGH       ENDED   ENDED        THROUGH
                           9/30/97 9/30/96     9/30/95     9/30/94       9/30/93      9/30/97 9/30/96       9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 10.33     $  9.82     $ 10.70       $ 10.00              $10.33        $ 9.82
                            -----  -------     -------     -------       -------       -----  ------        ------
Income from investment
 operations
 Net investment income                0.48        0.48        0.52          0.42                0.40          0.42
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         0.11        0.51       (0.85)         0.73                0.11          0.51
                            -----  -------     -------     -------       -------       -----  ------        ------
 Total from investment
  operations                          0.59        0.99       (0.33)         1.15                0.51          0.93
                            -----  -------     -------     -------       -------       -----  ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.48)      (0.48)      (0.52)        (0.42)              (0.40)        (0.42)
 Distributions from net
  realized capital gains               - -         - -       (0.03)        (0.03)                - -           - -
                            -----  -------     -------     -------       -------       -----  ------        ------
 Total distributions                 (0.48)      (0.48)      (0.55)        (0.45)              (0.40)        (0.42)
                            -----  -------     -------     -------       -------       -----  ------        ------
NET ASSET VALUE AT END OF
 PERIOD                            $ 10.44     $ 10.33     $  9.82       $ 10.70              $10.44        $10.33
                            =====  =======     =======     =======       =======       =====  ======        ======
Total return                          5.81%/3/   10.30%/3/   (3.06)%/3/    11.69%/3/           15.23%/3/      9.69%/3/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $38,031     $42,775     $46,563       $35,934              $7,974        $4,008
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         1.00%       0.98%       0.41%         0.07%/2/            1.74%         1.57%/2/
 Before
  advisory/administration
  fee waivers                         1.30%       1.30%       1.01%         0.95%/2/            2.03%         1.89%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         4.58%       4.88%       5.06%         5.19%/2/            3.81%         4.07%/2/
 Before
  advisory/administration
  fee waivers                         4.29%       4.56%       4.46%         4.31%/2/            3.51%         3.75%/2/
PORTFOLIO TURNOVER RATE                119%         66%         30%           40%                119%           66%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

                                      17.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO+

                               INVESTOR A SHARES            INVESTOR B SHARES
                                   FOR THE      FOR THE              FOR THE
                                   PERIOD        PERIOD              PERIOD
                            YEAR   2/1/96      1/26/96/1/    YEAR   7/2/96/1/
                            ENDED  THROUGH      THROUGH      ENDED   THROUGH
                           9/30/97 9/30/96      1/31/96     9/30/97  9/30/96
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $11.61        $11.54              $11.15
                            -----  ------        ------      -----   ------
Income from investment
 operations
 Net investment income               0.34           - -                0.09
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                       (0.34)         0.07                0.12
                            -----  ------        ------      -----   ------
 Total from investment
  operations                         0.00          0.07                0.21
                            -----  ------        ------      -----   ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.34)          - -               (0.09)
 Distributions from net
  realized capital gains              - -           - -                 - -
                            -----  ------        ------      -----   ------
 Total distributions                (0.34)          - -               (0.09)
                            -----  ------        ------      -----   ------
NET ASSET VALUE AT END OF
 PERIOD                            $11.27        $11.61              $11.27
                            =====  ======        ======      =====   ======
Total return/3/                     (0.01)%        0.63%               2.04%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $  894        $   14              $   30
 Ratios of expenses to
  average net assets                 1.01%/2/      1.02%/2/            1.74%/2/
 Excluding waivers                   1.33%/2/      1.36%/2/            2.06%/2/
 Ratios of net investment
  income to average net
  assets                             4.29%/2/      2.79%/2/            3.48%/2/
 Excluding waivers                   3.98%/2/      2.45%/2/            3.16%/2/
PORTFOLIO TURNOVER RATE               109%           26%                109%

+ This Portfolio commenced operations on July 1, 1991 as the New Jersey Munici-pal Bond Fund, a separate investment portfolio (the "Predecessor New Jersey Tax-Free Income Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabili-ties of the Predecessor New Jersey Tax-Free Income Portfolio were transferred to this Portfolio, which had no prior operating history.
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

                                      18.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                       INVESTOR A SHARES                         INVESTOR B SHARES
                                                                FOR THE                        FOR THE
                                                                 PERIOD                        PERIOD
                            YEAR    YEAR     YEAR     YEAR     12/1/92/1/    YEAR    YEAR    10/13/94/1/
                            ENDED   ENDED    ENDED    ENDED     THROUGH      ENDED   ENDED     THROUGH
                           9/30/97 9/30/96  9/30/95  9/30/94    9/30/93     9/30/97 9/30/96    9/30/95
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $10.05   $ 9.60   $10.53      $10.00             $10.05     $ 9.58
                            -----  ------   ------   ------      ------      -----  ------     ------
Income from investment
 operations
 Net investment income               0.46     0.52     0.53        0.36               0.38       0.42
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        0.10     0.45    (0.91)       0.53               0.10       0.47
                            -----  ------   ------   ------      ------      -----  ------     ------
 Total from investment
  operations                         0.56     0.97    (0.38)       0.89               0.48       0.89
                            -----  ------   ------   ------      ------      -----  ------     ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.46)   (0.52)   (0.53)      (0.36)             (0.38)     (0.42)
 Distributions from net
  realized capital gains              - -      - -    (0.02)        - -                - -        - -
                            -----  ------   ------   ------      ------      -----  ------     ------
 Total distributions                (0.46)   (0.52)   (0.55)      (0.36)             (0.38)     (0.42)
                            -----  ------   ------   ------      ------      -----  ------     ------
NET ASSET VALUE AT END OF
 PERIOD                            $10.15   $10.05   $ 9.60      $10.53             $10.15     $10.05
                            =====  ======   ======   ======      ======      =====  ======     ======
Total return/3/                      5.66%   10.46%   (3.75)%      9.10%              4.78%      9.33%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $2,833   $3,303   $3,825      $2,386             $  161     $  106
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                        0.91%    0.38%    0.10%       0.07%/2/           1.66%      1.17%/2/
 Before
  advisory/administration
  fee waivers                        1.50%    1.45%    1.49%       2.58%/2/           2.26%      2.25%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                        4.57%    5.42%    5.18%       4.90%/2/           3.80%      4.48%/2/
 Before
  advisory/administration
  fee waivers                        3.98%    4.35%    3.79%       2.39%/2/           3.21%      3.41%/2/
PORTFOLIO TURNOVER RATE               136%      63%      61%         36%               136%        63%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

                                      19.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

                  The Bond Portfolios of COMPASS CAPITAL FUNDS consist of 12 investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these Portfolios invest solely in taxable bonds and four of these Portfolios invest in tax-exempt bonds.

                  In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the individual's investment goals and sen-timents.

                     PORTFOLIO                    INVESTMENT OBJECTIVE
            Low Duration Bond            To realize a rate of return that
                                         exceeds the total return of the
                                         Merrill Lynch 1-3 Year Treasury Index.
            Intermediate Government      To seek current income consistent with
            Bond, Intermediate Bond,     the preservation of capital.
            Government Income, Managed
            Income and International
            Bond
            Core Bond                    To realize a total rate of return that
                                         exceeds the total return of the Lehman
                                         Brothers Aggregate Index.
            High Yield                   To seek current income by investing
                                         primarily in non-investment grade debt
                                         securities. Debt securities of less
                                         than investment grade are considered
                                         "high risk" securities (commonly
                                         referred to as "junk bonds").
            Tax-Free Income,             To seek as high a level of current
            Pennsylvania Tax-Free        income exempt from Federal income tax
            Income, New Jersey Tax-Free  and, to the extent possible for each
            Income and Ohio Tax-Free     State-Specific Tax-Free Portfolio,
            Income                       income tax of the specific state in
                                         which the Portfolio concentrates, as
                                         is consistent with preservation of
                                         capital.

                                      20.

--------------------------------------------------------------------------------
WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                              DOLLAR-
                                             WEIGHTED
                                              AVERAGE                                MIN
                      PERFORMANCE            MATURITY          CREDIT QUALITY      CREDIT
  PORTFOLIO            BENCHMARK*         (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration   Merrill 1-3 Year Treasury     3-5 Years        Investment Grade        B
 Bond                    Index                                    Spectrum
Intermediate        Lehman Brothers         5-10 Years          Gov't/Agency         AAA
 Gov't Bond     Intermediate Gov't Index
Intermediate        Lehman Brothers         5-10 Years        Investment Grade       BBB
 Bond           Intermediate Gov't/Corp                           Spectrum
                         Index
Core Bond                                   5-10 Years        Investment Grade       BBB
                 Lehman Aggregate Index                           Spectrum
Gov't Income     Lehman Mortgage Index/     10-15 Years         Gov't/Agency         AAA
                    10 Year Treasury
Managed                                     5-10 Years        Investment Grade       BBB
 Income          Lehman Aggregate Index                           Spectrum
High Yield      Lehman High Yield Index     8-12 Years      Non-Investment Grade      C
                                                                  Spectrum
International   Salomon Non-U.S. Hedged     5-15 Years            AA, AAA,           BBB
 Bond            World Government Bond                          Gov't/Agency
                         Index
Tax-Free         Lehman Municipal Bond      10-15 Years       Investment Grade       BBB
 Income                  Index                                    Spectrum
PA Tax-Free                                 10-15 Years       Investment Grade       BBB
 Income          Lehman Local GO Index                            Spectrum
NJ Tax-Free                                 10-15 Years       Investment Grade       BBB
 Income          Lehman Local GO Index                            Spectrum
OH Tax-Free                                 10-15 Years       Investment Grade       BBB
 Income          Lehman Local GO Index                            Spectrum

 *For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
**The Portfolios' sub-adviser will normally attempt to structure the Portfolios to have comparable durations to the benchmarks. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average matu-rity.

                                      21.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securi-ties at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under normal market conditions is not expected to do so.

  No:   The Portfolio may not purchase these securities.

                                                       NON                               FOREIGN
                                                     AGENCY/                   HIGH    SECURITIES/
                                             AGENCY COMMERCIAL                YIELDS    CURRENCY
                         TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
Low Duration Bond           Yes       Yes     Yes     Elig.    Elig. Elig.    Elig.       Elig.      Elig.
Intermediate Gov't Bond     Yes       Yes     Yes     Elig.     Yes  Elig.      No         No        Elig.
Intermediate Bond           Yes       Yes     Yes     Elig.     Yes   Yes       No         No        Elig.
Core Bond                   Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.      Elig.
Gov't Income                Yes       Yes     Yes     Elig.     Yes   Yes       No         No        Elig.
Managed Income              Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.      Elig.
High Yield                  Yes       Yes      No       No      Yes   Yes      Yes        Elig.        No
International Bond         Elig.     Elig.   Elig.    Elig.    Elig. Elig.      No         Yes       Elig.
Tax-Free Income            Temp.       No      No       No      No     No       No         No         Yes
PA Tax-Free Income         Temp.       No      No       No      No     No       No         No         Yes
NJ Tax-Free Income         Temp.       No      No       No      No     No       No         No         Yes
OH Tax Free Income         Temp.       No      No       No      No     No       No         No         Yes

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

                                      22.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio (as defined below), invest less than 80% of its net assets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.



                                      23.

-------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
-------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Intermediate Government Bond Portfolio and Government Income Portfolio will be rated in the highest rating category at the time of purchase or, if unrated, of comparable quality as de-termined by the Portfolios' sub-adviser. Securities acquired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteris-tics. If a security's rating is reduced below the minimum rating that is per-mitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio and Government Income Portfolio (the "Government Portfolios") will invest at least 65% of their total assets in obligations issued or guar-anteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (to-gether with the "State-Specific Tax-Free Portfolios," the "Tax-Free Portfo-lios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and pos-sessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-ex-empt derivative securities the interest on which is exempt from regular Fed-eral income tax and is not an item of tax preference for purposes of the Fed-eral alternative minimum tax ("Municipal Obligations"). In addition, each State-Specific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state in-dicated by its name ("State-Specific Obligations"). The Tax-Free Income Port-folio intends to invest no more than 25% of its net assets in Municipal Obli-gations of issuers located in the same state. During temporary defensive peri-ods each Tax-Free Portfolio may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. Each of the Managed Income and Core Bond Portfolios may invest up to 10% of its total assets and the Low Duration Bond Portfolio may invest up to 20% of its total assets in debt securities of for-eign issuers and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these Portfolios may have the characteristics of futures contracts. In addition, each Portfolio may en-gage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign cur-rencies), futures, hedging and cross-hedging are described below and under "Interest Rate and Currency Transactions" and "Options and Futures Contracts." Investing in securities of foreign issuers involves considerations not typi-cally associated with investing in securities of companies organized and oper-ated in the United States. Because foreign securities generally are denomi-nated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or un-favorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or

                                      24.

--------------------------------------------------------------------------------
depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and fi-nancial reporting requirements applicable to issuers in the United States.
While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, it remains appreciably below that of the New York
Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liq-uid and their prices may be more volatile than comparable investments in secu-rities in U.S. companies. In addition, there is generally less government su-pervision and regulation of securities exchanges, brokers and issuers in for-eign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

HIGH YIELD SECURITIES. The High Yield Portfolio will invest primarily in the full spectrum of "high yield" or non-investment grade debt securities, commonly known to investors as "junk bonds." The Low Duration Bond Portfolio may invest in non-investment grade fixed income or convertible securities when the Portfo-lio's sub-adviser believes that the investment characteristics of such securi-ties make them desirable in light of the Portfolio's investment objective and current portfolio mix, so long as under normal market conditions, no more than 20% of its total assets are invested in non-investment grade debt securities, and such securities are rated "B" or higher at the time of purchase by at least one major rating agency.

High yield securities are bonds that are issued by a company whose credit rat-ing (based on rating agencies' evaluation of the likelihood of repayment) ne-cessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than secu-rities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated Ba or lower by Moody's or BB or lower by Standard & Poor's) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and

                                      25.

--------------------------------------------------------------------------------

ratings may from time to time change, positively or negatively, to reflect de-velopments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securi-ties.

While the market values of high yield securities tend to react less to fluctua-tions in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The compa-nies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional fi-nancing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield se-curities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, invest-ors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience fi-nancial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the sec-ondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and partici-pants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market con-ditions, a Portfolio may have difficulty disposing of certain high yield secu-rities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the ac-tual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and invest-ment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of out-standing high yield securities, especially in a thinly traded market. For exam-ple, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds ad-versely affected the market in recent years.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the

                                      26.

--------------------------------------------------------------------------------

market for such securities, also may affect the ability of a Portfolio to dis-pose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become il-liquid and the proportion of the Portfolio's assets invested in illiquid secu-rities may significantly increase.

The Low Duration Bond Portfolio may invest in securities rated "B" and above or determined by the sub-adviser to be of comparable quality. Such securities are considered to have the current capacity to meet interest and principal pay-ments, but have a greater vulnerability to default than higher rated securi-ties. Adverse business, financial or economic conditions will likely impair ca-pacity or willingness to pay interest and principal. The High Yield Portfolio may invest in securities rated "C" and above or determined by the sub-adviser to be of comparable quality. Securities rated "C" are considered highly specu-lative and may be used to cover a situation where the issuer has filed a bank-ruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analy-sis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix B.

In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and per-formance of the securities, the protections afforded the securities and the di-versity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfo-lio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

The expense ratio of the High Yield Portfolio can be expected to be higher than those of Portfolios investing primarily in investment grade securities. The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher com-mission costs.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                                      27.
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Also included within the general category of Municipal Obligations are partici-
pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets in private ac-tivity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the in-terest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a spec-ified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commit-ment relates. The Tax-Free Portfolios may also invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with re-spect to any particular securities, be limited. In addition, Municipal Obliga-tions purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

                                      28.

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The Portfolios may acquire several types of mortgage-related securities, in-
cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are con-verted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and gener-ally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the ma-turity of mortgage-related and other asset-backed securities held by the Port-folio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities contain-ing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible

                                      29.
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that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Se-curities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvanta-geous circumstances in order to generate cash to satisfy these distribution re-quirements. See "How Are Fund Distributions Taxed?"

PAY-IN-KIND BONDS. Pay-in-kind, or PIK, bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the re-ceipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circum-stances in order to generate cash to satisfy these distribution requirements. See "How Are Fund Distributions Taxed?"

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks,

                                      30.
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and may acquire commercial obligations issued by Canadian corporations and Ca-
nadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time de-posits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obli-gation or by government regulation. The Portfolios may also make interest-bear-ing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration manage-ment technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase ex-change-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctua-tions, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative, or, with respect to the International Bond Portfolio, cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to par-ticular securities, securities indices, or the yield differential between two securities or, in the case of the International Bond Portfolio,

                                      31.
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foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted op-tions are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not pur-chase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may uti-lize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insur-ance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance com-pany then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least

                                      32.
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the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the trans-action. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obli-gated to repurchase and that the securities may not be returned to the Portfo-lio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agree-ments, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

                                      33.
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ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Portfo-lio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

                                      34.
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PORTFOLIO TURNOVER RATES. The past portfolio turnover rates of the Portfolios are set forth above under "What Are the Portfolios' Financial Highlights?" A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated for that section, there can be no assurance that it will be able to do so at all times.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Tax-Free Portfolios in State-Spe-cific Obligations raises special investment considerations. In particular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Tax-Free Portfolios invest are described below. For further information, see "Spe-cial Considerations Regarding State-Specific Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following four years. As of June 30, 1995, the General Fund had a surplus of $688.3 million. For the fiscal year ended June 30, 1996, the General Fund's expenditures ex-ceeded available revenues by approximately $253 million; this shortfall was funded by the General Fund's unappropriated surplus. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pres-sures on the tax resources of the Commonwealth and its municipalities. The Com-monwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing posi-tions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county. This balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in

                                      35.

--------------------------------------------------------------------------------
many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness. In past years, the State's overall unemployment rate has been somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unem-ployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government fi-nances generally will not adversely affect the market value of Ohio State-Spe-cific Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

                                      36.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

               David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER    The Adviser to the Compass Capital Funds is PNC Asset Manage-
               ment Group, Inc. ("PAMG"). Each of the Portfolios within the Compass Capital Fund family is managed by a specialized portfo-lio manager who is a member of PAMG's fixed income portfolio management subsidiary, BlackRock Financial Management, Inc.
               ("BlackRock"). BlackRock has its primary offices at 345 Park
               Avenue, New York, New York 10154.

               The Portfolios and their portfolio managers are as follows:

 COMPASS CAPITAL PORTFOLIO                    PORTFOLIO MANAGER
 -------------------------                    -----------------
 Low Duration Bond            Robert S. Kapito; Vice Chairman of BlackRock
                              since 1988; Portfolio co-manager since its
                              inception.
                              Scott Amero; Managing Director of BlackRock since
                              1990; Portfolio co-manager since its inception.
                              Jody Kochansky; Vice President of BlackRock since
                              1992; Portfolio co-manager since 1995.
 Intermediate Government Bond Robert S. Kapito and Scott Amero (see above) and
                              Michael P. Lustig; Mr. Lustig has been Vice
                              President of BlackRock since 1989; Messrs.
                              Kapito, Lustig and Amero have been Portfolio co-
                              managers since 1995.
 Intermediate Bond            Robert S. Kapito, Michael P. Lustig and Scott
                              Amero (see above); Messrs. Kapito, Lustig and
                              Amero have been Portfolio co-managers since 1995.
 Core Bond                    Keith Anderson; Managing Director of BlackRock
                              since 1988; Portfolio co-manager since June 1997.
                              Robert Michele, CFA; Managing Director of
                              BlackRock since 1996; Prior to joining BlackRock
                              in 1995, Mr. Michele was a Director and head of
                              US Fixed Income Investments with CS First Boston
                              Investment Management Corporation; From 1985-
                              1993, he served as Deputy Manager and Senior
                              Portfolio Manager at Brown Brothers Harriman &
                              Co.; Portfolio co-manager since June 1997.
 Government Income            Robert S. Kapito, Michael P. Lustig and Scott
                              Amero (see above); Messrs. Kapito, Lustig and
                              Amero have been Portfolio co-managers since 1995.


                                      37.

--------------------------------------------------------------------------------

 COMPASS CAPITAL PORTFOLIO                    PORTFOLIO MANAGER
 -------------------------                    -----------------
 Managed Income               Keith Anderson; Managing Director of BlackRock
                              since 1988; Portfolio co-manager since June 1997.
                              Robert Michele (see above): Portfolio Manager at
                              Brown Brothers Harriman & Co.; Portfolio co-
                              manager since June 1997.
 High Yield                             ,             and Robert S. Kapito (see
                              above): Portfolio co-managers since inception.
 International Bond           Andrew Gordon; Portfolio manager at BlackRock
                              since 1996; responsible for non-dollar research
                              at Barclay Investments from 1994 to 1996 and at
                              CS First Boston from 1986 to 1994; Portfolio
                              manager since January 1997.
 Tax-Free Income              Kevin Klingert; portfolio manager at BlackRock
                              since 1991; prior to joining BlackRock, Assistant
                              Vice President, Merrill Lynch, Pierce, Fenner &
                              Smith; Portfolio manager since 1995.
 Pennsylvania Tax-Free Income Kevin Klingert (see above); Portfolio manager since 1995.
 New Jersey Tax-Free Income   Kevin Klingert (see above); Portfolio manager
                              since 1995.
 Ohio Tax-Free Income         Kevin Klingert (see above); Portfolio manager
                              since 1995.

                  PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                  For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-adviser are entitled to fees, com-puted daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                       MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                          EACH PORTFOLIO
                                     EXCEPT THE INTERNATIONAL
                                           BOND AND HIGH              HIGH YIELD AND
                                         YIELD PORTFOLIOS      INTERNATIONAL BOND PORTFOLIOS
                                     ------------------------- ----------------------------------
            AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY   INVESTMENT         SUB-ADVISORY
             ASSETS                  ADVISORY FEE     FEE       ADVISORY FEE            FEE
            -----------------        ------------ ------------ --------------      --------------
            first $1 billion             .500%        .350%                  .550%               .400%
            $1 billion--$2 billion       .450         .300                   .500                .350
            $2 billion--$3 billion       .425         .275                   .475                .325
            greater than $3 billion      .400         .250                   .450                .300

                  For the twelve months ended September 30, 1997, the Portfo-lios paid investment advisory fees at the following annual rates (expressed as a percentage of average daily net assets) after voluntary fee waivers: Intermediate Government Bond Portfo- lio, .28%; Intermediate Bond Portfolio, .30%; Govern-ment Income Portfolio, .30%; Man-

                                      38.

--------------------------------------------------------------------------------

               aged Income Portfolio, .35%; Tax-Free Income Portfolio, .28%; Pennsylvania Tax-Free Income Portfolio, .29%; Ohio Tax-Free In-come Portfolio, .06%; Low Duration Bond Portfolio, .30%; Core Bond Portfolio, .30%, New Jersey Tax-Free Income Portfolio, .30%; and the International Bond Portfolio, .55%.

               The Portfolios' sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
               Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A ma-jority of the outstanding stock of PDI is owned by its offi-cers.

               The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Port-folio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to each class of Investor Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to each class of Investor Shares of each Portfolio in excess of $1 bil-lion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

               For information about the operating expenses the Portfolios paid for the most recent fiscal period, see "What Are the Ex-penses of the Portfolios?"

TRANSFER       PNC Bank serves as the Portfolios' custodian and PFPC serves as
AGENT,         their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN


DISTRIBUTION   Under the Fund's Distribution and Service Plan (the "Plan"),
AND SERVICE    Investor Shares of the Portfolios bear the expense of payments
PLAN           ("distribution fees") made to CDI, as the Fund's distributor
               (the "Distributor"), or affiliates of PNC Bank, for distribu-tion and sales support services. The distribution fees may be used to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, fi-nancial institutions and industry professionals ("Service Orga-nizations") for sales support services and related expenses.
               Distribution fees payable under the Plan will not exceed .10%
               (annualized) of the average daily net asset value of each Port-folio's outstanding Investor A Shares and .75% (annualized) of the average daily net

                                      39.

--------------------------------------------------------------------------------
                  asset value of each Portfolio's outstanding Investor B and Investor C Shares. Payments under the Plan are not tied di-rectly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

                  Under the Plan, the Fund intends to enter into service ar-rangements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of the follow-ing services: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting customers in designating and changing divi-dend options, account designations and addresses; and provid-ing other similar shareholder liaison services. In considera-tion for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of these additional services to such cus-tomers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

                  Service Organizations may charge their clients additional fees for account services. Customers who are beneficial own-ers of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

                  The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of un-derwriting securities. It is intended that the services pro-vided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securi-ties laws, banks and financial institutions that receive pay-ments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to PAMG and the Ad-ministrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servic-ing and processing fees, distribution fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, ex-penses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing sharehold-ers, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the ex-pense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular in-vestment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      40.

--------------------------------------------------------------------------------
WHAT PRICING OPTIONS ARE AVAILABLE TO INVESTORS?
--------------------------------------------------------------------------------

               The Bond Portfolios of Compass Capital Funds offer different pricing options to investors in the form of different share classes. These options are described below:

               A SHARES (FRONT-END LOAD)
                One time, front-end sales charge at time of purchase
                No charges or fees at any time for redeeming shares
                Lower ongoing expenses
                Free exchanges with other A Shares in the Compass Capital Funds family

               A Shares may make sense for investors with a long-term invest-ment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

               B SHARES (BACK-END LOAD)
                No front-end sales charge at time of purchase
                Contingent deferred sales charge (CDSC) if shares are re-deemed, declining over 6 years from a high of 4.50%
                Free exchanges with other B Shares in the Compass Capital Funds family
                Automatically convert to A Shares seven years from purchase

               B Shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

               C SHARES (LEVEL LOAD)
                No front-end sales charge at time of purchase
                Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
                Free exchanges with other C Shares in the Compass Capital Funds family

               C Shares may make sense for shorter term (relative to both A and B Shares) investors who prefer to pay for professional in-vestment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase.

                                      41.

--------------------------------------------------------------------------------
THE PRICING OPTIONS FOR EACH PORTFOLIO ARE DESCRIBED IN THE TABLES BELOW:

 INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, CORE BOND, TAX-FREE INCOME, PENNSYLVANIA TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME AND OHIO TAX-FREE INCOME PORTFOLIOS:

                            A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge                    4.00%          0.00%                 0.00%
  12b-1 Fee                  0.00%*         0.75%                 0.75%
  CDSC (Redemption Charge)   0.00%       4.50%-0.00%              1.00%
                                       (Depends on when    (If redeemed within
                                     shares are redeemed) 12 months of purchase)

 GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:

                            A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge                    4.50%          0.00%                 0.00%
  12b-1 Fee                  0.00%*         0.75%                 0.75%
  CDSC (Redemption Charge)   0.00%       4.50%-0.00%              1.00%
                                       (Depends on when    (If redeemed within
                                     shares are redeemed) 12 months of purchase)

 LOW DURATION BOND PORTFOLIO:

                           A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge.................  3.00%          0.00%                 0.00%
  12b-1 Fee...............  0.00%*         0.75%                 0.75%
  CDSC (Redemption
   Charge)................  0.00%       4.50%-0.00%              1.00%
                                      (Depends on when    (If redeemed within
                                    shares are redeemed) 12 months of purchase)

 HIGH YIELD AND INTERNATIONAL BOND PORTFOLIOS:

                           A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge.................  5.00%          0.00%                 0.00%
  12b-1 Fee...............  0.00%*         0.75%                 0.75%
  CDSC (Redemption
   Charge)................  0.00%       4.50%-0.00%              1.00%
                                      (Depends on when    (If redeemed within
                                    shares are redeemed) 12 months of purchase)

*The Portfolios do not expect to incur 12b-1 fees in excess of .005% with re-spect to Investor A Shares during the current fiscal year.


Investors wishing to purchase shares of the Portfolios may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?"

                                      42.

--------------------------------------------------------------------------------
WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?
--------------------------------------------------------------------------------

In deciding which class of Investor Shares to purchase, investors should con-sider the following:

Intended Holding Period. Over time, the cumulative distribution fees on a Port-folio's Investor B Shares and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net asset value remains constant, the Investor B Shares' and Investor C Shares' aggregate distribution fees would be equal to the Investor A Shares' initial maximum sales charge from four to seven years after purchase (depending on the Portfo-lio). Thereafter, Investor B Shares and Investor C Shares would bear higher ag-gregate expenses. Investor B and Investor C shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B Shares and Investor C Shares.

Because the Portfolios' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of seven years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates--seven years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through rein-vestment. Investor C Shares have no conversion feature.

Unless a sales charge waiver applies, Investor B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they re-deem during the first twelve months after purchase. Investors expecting to re-deem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or In-vestor C distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares.

Investor B Shares of the Portfolios purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of a Portfolio purchased on or before January 12, 1996 convert to Investor A Shares of the Portfolio at the end of six years after purchase. For more infor-mation about Investor B Shares purchased before January 12, 1996 and the de-ferred sales charge payable on their redemption, call PFPC at (800) 441-7762.

Reduced Sales Charges. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advanta-geous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

Waiver of Sales Charges. The entire initial sales charge on Investor A Shares of a Portfolio may be waived for certain eligible purchasers allowing their en-tire purchase price to be immediately invested in a Portfolio. The contingent deferred sales charge may be waived upon redemption of certain Investor B Shares and Investor C Shares.

                                      43.

--------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED?
--------------------------------------------------------------------------------

GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Invest-ment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-adviser, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS. Shares of the Portfolios may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares, and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. East-ern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of each Portfolio are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of se-curities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order or to modify or waive the minimum ini-tial or subsequent investment requirement.

                                      44.

--------------------------------------------------------------------------------
HOW ARE SHARES REDEEMED?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfolio, the Investor A Shares will be re-deemed first unless the shareholder indicates otherwise. If a redeeming share-holder owns both Investor B Shares and Investor C Shares in the same Portfolio, the redemption order will be processed to minimize the amount of the contingent deferred sales charge that will be charged unless the shareholder indicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to termi-nate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

                                      45.

--------------------------------------------------------------------------------

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the required minimum initial investment as the re-sult of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. Proceeds from the redemption of shares will be reduced by the amount of any applicable contingent deferred sales charge. Un-less another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption pro-ceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      46.

--------------------------------------------------------------------------------
WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?
--------------------------------------------------------------------------------

Compass Capital Funds offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762.

EXCHANGE PRIVILEGE. Investor A, Investor B and Investor C Shares of each Port-folio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset val-ues. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to re-quest the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                                      47.

-------------------------------------------------------------------------------

The Fund reserves the right to reject any telephone exchange request. Tele-phone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its share-holders. The Fund, the Administrators and the Distributor will employ reason-able procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instruc-tions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deduc-tions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to re-ceive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Ap-plication Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No con-tingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the appli-cable CDSC.

                                      48.

--------------------------------------------------------------------------------
WHAT IS THE SCHEDULE OF SALES CHARGES AND EXEMPTIONS?
--------------------------------------------------------------------------------

INVESTOR A     Investor A Shares are subject to a front-end sales charge de-
SHARES         termined in accordance with the following schedules:

 LOW DURATION BOND PORTFOLIO:

                                                           REALLOWANCE OR
                           SALES CHARGE  SALES CHARGE AS   PLACEMENT FEES
  AMOUNT OF TRANSACTION      AS % OF          % OF       TO DEALERS (AS % OF
    AT OFFERING PRICE     OFFERING PRICE NET ASSET VALUE   OFFERING PRICE)
  Less than $25,000            3.00%          3.09%             2.50%
  $25,000 but less than
   $50,000                     2.75           2.83              2.25
  $50,000 but less than
   $100,000                    2.50           2.56              2.00
  $100,000 but less than
   $250,000                    2.00           2.04              1.75
  $250,000 but less than
   $500,000                    1.50           1.52              1.25
  $500,000 but less than
   $1,000,000                  1.00           1.01              0.75
  $1,000,000 and over          0.00*          0.00*             0.75**
  $1-2 million                 0.00           0.00              0.75
  $2-3 million                 0.00           0.00              0.72
  $3-5 million                 0.00           0.00              0.63
  $5-10 million                0.00           0.00              0.44
  $10-15 million               0.00           0.00              0.38
  $15-20 million               0.00           0.00              0.35
  $20-40 million               0.00           0.00              0.30

 INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, CORE BOND, TAX-FREE INCOME, PENNSYLVANIA TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME AND OHIO TAX-FREE INCOME PORTFOLIOS:

                                                           REALLOWANCE OR
                           SALES CHARGE  SALES CHARGE AS   PLACEMENT FEES
  AMOUNT OF TRANSACTION      AS % OF          % OF       TO DEALERS (AS % OF
    AT OFFERING PRICE     OFFERING PRICE NET ASSET VALUE   OFFERING PRICE)
  Less than $25,000            4.00%          4.17%             3.50%
  $25,000 but less than
   $50,000                     3.75           3.90              3.25
  $50,000 but less than
   $100,000                    3.50           3.63              3.00
  $100,000 but less than
   $250,000                    3.00           3.09              2.50
  $250,000 but less than
   $500,000                    2.00           2.04              1.50
  $500,000 but less than
   $1,000,000                  1.00           1.01              0.75
  $1,000,000 and over          0.00*          0.00*             0.75**
  $1-2 million                 0.00           0.00              0.75
  $2-3 million                 0.00           0.00              0.72
  $3-5 million                 0.00           0.00              0.63
  $5-10 million                0.00           0.00              0.44
  $10-15 million               0.00           0.00              0.38
  $15-20 million               0.00           0.00              0.35
  $20-40 million               0.00           0.00              0.30

*There is no initial sales charge on purchase of $1,000,000 or more of Investor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after purchase.
**The Distributor may pay placement fees to dealers of up to 0.75% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.

                                      49.

--------------------------------------------------------------------------------

 GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:

                                                           REALLOWANCE OR
                           SALES CHARGE  SALES CHARGE AS   PLACEMENT FEES
  AMOUNT OF TRANSACTION      AS % OF          % OF       TO DEALERS (AS % OF
    AT OFFERING PRICE     OFFERING PRICE NET ASSET VALUE   OFFERING PRICE)
  Less than $25,000            4.50%          4.71%             4.00%
  $25,000 but less than
   $50,000                     4.25           4.70              3.75
  $50,000 but less than
   $100,000                    4.00           4.17              3.50
  $100,000 but less than
   $250,000                    3.50           3.63              3.00
  $250,000 but less than
   $500,000                    2.50           2.56              2.00
  $500,000 but less than
   $1,000,000                  1.50           1.52              1.25
  $1-2 million                 0.00*          0.00*             1.00**
  $2-3 million                 0.00           0.00              0.95
  $3-5 million                 0.00           0.00              0.87
  $5-10 million                0.00           0.00              0.69
  $10-15 million               0.00           0.00              0.62
  $15-20 million               0.00           0.00              0.53
  $20-40 million               0.00           0.00              0.39

 HIGH YIELD AND INTERNATIONAL BOND PORTFOLIOS:

                                                           REALLOWANCE OR
                           SALES CHARGE  SALES CHARGE AS   PLACEMENT FEES
  AMOUNT OF TRANSACTION      AS % OF          % OF       TO DEALERS (AS % OF
    AT OFFERING PRICE     OFFERING PRICE NET ASSET VALUE   OFFERING PRICE)
  Less than $25,000            5.00%          5.26%             4.50%
  $25,000 but less than
   $50,000                     4.75           4.99              4.25
  $50,000 but less than
   $100,000                    4.50           4.71              4.00
  $100,000 but less than
   $250,000                    4.00           4.17              3.50
  $250,000 but less than
   $500,000                    3.00           3.09              2.50
  $500,000 but less than
   $1,000,000                  2.00           2.04              1.50
  $1-2 million                 0.00*          0.00*             1.00**
  $2-3 million                 0.00           0.00              0.95
  $3-5 million                 0.00           0.00              0.87
  $5-10 million                0.00           0.00              0.69
  $10-15 million               0.00           0.00              0.62
  $15-20 million               0.00           0.00              0.53
  $20-40 million               0.00           0.00              0.39

* There is no initial sales charge on purchase of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after pur-chase.
** The Distributor may pay placement fees to dealers of up to 1.00% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.


During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "under-writers" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, CCG and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolios, to dealers in connection with the sale and distribu-tion of shares (such as additional payments based on new sales), and may, sub-ject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor vari-ous educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Adviso-ry, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

                                      50.

--------------------------------------------------------------------------------

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-adviser or trans-fer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of bro-kers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio may purchase Investor A Shares without a Sales Load, provided that the aggregate amount invested pursuant to this exemption in Investor A Shares of Fund Portfo-lios that would otherwise be subject to front- end sales charges equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other finan-cial institution. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE INVESTOR A SHARES.

QUALIFIED PLANS. In general, the sales charge (as a percentage of offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 2.50% (1.50% with respect to shares of the Low Duration Bond Portfolio). The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolios for purchases through cer-tain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Information.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment com-pany, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or ex-pense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an orga-nized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Portfolios that are subject to a front-end sales charge or the total amount of an investor's initial in-vestment in such shares, less redemptions (whichever is greater) may be com-bined with the amount of the investor's current purchase in determining the ap-plicable sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF PFPC BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

                                      51.

-------------------------------------------------------------------------------

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the re-investment privilege.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment com-pany which were sold with a sales charge or commission. This does not include shares of an affiliated mutual fund which were or would be subject to a con-tingent deferred sales charge upon redemption. Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the in-vestor in writing, or by his or her financial institution, at the time the purchase of Investor A Shares is made.

LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT PFPC UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capi-tal gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Dealers will generally receive commis-sions equal to 4.00% of the Investor B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Man-ages The Fund?" Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, CCG or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, place-ment fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, CCG and/or their affiliates may provide to dealers in connection with the sale of shares.

                                      52.

--------------------------------------------------------------------------------

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed as set forth in the fol-lowing chart:

                                               CONTINGENT DEFERRED
                                               SALES CHARGE (AS A
              NUMBER OF YEARS              PERCENTAGE OF DOLLAR AMOUNT
          ELAPSED SINCE PURCHASE             SUBJECT TO THE CHARGE)
      Less than one                                   4.50%
      More than one, but less than two                4.00
      More than two, but less than three              3.50
      More than three, but less than four             3.00
      More than four, but less than five              2.00
      More than five, but less than six               1.00
      More than six, but less than seven              0.00

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan as described above under "Who Manages the Fund?" Dealers may not receive a commission in connection with sales of In-vestor C Shares to certain retirement plans sponsored by the Fund, CCG or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares. See "What Is The Schedule Of Sales Charges And Exemp-tions--Investor A Shares" for information on additional sales incentives which the Distributor, CCG and/or their affiliates may provide to dealers in connec-tion with the sale of shares.

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in con-nection with: (1) exchanges described in "What Are the Shareholder Features of the Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to cer-tain retirement plans sponsored by the Fund, CCG or its affiliates; (4) redemp-tions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (5) involuntary redemptions of Investor B or Investor C Shares in ac-counts with low balances as described in "How Are Shares Redeemed?"; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are the Shareholder Features of the Fund?--Systematic Withdrawal Plan." In addition, no contingent deferred sales charge is charged on Investor B or Investor C Shares acquired through the rein-vestment of dividends or distributions.

The Fund also waives the contingent deferred sales charge on redemptions of In-vestor B Shares of the Portfolios purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund. For further information, see "Purchase and Redemp-tion Information" in the Statement of Additional Information.

When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

                                      53.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for each class of Investor Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all secu-rities and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a share-holder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "set-tled" shares (i.e., shares for which the particular Portfolio has received pay-ment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic pro-jections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least an-nually.

                                      54.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corpo-rate and non-corporate taxpayers in determining alternative minimum and envi-ronmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alterna-tive minimum tax purposes. In addition, investors should be aware of the possi-bility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of So-cial Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such shares. However, if a shareholder exchanges the shares for shares of an-other Portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's exchange privi-lege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the purpose of determining gain or loss but may be included (subject to the same limitation) in the tax basis of the new shares.

Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt in-terest dividends received by the shareholder. For the

                                      55.

--------------------------------------------------------------------------------
Ohio Tax-Free Income Portfolio, the loss will be disallowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been subject to Ohio income tax.

It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including gen-erally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such pro-portionate amounts from U.S. income, should the shareholder so choose.

A Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the se-curity over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, in-come may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash dis-tribution to a Portfolio, such Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. For additional information concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Infor-mation.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts un-der the Personal income tax (in the case of insurance proceeds, to the extent they are exempt for Federal Income Tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Phil-adelphia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Tax-Free Income Portfolio for more than six months, the School District Tax.

                                      56.

--------------------------------------------------------------------------------

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Cor-porate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or inter-est and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capi-tal Stock/Foreign Franchise Tax).

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio per-sonal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfo-lio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Govern-ment, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States). Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly at-tributable to interest on Ohio State-Specific Obligations or the U.S. obliga-tions described above. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corpora-tion franchise tax.

                                      57.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty-six investment portfolios. Each Portfolio, other than the Government Income Portfolio, offers five sepa-rate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. The Government Income Portfo-lio offers only Investor A Shares, Investor B Shares and Investor C Shares. In addition, the Low Duration Bond, Core Bond and Intermediate Bond Portfolios of-fer a sixth share class-Black Rock Shares. This prospectus relates only to In-vestor A Shares, Investor B Shares and Investor C Shares of the Portfolios de-scribed herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the BlackRock Shares of a Portfolio is expected to be no less than the performance of the Portfolio's Institutional Shares, the performance of both the BlackRock Shares and Institutional Shares of a Portfolio is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of the BlackRock Shares, Institutional Shares and Service Shares of a Portfolio is ex-pected to be higher than the performance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be dif-ferent. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Black Rock, Institutional and Service Shares, including an automatic investment plan and an automatic withdrawal plan. For further information regarding the Fund's Institutional and Service Share classes, contact PFPC at (800) 441-7764.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately [70%] of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      58.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for each class of Investor Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of a Portfolio over the measuring pe-riod. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without re-flecting the sales load.

The yield of a class of shares is computed by dividing the Portfolio's net in-come per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a class of a Portfolio's Investor Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a class of a Portfolio's Investor Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associ-ates and the Lehman Government Corporate Bond Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evalua-tions of the Portfolios and their share classes published by nationally recog-nized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for In-vestor Shares of a Portfolio cannot necessarily be used to compare an invest-ment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institu-tions directly to their customer accounts in connection with investments in In-vestor Shares will not be included in the Portfolio performance calculations.

                                      59.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OTHER INFORMATION ON THE COMPASS CAPITAL HIGH YIELD PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

  and         , co-managers of the Compass Capital High Yield Portfolio, have
had more      years of experience as Portfolio Managers.         and
were the Portfolio Managers of the        Fund (account) from        until De-
cember 31, 1997 at            Co. The cumulative total return for the      Fund
(account) from           until December 31, 1997 was  . At December 31, 1997,
that Fund (account) had        million in net assets. As Portfolio Managers at
         ,           had full discretionary authority over the selection of in-
vestments for that fund.

The performance data for the      Fund and portfolio management team is in-
cluded to provide investors with a longer performance record for      in manag-
ing a(n) Fund (account) with substantially similar investment objectives and
policies to the Compass Capital High Yield Portfolio. The       Fund perfor-
mance data does not represent the past, present or future performance of the Compass Capital High Yield Portfolio. Past performance is no guarantee of fu-ture results. Investors should not consider this performance data as an indica-tion of the future performance of the Compass Capital High Yield Portfolio. Share prices and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfo-lio securities. Consequently, investments in the High Yield Portfolio may be worth more or less than their original cost at the time of redemption.

Average annual returns for the one-year, three-year and five-year periods ended
December 31, 1997 for the           Fund and for the entire period during which
           managed that fund compared with the performance of the Lehman High Yield Index were:

                                                          FUND LEHMAN HIGH YIELD
                                                     --------- -----------------
     One Year.......................................
     Three Year Ann.................................
     Five Year Ann..................................
     During Management Tenure.......................

(1) All returns presented above were calculated on a total return basis and include all reinvested dividends and interest, accrued income and realized and unrealized gains and losses.

(2)  The expense ratio of the           Fund was            .

(3) The Lehman High Yield Index is an unmanaged index of bonds that is consid-ered generally representative of the high yield bond market.

                                      60.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Compass Capital Funds:

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of the Short Government Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed In-come, International Bond, Tax-Free Income and New Jersey Tax-Free Income Port-folios of the Compass Capital Fund, and the statements of net assets of the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios of the Compass Capital Funds as of September 30, 1996, and the related statements of opera-tions for the periods then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented (except for those statements which have been audited by other auditors as discussed below). These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net as-sets for the year ended June 30, 1995, and the financial highlights for the year ended June 30, 1995 and each of the prior periods presented of the Short Government Bond and Core Bond Portfolios, formerly the BFM Institutional Trust Short Duration and Core Fixed Income Portfolios (the "BFM Funds"), respectively were audited by other auditors, whose report dated August 7, 1995 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of materials misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian and brokers as of September 30, 1996. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass Capital Funds (Short Government Bond, Intermediate Government Bond, In-termediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free and Ohio Tax-Free Income Portfolios), as of September 30, 1996, and the results of their operations for the periods then ended, the changes in their net assets for each of the two years (or periods) in the period then ended (except for the year ended June 30, 1995 for the BFM Funds which have been audited by other au-ditors), and the financial highlights for each of the periods presented (except for the year ended June 30, 1995 and prior periods for the BFM Funds which have been audited by other auditors), in conformity with generally accepted account-ing principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 22, 1996

                                      61.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS   9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 COMMENTARY                Monday through Friday     toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7762
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      62.

--------------------------------------------------------------------------------

                                APPENDIX A

    COMPASS CAPITAL            PERFORMANCE
       PORTFOLIO                BENCHMARK                         DESCRIPTION
Low Duration Bond        Merrill 1-3 Year         Treasuries with maturities ranging from 1
                         Treasury Index           to 2.99 years
Intermediate Government  Lehman Brothers          Treasury and agency issues in the Lehman
Bond                     Intermediate Government  Aggregate, excluding maturities above 9.99
                         Index                    years
Intermediate Bond        Lehman Brothers          Treasury, agency and corporate issues in
                         Intermediate Gov't/Corp  the Lehman Aggregate, excluding maturities
                         Index                    above 9.99 years
Core Bond                Lehman Aggregate Index   The Lehman Aggregate contains issues that
                                                  meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  . Rated investment grade (at least Baa-3)
                                                    by Moody's or S&P (if not rated by
                                                    Moody's)
                                                  . At least one year at maturity
                                                  . Coupon must have a fixed rate
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of November 1996, the composition of
                                                    the Lehman Brothers Aggregate Index is:
                                                  52% allocation to Treasury and government
                                                  securities
                                                  29% allocation to mortgage-backed
                                                  securities
                                                  19% allocation to corporate and asset-
                                                  backed securities
Government Income        Lehman Mortgage Index/10 50% allocation to the mortgage component of
                         Year Treasury            the Lehman Aggregate Index and a 50%
                                                  allocation to the Merrill Lynch 10 Year
                                                  Index
Managed Income           Lehman Aggregate Index   The Lehman Aggregate contains issues that
                                                  meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  . Rated investment grade (at least Baa-3)
                                                    by Moody's or S&P (if not rated by
                                                    Moody's)
                                                  . At least one year to maturity
                                                  . Coupon must have a fixed rate
                                                  . Excludes CMOs, ARMs, manufactured homes,
                                                    non-agency bonds, buydowns, graduated
                                                    equity mortgages, project loans and non-
                                                    conforming ("jumbo") mortgages
                                                  . As of November 1996, the composition of
                                                    the Lehman Brothers Aggregate Index is:
                                                  52% allocation to Treasury and government
                                                  securities
                                                  29% allocation to mortgage-backed
                                                  securities
                                                  19% allocation to corporate and asset-
                                                  backed securities
High Yield               Lehman High Yield Index  The Lehman High Yield Index contains issues that meet the following criteria:
                                                  . At least $100 million par amount
                                                    outstanding for entry and exit
                                                  .Maximum quality rating of Ba1 (including
                                                  defaulted issues)
                                                  .At least one year to maturity
International Bond       Salomon Non-U.S. Hedged  A market-capitalization weighted benchmark
                         World Government Bond    that tracks the performance of the 13
                         Index                    Government bond markets of Australia,
                                                  Austria, Belgium, Canada, Denmark, France,
                                                  Germany, Italy, Japan, the Netherlands,
                                                  Spain, Sweden and the United Kingdom. The
                                                  currency-hedged return is computed by using
                                                  a rolling one-month forward exchange
                                                  contract as a hedging instrument.
Tax-Free Income          Lehman Municipal Bond    All of the bonds in the following Municipal
                         Index                    Indices possess the following
                                                  characteristics:
                                                  . A minimum credit rating of Baa-3
                                                  . Outstanding par value of at least $3
                                                    million
                                                  . Must be issued as part of a deal of at
                                                    least $50 million
                                                  . Individual bonds must have been issued
                                                    within the last 5 years
                                                  . Remaining maturity of not less than one
                                                    year
                                                  Excludes bonds subject to the alternative
                                                  minimum tax (AMT), taxable municipal bonds,
                                                  and floating-rate or zero coupon municipal
                                                  bonds
Pennsylvania Tax-Free    Lehman Local GO Index    Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index    Local general obligation bonds
Income
Ohio Tax-Free Income     Lehman Local GO Index    Local general obligation bonds

                                      63.

--------------------------------------------------------------------------------

                                APPENDIX B

DESCRIPTIONS OF RATING CATEGORIES

The following are descriptions of ratings assigned by Standard & Poor's Corpo-ration ("S&P") and Moody's Investors Service, Inc. ("Moody's") to certain debt securities in which the Compass Capital Bond Portfolios may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

STANDARD & POOR'S:

"AAA"--This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA"--Debt is considered to have a very strong capacity to pay interest and re-pay principal and differs from AAA issues only in small degree.

"A"--Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse ef-fects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt is regarded as having an adequate capacity to pay interest and re-pay principal. Whereas such issues normally exhibit adequate protection parame-ters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB," "B," "CCC," "CC" and "C"--Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in ac-cordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB"--Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate ca-pacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B"--Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay inter-est and repay principal. The "B" rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BB" or "BB-" rat-ing.

"CCC"--Debt has a currently identifiable vulnerability to default, and is de-pendent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capac-ity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC"--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C"--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt serv-ice payments are continued.

"CI"--This rating is reserved for income bonds on which no interest is being paid.

                                      64.

--------------------------------------------------------------------------------

"D"--Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bank-ruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)--The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r"--This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high vari-ability in expected returns due to non-credit risks. Examples of such obliga-tions are: securities whose principal or interest return is indexed to equi-ties, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

MOODY'S:

"Aaa"--Bonds are judged to be of the best quality. They carry the smallest de-gree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fun-damentally strong position of such issues.

"Aa"--Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"--Bonds possess many favorable investment attributes and are to be consid-ered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"--Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative character-istics as well.

"Ba," "B," "Caa," "Ca," and "C"--Bonds that possess one of these ratings pro-vide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desir-able investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of pro-jects unseasoned in operation experience, (c) rentals which begin when facili-ties are completed, or (d) payments to which some other limiting condition at-taches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) . . .--When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit qual-ity of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                                      65.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $13 billion in 33 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Small Cap Growth Equity
    Large Cap Value Equity              Small Cap Value Equity
    Mid-Cap Growth Equity
    Mid-Cap Value Equity                Micro-Cap Equity
                                        International Equity

                                        International Small Cap Equity
                                        International Emerging Markets
                                        Index Equity
                                        Select Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond
    Core Bond                           High Yield
                                        International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                           January  , 1998
--------------------------------------------------------------------------------
THE BOND PORTFOLIOS INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   5
            What Are The Portfolios' Financial Highlights?...............   7
            What Are The Portfolios?.....................................  15
            What Are The Differences Among The Portfolios?...............  16
            What Types Of Securities Are In The Portfolios?..............  17
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  18
            What Additional Investment Policies And Risks Apply?.........  19
            Who Manages The Fund?........................................  32
            How Are Shares Purchased And Redeemed?.......................  36
            How Is Net Asset Value Calculated?...........................  38
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  38
            How Are Fund Distributions Taxed?............................  39
            How Is The Fund Organized?...................................  42
            How Is Performance Calculated?...............................  43
            Other Information On The High Yield Portfolio Management
             Team........................................................  44
            How Can I Get More Information?..............................  45

              This Prospectus contains information about the Compass Capital bond Portfolios that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January , 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional In-formation, as supplemented from time to time, is incorporated by reference into this Prospectus.

              THE COMPASS CAPITAL HIGH YIELD PORTFOLIO MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO PRIOR TO INVESTING. SEE "WHAT ARE THE PORTFOLIOS?", "WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY--HIGH YIELD SECURITIES" AND "APPENDIX B--DESCRIPTIONS OF RATING CATEGORIES."

              SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

                                       2.

--------------------------------------------------------------------------------

THE BOND PORTFOLIOS OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND Family consists of 33 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Bond Portfolios of COMPASS CAPITAL FUNDS consist of 12 in-vestment portfolios (the "Portfolios") that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these Portfolios invest in tax-able bonds, and four of these Portfolios invest in tax-exempt bonds. All Portfolios except the Government Income Portfolio offer Institutional Shares. A detailed description of each Portfolio begins on page 14.

               COMPASS CAPITAL PORTFOLIO
                                 PERFORMANCE          LIPPER PEER GROUP
                                 BENCHMARK



               LOW DURATION
                BOND             Merrill 1-3          Short-Intermediate
                (PREVIOUSLY       Year Treasury        Investment Grade Debt
                CALLED THE        Index
                SHORT
                GOVERNMENT
                BOND
                PORTFOLIO)



                                                      Intermediate U.S.
                                 Lehman Brothers       Government
                                  Intermediate
                                  Government
               INTERMEDIATE       Index
                GOVERNMENT
                BOND

                                 Lehman Brothers
                                  Intermediate
                                  Government/Corporate
                                  Index

               INTERMEDIATE
                BOND                                  Intermediate Investment
                                                       Grade Debt Funds

               CORE BOND         Lehman               Intermediate Investment
                                  Aggregate            Grade Debt
                                  Index



               MANAGED INCOME
                                                      Corporate Debt A-Rated
                                 Lehman
                                  Aggregate
                                  Index

               HIGH YIELD
                                                      High Yield



               INTERNATIONAL                          International Income
                BOND             Lehman High
                                  Yield Index

                                                      General Municipal Debt

               TAX-FREE
                INCOME           Salomon Non-
                                  U.S. Hedged
                                  World
                                  Government
                                  Bond Index

                                                      PA Municipal Debt


               PA TAX-FREE                            NJ Municipal Debt
                INCOME


                                                      OH Municipal Debt

               NJ TAX-FREE
                INCOME           Lehman
                                  Municipal Bond
                                  Index

               OH TAX FREE
                INCOME

                                 Lehman Local GO
                                  Index


UNDERSTANDING                    Lehman Local GO
THE COMPASS                       Index
CAPITAL BOND   This Prospectus has been crafted to provide detailed, accurate
PORTFOLIOS     and comprehensive information on the Compass Capital Portfo-
               lios. We intend this document to be an effective tool as you explore different directions in fixed income investing.

                                 Lehman Local GO
                                  Index

CONSIDERING
THE RISKS IN   There can be no assurance that any mutual fund will achieve its
BOND           investment objective. Some or all of the Portfolios may pur-
INVESTING      chase mortgage-related, asset-backed, foreign, high yield and illiquid securities; enter into repurchase and reverse repur-
               chase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Each of the Pennsylvania, New Jersey and
               Ohio Tax-Free Income Portfolios (the "State-Specific Tax-Free
               Portfolios") concentrates in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which
               are      considered diversified. See "What Additional Invest-
               ment Policies And Risks Apply?"

                                       3.

--------------------------------------------------------------------------------

                  The High Yield and the Low Duration Bond Portfolios invest in high yield securities which are considered high risk securi-ties. See "What Additional Investment Policies And Risks Ap-ply?--High Yield Securities."

INVESTING IN      For information on how to purchase and redeem shares of the
THE COMPASS       Portfolios, see "How Are Shares Purchased And Redeemed?"
CAPITAL FUNDS

                                       4.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Institutional Shares of the Portfolios for the fiscal period ended September 30, 1997 as a percentage of average daily net assets. The figures shown for the Intermediate Government Bond, Intermediate Bond, International Bond, Tax-Free Income, Penn-sylvania Tax-Free Income and Ohio Tax-Free Income Portfolios have been restated to reflect current expenses and fee waivers. Because no Institutional Shares of the New Jersey Tax-Free Income Portfolio and the High Yield Portfolio were out-standing during the fiscal year ended September 30, 1997, the figures shown for those Portfolios under "Other expenses" are estimated for the current fiscal year. An example based on the summary is also shown.


                                              LOW     INTERMEDIATE
                                           DURATION    GOVERNMENT  INTERMEDIATE
                                             BOND         BOND         BOND
                                           PORTFOLIO   PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)           .30%         .30%         .30%
Other operating expenses                         .25          .25          .25
                                                 ---          ---          ---
 Administration fees
  (after fee waivers)(/1/)                  .15         .15          .13
 Other expenses                             .10         .10          .12
                                            ---         ---          ---
Total Portfolio operating expenses (after
 fee waivers)(/1/)                               .55%         .55%         .55%
                                                 ===          ===          ===

                                               CORE BOND  MANAGED INCOME  HIGH
                                               PORTFOLIO    PORTFOLIO     YIELD
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)               .30%           .35%      xx
Other operating expenses                             .25            .23       xx
                                                     ---            ---      ---
 Administration fees (after fee waivers)(/1/)   .14          .15          xx
 Other expenses                                 .11          .08          xx
                                                ---          ---         ---
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                       .55%           .58%      xx
                                                     ===            ===      ===

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are un-der no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .33%, .33%, .35%, .34%, .31% and %, respectively, and "Total Portfolio operating expenses" would be .83%, .83%, .85%, .84%, .81% and %, respectively. See "What are the Portfolios' Financial Highlights?" for information about interest paid by the Portfolios in connection with their investment activity.

                                       5.

--------------------------------------------------------------------------------

                                                                  PENNSYLVANIA
                          INTERNATIONAL BOND   TAX-FREE INCOME   TAX-FREE INCOME
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory fees (after fee
 waivers)(/1/)                            .50%             .30%               .30%
Other operating expenses                  .48              .25                .25
                                    ---------          -------           --------
 Administration fees
  (after fee
  waivers)(/1/)                 .15                .11               .14
 Other expenses (after
  expense reimbursement)        .33                .14               .11
                          ---------            -------          --------
Total Portfolio
 operating expenses
 (after fee waivers and
 expense reimbursements)
 (/1/)                                    .98%             .55%               .55%
                                    =========          =======           ========

                                               NEW JERSEY      OHIO
                                                  TAX-         TAX-
                                               FREE INCOME  FREE INCOME
                                                PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)(/1/)                 .30%         .30%
Other operating expenses                               .25          .25
                                                     -----        -----
 Administration fees (after fee waivers)(/1/)    .11          .10
 Other expenses                                  .14          .15
                                               -----        -----
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                         .55%         .55%
                                                     =====        =====

(1) Without waivers, advisory fees would be .55%, .50%, .50%, .50% and .50%, respectively, and administration fees would be .23% for each Portfolio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser. PAMG and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have in-formed the Fund that they expect to waive fees and reimburse expenses dur-ing the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .56%, .37%, .34%, .37% and .38% respectively, and "Total Portfolio operating expenses" would be 1.11%, .87%, .84%, .87% and .88%, respectively.

EXAMPLE

An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio             $ 6        $18        $31       $ 69
Intermediate Government Bond
 Portfolio                                6         18         31         69
Intermediate Bond Portfolio               6         18         31         69
Core Bond Portfolio                       6         18         31         69
Managed Income Portfolio                  6         19         32         73
High Yield Portfolio
International Bond Portfolio             10         31         51        120
Tax-Free Income Portfolio                 6         18         31         69
Pennsylvania Tax-Free Income
 Portfolio                                6         18         31         69
New Jersey Tax-Free Income Portfolio      6         18         31         69
Ohio Tax-Free Income Portfolio            6         18         31         69

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       6.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?
--------------------------------------------------------------------------------

               The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountants. The financial highlights of the Core Bond Portfolio and the Low Duration Bond Portfolio (formerly, the Short Government Bond Portfolio) for the periods ended June 30, 1995, 1994 and 1993 were audited by other audi-tors. Please refer to a revised auditor's report under "Other Information" which makes reference to the audits performed by those other auditors. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Addi-tional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764. During the periods shown, no Institutional Shares of the New Jersey Tax-Free Income Portfolio and the High Yield Portfo-lio were outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          LOW DURATION BOND PORTFOLIO+
                (FORMERLY, THE SHORT GOVERNMENT BOND PORTFOLIO)

                                          FOR THE            FOR THE
                                          PERIOD              PERIOD
                             YEAR      APRIL 1, 1996       JULY 1, 1995         YEAR      YEAR
                             ENDED        THROUGH            THROUGH           ENDED     ENDED    JULY 17, 1992(/1/)
                         SEPTEMBER 30, SEPTEMBER 30,        MARCH 31,         JUNE 30,  JUNE 30,       THROUGH
                             1997          1996                1996             1995      1994      JUNE 30, 1993
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period                     $   9.79            $  9.83          $  9.71   $  9.96        $ 10.00
                              ---        --------            -------          -------   -------        -------
 Net investment income                       0.28               0.42             0.58      0.48           0.51
 Net realized and
  unrealized loss on
  investments                               (0.01)               - -             0.13     (0.25)         (0.06)
                              ---        --------            -------          -------   -------        -------
Net increase from
 investment operations                       0.27               0.42             0.71      0.23           0.45
                              ---        --------            -------          -------   -------        -------
Dividends from net
 investment income                          (0.27)             (0.41)           (0.58)    (0.48)         (0.49)
Distributions from net
 realized capital gains                       - -              (0.01)           (0.01)      - -            - -
 TOTAL DIVIDENDS AND
  DISTRIBUTIONS                             (0.27)             (0.46)           (0.59)    (0.48)         (0.49)
                              ---        --------            -------          -------   -------        -------
NET ASSET VALUE, END OF
 PERIOD                                  $   9.79            $  9.79          $  9.83   $  9.71        $  9.96
                              ===        ========            =======          =======   =======        =======
Total investment return                      2.70%              4.25%            6.99%     2.33%          4.63%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses                                    0.55%/2/,/3/       0.63%/2/,/3/     0.57%     0.57%          0.56%/2/
 Excluding Waivers                           0.83%/2/           0.83%/2/         1.05%     1.02%          0.66%/2/
 Net investment income                       5.72%/2/           5.25%/2/         6.08%     4.70%          5.32%/2/
 Excluding Waivers                           5.45%/2/           5.05%/2/         5.60%     4.25%          5.22%/2/
SUPPLEMENTAL DATA:
 Portfolio turnover                           228%               185%             586%      455%           513%
 Net assets, end of
  period (in thousands)                  $135,686            $52,843          $44,486   $31,265        $51,611

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration Portfolio, a separate investment portfolio (the "Predecessor Low Duration Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabilities of the Predecessor Low Duration Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio investment maintained by the Fund.
/1/ Commencement of investment operations of share class.
/2/ Annualized.

/3/ Including interest expense, ratios would have been % for the period ended
    September 30, 1997, 0.64% for the period ended September 30, 1996 and 0.96% for the period ended March 31, 1996. For the periods prior to March 31, 1996, interest income was presented net of interest expense.

                                       7.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                                   FOR THE
                                                                                    PERIOD
                            YEAR     YEAR         YEAR         YEAR       YEAR    4/20/92/1/
                            ENDED   ENDED        ENDED        ENDED      ENDED     THROUGH
                           9/30/97 9/30/96      9/30/95      9/30/94    9/30/93    9/30/92
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $  10.02     $   9.64     $  10.60   $  10.46   $  10.00
                                   --------     --------     --------   --------   --------
Income from investment
 operations
 Net investment income                 0.58         0.58         0.55       0.54       0.24
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                         (0.11)        0.38        (0.86)      0.16       0.46
                                   --------     --------     --------   --------   --------
  Total from investment
   operations                          0.47         0.96        (0.31)      0.70       0.70
                                   --------     --------     --------   --------   --------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.57)       (0.58)       (0.55)     (0.54)     (0.24)
 Distributions from net
  realized capital gains                - -          - -        (0.10)     (0.02)       - -
                                   --------     --------     --------   --------   --------
  Total distributions                 (0.57)       (0.58)       (0.65)     (0.56)     (0.24)
                                   --------     --------     --------   --------   --------
NET ASSET VALUE AT END OF
 PERIOD                            $   9.92     $  10.02     $   9.64   $  10.60   $  10.46
                                   ========     ========     ========   ========   ========
Total return                           4.82%       10.28%       (3.08)%     6.88%      7.14%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $126,312     $134,835     $128,974   $137,065   $105,620
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                          0.53%/3/     0.42%/3/     0.40%      0.73%      0.80%/2/
 Before
  advisory/administration
  fee waivers                          0.83%        0.79%        0.80%      0.81%      0.80%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                          6.03%        5.94%        5.48%      5.23%      5.28%/2/
 Before
  advisory/administration
  fee waivers                          5.73%        5.57%        5.08%      5.15%      5.28%/2/
PORTFOLIO TURNOVER RATE                 580%         247%           9%        80%        38%

/1/Commencement of operations of share class.
/2/Annualized.

/3/Including interest expense, ratios would have been  % for the period ended
   September 30, 1997, 0.83% for the period ended September 30, 1996, and 0.55% for the period ended September 30, 1995.

                                       8.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO

                                                                        FOR THE
                                                                         PERIOD
                            YEAR     YEAR         YEAR        YEAR     9/17/93/1/
                            ENDED   ENDED        ENDED        ENDED     THROUGH
                           9/30/97 9/30/96      9/30/95      9/30/94    9/30/93
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $   9.43     $   9.05     $ 10.01    $ 10.00
                             ---   --------     --------     -------    -------
Income from investment
 operations
 Net investment income                 0.56         0.56        0.54       0.02
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                         (0.09)        0.38       (0.88)     (0.01)
                             ---   --------     --------     -------    -------
  Total from investment
   operations                          0.47         0.94       (0.34)      0.01
                             ---   --------     --------     -------    -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.55)       (0.56)      (0.56)       - -
 Distributions from net
  realized capital gains              (0.03)         - -       (0.06)       - -
                             ---   --------     --------     -------    -------
  Total distributions                 (0.58)       (0.56)      (0.62)       - -
                             ---   --------     --------     -------    -------
NET ASSET VALUE AT END OF
 PERIOD                            $   9.32     $   9.43     $  9.05    $ 10.01
                             ===   ========     ========     =======    =======
Total return                           5.10%       10.76%      (3.52)%     0.10%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $207,909     $124,979     $71,896    $56,713
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                          0.53%/3/     0.47%/3/    0.45%      0.45%/2/
 Before
  advisory/administration
  fee waivers                          0.83%        0.89%       0.88%      0.84%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                          6.27%        6.18%       5.54%      4.72%/2/
 Before
  advisory/administration
  fee waivers                          5.97%        5.84%       5.11%      4.33%/2/
PORTFOLIO TURNOVER RATE                 670%         262%         92%         4%

/1/Commencement of operations of share class.
/2/Annualized.

/3/Including interest expense, ratios would have been  % for the period ended
   September 30, 1997, 0.83% for the period ended September 30, 1996, and 0.55% for the period ended September 30, 1995.

                                       9.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             CORE BOND PORTFOLIO+

                                         FOR THE             FOR THE
                            YEAR          PERIOD              PERIOD
                            ENDED     APRIL 1, 1996        JULY 1, 1995           YEAR          YEAR      DECEMBER 9, 1992/1/
                          SEPTEMBER      THROUGH             THROUGH              ENDED         ENDED           THROUGH
                          30, 1997  SEPTEMBER 30, 1996    MARCH 31, 1996      JUNE 30, 1995 JUNE 30, 1994    JUNE 30, 1993
 PER SHARE OPERATING
  PERFORMANCE:
 NET ASSET VALUE,
  BEGINNING OF PERIOD                    $   9.61            $  9.85             $  9.36       $ 10.37          $10.00
                             ---         --------            -------             -------       -------          ------
 Net investment income
  (net of $.004, $.003
  and $.001,
  respectively, of
  interest expense)(**)                      0.30               0.47                0.62          0.55            0.32
 Net realized and
  unrealized gains on
  investments                               (0.06)             (0.07)               0.50         (0.60)           0.37
                             ---         --------            -------             -------       -------          ------
 Net (decrease) increase
  from investment
  operations                                 0.24               0.40                1.12         (0.05)           0.69
                             ---         --------            -------             -------       -------          ------
 Dividends from net
  investment income                         (0.30)             (0.47)              (0.62)        (0.55)          (0.32)
 Distributions from net
  realized capital gains                      - -              (0.17)              (0.01)        (0.41)            - -
                             ---         --------            -------             -------       -------          ------
  Total dividends and
   distributions                            (0.30)             (0.64)              (0.63)        (0.96)          (0.32)
                             ---         --------            -------             -------       -------          ------
 NET ASSET VALUE, END OF
  PERIOD                                 $   9.55            $  9.61             $  9.85       $  9.36          $10.37
                             ===         ========            =======             =======       =======          ======
 Total investment
  return(***)                                2.55%              3.93%              11.79%        (0.69)%          6.88%
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses(*)                                 0.55%/2/,/3/       0.66%/2/,/3/        0.55%         0.55%           0.55%/2/
 Excluding Waivers                           0.84%/2/           0.91%/2/            1.75%         2.65%           2.44%/2/
 Net investment
  income(**)                                 6.75%/2/           5.89%/2/            6.62%         5.61%           5.57%/2/
 Excluding Waivers                           6.45%/2/           5.64%/2/            5.43%         3.51%           3.68%/2/
 SUPPLEMENTAL DATA:
 PORTFOLIO TURNOVER                           308%               723%                435%          722%            354%
 Net assets, end of
  period (in thousands)                  $162,626            $64,707             $32,191       $12,507          $7,803

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed Income Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabilities of the Predecessor Core Bond Portfolio were transferred to this Portfolio, which had no prior operating history.
/1/Commencement of investment operations of share class.
/2/Annualized.

/3/Including interest expense, ratios would have been  % for the period ended
   September 30, 1997, 0.80% for the period ended September 30, 1996, and 0.75% for the period ended March 31, 1996. For the periods prior to March 31, 1996 interest income was presented net of interest expense.

                                      10.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MANAGED INCOME PORTFOLIO

                                                                                                FOR THE
                                                                                                 PERIOD
                            YEAR     YEAR      YEAR      YEAR       YEAR      YEAR     YEAR    11/1/89/1/
                            ENDED   ENDED     ENDED     ENDED      ENDED     ENDED     ENDED    THROUGH
                           9/30/97 9/30/96   9/30/95   9/30/94    9/30/93   9/30/92   9/30/91   9/30/90
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $  10.38  $   9.79  $  11.17   $  10.74  $  10.26  $  9.70   $ 10.00
                             ---   --------  --------  --------   --------  --------  -------   -------
Income from investment
 operations
 Net investment income                 0.64      0.65      0.64       0.67      0.69     0.74      0.66
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                         (0.21)     0.60     (1.21)      0.56      0.48     0.63     (0.29)
                             ---   --------  --------  --------   --------  --------  -------   -------
 Total from investment
  operations                           0.43      1.25     (0.57)      1.23      1.17     1.37      0.37
                             ---   --------  --------  --------   --------  --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                   (0.62)    (0.65)    (0.64)     (0.67)    (0.69)   (0.73)    (0.66)
 Distribution in excess
  of net investment
  income                                - -     (0.01)    (0.02)       - -       - -    (0.08)    (0.01)
 Distributions from net
  realized capital gains              (0.10)      - -     (0.14)     (0.13)      - -      - -       - -
 Distributions in excess
  of net realized gains                 - -       - -     (0.01)       - -       - -      - -       - -
                             ---   --------  --------  --------   --------  --------  -------   -------
 Total distributions                  (0.72)    (0.66)    (0.81)     (0.80)    (0.69)   (0.81)    (0.67)
                             ---   --------  --------  --------   --------  --------  -------   -------
NET ASSET VALUE AT END OF
 PERIOD                            $  10.09  $  10.38  $   9.79   $  11.17  $  10.74  $ 10.26   $  9.70
                             ===   ========  ========  ========   ========  ========  =======   =======
Total return                           4.33%    13.27%    (5.27)%    12.13%    11.80%   14.74%     3.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $564,744  $443,148  $395,060   $341,791  $314,075  $52,802   $38,328
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                          0.58%     0.57%     0.55%      0.74%     0.80%    0.80%     0.80%/2/
 Before
  advisory/administration
  fee waivers                          0.81%     0.77%     0.77%      0.78%     0.80%    0.84%     0.82%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                          6.17%     6.44%     6.11%      6.25%     6.28%    7.36%     7.31%/2/
 Before
  advisory/administration
  fee waivers                          5.95%     6.24%     5.89%      6.21%     6.28%    7.32%     7.29%/2/
PORTFOLIO TURNOVER RATE                 638%      203%       61%        72%       56%      38%       18%

/1/Commencement of operations of share class.
/2/Annualized.

                                      11.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL BOND PORTFOLIO+

                                                                   FOR THE
                                                                    PERIOD
                                                                  6/10/96/1/
                                                       YEAR ENDED  THROUGH
                                                        9/30/97    9/30/96
NET ASSET VALUE AT BEGINNING OF PERIOD                             $ 11.37
                                                          ---      -------
Income from investment operations
 Net investment income                                                0.21
 Net (loss) gain on investments (both realized and
  unrealized)                                                         0.30
                                                          ---      -------
  Total from investment operations                                    0.51
                                                          ---      -------
LESS DISTRIBUTIONS
 Distributions from net investment income                            (0.17)
 Distributions from net realized capital gains                         - -
                                                          ---      -------
 In Excess of Net Realized Gains
  Total distributions                                                (0.17)
                                                          ---      -------
NET ASSET VALUE AT END OF PERIOD                                   $ 11.71
                                                          ===      =======
Total return                                                          4.48%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (in thousands)                        $30,882
 Ratios of expenses to average net assets                             0.92%/2/
 Excluding waivers                                                    1.32%/2/
 Ratios of net investment income to average net assets                6.28%/2/
 Excluding waivers                                                    5.88%/2/
PORTFOLIO TURNOVER RATE                                                108%

+ This Portfolio commenced operations on July 1, 1991 as the Compass Interna-tional Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. The assets and liabilities of the Prede-cessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history, on February 13, 1996. For the periods presented, this Portfolio received Sub-advisory services from another com-pany that was unaffiliated with PAMG and BlackRock.
1Commencement of operations of share class.
2Annualized.

                                      12.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                                     FOR THE
                                                                      PERIOD
                                 YEAR    YEAR     YEAR     YEAR     1/21/93/1/
                                 ENDED   ENDED    ENDED    ENDED     THROUGH
                                9/30/97 9/30/96  9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING
 OF PERIOD                              $10.61   $10.04   $11.31      $10.61
                                  ---   ------   ------   ------      ------
Income from investment
 operations
 Net investment income                    0.49     0.53     0.53        0.42
 Net gain (loss) on
  investments (both realized
  and unrealized)                         0.28     0.59    (0.93)       0.70
                                  ---   ------   ------   ------      ------
 Total from investment
  operations                              0.77     1.12    (0.40)       1.12
                                  ---   ------   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                      (0.54)   (0.53)   (0.53)      (0.42)
 Distributions from net
  realized capital gains                   - -    (0.02)   (0.34)        - -
                                  ---   ------   ------   ------      ------
 Total distributions                     (0.54)   (0.55)   (0.87)      (0.42)
                                  ---   ------   ------   ------      ------
NET ASSET VALUE AT END OF
 PERIOD                                 $10.84   $10.61   $10.04      $11.31
                                  ===   ======   ======   ======      ======
Total return                              7.45%   11.54%   (3.77)%     10.72%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                        $8,350   $  271   $  132      $  675
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                             0.55%    0.52%    0.50%       0.50%/2/
 Before
  advisory/administration fee
  waivers                                 0.89%    1.30%    1.73%       1.28%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                             5.10%    5.19%    4.97%       5.14%/2/
 Before
  advisory/administration fee
  waivers                                 4.78%    4.41%    3.74%       4.36%/2/
PORTFOLIO TURNOVER RATE                    268%      92%      40%         71%

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                                                     FOR THE
                                                                      PERIOD
                                 YEAR    YEAR     YEAR     YEAR     12/1/92/1/
                                 ENDED   ENDED    ENDED    ENDED     THROUGH
                                9/30/97 9/30/96  9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING
 OF PERIOD                              $10.33   $ 9.82   $10.70      $10.00
                                  ---   ------   ------   ------      ------
Income from investment
 operations
 Net investment income                    0.52     0.52     0.53        0.39
 Net gain (loss) on
  investments (both realized
  and unrealized)                         0.12     0.51    (0.85)       0.73
                                  ---   ------   ------   ------      ------
 Total from investment
  operations                              0.64     1.03    (0.32)       1.12
                                  ---   ------   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                      (0.53)   (0.52)   (0.53)      (0.39)
 Distributions from net
  realized capital gains                   - -      - -    (0.03)      (0.03)
                                  ---   ------   ------   ------      ------
 Total distributions                     (0.53)   (0.52)   (0.56)      (0.42)
                                  ---   ------   ------   ------      ------
NET ASSET VALUE AT END OF
 PERIOD                                 $10.44   $10.33   $ 9.82      $10.70
                                  ===   ======   ======   ======      ======
Total return                              6.29%   10.81%   (2.96)%     11.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                        $3,609   $2,092   $  639      $  256
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                             0.55%    0.52%    0.39%       0.09%/2/
 Before
  advisory/administration fee
  waivers                                 0.85%    0.84%    0.99%       0.97%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                             5.01%    5.23%    5.27%       5.19%/2/
 Before
  advisory/administration fee
  waivers                                 4.72%    4.91%    4.67%       4.31%/2/
PORTFOLIO TURNOVER RATE                    119%      66%      30%         40%

/1/Commencement of operations of share class.
/2/Annualized.


                                      13.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                                                     FOR THE
                                                                      PERIOD
                                 YEAR    YEAR     YEAR     YEAR     12/1/92/1/
                                 ENDED   ENDED    ENDED    ENDED     THROUGH
                                9/30/97 9/30/96  9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING
 OF PERIOD                              $10.05   $ 9.60   $10.53      $10.00
                                  ---   ------   ------   ------      ------
Income from investment
 operations
 Net investment income                    0.50     0.55     0.53        0.36
 Net gain (loss) on
  investments (both realized
  and unrealized)                         0.10     0.45    (0.91)       0.53
                                  ---   ------   ------   ------      ------
 Total from investment
  operations                              0.60     1.00    (0.38)       0.89
                                  ---   ------   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                      (0.50)   (0.55)   (0.53)      (0.36)
 Distributions from net
  realized capital gains                   - -      - -    (0.02)        - -
                                  ---   ------   ------   ------      ------
 Total distributions                     (0.50)   (0.55)   (0.55)      (0.36)
                                  ---   ------   ------   ------      ------
NET ASSET VALUE AT END OF
 PERIOD                                 $10.15   $10.05   $ 9.60      $10.53
                                  ===   ======   ======   ======      ======
Total return                              6.12%   10.75%   (3.75)%      9.10%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                        $  409   $  200   $  127      $1,676
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                             0.51%    0.12%    0.10%       0.08%/2/
 Before
  advisory/administration fee
  waivers                                 1.10%    1.19%    1.49%       2.59%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                             4.96%    5.61%    5.16%       4.99%/2/
 Before
  advisory/administration fee
  waivers                                 4.37%    4.54%    3.77%       2.48%/2/
PORTFOLIO TURNOVER RATE                    136%      63%      61%         36%

/1/Commencement of operations of share class.
/2/Annualized.

                                      14.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

               The Bond Portfolios of COMPASS CAPITAL FUNDS consist of 12 in-vestment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Eight of these Portfolios invest solely in taxable bonds and four of these Portfolios invest in tax-exempt bonds.

               In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the investor's goals and sentiments.

                    PORTFOLIO                   INVESTMENT OBJECTIVE
            Low Duration Bond          To realize a rate of return that
                                       exceeds the total return of the
                                       Merrill Lynch 1-3 Year Treasury Index.
            Intermediate Government    To seek current income consistent with
             Bond, Intermediate Bond,  the preservation of capital.
             Managed Income and
             International Bond
            Core Bond                  To realize a total rate of return that
                                       exceeds the total return of the Lehman
                                       Brothers Aggregate Index.
            High Yield                 To seek current income by investing
                                       primarily in non-investment grade debt
                                       securities. Debt securities of less
                                       than investment grade are considered
                                       "high risk" securities (commonly
                                       referred to as "junk bonds").
            Tax-Free Income,           To seek as high a level of current
             Pennsylvania Tax-Free     income exempt from Federal income tax
             Income, New Jersey Tax-   and, to the extent possible for each
             Free Income and Ohio      State-Specific Tax-Free Portfolio,
             Tax-Free Income           income tax of the specific state in
                                       which the Portfolio concentrates, as
                                       is consistent with preservation of
                                       capital.

                                      15.

--------------------------------------------------------------------------------
WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                          DOLLAR-
                                         WEIGHTED
                                          AVERAGE                                MIN
                    PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
  PORTFOLIO          BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration      Merrill 1-3 Year       3-5 Years        Investment Grade        B
 Bond              Treasury Index                             Spectrum
Intermediate      Lehman Brothers       5-10 Years          Gov't/Agency         AAA
 Gov't Bond      Intermediate Gov't
                       Index
Intermediate      Lehman Brothers       5-10 Years        Investment Grade       BBB
 Bond               Intermediate                              Spectrum
                  Gov't/Corp Index
Core Bond         Lehman Aggregate      5-10 Years        Investment Grade       BBB
                       Index                                  Spectrum
Managed           Lehman Aggregate      5-10 Years        Investment Grade       BBB
 Income                Index                                  Spectrum
High Yield       Lehman High Yield       8-12 Years     Non-Investment Grade      C
                       Index                                  Spectrum
International     Salomon Non-U.S.      5-15 Years            AA, AAA,           BBB
 Bond               Hedged World                            Gov't/Agency
               Government Bond Index
Tax-Free       Lehman Municipal Bond    10-15 Years       Investment Grade       BBB
 Income                Index                                  Spectrum
PA Tax-Free    Lehman Local GO Index    10-15 Years       Investment Grade       BBB
 Income                                                       Spectrum
NJ Tax-Free    Lehman Local GO Index    10-15 Years       Investment Grade       BBB
 Income                                                       Spectrum
OH Tax-Free    Lehman Local GO Index    10-15 Years       Investment Grade       BBB
 Income                                                       Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios' sub-adviser will normally attempt to structure the Portfo-lios to have comparable durations to the benchmarks. Duration, which mea-sures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                                      16.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio, according to the following designations:

  Yes:The Portfolio will hold a significant concentration of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:The Portfolio may not purchase these securities.

                                                       NON                               FOREIGN
                                                     AGENCY/                           SECURITIES/
                                             AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
                         TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
Low Duration Bond           Yes       Yes     Yes     Elig.    Elig. Elig.    Elig.       Elig.      Elig.
Intermediate Gov't Bond     Yes       Yes     Yes     Elig.     Yes  Elig.      No         No        Elig.
Intermediate Bond           Yes       Yes     Yes     Elig.     Yes   Yes       No         No        Elig.
Core Bond                   Yes       Yes     Yes     Elig.     Yes   Yes       No         No        Elig.
Managed Income              Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.      Elig.
High Yield                  Yes       Yes      No       No      Yes   Yes      Yes        Elig.        No
International Bond         Elig.     Elig.   Elig.    Elig.    Elig. Elig.      No         Yes       Elig.
Tax-Free Income            Temp.       No      No       No      No     No       No         No         Yes
PA Tax-Free Income         Temp.       No      No       No      No     No       No         No         Yes
NJ Tax-Free Income         Temp.       No      No       No      No     No       No         No         Yes
OH Tax Free Income         Temp.       No      No       No      No     No       No         No         Yes

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

                                      17.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio (as defined below), invest less than 80% of its net assets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.


                                      18.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Intermediate Government Bond Portfolio will be rated in the highest rating category at the time of purchase or, if unrated, of comparable quality as determined by the Portfolios' sub-ad-viser. Securities acquired by the other Portfolios will be rated investment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. If a security's rating is re-duced below the minimum rating that is permitted for a Portfolio, the Portfo-lio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio will invest at least 65% of its total assets in obligations is-sued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (to-gether with the "State-Specific Tax-Free Portfolios," the "Tax-Free Portfo-lios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal in-come tax and is not an item of tax preference for purposes of the Federal al-ternative minimum tax ("Municipal Obligations"). In addition, each State-Spe-cific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). The Tax-Free Income Portfolio intends to invest no more than 25% of its net assets in Municipal Obligations of is-suers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Munici-pal Obligations and may hold without limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. Each of the Managed Income and Core Bond Portfolios may invest up to 10% of its total assets and the Low Duration Bond Portfolio may invest up to 20% of its total assets in debt securities of foreign issuers and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these Portfolios may have the characteristics of futures contracts. In addition, each Portfolio may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under "Interest Rate and Currency Transactions" and "Options and Futures Contracts." Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general,

                                      19.

--------------------------------------------------------------------------------
less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applica-ble to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains apprecia-bly below that of the New York Stock Exchange. Accordingly, a Portfolio's for-eign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more that 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

HIGH YIELD SECURITIES. The High Yield Portfolio will invest primarily in the full spectrum of "high yield" or non-investment grade debt securities, commonly known to investors as "junk bonds." The Low Duration Bond Portfolio may invest in non-investment grade fixed income or convertible securities when the Portfo-lio's sub-adviser believes that the investment characteristics of such securi-ties make them desirable in light of the Portfolio's investment objective and current portfolio mix, so long as under normal market conditions, no more than 20% of its total assets are invested in non-investment grade debt securities, and such securities are rated "B" or higher at the time of purchase by at least one major rating agency.

High yield securities are bonds that are issued by a company whose credit rat-ing (based on rating agencies' evaluation of the likelihood of repayment) ne-cessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than secu-rities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated Ba or lower by Moody's or BB or lower by Standard & Poor's) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

                                      20.

--------------------------------------------------------------------------------

While the market values of high yield securities tend to react less to fluctua-tions in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The compa-nies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional fi-nancing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield se-curities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, invest-ors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience fi-nancial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the sec-ondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and partici-pants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market con-ditions, a Portfolio may have difficulty disposing of certain high yield secu-rities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the ac-tual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and invest-ment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of out-standing high yield securities, especially in a thinly traded market. For exam-ple, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds ad-versely affected the market in recent years.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities con-tract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

                                      21.

--------------------------------------------------------------------------------

The Low Duration Bond Portfolio may invest in securities rated "B" and above or determined by the sub-adviser to be of comparable quality. Such securities are considered to have the current capacity to meet interest and principal pay-ments, but have a greater vulnerability to default than higher rated securi-ties. Adverse business, financial or economic conditions will likely impair ca-pacity or willingness to pay interest and principal. The High Yield Portfolio may invest in securities rated "C" and above or determined by the sub-adviser to be of comparable quality. Securities rated "C" are considered highly specu-lative and may be used to cover a situation where the issuer has filed a bank-ruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analy-sis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix B.

In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and per-formance of the securities, the protections afforded the securities and the di-versity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfo-lio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

The expense ratio of the High Yield Portfolio can be expected to be higher than those of Portfolios investing primarily in investment grade securities. The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher com-mission costs.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental

                                      22.
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body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets in private ac-tivity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the in-terest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a spec-ified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commit-ment relates. The Tax-Free Portfolios may also invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with re-spect to any particular securities, be limited. In addition, Municipal Obliga-tions purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed

                                      23.

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or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to in-terest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the ma-turity of mortgage-related and other asset-backed securities held by the Port-folio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities contain-ing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions.

24.

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These participations, which may be issued by the U.S. Government (or a U.S.
Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may in-clude stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvanta-geous circumstances in order to generate cash to satisfy these distribution re-quirements. See "How Are Fund Distributions Taxed?"

PAY-IN-KIND BONDS. Pay-in-kind, or PIK, bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the re-ceipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circum-stances in order to generate cash to satisfy these distribution requirements. See "How Are Fund Distributions Taxed?"

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire com-mercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obliga-tions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by gov-ernment regulation. The Portfolios may also make interest-bearing savings de-posits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

                                      25.

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U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration manage-ment technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a fu-ture date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the Inter-national Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or re-ceive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative, or, with respect to the International Bond Portfolio, cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to par-ticular securities, securities indices or the yield differential between two securities, or, in the case of the International Bond Portfolio, foreign cur-rencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not pur-chase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

                                      26.

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To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered in to for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default to the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit

                                      27.
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the indebtedness thereunder to vary in addition to providing for periodic ad-
justments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite di-rection from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with re-spect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instru-ment if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfolios) may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the trans-action. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obli-gated to repurchase and that the securities may not be returned to the Portfo-lio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, to-gether with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities
Act of 1933 (the "1933 Act") but which can be sold to "qualified institu     -

                                      28.

--------------------------------------------------------------------------------
tional buyers" in accordance with Rule 144A under the 1933 Act. These securi-ties will not be considered illiquid so long as it is determined by the Portfo-lios' sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illi-quidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Portfo-lio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. The past portfolio turnover rates of the Portfolios are set forth above under "What Are the Portfolios' Financial Highlights?" A Portfolio's annual portfolio turnover rate will not be a factor

                                      29.

--------------------------------------------------------------------------------

preventing a sale or purchase when the sub-adviser believes investment consid-erations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the State-Specific Tax-Free Portfolios in State-Spe-cific Obligations raises special investment considerations. In particular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Tax-Free Portfolios invest are described below. For further information, see "Spe-cial Considerations Regarding State-Specific Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following four years. As of June 30, 1995, the General Fund had a surplus of $688.3 million. For the fiscal year ended June 30, 1996, the General Fund's expenditures ex-ceeded available revenues by approximately $253 million; this shortfall was funded by the General Fund's unappropriated surplus. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pres-sures on the tax resources of the Commonwealth and its municipalities. The Com-monwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing posi-tions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commer-cial agriculture, insurance, tourism, petroleum refining and manufacturing, al-though New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumen-talities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary pe-riods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdi-visions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation in-creases to only 5% annually with respect to any municipality or county. This balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the

                                      30.

--------------------------------------------------------------------------------
nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness. In past years, the State's overall unemployment rate has been somewhat higher than the national figure. For example, the re-ported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the na-tional rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the re-sulting impact on State or local government finances generally will not ad-versely affect the market value of Ohio State-Specific Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

                                      31.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------
BOARD OF          The business and affairs of the Fund are managed under the
TRUSTEES          direction of its Board of Trustees. The following persons
                  currently serve on the Board:

                 William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                 Raymond J. Clark--Treasurer of Princeton University.

                 Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                 Anthony M. Santomero--Professor of Finance and Director of the Financial Institutional Center, The Wharton School, University of Pennsylvania.

                 David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER       The Adviser to the Compass Capital Funds is PNC Asset Manage-
                  ment Group, Inc. ("PAMG"). Each of the Portfolios within the Compass Capital Fund family is managed by a specialized port-folio manager who is a member of PAMG's fixed income portfo-lio management subsidiary, BlackRock Financial Management, Inc. ("BlackRock"). BlackRock has its primary offices at 345
                  Park Avenue, New York, New York 10154.

                  The Portfolios and their portfolio managers are as follows:

 COMPASS CAPITAL PORTFOLIO                 PORTFOLIO MANAGER
 -------------------------                 -----------------
Low Duration Bond             Robert S. Kapito; Vice Chairman of
                              BlackRock since 1988; Portfolio co-manager
                              since its inception.
                              Scott Amero; Managing Director of BlackRock
                              since 1990; Portfolio co-manager since its
                              inception.
                              Jody Kochansky; Vice President of BlackRock
                              since 1992; Portfolio co-manager since
                              1995.
Intermediate Government Bond  Robert S. Kapito and Scott Amero (see
                              above) and Michael P. Lustig; Mr. Lustig
                              has been Vice President of BlackRock since
                              1989; Messrs. Kapito, Lustig and Amero have
                              been Portfolio co-managers since 1995.
Intermediate Bond             Robert S. Kapito, Michael P. Lustig and
                              Scott Amero (see above); Messrs. Kapito,
                              Lustig and Amero have been Portfolio co-
                              managers since 1995.
Core Bond                     Keith Anderson; Managing Director of
                              BlackRock since 1988; Portfolio co-manager
                              since June 1997.
                              Robert Michele, CFA; Managing Director of
                              BlackRock since 1996; Prior to joining
                              BlackRock in 1995, Mr. Michele was a
                              Director and head of US Fixed Income
                              Investments with CS First Boston Investment
                              Management Corporation; From 1985-1993, he
                              served as Deputy Manager and Senior
                              Portfolio Manager at Brown Brothers
                              Harriman & Co.; Portfolio co-manager since
                              June 1997.

                                      32.

--------------------------------------------------------------------------------

 COMPASS CAPITAL PORTFOLIO                 PORTFOLIO MANAGER
 -------------------------                 -----------------
Managed Income                Keith Anderson; Managing Director of
                              BlackRock since 1988; Portfolio co-manager
                              since June 1997.
                              Robert Michele (see above); Portfolio co-
                              manager since June 1997.
High Yield                              ,             and Robert S.
                              Kapito (see above); Portfolio co-managers
                              since inception.
International Bond            Andrew Gordon; portfolio manager at
                              BlackRock since 1996; responsible for non-
                              dollar research at Barclay Investments from
                              1994 to 1996 and at CS First Boston from
                              1986 to 1994; Portfolio manager since
                              January 1997.
Tax-Free Income               Kevin Klingert; portfolio manager at
                              BlackRock since 1991; prior to joining
                              BlackRock, Assistant Vice President,
                              Merrill, Lynch, Pierce, Fenner & Smith;
                              Portfolio manager since 1995.
Pennsylvania Tax-Free Income  Kevin Klingert (see above); Portfolio manager since 1995.
New Jersey Tax-Free Income    Kevin Klingert (see above); Portfolio
                              manager since 1995.
Ohio Tax-Free Income          Kevin Klingert (see above); Portfolio
                              manager since 1995.


                                      33.

-------------------------------------------------------------------------------
                 PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank
                 Corp., a multi-bank holding company.

                 For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                          EACH PORTFOLIO
                                     EXCEPT THE INTERNATIONAL
                                        BOND AND HIGH YIELD           HIGH YIELD AND
                                            PORTFOLIOS         INTERNATIONAL BOND PORTFOLIOS
                                     ------------------------- ----------------------------------
               AVERAGE DAILY NET      INVESTMENT  SUB-ADVISORY   INVESTMENT         SUB-ADVISORY
                    ASSETS           ADVISORY FEE     FEE       ADVISORY FEE            FEE
            first $1 billion             .500%        .350%                  .550%               .400%
            $1 billion--$2 billion       .450         .300                   .500                .350
            $2 billion--$3 billion       .425         .275                   .475                .325
            greater than $3 billion      .400         .250                   .450                .300

                 For the twelve months ended September 30, 1997, the Portfo-lios paid investment advisory fees at the following annual rates (expressed as a percentage of average daily net as-sets) after voluntary fee waivers: Intermediate Government Bond Portfolio, .28%; Intermediate Bond Portfolio, .30%; Managed Income Portfolio, .35%; Tax-Free Income Portfolio, .28%; Pennsylvania Tax-Free Income Portfolio, .29%; Ohio Tax-Free Income Portfolio, .06%; Low Duration Bond Portfo-lio, .30%; Core Bond Portfolio, .30%; New Jersey Tax-Free Income Portfolio, .30%; and the International Bond Portfo-lio, .55%.

                 The Portfolios' sub-adviser strives to achieve best execu-tion on all transactions. Infrequently, brokerage transac-tions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are in-direct wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters re-lating to the maintenance of financial records and fund ac-counting. As compensation for these services, CCG is enti-tled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500

                                      34.

--------------------------------------------------------------------------------

               million of the average daily net assets allocated to Institu-tional Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Institutional Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Port-folio.

               For information about the operating expenses the Portfolios paid for the most recent fiscal period, see "What Are The Ex-penses Of The Portfolios?"

TRANSFER       PNC Bank serves as the Portfolios' custodian and PFPC serves as
AGENT,         their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of addi-tional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solici-tations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not be-long to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      35.

-------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED AND REDEEMED?
-------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promo-tions in which participants may receive reimbursement of expenses, entertain-ment and prizes such as travel awards, merchandise and cash. For further in-formation, see "Investment Advisory, Administration, Distribution and Servic-ing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Institutional Shares are offered to institutional invest-ors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Re-serve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are per-missible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment require-ment.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Institutional Shares.

REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days af-ter receiving a redemp-

                                      36.

--------------------------------------------------------------------------------
tion order if, in the judgment of PAMG, an earlier payment could adversely af-fect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem Institutional Shares in any Portfolio account if the ac-count balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding pur-chases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and condi-tions.

                                      37.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Institutional Shares of each Port-folio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Institutional Shares, less the liabilities charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of Institutional Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. the amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                                      38.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corpo-rate and non-corporate taxpayers in determining alternative minimum and envi-ronmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alterna-tive minimum tax purposes. In addition, investors should be aware of the possi-bility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of So-cial Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be dis-allowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been sub-ject to Ohio income tax.

It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including gen-erally any withholding taxes and other foreign income taxes, as paid by its shareholders.

                                      39.

-------------------------------------------------------------------------------
The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' in-come pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabili-ties, or (b) if a shareholder itemizes deductions, to deduct such proportion-ate amounts from U.S. income, should the shareholder so choose.

TAX TREATMENT OF CERTAIN SECURITIES. A Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond imme-diately after it was acquired) if the Portfolio elects to accrue market dis-count on a current basis. In addition, income may continue to accrue for fed-eral income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Portfolio, such Port-folio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or other-wise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition,shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of in-vesting in a Portfolio. For additional information concerning the tax treat-ment of dividends and distributions by the states listed below, including cer-tain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Information.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts un-der the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Cor-porate Net Income Tax, and, unless these assets were held by the Pennsylvania Tax-Free Income Portfolio for more than six months, the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Cor-porate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or in-terest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks

                                      40.

--------------------------------------------------------------------------------
and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (in-cluding the Corporate Capital Stock/Foreign Franchise Tax.)

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio per-sonal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfo-lio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Govern-ment, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States) Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly at-tributable to interest on Ohio State-Specific Obligations or the U.S. obliga-tions described above. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corpora-tion franchise tax.

                                      41.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty-six investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, the Low Duration Bond, Core Bond and Intermediate Bond Portfolios of-fer a sixth share class-BlackRock Shares. This prospectus relates only to In-stitutional Shares of the Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. Be-cause of these "class expenses" and sales charges, the performance of the BlackRock Shares of a Portfolio is expected to be less than the performance of the Portfolio's Institutional Shares, the performance of both the BlackRock Shares and Institutional Shares of a Portfolio is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of the BlackRock Shares, Institutional Shares and Service Shares of a Portfolio is ex-pected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its BlackRock, Insti-tutional and Service Shares, including an automatic investment plan and an au-tomatic withdrawal plan. For further information regarding the Fund's Service and Investor Share classes, contact PFPC at (800) 441-7764 (Service Shares) or
(800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately [70%] of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      42.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for Institutional Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Av-erage annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Portfolio over the measur-ing period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Institutional Shares are reinvested in Institutional Shares.

The yield of Institutional Shares is computed by dividing the Portfolio's net income per share allocated to its Institutional Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a Portfolio's Institu-tional Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associ-ates and the Lehman Government Corporate Bond Index, as well as the benchmarks attached to this Prospectus. Performance information may also include evalua-tions of the Portfolios and their Institutional Shares published by nationally recognized ranking services, and information as reported in financial publica-tions such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publi-cations of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the com-pounding effects of dividends in a dividend reinvestment plan or the impact of tax-deferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Institutional Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operat-ing expenses and market conditions. Any fees charged by brokers or other insti-tutions directly to their customer accounts in connection with investments in Institutional Shares will not be included in the Portfolio performance calcula-tions.

                                      43.

--------------------------------------------------------------------------------

OTHER INFORMATION ON THE COMPASS CAPITAL HIGH YIELD PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

        and        , co-managers of the Compass Capital High Yield Portfolio,
have had more than     years of experience as Portfolio Managers.       and
      were the Portfolio Managers of the      Fund (account) from       until
December 31, 1997 at       Co. The cumulative total return for the       Fund
(account) from       until December 31, 1997 was    . At December 31, 1997,
that Fund (account) had      million in net assets. As Portfolio Managers at
     ,       had full discretionary authority over the selection of investments for that fund.

The performance data for the      Fund and portfolio management team is in-
cluded to provide investors with a longer performance record for      in manag-
ing a(n) Fund (account) with substantially similar investment objectives and
policies to the Compass Capital High Yield Portfolio. The      Fund performance
data does not represent the past, present or future performance of the Compass Capital High Yield Portfolio. Past performance is no guarantee of future re-sults. Investors should not consider this performance data as an indication of the future performance of the Compass Capital High Yield Portfolio. Share prices and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, investments in the High Yield Portfolio may be worth more or less than their original cost at the time of redemption.

Average annual returns for the one-year, three-year and five-year periods ended
December 31, 1997 for the      Fund and for the entire period during which
      managed that fund compared with the performance of the Lehman High Yield Index were:

                                                         FUND  LEHMAN HIGH YIELD
                                                         ----  -----------------
      One Year..........................................
      Three Year Ann. ..................................
      Five Year Ann. ...................................
      During Management Tenure..........................

(1) All returns presented above were calculated on a total return basis and in-clude all reinvested dividends and interest, accrued income and realized and unrealized gains and losses.

(2) The expense ratio of the      Fund was       .

(3) The Lehman High Yield Index is an unmanaged index of bonds that is consid-ered generally representative of the high yield bond market.

                                      44.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Compass Capital Funds:
We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of the Short Government Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed In-come, International Bond, Tax-Free Income and New Jersey Tax-Free Income Port-folios of the Compass Capital Fund, and the statements of net assets of the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios of the Compass Capital Funds as of September 30, 1996, and the related statements of opera-tions for the periods then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented (except for those statements which have been audited by other auditors as discussed below). These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net as-sets for the year ended June 30, 1995, and the financial highlights for the year ended June 30, 1995 and each of the prior periods presented of the Short Government Bond and Core Bond Portfolios, formerly the BFM Institutional Trust Short Duration and Core Fixed Income Portfolios (the "BFM Funds"), respectively were audited by other auditors, whose report dated August 7, 1995 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of materials misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian and brokers as of September 30, 1996. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass Capital Funds (Short Government Bond, Intermediate Government Bond, In-termediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free and Ohio Tax-Free Income Portfolios), as of September 30, 1996, and the results of their operations for the periods then ended, the changes in their net assets for each of the two years (or periods) in the period then ended (except for the year ended June 30, 1995 for the BFM Funds which have been audited by other au-ditors), and the financial highlights for each of the periods presented (except for the year ended June 30, 1995 and prior periods for the BFM Funds which have been audited by other auditors), in conformity with generally accepted account-ing principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 22, 1996

                                      45.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

                   CONVENIENT WAYS TO ACCESS FUND INFORMATION

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS   9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 COMMENTARY                Monday through Friday     toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS               Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      46.

--------------------------------------------------------------------------------

                                APPENDIX A

    COMPASS CAPITAL               PERFORMANCE
       PORTFOLIO                   BENCHMARK                                 DESCRIPTION
Low Duration Bond        Merrill 1-3 Year               Treasuries with maturities ranging from 1 to 2.99 years
                         Treasury Index
Intermediate Government  Lehman Brothers                Treasury and agency issues in the Lehman Aggregate,
Bond                     Intermediate Government Index  excluding maturities above 9.99 years
Intermediate Bond        Lehman Brothers                Treasury, agency and corporate issues in the Lehman
                         Intermediate Gov't/Corp Index  Aggregate, excluding maturities above 9.99 years
Core Bond                Lehman Aggregate Index         The Lehman Aggregate contains issues that meet the
                                                        following criteria:
                                                        . At least $100 million par amount outstanding for
                                                          entry and exit
                                                        . Rated investment grade (at least Baa-3) by Moody's or
                                                          S&P (if not rated by Moody's)
                                                        . At least one year at maturity
                                                        . Coupon must have a fixed rate
                                                        . Excludes CMOs, ARMs, manufactured homes, non-agency
                                                          bonds, buydowns, graduated equity mortgages, project
                                                          loans and non-conforming ("jumbo") mortgages
                                                        . As of November 1996, the composition of the Lehman
                                                          Brothers Aggregate Index is:
                                                        52% allocation to Treasury and government securities
                                                        29% allocation to mortgage-backed securities
                                                        19% allocation to corporate and asset-backed securities
Managed Income           Lehman Aggregate Index         The Lehman Aggregate contains issues that meet the
                                                        following criteria:
                                                        . At least $100 million par amount outstanding for
                                                          entry and exit
                                                        . Rated investment grade (at least Baa-3) by Moody's or
                                                          S&P (if not rated by Moody's)
                                                        . At least one year to maturity
                                                        . Coupon must have a fixed rate
                                                        . Excludes CMOs, ARMs, manufactured homes, non-agency
                                                          bonds, buydowns, graduated equity mortgages, project
                                                          loans and non-conforming ("jumbo") mortgages
                                                        . As of November 1996, the composition of the Lehman
                                                          Brothers Aggregate Index is:
                                                        52% allocation to Treasury and government securities
                                                        29% allocation to mortgage-backed securities
                                                        19% allocation to corporate and asset-backed securities
High Yield               Lehman High Yield Index       The Lehman High Yield Index contains issues that meet
                                                       the following criteria:
                                                        . At least $100 million par amount outstanding for
                                                          entry and exit
                                                        . Maximum quality rating of Ba1 (including defaulted
                                                          issues)
                                                        . At least one year to maturity
International Bond       Salomon Non-U.S.               A market-capitalization weighted benchmark that tracks
                         Hedged World                   the performance of the 13 Government bond markets of
                         Government Bond Index          Australia, Austria, Belgium, Canada, Denmark, France,
                                                        Germany, Italy, Japan, the Netherlands, Spain, Sweden
                                                        and the United Kingdom. The currency-hedged return is
                                                        computed by using a rolling one-month forward exchange
                                                        contract as a hedging instrument.
Tax-Free Income          Lehman Municipal               All of the bonds in the following Municipal Indices
                         Bond Index                     possess the following characteristics:
                                                        . A minimum credit rating of Baa-3
                                                        . Outstanding par value of at least $3 million
                                                        .Must be issued as part of a deal of at least $50
                                                        million
                                                        . Individual bonds must have been issued within the
                                                          last 5 years
                                                        . Remaining maturity of not less than one year
                                                        Excludes bonds subject to the alternative minimum tax
                                                        (AMT), taxable municipal bonds, and floating-rate or
                                                        zero coupon municipal bonds
Pennsylvania Tax-Free    Lehman Local GO Index          Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index          Local general obligation bonds
Income
Ohio Tax-Free Income     Lehman Local GO Index          Local general obligation bonds

                                      47.

--------------------------------------------------------------------------------

                                APPENDIX B

 Descriptions of Rating Categories

The following are descriptions of ratings assigned by Standard & Poor's Corpo-ration ("S&P") and Moody's Investors Service, Inc. ("Moody's") to certain debt securities in which the Compass Capital Bond Portfolios may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

STANDARD & POOR'S:

"AAA"--This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA"--Debt is considered to have a very strong capacity to pay interest and re-pay principal and differs from AAA issues only in small degree.

"A"--Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse ef-fects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt is regarded as having an adequate capacity to pay interest and re-pay principal. Whereas such issues normally exhibit adequate protection parame-ters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB," "B," "CCC," "CC" and "C"--Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in ac-cordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB"--Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate ca-pacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B"--Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay inter-est and repay principal. The "B" rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BB" or "BB-" rat-ing.

"CCC"--Debt has a currently identifiable vulnerability to default, and is de-pendent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capac-ity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC"--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C"--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt serv-ice payments are continued.

"CI"--This rating is reserved for income bonds on which no interest is being paid.

                                      48.

--------------------------------------------------------------------------------

"D"--Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bank-ruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)--The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r"--This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high vari-ability in expected returns due to non-credit risks. Examples of such obliga-tions are: securities whose principal or interest return is indexed to equi-ties, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

MOODY'S:

"Aaa"--Bonds are judged to be of the best quality. They carry the smallest de-gree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fun-damentally strong position of such issues.

"Aa"--Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"--Bonds possess many favorable investment attributes and are to be consid-ered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"--Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative character-istics as well.

"Ba," "B," "Caa," "Ca," and "C"--Bonds that possess one of these ratings pro-vide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desir-able investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of pro-jects unseasoned in operation experience, (c) rentals which begin when facili-ties are completed, or (d) payments to which some other limiting condition at-taches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P). . .--When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit qual-ity of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                                      49.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $13 billion in 33 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment style.SM

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Small Cap Growth Equity
    Large Cap Value Equity              Small Cap Value Equity
    Mid-Cap Growth Equity
    Mid-Cap Value Equity                Micro-Cap Equity
                                        International Equity

                                        International Small Cap Equity
                                        International Emerging Markets
                                        Index Equity
                                        Select Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond
    Core Bond                           High Yield
                                        International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                           January  , 1998
--------------------------------------------------------------------------------
THE BOND PORTFOLIOS SERVICE SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   4
            What Are The Portfolios' Financial Highlights?...............   7
            What Are The Portfolios?.....................................  16
            What Are The Differences Among The Portfolios?...............  17
            What Types of Securities Are In The Portfolios?..............  17
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................  18
            What Additional Investment Policies And Risks Apply?.........  19
            Who Manages The Fund?........................................  32
            How Are Shares Purchased And Redeemed?.......................  36
            What Special Purchase And Redemption Procedures May Apply?...  38
            How Is Net Asset Value Calculated?...........................  40
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  40
            How Are Fund Distributions Taxed?............................  41
            How Is the Fund Organized?...................................  44
            How Is Performance Calculated?...............................  45
            Other Information On The High Yield Portfolio Management
             Team........................................................  46
            Other Information............................................  47
            How Can I Get More Information?..............................  48

              This Prospectus contains information about the Compass Capital bond Portfolios that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January , 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional In-formation, as supplemented from time to time, is incorporated by reference into this Prospectus.

              THE COMPASS CAPITAL HIGH YIELD PORTFOLIO MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO PRIOR TO INVESTING. SEE "WHAT ARE THE PORTFO-LIOS?", "WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY-- HIGH YIELD SECURITIES" AND "APPENDIX B--DESCRIPTIONS OF RATING CATEGORIES."

              SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

                                       2.

--------------------------------------------------------------------------------
THE BOND PORTFOLIOS OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND family consists of 33 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Bond Portfolios of COMPASS CAPITAL FUNDS consist of 12 in-vestment portfolios (the "Portfolios") that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these Portfolios invest in tax-able bonds, and four of these Portfolios invest in tax-exempt bonds. All Portfolios except the Government Income Portfolio offer Service Shares. A detailed description of each Portfolio begins on page 16.

               COMPASS CAPITAL   PERFORMANCE          LIPPER PEER GROUP
                PORTFOLIO        BENCHMARK



               LOW DURATION
                BOND             Merrill 1-3          Short-Intermediate
                (PREVIOUSLY       Year Treasury        Investment Grade Debt
                CALLED THE        Index
                SHORT
                GOVERNMENT
                BOND
                PORTFOLIO)
                                                      Intermediate U.S.
               INTERMEDIATE      Lehman Brothers       Government
                GOVERNMENT        Intermediate
                BOND              Government
                                  Index

               INTERMEDIATE      Lehman Brothers      Intermediate Investment
                BOND              Intermediate         Grade Debt
                                  Government/Corporate
                                  Index
                                                      Intermediate Investment
               CORE BOND         Lehman                Grade Debt
                                  Aggregate
               MANAGED INCOME     Index
                                                      Corporate Debt A-Rated
                                 Lehman
                                  Aggregate
                                  Index

                                 Lehman High          High Yield
               HIGH YIELD         Yield Index

                                 Salomon Non-         International Income
                                  U.S. Hedged
               INTERNATIONAL      World
                BOND              Government
                                  Bond Index
                                 Lehman               General Municipal Debt
               TAX-FREE           Municipal Bond
                INCOME            Index
                                 Lehman Local GO      PA Municipal Debt
                                  Index
               PA TAX-FREE
                INCOME           Lehman Local GO      NJ Municipal Debt
                                  Index
               NJ TAX-FREE
                INCOME           Lehman Local GO      OH Municipal Debt
                                  Index
               OH TAX FREE
                INCOME

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE COMPASS    and comprehensive information on the Compass Capital Portfo-
CAPITAL BOND   lios. We intend this document to be an effective tool as you
PORTFOLIOS     explore different directions in fixed income investing.

CONSIDERING
THE RISKS IN   There can be no assurance that any mutual fund will achieve its
BOND           investment objective. Some or all of the Portfolios may pur-
INVESTING      chase mortgage-related, asset-backed, foreign, high yield and illiquid securities; enter into repurchase and reverse repur-chase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Each of the Pennsylvania, New Jersey and Ohio Tax-Free Income Portfolios (the "State-Specific Tax-Free
               Portfolios") concentrates in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other Portfolios, which are considered diversified. See "What Additional Investment
               Policies And Risks Apply?"

               The High Yield and the Low Duration Bond Portfolios invest in high yield securities which are considered high risk securi-ties. See "What Additional Investment Policies And Risks Ap-ply?--High Yield Securities."

INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolios, see "How Are Shares Purchased And Redeemed?" and
CAPITAL        "What Special Purchase And Redemption Procedures May Apply?"
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Service Shares of the Portfolios after fee waivers for the fiscal period ended September 30, 1997 as a percentage of average daily net assets. The figures shown for the In-termediate Government Bond, Intermediate Bond, International, Tax-Free Income, Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios have been re-stated to reflect current expenses and fee waivers. Because no Service Shares of the High Yield Portfolio were outstanding during the fiscal year ended Sep-tember 30, 1997, the figure shown for that Portfolio under "Other expenses" is estimated for the current fiscal year. An example based on the summary is also shown.

                                             LOW     INTERMEDIATE
                                           DURATION   GOVERNMENT  INTERMEDIATE
                                             BOND        BOND         BOND
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)          .30%         .30%         .30%
Other operating expenses                        .55          .55          .55
                                               -----       ------       ------
 Administration fees (after fee
  waivers)(/1/)                            .15         .15          .13
 Shareholder servicing fees                .15         .15          .15
 Other expenses                            .25         .25          .27
                                          ----       -----        -----
Total Portfolio operating expenses
 (after fee waivers)(/1/)                       .85%         .85%         .85%
                                               =====       ======       ======

                                                 CORE     MANAGED     HIGH
                                                 BOND      INCOME     YIELD
                                              PORTFOLIO  PORTFOLIO  PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)              .30%       .35%        xx
Other operating expenses                            .55        .53         xx
                                                   -----      -----      ----
 Administration fees (after fee waivers)(/1/)  .14        .15         xx
 Shareholder servicing fees                    .15        .15         xx
 Other expenses                                .26        .23         xx
                                              ----       ----       ----
Total Portfolio operating expenses
 (after fee waivers)(/1/)                           .85%       .88%        xx
                                                   =====      ===== ==== ====

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the Portfolios' administrators are un-der no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Other operating expenses" would be .63%, .63%, .65%, .64%, .61% and %, respectively, and "Total Portfolio operating expenses" would be 1.13%, 1.13%, 1.15%, 1.14%, 1.11% and %, respectively. See "What are the Portfolios' Financial Highlights?" for information about interest paid by the Portfolios in connection with their investment activity.

                                       4.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS? (CONTINUED)
--------------------------------------------------------------------------------

                                                                PENNSYLVANIA
                                     INTERNATIONAL    TAX-FREE    TAX-FREE
                                          BOND         INCOME      INCOME
                                       PORTFOLIO     PORTFOLIO   PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Advisory fees (after fee
 waivers)(/1/)                                  .50%       .30%         .30%
Other operating expenses                        .78        .55          .55
                                                ---        ---          ---
 Administration fees (after fee
  waivers)(/1/)                         .15           .11         .14
 Shareholder servicing fees             .15           .15         .15
 Other expenses (after expense
  reimbursements)                       .48           .29         .26
                                        ---           ---         ---
Total Portfolio operating expenses
 (after fee waivers and expense
 reimbursements)(/1/)                          1.28%       .85%         .85%
                                               ====        ===          ===

                             NEW JERSEY    OHIO
                              TAX-FREE   TAX-FREE
                               INCOME     INCOME
                             PORTFOLIO  PORTFOLIO
ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory Fees (after fee
 waivers)(/1/)                     .30%       .30%
Other operating expenses           .55        .55
                                   ---        ---
 Administration fees (after
  fee waivers)(/1/)           .11        .10
 Shareholder servicing fees   .15        .15
 Other expenses               .29        .30
                             ----       ----
Total Portfolio operating
 expenses
 (after fee waivers)(/1/)          .85%       .85%
                                   ===        ===

(1) Without waivers, advisory fees would be .55%, .50%, .50%, .50% and .50%, respectively, and administration fees would be .23% for each Portfolio. In addition, the Expense Summary reflects reimbursements made to the Tax-Free Income Portfolio by the adviser. PAMG and the Portfolio's administrators are under no obligation to waive fees or reimburse expenses, but have in-formed the Fund that they expect to waive fees and reimburse expenses dur-ing the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .86%, .67%, .64%, .67% and .68% respectively, and "Total Portfolio operating expenses" would be 1.41%, 1.17%, 1.14%,1.17% and 1.18%, respectively.

                                       5.

--------------------------------------------------------------------------------
EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 in-vestment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio             $ 9        $27        $47       $105
Intermediate Government Bond
 Portfolio                                9         27         47        105
Intermediate Bond Portfolio               9         27         47        105
Core Bond Portfolio                       9         27         47        105
Managed Income Portfolio                  9         28         49        108
High Yield Portfolio
International Bond Portfolio             11         33         57        127
Tax-Free Income Portfolio                 9         27         47        105
Pennsylvania Tax-Free Income
 Portfolio                                9         27         47        105
New Jersey Tax-Free Income Portfolio      9         27         47        105
Ohio Tax-Free Income Portfolio            9         27         47        105

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       6.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?
--------------------------------------------------------------------------------

               The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountants. The financial statements of the Core Bond Portfolio and the Low Duration Portfolio (for-merly, the Short Government Bond Portfolio) for the year ended June 30, 1995 were audited by other auditors. Please refer to a revised auditor's report under "Other Information" which makes reference to the audits performed by those other auditors. This financial information should be read together with those finan-cial statements. Further information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764. During the periods shown, no Service Shares of the High Yield Portfolio were outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          LOW DURATION BOND PORTFOLIO+
                (FORMERLY, THE SHORT GOVERNMENT BOND PORTFOLIO)

                                              FOR THE PERIOD     FOR THE PERIOD
                                              APRIL 1, 1996    JANUARY 13, 1996/1/
                             YEAR ENDED          THROUGH             THROUGH
                         SEPTEMBER 30, 1997 SEPTEMBER 30, 1996   MARCH 31, 1996
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period                             $  9.79            $   9.91
                                ---              -------            --------
 Net investment income
  (net of $.014, $.011
  and $.005
  respectively, of
  interest expense)                                 0.26                0.11
 Net realized and
  unrealized loss on
  investments                                      (0.01)              (0.12)
                                ---              -------            --------
Net increase from
 investment operations                              0.25               (0.01)
                                ---              -------            --------
Dividends from net
 investment income                                 (0.25)              (0.11)
Distributions from net
 realized capital gains                              - -                 - -
                                ---              -------            --------
  Total dividends and
   distributions                                   (0.25)              (0.11)
                                ---              -------            --------
NET ASSET VALUE, END OF
 PERIOD                                          $  9.79            $   9.79
                                ===              =======            ========
Total investment return                             2.54%              (0.11)%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses/2/                                        0.85%/3/            0.85%/3/
 Excluding waivers/2/                               1.13%               1.05%
 Net investment
  income/2/                                         5.40%               5.25%
 Excluding waivers/2/                               5.13%               5.05%
SUPPLEMENTAL DATA:
 Portfolio turnover                                  228%                185%
 Net assets, end of
  period (in thousands)                          $91,870            $181,670

+ This Portfolio commenced operations on July 17, 1992 as the Short Duration
  Portfolio, a separate investment portfolio (the "Predecessor Low Duration Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabilities of the Predecessor Low Duration Bond Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1Commencement/of investment operations of share class.
/2Annualized./

/3Including/interest expense, ratios would have been  % for the year ended
  September 30, 1997, 0.97% for the period ended September 30, 1996 and 1.18% for the period ended March 31, 1996. For the periods prior to March 31, 1996, interest income was presented net of interest expense.

                                       7.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                       FOR THE
                                                                       PERIOD
                            YEAR    YEAR        YEAR        YEAR     7/29//93/1/
                            ENDED   ENDED       ENDED       ENDED      THROUGH
                           9/30/97 9/30/96     9/30/95     9/30/94     9/30/93
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $ 10.02     $  9.64     $ 10.60     $ 10.45
                             ---   -------     -------     -------     -------
Income from investment
 operations
 Net investment income                0.56        0.56        0.53        0.09
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                        (0.12)       0.37       (0.86)       0.15
                             ---   -------     -------     -------     -------
  Total from investment
   operations                         0.44        0.93       (0.33)       0.24
                             ---   -------     -------     -------     -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.54)      (0.55)      (0.53)      (0.09)
 Distributions from net
  realized capital gains               - -         - -       (0.10)        - -
                             ---   -------     -------     -------     -------
  Total distributions                (0.54)      (0.55)      (0.63)      (0.09)
                             ---   -------     -------     -------     -------
NET ASSET VALUE AT END OF
 PERIOD                            $  9.92     $ 10.02     $  9.64     $ 10.60
                             ===   =======     =======     =======     =======
Total return                          4.51%       9.99%      (3.31)%      2.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $47,494     $49,762     $60,812     $15,035
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         0.83%/3/    0.69%/3/    0.65%       0.67%/2/
 Before
  advisory/administration
  fee waivers                         1.13%       1.06%       1.05%       0.75%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         5.73%       5.67%       5.30%       5.14%/2/
 Before
  advisory/administration
  fee waivers                         5.43%       5.30%       4.90%       5.06%/2/
PORTFOLIO TURNOVER RATE                580%        247%          9%         80%

/1/Commencement of operations of share class.
/2/Annualized.

/3Including/interest expense, ratios would have been  % for the period ended
  September 30, 1997, 1.00% for the period ended September 30, 1996, and 0.69% for the period ended September 30, 1995.

                                       8.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          INTERMEDIATE BOND PORTFOLIO

                                                                       FOR THE
                                                                       PERIOD
                            YEAR    YEAR        YEAR        YEAR     9/29//93/1/
                            ENDED   ENDED       ENDED       ENDED      THROUGH
                           9/30/97 9/30/96     9/30/95     9/30/94     9/30/93
NET ASSET VALUE AT
 BEGINNING OF PERIOD               $  9.43     $  9.05     $ 10.01     $ 9.99
                             ---   -------     -------     -------     ------
Income from investment
 operations
 Net investment income                0.53        0.54        0.54        - -
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                        (0.09)       0.38       (0.91)      0.02
                             ---   -------     -------     -------     ------
  Total from investment
   operations                         0.44        0.92       (0.37)      0.02
                             ---   -------     -------     -------     ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                  (0.52)      (0.54)      (0.53)       - -
 Distributions from net
  realized capital gains             (0.03)        - -       (0.06)       - -
                             ---   -------     -------     -------     ------
  Total distributions                (0.55)      (0.54)      (0.59)       - -
                             ---   -------     -------     -------     ------
NET ASSET VALUE AT END OF
 PERIOD                            $  9.32     $  9.43     $  9.05     $10.01
                             ===   =======     =======     =======     ======
Total return                          4.79%      10.46%      (3.80)%     0.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)            $45,362     $36,718     $35,764     $   91
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                         0.83%/3/    0.74%/3/    0.70%      0.70%/2/
 Before
  advisory/administration
  fee waivers                         1.13%       1.09%       1.13%      1.09%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                         5.98%       5.90%       5.33%      4.35%/2/
 Before
  advisory/administration
  fee waivers                         5.67%       5.55%       4.90%      3.96%/2/
PORTFOLIO TURNOVER RATE                670%        262%         92%         4%

/1/Commencement of operations of share class.
/2/Annualized.

/3Including/interest expense, ratios would have been  % for the period ended
  September 30, 1997, 1.14% for the period ended September 30, 1996, and 0.82% for the period ended September 30, 1995.

                                       9.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             CORE BOND PORTFOLIO+

                                         FOR THE PERIOD      FOR THE PERIOD
                                  YEAR       4/1/96            1/13/96/1/
                                  ENDED     THROUGH             THROUGH
                                 9/30/97    9/30/96             3/31/96
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period                                     $   9.61            $   9.91
                                   ---      --------            --------
 Net investment income (net of
  $.004, $.003 and $.001,
  respectively, of interest
  expense)/2/                                   0.30                0.11
 Net realized and unrealized
  gains on investments                         (0.07)              (0.30)
                                   ---      --------            --------
Net (decrease) increase from
 investment operations                          0.23               (0.19)
                                   ---      --------            --------
Dividends from net investment
 income                                        (0.29)              (0.11)
Distributions from net realized
 capital gains                                   - -                 - -
  Total dividends and
   distributions                               (0.29)              (0.11)
                                   ---      --------            --------
NET ASSET VALUE, END OF PERIOD              $   9.55            $   9.61
                                   ===      ========            ========
Total investment return                         2.40%              (1.90)%
RATIOS TO AVERAGE NET ASSETS:
Expenses                                        0.85%/2/,/3/        0.85%/2/,/3/
Excluding waivers                               1.14%/2/            1.10%/2/
Net investment income/2/                        6.33%/2/            5.46%/2/
Excluding waivers                               6.04%/2/            5.21%/2/
SUPPLEMENTAL DATA:
Portfolio turnover                               308%                723%
Net assets, end of period (in
 thousands)                                 $117,207            $232,040

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed
  Income Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabilities of the Predecessor Core Bond Portfolio were transferred to this Portfolio, which had no prior operating history.
/1Commencement/of investment operations of share class.
/2Annualized./

/3Including/interest expense, ratios would have been  % for the period ended
  September 30, 1997, 1.08% for the period ended September 30, 1996, and 0.94% for the period ended March 31, 1996. For the periods prior to March 31, 1996, interest income was presented net of interest expense.

                                      10.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            MANAGED INCOME PORTFOLIO

                                                                   FOR THE
                                                                    PERIOD
                             YEAR     YEAR      YEAR     YEAR     7/29/93/1/
                             ENDED   ENDED     ENDED     ENDED     THROUGH
                            9/30/97 9/30/96   9/30/95   9/30/94    9/30/93
NET ASSET VALUE AT
 BEGINNING OF PERIOD                $  10.38  $   9.79  $ 11.17    $ 10.96
                              ---   --------  --------  -------    -------
Income from investment
 operations
 Net investment income                  0.61      0.63     0.59       0.11
 Net gain (loss) on
  investments (both
  realized and unrealized)             (0.20)     0.60    (1.18)      0.21
                              ---   --------  --------  -------    -------
  Total from investment
   operations                           0.41      1.23    (0.59)      0.32
                              ---   --------  --------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                    (0.60)    (0.63)   (0.62)     (0.11)
 Distribution in excess of
  net investment income                  - -     (0.01)   (0.02)       - -
 Distributions from net
  realized capital gains               (0.10)      - -    (0.14)       - -
 Distributions in excess of
  net realized gains                     - -              (0.01)       - -
                              ---   --------  --------  -------    -------
  Total distributions                  (0.70)    (0.64)   (0.79)     (0.11)
                              ---   --------  --------  -------    -------
NET ASSET VALUE AT END OF
 PERIOD                             $  10.09  $  10.38  $  9.79    $ 11.17
                              ===   ========  ========  =======    =======
Total return                            4.05%    12.97%   (5.49)%     2.93%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)             $165,073  $116,846  $67,655    $15,322
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                           0.88%     0.85%    0.80%      0.80%/2/
 Before
  advisory/administration
  fee waivers                           1.11%     1.05%    1.02%      0.84%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                           5.87%     6.14%    5.95%      5.83%/2/
 Before
  advisory/administration
  fee waivers                           5.65%     5.94%    5.73%      5.79%/2/
PORTFOLIO TURNOVER RATE                  638%      203%      61%        72%

/1Commencement/of operations of share class.
/2Annualized./

                                      11.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         INTERNATIONAL BOND PORTFOLIO+

                                  FOR THE     FOR THE                                 FOR THE
                                  PERIOD      PERIOD                                   PERIOD
                           YEAR   2/1/96      3/1/95       YEAR     YEAR     YEAR      7/1/91
                           ENDED  THROUGH     THROUGH      ENDED    ENDED    ENDED    THROUGH
                          9/30/97 9/30/96     1/31/96     2/28/95  2/28/94  2/28/93  2/29/92/1/
NET ASSET VALUE AT
 BEGINNING OF PERIOD              $11.39      $ 10.52     $ 10.75  $ 10.76  $ 10.21   $ 10.00
                            ---   ------      -------     -------  -------  -------   -------
Income from investment
 operations
 Net investment income              0.89         0.62        0.62     0.65     0.52      0.31
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                      (0.29)        1.13       (0.48)    0.46     0.47      0.26
                            ---   ------      -------     -------  -------  -------   -------
  Total from investment
   operations                       0.60         1.75       (0.14)    1.11     0.99      0.57
                            ---   ------      -------     -------  -------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                (0.28)       (0.88)      (0.13)   (0.90)   (0.30)      - -
 Distributions from net
  realized capital gains             - -          - -       (0.24)   (0.22)   (0.14)    (0.36)
                            ---   ------      -------     -------  -------  -------   -------
 In Excess of Net
  Realized Gains                     - -          - -         - -      - -      - -       - -
  Total distributions              (0.28)       (0.88)      (0.37)    1.12    (0.44)    (0.36)
                            ---   ------      -------     -------  -------  -------   -------
NET ASSET VALUE AT END
 OF PERIOD                        $11.71      $ 11.39     $ 10.52  $ 10.75  $ 10.76   $ 10.21
                            ===   ======      =======     =======  =======  =======   =======
Total return                        5.39%       16.79%       1.50%   10.24%    9.55%     5.84%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)           $7,836      $37,627     $45,657  $46,888  $38,257   $27,744
 Ratios of expenses to
  average net assets                1.09%/2/     1.23%/2/    1.24%    1.38%    1.30%     1.33%/2/
 Excluding waivers                  1.20%/2/     1.23%/2/    1.24%    1.38%    1.30%     1.37%/2/
 Ratios of net
  investment income to
  average net assets                3.82%/2/     5.62%/2/    5.96%    6.00%    6.31%     6.79%/2/
 Excluding waivers                  3.72%/2/     5.62%/2/    5.96%    6.00%    6.31%     6.75%/2/
PORTFOLIO TURNOVER RATE              108%         159%        131%     128%     115%      110%

+ This Portfolio commenced operations on July 1, 1991 as the Compass
  International Fixed Income Fund, a separate investment portfolio (the "Predecessor International Bond Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. The assets and liabilities of the Predecessor International Bond Portfolio were transferred to this Portfolio, which had no prior operating history, on February 13, 1996. For the periods presented, this Portfolio received Sub-advisory services from another company that was unaffiliated with PAMG and BlackRock.
/1Share/class commenced operations on July 1, 1991.
/2Annualized./

                                      12.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           TAX-FREE INCOME PORTFOLIO

                                                                     FOR THE
                                                                      PERIOD
                                 YEAR    YEAR     YEAR     YEAR     7/29/93/1/
                                 ENDED   ENDED    ENDED    ENDED     THROUGH
                                9/30/97 9/30/96  9/30/95  9/30/94    9/30/93
NET ASSET VALUE AT BEGINNING
 OF PERIOD                              $ 10.61  $10.04   $11.31      $10.97
                                  ---   -------  ------   ------      ------
Income from investment
 operations
 Net investment income                     0.51    0.50     0.51        0.09
 Net gain (loss) on
  investments (both realized
  and unrealized)                          0.23    0.59    (0.93)       0.34
                                  ---   -------  ------   ------      ------
  Total from investment
   operations                              0.74    1.09    (0.42)       0.43
                                  ---   -------  ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                       (0.51)  (0.50)   (0.51)      (0.09)
 Distributions from net
  realized capital gains                    - -   (0.02)   (0.34)        - -
                                  ---   -------  ------   ------      ------
  Total distributions                     (0.51)  (0.52)   (0.85)      (0.09)
                                  ---   -------  ------   ------      ------
NET ASSET VALUE AT END OF
 PERIOD                                 $ 10.84  $10.61   $10.04      $11.31
                                  ===   =======  ======   ======      ======
Total return                            7.14%     11.24%   (4.02)%      3.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                        $36,161  $4,713   $2,109      $  634
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                              0.85%   0.80%    0.75%       0.71%/2/
 Before
  advisory/administration fee
  waivers                                  1.18%   1.57%    1.98%       1.49%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                              4.88%   4.92%    4.75%       4.99%/2/
 Before
  advisory/administration fee
  waivers                                  4.56%   4.15%    3.52%       4.21%/2/
PORTFOLIO TURNOVER RATE                     268%     92%      40%         71%

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                                                    FOR THE
                                                                     PERIOD
                                YEAR    YEAR     YEAR     YEAR     7/29/93/1/
                                ENDED   ENDED    ENDED    ENDED     THROUGH
                               9/30/97 9/30/96  9/30/95  9/30/94    9/30/94
NET ASSET VALUE AT BEGINNING
 OF PERIOD                             $ 10.33  $  9.82  $ 10.70    $ 10.43
                                 ---   -------  -------  -------    -------
Income from investment
 operations
 Net investment income                    0.50     0.50     0.51       0.09
 Net gain (loss) on
  investments (both realized
  and unrealized)                         0.11     0.51    (0.85)      0.28
                                 ---   -------  -------  -------    -------
  Total from investment
   operations                             0.61     1.01    (0.34)      0.37
                                 ---   -------  -------  -------    -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                      (0.50)   (0.50)   (0.51)     (0.09)
 Distributions from net
  realized capital gains                   - -      - -    (0.03)     (0.01)
                                 ---   -------  -------  -------    -------
  Total distributions                    (0.50)   (0.50)   (0.54)     (0.10)
                                 ---   -------  -------  -------    -------
NET ASSET VALUE AT END OF
 PERIOD                                $ 10.44  $ 10.33  $  9.82    $ 10.70
                                 ===   =======  =======  =======    =======
Total return                              5.97%   10.51%   (3.20)%     3.54%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                       $34,297  $13,815  $11,518    $ 3,894
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                                 0.85%    0.79%    0.55%      0.34%/2/
 Before
  advisory/administration fee
  waivers                                 1.15%    1.11%    1.15%      1.22%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                                 4.74%    5.04%    4.97%      4.90%/2/
 Before
  advisory/administration fee
  waivers                                 4.44%    4.72%    4.37%      4.02%/2/
PORTFOLIO TURNOVER RATE                    119%      66%      30%        40%

/1Commencement/of operations of share class.
/2Annualized./

                                      13.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO+

                                  FOR THE     FOR THE
                                  PERIOD      PERIOD
                           YEAR   2/1/96      3/1/95       YEAR      YEAR     YEAR      PERIOD
                           ENDED  THROUGH     THROUGH      ENDED    ENDED     ENDED     ENDED
                          9/30/97 9/30/96     1/31/96     2/28/95  2/28/94   2/28/93  2/28/92/1/
NET ASSET VALUE AT
 BEGINNING OF PERIOD              $ 11.61     $ 10.94     $ 11.31  $  11.30  $ 10.46   $ 10.00
                            ---   -------     -------     -------  --------  -------   -------
Income from investment
 operations
 Net investment income               0.73        0.46        0.51      0.54     0.52      0.34
 Net (loss) gain on
  investments (both
  realized and
  unrealized)                       (0.32)       0.65       (0.36)     0.04     0.85      0.45
                            ---   -------     -------     -------  --------  -------   -------
 Total from investment
  operations                         0.41        1.11        0.15      0.58     1.37      0.79
                            ---   -------     -------     -------  --------  -------   -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                 (0.75)      (0.44)      (0.51)    (0.54)   (0.53)    (0.33)
 Distributions from net
  realized capital gains              - -         - -       (0.01)    (0.03)     - -       - -
                            ---   -------     -------     -------  --------  -------   -------
  Total distributions               (0.75)      (0.44)      (0.52)    (0.57)   (0.53)    (0.33)
                            ---   -------     -------     -------  --------  -------   -------
NET ASSET VALUE AT END
 OF PERIOD                        $ 11.27     $ 11.61     $ 10.94  $  11.31  $ 11.30   $ 10.46
                            ===   =======     =======     =======  ========  =======   =======
Total return                         0.15%      10.35%       1.49%     5.18%   13.48%    12.33%/2/
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
  period (in thousands)           $88,077     $97,976     $96,857  $111,354  $47,169   $10,673
 Ratios of expenses to
  average net assets                 0.85%/2/    0.88%/2/    0.79%     0.38%    0.48%     0.52%/2/
 Excluding waivers                   1.17%/2/    0.90%/2/    0.87%     0.86%    1.04%     1.29%/2/
 Ratios of net
  investment income to
  average net assets                 4.44%/2/    4.43%/2/    4.71%     4.75%    5.04%     5.35%/2/
 Excluding waivers                   4.13%/2/    4.41%/2/    4.63%     4.27%    4.48%     4.58%/2/
PORTFOLIO TURNOVER RATE               109%         26%         28%       12%      16%        0%

+ This Portfolio commenced operations on July 1, 1991 as the New Jersey
  Municipal Bond Fund, a separate investment portfolio (the "Predecessor New Jersey Tax-Free Income Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Tax-Free Income Portfolio were transferred to this Portfolio, which had no prior operating history.
/1/Share class commenced operations on July 1, 1991.
/2/Annualized.

                                      14.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         OHIO TAX-FREE INCOME PORTFOLIO

                                                                     FOR THE
                                                                      PERIOD
                                 YEAR    YEAR     YEAR     YEAR     7/29/93/1/
                                 ENDED   ENDED    ENDED    ENDED     THROUGH
                                9/30/97 9/30/96  9/30/95  9/30/94    9/30/94
NET ASSET VALUE AT BEGINNING
 OF PERIOD                              $10.05   $ 9.60   $10.53      $10.24
                                  ---   ------   ------   ------      ------
Income from investment
 operations
 Net investment income                    0.48     0.52     0.49        0.09
 Net gain (loss) on
  investments (both realized
  and unrealized)                         0.10     0.45    (0.91)       0.29
                                  ---   ------   ------   ------      ------
  Total from investment
   operations                             0.58     0.97    (0.42)       0.38
                                  ---   ------   ------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income                      (0.48)   (0.52)   (0.49)      (0.09)
 Distributions from net
  realized capital gains                   - -      - -    (0.02)        - -
                                  ---   ------   ------   ------      ------
  Total distributions                    (0.48)   (0.52)   (0.51)      (0.09)
                                  ---   ------   ------   ------      ------
NET ASSET VALUE AT END OF
 PERIOD                                 $10.15   $10.05   $ 9.60      $10.53
                                  ===   ======   ======   ======      ======
Total return                              5.80%   10.45%   (4.00)%      3.68%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (in thousands)                        $6,377   $5,150   $4,428      $  907
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                             0.79%    0.39%    0.35%       0.32%/2/
 Before
  advisory/administration fee
  waivers                                 1.38%    1.46%    1.74%       2.83%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                             4.69%    5.39%    5.06%       4.71%/2/
 Before
  advisory/administration fee
  waivers                                 4.10%    4.31%    3.67%       2.20%/2/
PORTFOLIO TURNOVER RATE                    136%      63%      61%         36%

/1/Commencement of operations of share class.
/2/Annualized.

                                      15.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

                  The Bond Portfolios of COMPASS CAPITAL FUNDS consist of 12 investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these Portfolios invest solely in taxable bonds and four of these Portfolios invest in tax-exempt bonds.

                  In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the investor's goals and sentiments.

                      PORTFOLIO                   INVESTMENT OBJECTIVE
            Low Duration Bond              To realize a rate of return that
                                           exceeds the total return of the
                                           Merrill Lynch 1-3 Year Treasury
                                           Index.
            Intermediate Government Bond,  To seek current income consistent
             Intermediate Bond, Managed    with the preservation of capital.
             Income and International
             Bond
            Core Bond                      To realize a total rate of return
                                           that exceeds the total return of
                                           the Lehman Brothers Aggregate
                                           Index.
            High Yield                     To seek current income by
                                           investing primarily in non-
                                           investment grade debt securities.
                                           Debt securities of less than
                                           investment grade are considered
                                           "high risk" securities (commonly
                                           referred to as "junk bonds").
            Tax-Free Income, Pennsylvania  To seek as high a level of
             Tax-Free Income, New Jersey   current income exempt from
             Tax-Free Income and Ohio      Federal income tax and, to the
             Tax-Free Income               extent possible for each State-
                                           Specific Tax-Free Portfolio,
                                           income tax of the specific state
                                           in which the Portfolio
                                           concentrates, as is consistent
                                           with preservation of capital.

                                      16.

--------------------------------------------------------------------------------
WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                         DOLLAR-WEIGHTED                             MIN
                      PERFORMANCE        AVERAGE MATURITY      CREDIT QUALITY      CREDIT
  PORTFOLIO           BENCHMARK*         (APPROXIMATE)**       CONCENTRATION       QUALITY
Low Duration       Merrill 1-3 Year         3-5 Years         Investment Grade        B
 Bond               Treasury Index                                Spectrum
Intermediate        Lehman Brothers         5-10 Years          Gov't/Agency         AAA
 Gov't Bond    Intermediate Gov't Index
Intermediate        Lehman Brothers         5-10 Years        Investment Grade       BBB
 Bond           Intermediate Gov't/Corp                           Spectrum
                         Index
Core Bond       Lehman Aggregate Index      5-10 Years        Investment Grade       BBB
                                                                  Spectrum
Managed         Lehman Aggregate Index      5-10 Years        Investment Grade       BBB
 Income                                                           Spectrum
High Yield      Lehman High Yield Index     8-12 Years      Non-Investment Grade      C
                                                                  Spectrum
International   Salomon Non-U.S. Hedged     5-15 Years            AA, AAA,           BBB
 Bond              World Government                             Gov't/Agency
                      Bond Index
Tax-Free           Lehman Municipal        10-15 Years        Investment Grade       BBB
 Income               Bond Index                                  Spectrum
PA Tax-Free      Lehman Local GO Index     10-15 Years        Investment Grade       BBB
 Income                                                           Spectrum
NJ Tax-Free      Lehman Local GO Index     10-15 Years        Investment Grade       BBB
 Income                                                           Spectrum
OH Tax-Free     jLehman Local GO Index     10-15 Years        Investment Grade       BBB
 Income                                                           Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios' sub-adviser will normally attempt to structure the Portfo-lios to have comparable durations to the benchmarks. Duration, which mea-sures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

  Yes:The Portfolio will hold a significant concentration of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:   The Portfolio may not purchase these securities.

                                                       NON                               FOREIGN
                                                     AGENCY/                           SECURITIES/
                                             AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
                         TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
Low Duration Bond           Yes       Yes     Yes     Elig.    Elig. Elig.    Elig.       Elig.      Elig.
Intermediate Gov't Bond     Yes       Yes     Yes     Elig.     Yes  Elig.      No         No        Elig.
Intermediate Bond           Yes       Yes     Yes     Elig.     Yes   Yes       No         No        Elig.
Core Bond                   Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.      Elig.
Gov't Income
Managed Income              Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.      Elig.
High Yield                  Yes       Yes      No       No      Yes   Yes      Yes        Elig.       No.
International Bond         Elig.     Elig.   Elig.    Elig.    Elig. Elig.      No         Yes       Elig.
Tax-Free Income            Temp.       No      No       No      No     No       No         No         Yes
PA Tax-Free Income         Temp.       No      No       No      No     No       No         No         Yes
NJ Tax-Free Income         Temp.       No      No       No      No     No       No         No         Yes
OH Tax Free Income         Temp.       No      No       No      No     No       No         No         Yes

/1MBS/= mortgage-backed securities
/2ABS/= asset-backed securities

                                      17.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(3) in the case of each Tax-Free Portfolio (as defined below), invest less than 80% of its net assets in Municipal Obligations (as defined below), except during defensive periods or during periods of unusual market conditions.

Restriction 1 does not apply to the State-Specific Tax-Free Portfolios. In-stead, as a non-fundamental investment restriction, each State-Specific Tax-Free Portfolio will not invest in securities (except U.S. Government securi-ties) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be in-vested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.

                                      18.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Low Duration Bond Portfolio and Intermediate Government Bond Portfolio will be rated in the highest rating cat-egory at the time of purchase or, if unrated, of comparable quality as deter-mined by the Portfolios' sub-adviser. Securities acquired by the other Portfo-lios will be rated investment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" or "BBB" are generally consid-ered to be investment grade although they have speculative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Intermediate Government Bond Portfolio will invest at least 65% of its total assets in obligations is-sued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements during normal market conditions. Under normal market conditions, the International Bond Portfolio will invest at least 65% of its total assets in the debt obligations of foreign issuers located in at least three different foreign countries. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (to-gether with the "State-Specific Tax-Free Portfolios," the "Tax-Free Portfo-lios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal in-come tax and is not an item of tax preference for purposes of the Federal al-ternative minimum tax ("Municipal Obligations"). In addition, each State-Spe-cific Tax-Free Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). The Tax-Free Income Portfolio intends to invest no more than 25% of its net assets in Municipal Obligations of is-suers located in the same state. During temporary defensive periods each Tax-Free Portfolio may invest without limitation in securities that are not Munici-pal Obligations and may hold without limitation uninvested cash reserves.

FOREIGN INVESTMENTS. The International Bond Portfolio will invest primarily in foreign securities and currencies. Each of the Managed Income and Core Bond Portfolios may invest up to 10% of its total assets and the Low Duration Bond Portfolio may invest up to 20% of its total assets in debt securities of for-eign issuers and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these Portfolios may have the characteristics of futures contracts. In addition, each Portfolio may en-gage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign cur-rencies), futures, hedging and cross-hedging are described below and under "In-terest Rate and Currency Transactions" and "Options and Futures Contracts." In-vesting in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that in-vests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addi-tion, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or

                                      19.

--------------------------------------------------------------------------------
depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and fi-nancial reporting requirements applicable to issuers in the United States.
While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, it remains appreciably below that of the New York
Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liq-uid and their prices may be more volatile than comparable investments in secu-rities in U.S. companies. In addition, there is generally less government su-pervision and regulation of securities exchanges, brokers and issuers in for-eign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Because the securities markets in these countries are highly developed, the In-ternational Bond Portfolio may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Portfolio's total assets in a par-ticular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

To maintain greater flexibility, the International Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

The expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

HIGH YIELD SECURITIES. The High Yield Portfolio will invest primarily in the full spectrum of "high yield" or non-investment grade debt securities, commonly known to investors as "junk bonds." The Low Duration Bond Portfolio may invest in non-investment grade fixed income or convertible securities when the Portfo-lio's sub-adviser believes that the investment characteristics of such securi-ties make them desirable in light of the Portfolio's investment objective and current portfolio mix, so long as under normal market conditions, no more than 20% of its total assets are invested in non-investment grade debt securities, and such securities are rated "B" or higher at the time of purchase by at least one major rating agency.

High yield securities are bonds that are issued by a company whose credit rat-ing (based on rating agencies' evaluation of the likelihood of repayment) ne-cessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than secu-rities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated Ba or lower by Moody's or BB or lower by Standard & Poor's) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and

                                      20.

--------------------------------------------------------------------------------

ratings may from time to time change, positively or negatively, to reflect de-velopments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securi-ties.

While the market values of high yield securities tend to react less to fluctua-tions in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate develop-ments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The compa-nies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional fi-nancing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield se-curities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, invest-ors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience fi-nancial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the sec-ondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and partici-pants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market con-ditions, a Portfolio may have difficulty disposing of certain high yield secu-rities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the ac-tual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and invest-ment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of out-standing high yield securities, especially in a thinly traded market. For exam-ple, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds ad-versely affected the market in recent years.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valua-

                                      21.

--------------------------------------------------------------------------------

tions. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's as-sets invested in illiquid securities may significantly increase.

The Low Duration Bond Portfolio may invest in securities rated "B" and above or determined by BlackRock to be of comparable quality. Such securities are con-sidered to have the current capacity to meet interest and principal payments, but have a greater vulnerability to default than higher rated securities. Ad-verse business, financial or economic conditions will likely impair capacity or willingness to pay interest and principal. The High Yield Portfolio may invest in securities rated "C" and above or determined by the sub-adviser to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy peti-tion but debt service payments are continued. While such debt will likely have some quality and protective characteristics, these are outweighed by large un-certainties or major risk exposure to adverse conditions.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analy-sis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix B.

In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and per-formance of the securities, the protections afforded the securities and the di-versity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfo-lio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

The expense ratio of the High Yield Portfolio can be expected to be higher than those of Portfolios investing primarily in investment grade securities. The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher com-mission costs.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                                      22.

--------------------------------------------------------------------------------

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Tax-Free Portfolio may invest up to 20% of its total assets in private ac-tivity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Tax-Free Portfolio may invest 25% or more of its assets in Municipal Obligations the in-terest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Tax-Free Income Portfolio is classified as a diversified portfolio, and the State-Specific Tax-Free Portfolios are classified as non-diversified portfo-lios, under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-di-versified portfolio more than it would a diversified portfolio.

Each Tax-Free Portfolio may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a spec-ified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commit-ment relates. The Tax-Free Portfolios may invest in tax-exempt derivative secu-rities relating to Municipal Obligations, including tender option bonds, par-ticipations, beneficial interests in trusts and partnership interests.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with re-spect to any particular securities, be limited. In addition, Municipal Obliga-tions purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

                                      23.

-------------------------------------------------------------------------------

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of prin-cipal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the pro-tection of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables per-mit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receiv-ables. Therefore, there is a possibility that recoveries on repossessed col-lateral may not, in some cases, be able to support payments on these securi-ties.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the ma-turity of mortgage-related and other asset-backed securities held by the Port-folio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such peri-ods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities con-taining loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible

                                      24.

--------------------------------------------------------------------------------
that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Se-curities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" se-curities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage- related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvanta-geous circumstances in order to generate cash to satisfy these distribution re-quirements. See "How Are Fund Distributions Taxed?"

PAY-IN-KIND BONDS Pay-in-kind, or PIK, bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the re-ceipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circum-stances in order to generate cash to satisfy these distribution requirements. See "How Are Fund Distributions Taxed?"

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire com-mercial obligations issued by Canadian corporations and Canadian counterparts of U.S.

                                      25.

--------------------------------------------------------------------------------
corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of depos-it, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios may to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securi-ties a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase ex-change-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctua-tions, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative, or, with respect to the International Bond Portfolio, cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to par-ticular securities, securities indices, or the yield differential between two securities or, in the case of the International Bond Portfolio, foreign curren-cies, and may or may not be listed on a securities exchange and may or may not be issued by

                                      26.

--------------------------------------------------------------------------------
the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Op-tions trading is a highly specialized activity that entails greater than ordi-nary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clear-ing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Govern-

                                      27.

--------------------------------------------------------------------------------
ment securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its to-tal assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities.

Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios (except the Tax-Free Portfolios) may use reverse re-purchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agree-ments may be regarded as leveraging and, therefore, speculative. Reverse repur-chase agreements involve the risks that the interest income earned in the in-vestment of the proceeds will be less than the interest expense, that the mar-ket value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio (except the Tax-Free Portfolios) may borrow up to an ad-ditional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio

                                      28.

--------------------------------------------------------------------------------
would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears di-rectly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll trans-action involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar secu-rity at a later date at an agreed-upon price. The securities that are repur-chased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepay-ment histories than those sold. During the period between the sale and repur-chase, a Portfolio will not be entitled to receive interest and principal pay-ments on the securities sold. Proceeds of the sale will be invested in addi-tional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the in-come, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the per-formance would have been without the use of dollar rolls. At the time a Port-folio enters into a dollar roll transaction, it will place in a segregated ac-count maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including ac-crued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse re-purchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential

                                      29.

-------------------------------------------------------------------------------
declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the secu-rity.

PORTFOLIO TURNOVER RATES. The past portfolio turnover rates of the Portfolios are set forth above under "What Are the Portfolios' Financial Highlights?" A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISKS. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing indi-vidual portfolio securities, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and mar-ket conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The con-centration of investments by the State-Specific Tax-Free Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters relating to the states in which the State-Specific Tax-Free Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Obligations" in the Statement of Additional Information.

Pennsylvania. Although the General Fund of the Commonwealth (the principal op-erating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following four years. As of June 30, 1995, the General Fund had a surplus of $688.3 mil-lion. For the fiscal year ended June 30, 1996, the General Fund's expenditures exceeded available revenues by approximately $253 million; this shortfall was funded by the General Fund's unappropriated surplus. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing po-sitions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

New Jersey. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective com-mercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid re-ceived. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diver-sified over time and thus its economy appears to be less vulnerable during re-cessionary periods, a recurrence of high levels of unemployment could ad-versely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obli-gations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any munici-pality or county. This balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

                                      30.

--------------------------------------------------------------------------------

Ohio. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufac-turing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an im-portant segment of the Ohio economy with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness. In past years, the State's overall unemployment rate has been somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government fi-nances generally will not adversely affect the market value of Ohio State-Spe-cific Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

                                      31.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF          The business and affairs of the Fund are managed under the
TRUSTEES          direction of its Board of Trustees. The following persons
                  currently serve on the Board:

                  William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                  Raymond J. Clark--Treasurer of Princeton University.

                  Robert M. Hernandez--Vice Chairman and Chief Financial Offi-cer of USX Corporation.

                  Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, Uni-versity of Pennsylvania.

                  David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER       The Adviser to the Compass Capital Funds is PNC Asset Manage-
                  ment Group, Inc. ("PAMG"). Each of the Portfolios within the Compass Capital Fund family is managed by a specialized port-folio manager who is a member of PAMG's fixed income portfo-lio management subsidiary, BlackRock Financial Management, Inc. ("BlackRock"). BlackRock has its primary offices at 345
                  Park Avenue, New York, New York 10154.

                  The Portfolios and their portfolio managers are as follows:

 COMPASS CAPITAL PORTFOLIO                   PORTFOLIO MANAGER
 -------------------------                   -----------------
Low Duration Bond          Robert S. Kapito; Vice Chairman of BlackRock since
                           1988; Portfolio co-manager since its inception.
                           Scott Amero; Managing Director of BlackRock since
                           1990; Portfolio co-manager since its inception.
                           Jody Kochansky; Vice President of BlackRock since
                           1992; Portfolio co-manager since 1995.
Intermediate Government    Robert S. Kapito and Scott Amero (see above) and
 Bond                      Michael P. Lustig; Mr. Lustig has been Vice
                           President of BlackRock since 1989; Messrs. Kapito,
                           Lustig and Amero have been Portfolio co-managers
                           since 1995.
Intermediate Bond          Robert S. Kapito, Michael P. Lustig and Scott Amero
                           (see above); Messrs. Kapito, Lustig and Amero have
                           been Portfolio co-managers since 1995.
Core Bond                  Keith Anderson; Managing Director of BlackRock since
                           1988; Portfolio co-manager since June 1997.
                           Robert Michele, CFA; Managing Director of BlackRock
                           since 1996; Prior to joining BlackRock in 1995, Mr.
                           Michele was a Director and head of US Fixed Income
                           Investments with CS First Boston Investment
                           Management Corporation; From 1985-1993, he served as
                           Deputy Manager and Senior Portfolio Manager at Brown
                           Brothers Harriman & Co.; Portfolio co-manager since
                           June 1997.

                                      32.

--------------------------------------------------------------------------------

 COMPASS CAPITAL PORTFOLIO                   PORTFOLIO MANAGER
 -------------------------                   -----------------
Managed Income             Keith Anderson; Managing Director of BlackRock since
                           1988; Portfolio co-manager since June 1997.
                           Robert Michele (See above); Portfolio co-manager
                           since June 1997.
High Yield                           ,             and Robert S. Kapito (see
                           above); Portfolio co-managers since inception.
International Bond         Andrew Gordon; portfolio manager at BlackRock since
                           1996; responsible for non-dollar research at Barclay
                           Investments from 1994 to 1996 and at CS First Boston
                           from 1986 to 1994; Portfolio manager since January
                           1997.
Tax-Free Income            Kevin Klingert; portfolio manager at BlackRock since
                           1991; prior to joining BlackRock, Assistant Vice
                           President, Merrill, Lynch, Pierce, Fenner & Smith;
                           Portfolio manager since 1995.
Pennsylvania Tax-Free      Kevin Klingert (see above); Portfolio manager since
 Income                    1995.
New Jersey Tax-Free In-    Kevin Klingert (see above); Portfolio manager since
 come                      1995.
Ohio Tax-Free Income       Kevin Klingert (see above); Portfolio manager since
                           1995.

               PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1600 Mar-ket Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-adviser intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

              MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                EACH PORTFOLIO
                         EXCEPT THE INTERNATIONAL BOND                  HIGH YIELD AND
                           AND HIGH YIELD PORTFOLIOS             INTERNATIONAL BOND PORTFOLIOS
                         ----------------------------------      ----------------------------------
AVERAGE DAILY NET          INVESTMENT         SUB-ADVISORY         INVESTMENT         SUB-ADVISORY
ASSETS                    ADVISORY FEE            FEE             ADVISORY FEE            FEE
-----------------        --------------      --------------      --------------      --------------
first $1 billion                .500%               .350%               .550%               .400%
$1 billion--$2 billion          .450                .300                .500                .350
$2 billion--$3 billion          .425                .275                .475                .325
greater than $3 billion         .400                .250                .450                .300

                                      33.

-------------------------------------------------------------------------------

                 For the twelve months ended September 30, 1997, the Portfo-lios paid investment advisory fees at the following annual rates (expressed as a percentage of average daily net as-sets) after voluntary fee waivers: Intermediate Government Bond Portfolio, .28%; Intermediate Bond Portfolio, .30%; Managed Income Portfolio, .35%; Tax-Free Income Portfolio, .28%; Pennsylvania Tax-Free Income Portfolio, .29%; Ohio Tax-Free Income Portfolio, .06%; Low Duration Bond Portfo-lio, .30%; Core Bond Portfolio, .30%; New Jersey Tax-Free Income Portfolio, .30%; and International Bond Portfolio, .55%.

                 The Portfolios' sub-adviser strives to achieve best execu-tion on all transactions. Infrequently, brokerage transac-tions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are in-direct wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters re-lating to the maintenance of financial records and fund ac-counting. As compensation for these services, CCG is enti-tled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to Service Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Service Shares of each Portfolio in excess of $1 billion. From time to time the Ad-ministrators may waive some or all of their administration fees from a Portfolio.

                 For information about the operating expenses the Portfolios paid for the most recent fiscal period, see "What Are the Expenses of the Portfolios?"

TRANSFER         PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,           as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN


SHAREHOLDER      The Fund intends to enter into service arrangements with in-
SERVICING        stitutional investors ("Institutions") (including PNC Bank and its affiliates) which provide that the Institutions will render support services to their customers who are the bene-ficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Adminis-trators and transfer agent to the Fund's shareholders of record. In consideration for payment of a shareholder processing fee of up to .15% (on

                                      34.

--------------------------------------------------------------------------------
               an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institu-tions may provide one or more of the following services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distribu-tor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information nec-essary for sub-accounting; and providing other similar servic-es. In consideration for payment of a separate shareholder ser-vicing fee of up to .15% (on an annualized basis) of the aver-age daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to cus-tomer inquiries relating to the services performed by the In-stitution and to customer inquiries concerning their invest-ments in Service Shares; assisting customers in designating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison services. Cus-tomers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

               Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Re-serve Board and state banking commissions, and investment ad-visers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commis-sions, are urged to consult their legal counsel before entering into agreements with the Fund.

               The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Institutions under their service agreements will not be pro-hibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and dis-tributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder re-ports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a par-ticular investment portfolio will be allocated among all in-vestment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equi-table.

                                      35.

-------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED AND REDEEMED?
-------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support ac-tivities out of their past profits or other sources available to them, which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promo-tions in which participants may receive reimbursement of expenses, entertain-ment and prizes such as travel awards, merchandise and cash. For further in-formation, see "Investment Advisory, Administration, Distribution and Servic-ing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Insti-tutions acting on behalf of their customers, as well as certain persons who were shareholders of Compass Capital Group of Funds at the time of its combi-nation with the PNC(R) Fund during the first quarter of 1996. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's ac-count at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may in its discretion reject any order for Service Shares.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institu-tions. These procedures will vary according to the type of account and the In-stitution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the

                                      36.

--------------------------------------------------------------------------------
Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its serv-ice providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is im-posed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any Portfolio account if the account bal-ance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 upon thirty days' writ-ten notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the ac-count falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolios to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      37.

--------------------------------------------------------------------------------
WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?
--------------------------------------------------------------------------------

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio's combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures de-scribed in this section.

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio with respect to which shares are purchased must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder ac-count number. Before wiring any funds, however, an investor must call PFPC at
(800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trad-ing hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day.

The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre- au-thorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolios at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Dela-ware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a cor-poration, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. Compass Capital reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemp-tion request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

                                      38.

--------------------------------------------------------------------------------

Compass Capital is not responsible for the efficiency of the Federal wire sys-tem or the shareholder's firm or bank. Compass Capital does not currently charge for wire transfers. The shareholder is responsible for any charges im-posed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above, to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital reserves the right to refuse a telephone redemption if it be-lieves it advisable to do so. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Compass Capital, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

The Fund offers a Systematic Withdrawal Plan ("SWP") which may be used by in-vestors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may uti-lize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

                                      39.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Service Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. East-ern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of its Serv-ice Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Service Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. The amount of the daily divi-dend for each Portfolio will be based on periodic projections of its net in-vestment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                                      40.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Tax-Free Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the re-ceipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corpo-rate and non-corporate taxpayers in determining alternative minimum and envi-ronmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alterna-tive minimum tax purposes. In addition, investors should be aware of the possi-bility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of So-cial Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

Each Tax-Free Portfolio will determine annually the percentages of its net in-vestment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax pur-poses, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Ohio Tax-Free Income Portfolio, the loss will be dis-allowed for Ohio income tax purposes to the same extent, even though, for Ohio income tax purposes, some portion of such dividends actually may have been sub-ject to Ohio income tax.

It is expected that dividends and certain interest income earned by the Inter-national Bond Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including gen-erally any withholding taxes and other foreign income taxes, as paid by its shareholders.

                                      41.

--------------------------------------------------------------------------------
The Portfolio intends to make this election. As a result, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' in-come pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a propor-tionate amount of such taxes against U.S. Federal income tax liabilities, or
(b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income, should the shareholder so choose.

A Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the se-curity over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, in-come may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash dis-tribution to a Portfolio, such Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. For additional information concerning the tax treatment of dividends and distributions by the states listed below including certain restrictions ap-plicable to such treatment, see "Taxes" in the Statement of Additional Informa-tion.

PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio from Penn-sylvania State-Specific Obligations or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts un-der the Personal Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); to corporations under the Corporate Net Income Tax (in the case of insurance proceeds, to the extent they are exempt for Federal income tax purposes); nor to individuals under the Phil-adelphia School District Net Investment Income Tax ("School District Tax").

Income received by a shareholder attributable to gain on the sale or other dis-position by the Pennsylvania Tax-Free Income Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Tax-Free Income Portfolio for more than six months, the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Cor-porate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares, or inter-est and gain thereon, are subject to, or included in the measure of, the spe-cial taxes imposed by the Commonwealth of Pennsylvania on banks and other fi-nancial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Cor-porate Capital Stock/Foreign Franchise Tax).

                                      42.

--------------------------------------------------------------------------------

Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

NEW JERSEY TAX CONSIDERATIONS. It is anticipated that substantially all divi-dends paid by the New Jersey Tax-Free Income Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey State-Specific Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corpora-tion Business Tax.

OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio per-sonal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfo-lio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Govern-ment, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States). Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly at-tributable to interest on Ohio State-Specific Obligations or the U.S. obliga-tions described above. However, Shares of the Ohio Tax-Free Income Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio State Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corpora-tion franchise tax.

                                      43.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty-six investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, the Low Duration Bond, Core Bond and Intermediate Bond Portfolios of-fer a sixth share class--BlackRock Shares. This prospectus relates only to Service Shares of the Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the BlackRock Shares of a Portfolio is expected to be no less than the performance of the Portfolio's Institutional Shares, the performance of both the BlackRock Shares and Institutional Shares of a Portfolio is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of the BlackRock Shares, Institutional Shares and Service Shares of a Portfolio is ex-pected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its BlackRock, Insti-tutional and Service Shares, including an automatic investment plan and an au-tomatic withdrawal plan. For further information regarding the Fund's Institu-tional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately [70%] of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      44.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for Service Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calcu-lated on an average annual total return basis for various periods. Average an-nual total return reflects the average annual percentage change in value of an investment in Service Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate to-tal return reflects the total percentage change in value over the measuring pe-riod. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Service Shares are reinvested in Service Shares.

The yield of Service Shares is computed by dividing the Portfolio's net income per share allocated to its Service Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Service Shares may be compared to the perfor-mance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Service Shares may be com-pared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Gov-ernment Corporate Bond Index, as well as the benchmarks attached to this Pro-spectus. Performance information may also include evaluations of the Portfolios and their Service Shares published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or re-gional nature.

In addition to providing performance information that demonstrates the actual yield or return of Service Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment re-turn and principal value of an investment in a Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of a Portfolio cannot necessarily be used to compare an invest-ment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institu-tions directly to their customer accounts in connection with investments in Service Shares will not be included in the Portfolio performance calculations.

                                      45.

--------------------------------------------------------------------------------

OTHER INFORMATION ON THE COMPASS CAPITAL HIGH YIELD PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------

         and         , co-managers of the Compass Capital High Yield Portfolio,
have had more than      years of experience as Portfolio Managers.         and
        were the Portfolio Managers of the        Fund (account) from
until December 31, 1997 at            Co. The cumulative total return for the
     Fund (account) from           until December 31, 1997 was  . At December
31, 1997, that Fund (account) had        million in net assets. As Portfolio
Managers at          ,           had full discretionary authority over the se-
lection of investments for that fund.

The performance data for the      Fund and portfolio management team is in-
cluded to provide investors with a longer performance record for      in manag-
ing a(n) Fund (account) with substantially similar investment objectives and
policies to the Compass Capital High Yield Portfolio. The       Fund perfor-
mance data does not represent the past, present or future performance of the Compass Capital High Yield Portfolio. Past performance is no guarantee of fu-ture results. Investors should not consider this performance data as an indica-tion of the future performance of the Compass Capital High Yield Portfolio. Share prices and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfo-lio securities. Consequently, investments in the High Yield Portfolio may be worth more or less than their original cost at the time of redemption.

Average annual returns for the one-year, three-year and five-year periods ended
December 31, 1997 for the           Fund and for the entire period during which
           managed that fund compared with the performance of the Lehman High Yield Index were:

                                                          FUND LEHMAN HIGH YIELD
                                                          ---- -----------------
     One Year............................................
     Three Year Ann. ....................................
     Five Year Ann. .....................................
     During Management Tenure............................

--------

(1) All returns presented above were calculated on a total return basis and in-clude all reinvested dividends and interest, accrued income and realized and unrealized gains and losses.

(2) The expense ratio of the           Fund was            .

(3) The Lehman High Yield Index is an unmanaged index of bonds that is consid-ered generally representative of the high yield bond market.

                                      46.

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Compass Capital Funds:
We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of the Short Government Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed In-come, International Bond, Tax-Free Income and New Jersey Tax-Free Income Port-folios of the Compass Capital Fund, and the statements of net assets of the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios of the Compass Capital Funds as of September 30, 1996, and the related statements of opera-tions for the periods then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented (except for those statements which have been audited by other auditors as discussed below). These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net as-sets for the year ended June 30, 1995, and the financial highlights for the year ended June 30, 1995 and each of the prior periods presented of the Short Government Bond and Core Bond Portfolios, formerly the BFM Institutional Trust Short Duration and Core Fixed Income Portfolios (the "BFM Funds"), respectively were audited by other auditors, whose report dated August 7, 1995 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of materials misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian and brokers as of September 30, 1996. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass Capital Funds (Short Government Bond, Intermediate Government Bond, In-termediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free and Ohio Tax-Free Income Portfolios), as of September 30, 1996, and the results of their operations for the periods then ended, the changes in their net assets for each of the two years (or periods) in the period then ended (except for the year ended June 30, 1995 for the BFM Funds which have been audited by other au-ditors), and the financial highlights for each of the periods presented (except for the year ended June 30, 1995 and prior periods for the BFM Funds which have been audited by other auditors), in conformity with generally accepted account-ing principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 22, 1996


                                      47.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS   9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 COMMENTARY                Monday through Friday     toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764

 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS               Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      48.

--------------------------------------------------------------------------------

                                APPENDIX A

    COMPASS CAPITAL                PERFORMANCE
       PORTFOLIO                    BENCHMARK                                 DESCRIPTION
Low Duration Bond        Merrill 1-3 Year Treasury Index Treasuries with maturities ranging from 1 to 2.99 years
Intermediate Government  Lehman Brothers Intermediate    Treasury and agency issues in the Lehman Aggregate,
Bond                     Government Index                excluding maturities above 9.99 years
Intermediate Bond        Lehman Brothers Intermediate    Treasury, agency and corporate issues in the Lehman
                         Gov't/Corp Index                Aggregate, excluding maturities above 9.99 years
Core Bond                Lehman Aggregate Index          The Lehman Aggregate contains issues that meet the
                                                         following criteria:
                                                         .At least $100 million par amount outstanding for
                                                         entry and exit
                                                         .Rated investment grade (at least Baa-3) by Moody's
                                                         or S&P (if not rated by Moody's)
                                                         .At least one year at maturity
                                                         .Coupon must have a fixed rate
                                                         .Excludes CMOs, ARMs, manufactured homes, non-agency
                                                         bonds, buydowns, graduated equity mortgages, project
                                                         loans and non-conforming ("jumbo") mortgages
                                                         .As of November 1996, the composition of the Lehman
                                                         Brothers Aggregate Index is:
                                                         52% allocation to Treasury and government securities
                                                         29% allocation to mortgage-backed securities
                                                         19% allocation to corporate and asset-backed
                                                         securities
Managed Income           Lehman Aggregate Index          The Lehman Aggregate contains issues that meet the
                                                         following criteria:
                                                         .At least $100 million par amount outstanding for
                                                         entry and exit
                                                         .Rated investment grade (at least Baa-3) by Moody's
                                                         or S&P (if not rated by Moody's)
                                                         .At least one year to maturity
                                                         .Coupon must have a fixed rate
                                                         .Excludes CMOs, ARMs, manufactured homes, non-agency
                                                         bonds, buydowns, graduated equity mortgages, project
                                                         loans and non-conforming ("jumbo") mortgages
                                                         .As of November 1996, the composition of the Lehman
                                                         Brothers Aggregate Index is:
                                                         52% allocation to Treasury and government securities
                                                         29% allocation to mortgage-backed securities
                                                         19% allocation to corporate and asset-backed
                                                         securities
High Yield               Lehman High Yield Index         The Lehman High Yield Index contains issues that
                                                         meet the following criteria:
                                                         .At least $100 million par amount outstanding for
                                                         entry and exit
                                                         .Maximum quality rating of Ba1 (including defaulted
                                                         issues)
                                                         .At least one year to maturity
International Bond       Salomon Non-U.S. Hedged World   A market-capitalization weighted benchmark that
                         Government Bond Index           tracks the performance of the 13 Government bond
                                                         markets of Australia, Austria, Belgium, Canada,
                                                         Denmark, France, Germany, Italy, Japan, the
                                                         Netherlands, Spain, Sweden and the United Kingdom.
                                                         The currency-hedged return is computed by using a
                                                         rolling one-month forward exchange contract as a
                                                         hedging instrument.
Tax-Free Income          Lehman Municipal Bond Index     All of the bonds in the following Municipal Indices
                                                         possess the following characteristics:
                                                         .A minimum credit rating of Baa-3
                                                         .Outstanding par value of at least $3 million
                                                         .Must be issued as part of a deal of at least $50
                                                         million
                                                         .Individual bonds must have been issued within the
                                                         last 5 years
                                                         .Remaining maturity of not less than one year
                                                         Excludes bonds subject to the alternative minimum
                                                         tax (AMT), taxable municipal bonds, and floating-
                                                         rate or zero coupon municipal bonds
Pennsylvania Tax-Free    Lehman Local GO Index           Local general obligation bonds
Income
New Jersey Tax-Free      Lehman Local GO Index           Local general obligation bonds
Income
Ohio Tax-Free Income     Lehman Local GO Index           Local general obligation bonds

                                    49.

--------------------------------------------------------------------------------

                                APPENDIX B

DESCRIPTIONS OF RATING CATEGORIES

The following are descriptions of ratings assigned by Standard & Poor's Corpo-ration ("S&P") and Moody's Investors Service, Inc. ("Moody's") to certain debt securities in which the Compass Capital Bond Portfolios may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

STANDARD & POOR'S:

"AAA"--This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA"--Debt is considered to have a very strong capacity to pay interest and re-pay principal and differs from AAA issues only in small degree.

"A"--Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse ef-fects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt is regarded as having an adequate capacity to pay interest and re-pay principal. Whereas such issues normally exhibit adequate protection parame-ters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB," "B," "CCC," "CC" and "C"--Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in ac-cordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB"--Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate ca-pacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B"--Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay inter-est and repay principal. The "B" rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BB" or "BB-" rat-ing.

"CCC"--Debt has a currently identifiable vulnerability to default, and is de-pendent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capac-ity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC"--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C"--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt serv-ice payments are continued.

"CI"--This rating is reserved for income bonds on which no interest is being paid.

                                      50.

--------------------------------------------------------------------------------

"D"--Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bank-ruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)--The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r"--This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high vari-ability in expected returns due to non-credit risks. Examples of such obliga-tions are: securities whose principal or interest return is indexed to equi-ties, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

MOODY'S:

"Aaa"--Bonds are judged to be of the best quality. They carry the smallest de-gree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fun-damentally strong position of such issues.

"Aa"--Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"--Bonds possess many favorable investment attributes and are to be consid-ered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"--Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative character-istics as well.

"Ba," "B," "Caa," "Ca," and "C"--Bonds that possess one of these ratings pro-vide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desir-able investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when fa-cilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)...--When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit qual-ity of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                                    51.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $13 billion in 33 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment style SM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Small Cap Growth Equity
    Large Cap Value Equity              Small Cap Value Equity
    Mid-Cap Growth Equity
    Mid-Cap Value Equity                Micro-Cap Equity
                                        International Equity

                                        International Small Cap Equity
                                        International Emerging Markets
                                        Index Equity
                                        Select Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond
    Core Bond                           High Yield
                                        International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                               January   , 1998
--------------------------------------------------------------------------------
MICRO-CAP EQUITY PORTFOLIO INVESTOR SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
                                                                          PAGE
            What Are The Expenses Of The Portfolio?......................   4
            What Is The Portfolio?.......................................   6
            What Additional Investment Policies And Risks Apply?.........   7
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................  12
            Who Manages The Fund?........................................  13
            What Pricing Options Are Available To Investors?.............  17
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  18
            How Are Shares Purchased?....................................  19
            How Are Shares Redeemed?.....................................  20
            What Are The Shareholder Features Of The Fund?...............  22
            What Is The Schedule Of Sales Charges And Exemptions?........  24
            How Is Net Asset Value Calculated?...........................  28
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  28
            How Are Fund Distributions Taxed?............................  29
            How Is the Fund Organized?...................................  30
            How Is Performance Calculated?...............................  31
            How Can I Get More Information?..............................  32

              This Prospectus contains information about the Compass Capital Micro-Cap Equity Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated Janu-
              ary   , 1998 has been filed with the Securities and Exchange Com-
              mission (the "SEC"). The Statement of Additional Information may be obtained free of charge from Compass Capital Funds (the "Fund") by calling (800) 441-7762. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains an Internet Web site at http://www.sec.gov that contains the Statement of Ad-ditional Information, material incorporated by reference and other information regarding the Portfolio that has been filed with the SEC.

              SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

--------------------------------------------------------------------------------
MICRO-CAP EQUITY PORTFOLIO OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND Family consists of 33 portfolios and has been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Micro-Cap Equity Portfolio of COMPASS CAPITAL FUNDS is one of thirteen diversified investment portfolios that provide in-vestors with a broad spectrum of investment alternatives within the equity sector. Nine of these portfolios invest in U.S. stocks, three portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds. A detailed description of the Micro-Cap Eq-uity Portfolio begins on page 6. To obtain a prospectus de-scribing the Fund's other equity portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Wilshire MicroCap Index and its Lipper peer group is the Micro Cap Funds catego-ry. The Wilshire MicroCap Index is comprised of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on market capitalization. The Wilshire 5000 Index con-tains all publicly traded U.S. stocks, excluding REITS and lim-ited partnerships.

               PNC Asset Management Group, Inc. ("PAMG") serves as the Portfo-lio's investment adviser. PNC Equity Advisors Company, a whol-ly-owned subsidiary of PAMG ("PEAC"), serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE COMPASS    and comprehensive information on the Compass Capital Micro-Cap
CAPITAL        Equity Portfolio. We intend this document to be an effective
MICRO-CAP      tool as you explore one approach to international equity in-
EQUITY         vesting.
PORTFOLIO

CONSIDERING    There can be no assurance that the Portfolio will achieve its
THE RISKS IN   investment objective. The Portfolio will hold equity securities
EQUITY         of micro cap issuers and may acquire warrants and illiquid se-
INVESTING      curities; enter into repurchase and reverse repurchase agree-
               ments; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency ex-change contracts. Certain risks associated with international investments are heightened because of currency fluctuations and investments in emerging markets. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. See "What Additional Investment Policies
               And Risks Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolio, see "How Are Shares Purchased?" and "How Are Shares
CAPITAL        Redeemed?"
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Investor Shares of the Portfolio for the current fiscal year as a percentage of average daily net assets. An example based on the summary is also shown.

                                                  MICRO-CAP EQUITY PORTFOLIO
                                               INVESTOR A INVESTOR B INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Front-End Sales Charge(/1/)
 (as a percentage of offering price)               5.0%      None       None
Maximum Deferred Sales Charge(/1/)(/2/)
 (as a percentage of offering price)              None        4.5%       1.0%
Sales Charge on Reinvested Dividends              None       None       None
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/3/)              --%        --%        --%
12b-1 fees(/3/)(/4/)                               .00        .75        .75
Other operating expenses                            --         --         --
                                                    --         --         --
 Shareholder servicing fee                          --         --         --
 Shareholder processing fee                         --         --         --
 Other expenses                                     --         --         --
                                                    --         --         --
Total Portfolio operating expenses (after fee
 waivers)(/3/)                                      --%        --%        --%
                                                    ==         ==         ==

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"
(3) "Other expenses" includes the administration fees payable by the Portfolio. Without waivers, advisory fees would be --% for each class of the Portfo-lio. PAMG and the Portfolio's administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolio's total operat-ing expenses through the fiscal year ending September 30, 1998 at the lev-els set forth in the table. Without waivers, "Total Portfolio operating ex-penses" would be: (i) --% for Investor A Shares; and (ii) --% for Investor B Shares and Investor C Shares. The Portfolio does not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise pay-able at the maximum rate of .10%) through the fiscal year ending September 30, 1998.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

                                       4.

--------------------------------------------------------------------------------
EXAMPLE

An investor in Investor Shares of the Portfolio would pay the following ex-penses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) with respect to Investor B shares only, no redemption at the end of each time period:

                          ONE YEAR THREE YEARS
 A Shares*                  $--        $--
 B Shares (Redemption)**     --         --
 B Shares (No Redemption)    --         --
 C Shares                    --         --

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses an investor will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other insti-tutions directly on their customer accounts in connection with investments in the Portfolio. For a detailed description of the expenses, see "Who Manages The Fund?"

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       5.

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------

                  The Micro-Cap Equity Portfolio of COMPASS CAPITAL FUNDS is one of thirteen Compass Capital investment portfolios that provide investors with a broad spectrum of investment alter-natives within the equity sector. Nine of these portfolios invest primarily in U.S. stocks, three portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds.

                  In certain investment cycles and over certain holding peri-ods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the investor's in-vestment goals and sentiments.

INVESTMENT        The Micro-Cap Equity Portfolio seeks to provide long-term
OBJECTIVE         capital appreciation.

INVESTMENT        Pursues micro cap stocks with earnings growth potential. Em-
STYLE             phasizes micro cap stocks which the sub-adviser considers to have favorable and above-average earnings growth prospects.

PORTFOLIO         Stocks with growth rate estimates in excess of average for
EMPHASIS          benchmark and capitalizations of $25 million to $300 million.

                  The Portfolio will invest in micro cap companies that have revenue and earnings growth visibility of 20% or higher; gen-erally, only companies in the top 35th percentile of the mi-cro cap sector will be considered appropriate investments. Such companies will generally have debt which does not exceed 35% of its capitalization.

                                       6.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

During normal market conditions, the Micro-Cap Equity Portfolio will invest at least 90% (and in any event at least 65%) of its total assets in equity securi-ties of micro cap issuers. The Portfolio defines micro cap issuers as those with $25 million to $300 million in market capitalization (the total market value of a company's outstanding equity securities) at the time of purchase. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts.

MICRO CAP ISSUERS. Micro cap issuers will normally have more limited product lines, markets and financial resources and will be dependent upon a more lim-ited management group than larger capitalized companies. In addition, many mi-cro cap companies are not well known to the investing public, do not have sig-nificant institutional ownership and are followed by relatively few securities analysts, with the result that there may be less publicly available information concerning such companies in comparison with the information relating to compa-nies with larger market capitalizations. Also, the securities of micro cap com-panies are often traded in the over-the-counter markets and may have fewer mar-ket makers and wider spreads between their quoted bid and asked prices, and concomitantly lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of larger, more estab-lished companies, particularly those traded on the New York or American Stock Exchanges.

There have been instances of fraud in the micro cap market, including the ma-nipulation of micro cap stocks by brokers, issuers and promoters to benefit themselves at the expense of investors. No assurance can be given that the Mi-cro-Cap Equity Portfolio will not suffer losses due to fraudulent activity in the market in which it invests.

ADRS, EDRS AND GDRS. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence owner-ship of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence owner-ship of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an inter-national basis. Unsponsored ADR, EDR and GDR programs are organized indepen-dently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment con-siderations as described below under "International Investing."

INTERNATIONAL INVESTING. Investing in foreign securities involves considera-tions not typically associated with investing in securities of companies orga-nized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Portfolio's investments in foreign securities may also be adversely af-fected by changes in foreign political or social conditions, diplomatic rela-tions, confiscatory taxation, expropriation, limitation on the removal of

                                       7.

--------------------------------------------------------------------------------
funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary pol-icies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio's operations.

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

Political and economic structures in countries with emerging economies or secu-rities markets may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability char-acteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks de-scribed above, including the risks of nationalization or expropriation of as-sets, may be heightened. In addition, unanticipated political or social devel-opments may affect the value of investments in these countries and the avail-ability to the Portfolio of additional investments in emerging market coun-tries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these coun-tries may make investments in the countries illiquid and more volatile than in-vestments in Japan or most Western European countries. There may be little fi-nancial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The Portfolio may (but is not required to) use forward foreign currency ex-change contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connec-tion with specific portfolio transactions or with respect to portfolio posi-tions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfo-lio to establish a rate of exchange for a future point in time.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write (i.e. sell) covered call options, buy put op-tions, buy call options and write secured put options for the purpose of hedg-ing or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities or foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Op-tions Clearing Corporation. The Portfolio will not purchase put and call op-tions when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Op-tions trading is a highly specialized activity that entails greater than ordi-nary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clear-ing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for

                                       8.

--------------------------------------------------------------------------------
other hedging purposes. The value of the Portfolio's contracts may equal or ex-ceed 100% of its total assets, although the Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might other-wise result from a market decline or currency exchange fluctuation. The Portfo-lio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In con-nection with the Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by the Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and op-tions, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. As a temporary defensive measure if its sub-adviser de-termines that market conditions warrant, the Portfolio may invest without limi-tation in high quality money market instruments. The Portfolio may also invest in high quality money market instruments pending investment or to meet antici-pated redemption requests.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign is-suers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obli-gations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, the Portfolio agrees to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, ex-penses and/or delays in connection with the disposition of the underlying secu-rities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase secu-rities on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis. These transactions involve a commitment by the Portfo-lio to purchase or sell particular securities with payment and delivery

                                       9.

--------------------------------------------------------------------------------
taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to pur-chase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfo-lio sells portfolio securities to financial institutions such as banks and bro-ker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agree-ment. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest ex-pense, that the market value of the securities sold by the Portfolio may de-cline below the price of the securities the Portfolio is obligated to repur-chase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the re-purchase price. The Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. Whenever borrowings exceed 5% of the Portfolio's total as-sets, the Portfolio will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolio may invest in securities issued by other investment com-panies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also invest in securities issued by other investment companies with similar investment objectives. Secu-rities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of an-other investment company, the Portfolio would bear, along with other sharehold-ers, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. The Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securi-ties loans involve risks of delay in receiving additional collateral or in re-covering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Port-folio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buy-ers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-ad-viser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become un-interested in purchasing these restricted securities.


                                      10.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE. Under normal market conditions, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 100%. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e. 100% or more) will generally result in higher transaction costs to the Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

                                      11.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except obligations of the U.S. Government and its in-strumentalities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without re-gard to this 5% limitation;

(2) subject to the foregoing 25% exception, purchase more than 10% of the out-standing voting securities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased.

                                      12.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF       The business and affairs of Compass Capital Funds are managed
TRUSTEES       under the direction of the Board of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

               David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

               The Statement of Additional Information furnishes additional information about the trustees and officers of the Fund.

ADVISER AND    The Adviser to Compass Capital Funds is PNC Asset Management
SUB-ADVISER    Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform ad-
               visory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Penn-sylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               The subadviser to the Portfolio is PNC Equity Advisors Company ("PEAC"), a wholly-owned subsidiary of PAMG, with primary offices at 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103. PEAC is a registered investment adviser, formed by PNC Bank in 1994. William J. Wykle, Thomas Callan and William McVail serve as portfolio managers of the Portfolio. Mr. Wykle has been an investment manager at PEAC since 1995. From 1986 to 1995, Mr. Wykle was an investment adviser with PNC Bank. Mr. Callan has been an investment manager at PEAC since 1996, prior to which he was an equity analyst with PNC Bank since 1993. Prior to 1993, Mr. Callan was a Trust Department Trainee at PNC Bank. Mr. McVail has been an investment manager at PEAC since 1994, prior to which he was an equity and fixed income analyst with PNC Bank since 1988.

               For their investment advisory and sub-advisory services, PAMG and PEAC are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are the Expenses of the Portfolio?" PAMG and PEAC intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG and do not represent an extra charge to the Portfolio.

                                      13.

-------------------------------------------------------------------------------

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                               INVESTMENT                SUB-ADVISORY
            AVERAGE DAILY NET ASSETS          ADVISORY FEE                   FEE
            first $1 billion                       --%                        --%
            $1 billion -- $2 billion               --                         --
            $2 billion -- $3 billion               --                         --
            greater than $3 billion                --                         --


                 PEAC strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolio may be directed to registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are in-direct wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters re-lating to the maintenance of financial records and fund ac-counting. As compensation for these services, CCG is enti-tled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to each class of Investor Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to each class of Investor Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

                 For information about the operating expenses the Portfolio expects to incur in the current fiscal year, see "What Are The Expenses Of The Portfolio?"

TRANSFER         PNC Bank serves as the Portfolio's custodian and PFPC serves
AGENT,           as its transfer agent and dividend disbursing agent. PFPC
DIVIDEND         has its principal offices at Bellevue Corporate Center, 400
DISBURSING       Bellevue Parkway, Wilmington, Delaware 19809.
AGENT AND
CUSTODIAN


DISTRIBUTION     Under the Fund's Distribution and Service Plan (the "Plan"),
AND SERVICE      Investor Shares of the Portfolio bear the expense of pay-
PLAN             ments ("distribution fees") made to CDI, as the Fund's dis-
                 tributor (the "Distributor"), or affiliates of PNC Bank, for distribution and sales support services. The distribution fees may be used to compensate the Distributor for distribu-tion services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribu-tion fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for

                                      14.

--------------------------------------------------------------------------------
               sales support services and related expenses. Distribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of the Portfolio's outstanding Investor A Shares and .75% (annualized) of the average daily net asset value of the Portfolio's outstanding Investor B and Investor C Shares. Payments under the Plan are not tied di-rectly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

               Under the Plan, the Fund intends to enter into service arrange-ments with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pur-suant to which Service Organizations will render certain sup-port services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servic-ing fee of up to .25% (annualized) of the average daily net as-set value of Investor Shares owned by their customers, Service Organizations may provide one or more of the following servic-es: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting cus-tomers in designating and changing dividend options, account designations and addresses; and providing other similar share-holder liaison services. In consideration for a separate share-holder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their custom-ers, Service Organizations may provide one or more of these ad-ditional services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

               Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organiza-tions.

               The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional informa-tion and of printing and distributing prospectuses and state-ments of additional information to existing shareholders,

                                      15.

--------------------------------------------------------------------------------
                  expenses relating to shareholder reports, shareholder meet-ings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment port-folio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.


                                      16.

--------------------------------------------------------------------------------
WHAT PRICING OPTIONS ARE AVAILABLE TO INVESTORS?
--------------------------------------------------------------------------------

               The Portfolio offers different pricing options to investors in the form of different share classes. These options are de-scribed below:

               A SHARES (FRONT-END LOAD)
                One time, front-end sales charge at time of purchase
                No charges or fees at any time for redeeming shares
                Lower ongoing expenses
                Free exchanges with other A Shares in the Compass Capital Funds family
               A Shares may make sense for investors with a long-term invest-ment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

               B SHARES (BACK-END LOAD)
                No front-end sales charge at time of purchase
                Contingent deferred sales charge (CDSC) if shares are re-deemed, declining over 6 years from a high of 4.50%
                Free exchanges with other B Shares in the Compass Capital Funds family
                Automatically convert to A Shares eight years from purchase
               B Shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

               C SHARES (LEVEL LOAD)
                No front-end sales charge at time of purchase
                Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
               Free exchanges with other C Shares in the Compass Capital Funds family
               C Shares may make sense for shorter term (relative to both A and B Shares) investors who prefer to pay for professional in-vestment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase.

THE PRICING OPTIONS FOR THE PORTFOLIO ARE DESCRIBED IN THE TABLE BELOW:

                            A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge                    5.00%          0.00%                 0.00%
  12b-1 Fee                  0.00%*         0.75%                 0.75%
  CDSC (Redemption Charge)   0.00%       4.50%-0.00%              1.00%
                                       (Depends on when   (If redeemed within 12
                                     shares are redeemed)  months of purchase)

* The Portfolio does not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares through the fiscal year ending September 30, 1998.

Investors wishing to purchase shares of the Portfolio may do so either by mail-ing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?"

                                      17.

-------------------------------------------------------------------------------
WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?
-------------------------------------------------------------------------------

In deciding which class of Investor Shares to purchase, investors should con-sider the following:

INTENDED HOLDING PERIOD. Over time, the cumulative distribution fees on the Portfolio's Investor B Shares and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net as-set value remains constant, the Investor B Shares' and Investor C Shares' ag-gregate distribution fees would be equal to the Investor A Shares' initial maximum sales charge approximately 6 years after purchase. Thereafter, In-vestor B Shares and Investor C Shares would bear higher aggregate expenses. Investor B and Investor C shareholders, however, enjoy the benefit of permit-ting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B Shares and In-vestor C Shares.

Because the Portfolio's future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of eight years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvest-ment of dividends or distributions are also converted at the earlier of these dates--eight years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through reinvestment. Investor C Shares have no conversion feature.

Unless a sales charge waiver applies, Investor B shareholders pay a contingent deferred sales charge if they redeem during the first six years after pur-chase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable con-tingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

REDUCED SALES CHARGES. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advanta-geous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

WAIVER OF SALES CHARGES. The entire initial sales charge on Investor A Shares of the Portfolio may be waived for certain eligible purchasers allowing their entire purchase price to be immediately invested in the Portfolio. The contin-gent deferred sales charge may be waived upon redemption of certain Investor B Shares and Investor C Shares.

                                      18.

--------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED?
--------------------------------------------------------------------------------

GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Invest-ment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-adviser, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of the Portfolio. All share pur-chase orders that fail to specify a class will automatically be invested in In-vestor A Shares.

PURCHASES THROUGH BROKERS. Shares may be purchased through brokers which have entered into dealer agreements with the Distributor. Purchase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolio's custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following re-ceipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio must also ap-pear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must in-clude the name of the Portfolio, specify the class of Investor Shares and in-clude the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of the Portfolio are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for the Portfolio. The Fund re-serves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of the Portfolio at any time.

                                      19.

-------------------------------------------------------------------------------
HOW ARE SHARES REDEEMED?
-------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIO, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B Shares or Investor C Shares in the Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise. If a redeeming shareholder owns both Investor B Shares and Investor C Shares in the Portfo-lio, the redemption order will be processed to minimize the amount of the con-tingent deferred sales charge that will be charged unless the shareholder in-dicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institu-tion. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, part-nership, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to termi-nate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any

                                      20.

--------------------------------------------------------------------------------
loss, liability, cost or expense for acting upon telephone instructions reason-ably believed to be genuine in accordance with such procedures.

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in the Portfolio at any time the net asset value of the account in the Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. A shareholder will be notified in writ-ing that the value of the shareholder's account in the Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by Compass Capital Funds c/o PFPC, P.O. Box 8907, Wil-mington, Delaware 19899-8907. Proceeds from the redemption of shares will be reduced by the amount of any applicable contingent deferred sales charge. Un-less another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption pro-ceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      21.

--------------------------------------------------------------------------------
WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?
--------------------------------------------------------------------------------

COMPASS CAPITAL FUNDS offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762.

EXCHANGE PRIVILEGE. Investor A, Investor B and Investor C Shares of the Portfo-lio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset val-ues. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this op-tion, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                                      22.

--------------------------------------------------------------------------------

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liabil-ity, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilming-ton, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of the Portfolio may arrange for periodic investments in the Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a cur-rent value of $10,000 or more in the Portfolio. Shareholders may elect to re-ceive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdraw-als are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Pur-chases of additional Investor A Shares of the Fund concurrently with withdraw-als may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

                                      23.

-------------------------------------------------------------------------------
WHAT IS THE SCHEDULE OF SALES CHARGES AND EXEMPTIONS?
-------------------------------------------------------------------------------

INVESTOR A       Investor A Shares of the Portfolio are subject to a front-
SHARES           end sales charge determined in accordance with the following schedules:

                                                                REALLOWANCE OR
                                                                PLACEMENT FEES
                                    SALES CHARGE  SALES CHARGE    TO DEALERS
       AMOUNT OF TRANSACTION          AS % OF      AS % OF NET     (AS % OF
         AT OFFERING PRICE         OFFERING PRICE  ASSET VALUE  OFFERING PRICE)
  Less than $25,000                     5.00%         5.26%          4.50%
  $25,000 but less than $50,000         4.75          4.99           4.25
  $50,000 but less than $100,000        4.50          4.71           4.00
  $100,000 but less than $250,000       4.00          4.17           3.50
  $250,000 but less than $500,000       3.00          3.09           2.50
  $500,000 but less than
   $1,000,000                           2.00          2.04           1.50
  $1,000,000 but less than
   $2,000,000                           0.00*         0.00*          1.00**
  $2,000,000 but less than
   $3,000,000                           0.00*         0.00*          0.95**
  $3,000,000 but less than
   $5,000,000                           0.00*         0.00*          0.87**
  $5,000,000 but less than
   $10,000,000                          0.00*         0.00*          0.69**
  $10,000,000 but less than
   $15,000,000                          0.00*         0.00*          0.62**
  $15,000,000 but less than
   $20,000,000                          0.00*         0.00*          0.53**
  $20,000,000 but less than
   $40,000,000                          0.00*         0.00*          0.39**


* There is no initial sales charge on purchases of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after purchase.
** The Distributor may pay placement fees to dealers on purchases of Investor
   A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to deal-ers. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, CCG and/or their affili-ates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolio, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "In-vestment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retir-ees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-shar-ing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan;
(b) persons investing through an authorized investment plan for organizations which operate under Section

                                      24.

--------------------------------------------------------------------------------
501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio, provided that the aggregate amount invested pursuant to this exemption in Investor A Shares that would otherwise be subject to front-end sales charges equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other finan-cial institution. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

QUALIFIED PLANS. In general, the sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregat-ing $500,000 and above.

The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolio for purchases through cer-tain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Informa-tion.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment com-pany, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or ex-pense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an orga-nized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in the Portfolio or the total amount of an investor's initial investment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of the Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should con-sult a tax adviser concerning the tax consequences of use of the reinvestment privilege.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent de-ferred sales charge upon redemption. Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the investor in writing, or by his or her financial institution, at the time the purchase of Investor A Shares is made.


                                      25.

-------------------------------------------------------------------------------
LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capi-tal gains of the Portfolio that are invested in additional Investor A Shares of the Portfolio are applied to the Letter of Intent.

During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Dealers will generally receive commis-sions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages the Fund?" Dealers may not receive a commission in connection with sales of In-vestor B Shares to certain retirement plans sponsored by the Fund, CCG or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, place-ment fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, CCG and/or their affiliates may provide to dealers in connection with the sale of shares.

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the pur-chase date and the date the Investor B Shares are redeemed as set forth in the following chart:

                                                CONTINGENT DEFERRED
                                                SALES CHARGE (AS A
                NUMBER OF YEARS             PERCENTAGE OF DOLLAR AMOUNT
             ELAPSED SINCE PURCHASE           SUBJECT TO THE CHARGE)
      Less than one                                    4.50%
      More than one, but less than two                 4.00
      More than two, but less than three               3.50
      More than three, but less than four              3.00
      More than four, but less than five               2.00
      More than five, but less than six                1.00
      More than six, but less than seven               0.00
      More than seven, but less than eight             0.00

                                      26.

--------------------------------------------------------------------------------

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages the Fund?" Dealers may not receive a commission in connection with sales of In-vestor C Shares to certain retirement plans sponsored by the Fund, CCG or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments, may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, CCG and/or their affiliates may provide to dealers in connection with the sale of shares.

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE--INVESTOR B AND INVESTOR C SHARES. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in connection with: (1) exchanges described in "What Are The Shareholder Features Of The Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemp-tions made with respect to certain retirement plans sponsored by the Fund, CCG or its affiliates; (4) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; (5) involuntary redemptions of In-vestor B Shares or Investor C Shares in accounts with low balances as described in "How Are Shares Redeemed?"; and (6) redemptions made pursuant to the System-atic Withdrawal Plan, subject to the limitations set forth above under "What Are The Shareholder Features Of The Fund?--Systematic Withdrawal Plan." In ad-dition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on re-demptions of Investor B Shares of the Portfolio purchased through certain Qual-ified Plans participating in programs whose sponsors or administrators have en-tered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Information.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are re-deemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distribu-tions) and after that from the shares that have been held the longest.

                                      27.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Share price is based on net asset value. Net asset value is calculated sepa-rately for each class of Investor Shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by the Portfolio that are allocated to a particular class of shares, less the lia-bilities charged to that class, by the number of shares of the class that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of the Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any rev-ocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

                                      28.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolio will be eligible for the dividends received de-duction allowed to certain corporations only to the extent of the total quali-fying dividends received by the Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such shares. However, if a shareholder exchanges the shares for shares of an-other portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's exchange privi-lege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the purpose of determining gain or loss but may be included (subject to the same limitation) in the tax basis of the new shares.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolio. The application of state and local income taxes to investments in the Portfolio may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio.

                                      29.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty-six investment portfolios. The Portfolio currently offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This Prospectus relates to Investor A Shares, Investor B Shares and In-vestor C Shares.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administration fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of the Portfolio's Institutional Shares is expected to be higher than the performance of the Port-folio's Service Shares, and the performance of each of the Institutional Shares and Service Shares of the Portfolio is expected to be higher than the perfor-mance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Portfolio offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Portfolio's Institutional and Service Share Classes, contact PFPC at (800) 441-7764.

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets that are declared in the discretion of the Board of Trust-ees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as re-quired under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately % of the Fund's outstanding shares, as trustee on behalf of institutional and individual in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.


                                      30.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for each class of Investor Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, the Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without re-flecting the sales load. Excluding the sales load may have the effect of en-hancing total return.

The performance of a share class may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other finan-cial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Wei-senberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper Micro Cap Fund Index and the Financial Times World Stock Index, as well as the Wilshire MicroCap Index. Performance informa-tion may also include evaluations of the Portfolio and its share classes pub-lished by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Invest-or, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of the Portfolio, the Portfolio may pro-vide other information demonstrating hypothetical investment returns. This in-formation may include, but is not limited to, illustrating the compounding ef-fects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Investor Shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar in-vestment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operat-ing expenses and market conditions. Any fees charged by brokers or other insti-tutions directly to their customer accounts in connection with investments in Investor Shares will not be included in the Portfolio performance calculations.

                                      31.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS:  9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 888-4COMPASS
 COMMENTARY:                                         toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7762
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      32.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $13 billion in 33 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Micro-Cap Equity
    Large Cap Value Equity              Index Equity
    Mid-Cap Growth Equity               Select Equity
    Mid-Cap Value Equity                International Equity
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              International Emerging Markets

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond                   High Yield
    Core Bond                           International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                               January   , 1998
--------------------------------------------------------------------------------
MICRO-CAP EQUITY PORTFOLIO INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
            What Are The Expenses Of The Portfolio?......................   4
            What Is The Portfolio?.......................................   5
            What Additional Investment Policies And Risks Apply?.........   6
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................  10
            Who Manages The Fund?........................................  11
            How Are Shares Purchased And Redeemed?.......................  13
            How Is Net Asset Value Calculated?...........................  15
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  15
            How Are Fund Distributions Taxed?............................  16
            How Is The Fund Organized?...................................  17
            How Is Performance Calculated?...............................  18
            How Can I Get More Information?..............................  19

              This Prospectus contains information about the Compass Capital Micro-Cap Equity Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated Janu-
              ary   , 1998 has been filed with the Securities and Exchange Com-
              mission (the "SEC"). The Statement of Additional Information may be obtained free of charge from Compass Capital Funds (the "Fund") by calling (800) 441-7764. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains an Internet Web site at http://www.sec.gov that contains the Statement of Ad-ditional Information, material incorporated by reference and other information regarding the Portfolio that has been filed with the SEC.

              SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

--------------------------------------------------------------------------------
MICRO-CAP EQUITY PORTFOLIO OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND Family consists of 33 portfolios and has been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Micro-Cap Equity Portfolio of COMPASS CAPITAL FUNDS is one of thirteen diversified investment portfolios that provide in-vestors with a broad spectrum of investment alternatives within the equity sector. Nine of these portfolios invest in U.S. stocks, three portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds. A detailed description of the Micro-Cap Eq-uity Portfolio begins on page 5. To obtain a prospectus de-scribing the Fund's other equity portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Wilshire MicroCap Index and its Lipper peer group is the Micro Cap Funds catego-ry. The Wilshire MicroCap Index is comprised of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on market capitalization. The Wilshire 5000 Index con-tains all publicly traded U.S. stocks, excluding REITS and lim-ited partnerships.

               PNC Asset Management Group, Inc. ("PAMG") serves as the Portfo-lio's investment adviser. PNC Equity Advisors Company, a whol-ly-owned subsidiary of PAMG ("PEAC"), serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE COMPASS    and comprehensive information on the Compass Capital Micro-Cap
CAPITAL        Equity Portfolio. We intend this document to be an effective
MICRO-CAP      tool as you explore one approach to international equity in-
EQUITY         vesting.
PORTFOLIO

CONSIDERING    There can be no assurance that the Portfolio will achieve its
THE RISKS IN   investment objective. The Portfolio will hold equity securities
EQUITY         of micro cap issuers and may acquire warrants and illiquid se-
INVESTING      curities; enter into repurchase and reverse repurchase
               agreements; lend portfolio securities to third parties; and en-ter into futures contracts and options and forward currency ex-change contracts. Certain risks associated with international investments are heightened because of currency fluctuations and investments in emerging markets. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. See "What Additional Investment Policies
               And Risks Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolio, see "How Are Shares Purchased And Redeemed?"
CAPITAL
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Institutional Shares of the Portfolio for the current fiscal year as a percent-age of average daily net assets. An example based on the summary is also shown.

                                                              MICRO-CAP
                                                               EQUITY
                                                              PORTFOLIO
 ANNUAL PORTFOLIO OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Advisory fees (after fee waivers)(/1/)                              --%
 Other operating expenses                                            --
                                                                     --
 Administration fees                                            --
 Other expenses                                                 --
                                                                --
 Total Portfolio operating expenses (after fee waivers)(/1/)         --%
                                                                     ==

(1) Without waivers, advisory fees would be --%. PAMG and the Portfolio's ad-ministrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as neces-sary to maintain the Portfolio's total operating expenses through the fis-cal year ending September 30, 1998 at the levels set forth in the table. Without waivers, "Total Portfolio operating expenses" would be --%.

EXAMPLE

An investor in Institutional Shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemp-tion at the end of each time period:

     ONE YEAR THREE YEARS
       $--        $--

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses an investor will bear either directly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Port-folio's investment adviser or other institutions directly on their customer ac-counts in connection with investments in the Portfolio. For a detailed descrip-tion of the expenses, see "Who Manages The Fund?"

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       4.

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------

               The Micro-Cap Equity Portfolio of COMPASS CAPITAL FUNDS is one of thirteen Compass Capital investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sector. Nine of these portfolios invest pri-marily in U.S. stocks, three portfolios invest in non-U.S. in-ternational stocks and one portfolio invests in a combination of U.S. stocks and bonds.

               In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An in-vestment program that combines these multiple disciplines al-lows investors to select from among these various product op-tions in the way that most closely fits the investor's invest-ment goals and sentiments.

INVESTMENT     The Micro-Cap Equity Portfolio seeks to provide long-term capi-
OBJECTIVE      tal appreciation.

INVESTMENT     Pursues micro cap stocks with earnings growth potential. Empha-
STYLE          sizes micro cap stocks which the sub-adviser considers to have favorable and above-average earnings growth prospects.

PORTFOLIO      Stocks with growth rate estimates in excess of average for
EMPHASIS       benchmark and capitalizations of $25 million to $300 million.

               The Portfolio will invest in micro cap companies that have rev-enue and earnings growth visibility of 20% or higher; general-ly, only companies in the top 35th percentile of the micro cap sector will be considered appropriate investments. Such compa-nies will generally have debt which does not exceed 35% of its capitalization.

                                       5.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

During normal market conditions, the Micro-Cap Equity Portfolio will invest at least 90% (and in any event at least 65%) of its total assets in equity securi-ties of micro cap issuers. The Portfolio defines micro cap issuers as those with $25 million to $300 million in market capitalization (the total market value of a company's outstanding equity securities) at the time of purchase. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts.

MICRO CAP ISSUERS. Micro cap issuers will normally have more limited product lines, markets and financial resources and will be dependent upon a more lim-ited management group than larger capitalized companies. In addition, many mi-cro cap companies are not well known to the investing public, do not have sig-nificant institutional ownership and are followed by relatively few securities analysts, with the result that there may be less publicly available information concerning such companies in comparison with the information relating to compa-nies with larger market capitalizations. Also, the securities of micro cap com-panies are often traded in the over-the-counter markets and may have fewer mar-ket makers and wider spreads between their quoted bid and asked prices, and concomitantly lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of larger, more estab-lished companies, particularly those traded on the New York or American Stock Exchanges.

There have been instances of fraud in the micro cap market, including the ma-nipulation of micro cap stocks by brokers, issuers and promoters to benefit themselves at the expense of investors. No assurance can be given that the Mi-cro-Cap Equity Portfolio will not suffer losses due to fraudulent activity in the market in which it invests.

ADRS, EDRS AND GDRS. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence owner-ship of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence owner-ship of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an inter-national basis. Unsponsored ADR, EDR and GDR programs are organized indepen-dently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment con-siderations as described below under "International Investing."

INTERNATIONAL INVESTING. Investing in foreign securities involves considera-tions not typically associated with investing in securities of companies orga-nized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Portfolio's investments in foreign securities may also be adversely af-fected by changes in foreign political or social conditions, diplomatic rela-tions, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In ad-dition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio's operations.

                                       6.

--------------------------------------------------------------------------------

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

Political and economic structures in countries with emerging economies or secu-rities markets may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability char-acteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks de-scribed above, including the risks of nationalization or expropriation of as-sets, may be heightened. In addition, unanticipated political or social devel-opments may affect the value of investments in these countries and the avail-ability to the Portfolio of additional investments in emerging market coun-tries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these coun-tries may make investments in the countries illiquid and more volatile than in-vestments in Japan or most Western European countries. There may be little fi-nancial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The Portfolio may (but is not required to) use forward foreign currency ex-change contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connec-tion with specific portfolio transactions or with respect to portfolio posi-tions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfo-lio to establish a rate of exchange for a future point in time.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write (i.e. sell) covered call options, buy put op-tions, buy call options and write secured put options for the purpose of hedg-ing or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities or foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Op-tions Clearing Corporation. The Portfolio will not purchase put and call op-tions when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Op-tions trading is a highly specialized activity that entails greater than ordi-nary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clear-ing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Portfolio may sell a futures contract in order to

                                       7.

-------------------------------------------------------------------------------
offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may uti-lize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an op-tion on a futures contract, it has the right to assume a position as a pur-chaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exer-cised. In connection with the Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC require-ments.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by the Portfolio and the price of the futures contract or op-tion; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlim-ited; and (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other eco-nomic factors. For further discussion of risks involved with domestic and for-eign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. As a temporary defensive measure if its sub-adviser de-termines that market conditions warrant, the Portfolio may invest without lim-itation in high quality money market instruments. The Portfolio may also in-vest in high quality money market instruments pending investment or to meet anticipated redemption requests.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and ob-ligations of supranational organizations. Generally, such obligations will ma-ture within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, the Portfolio agrees to purchase securities from financial institutions subject to the sell-er's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is autho-rized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfo-lio's outstanding shares will decline in value by proportionately more than the decline in

                                      8.

--------------------------------------------------------------------------------
value suffered by the Portfolio's securities. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repur-chase agreements involve the risks that the interest income earned in the in-vestment of the proceeds will be less than the interest expense, that the mar-ket value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securi-ties may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid securities having a value at least equal to the repurchase price. The Port-folio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. When-ever borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolio may invest in securities issued by other investment com-panies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also invest in securities issued by other investment companies with similar investment objectives. Secu-rities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of an-other investment company, the Portfolio would bear, along with other sharehold-ers, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. The Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securi-ties loans involve risks of delay in receiving additional collateral or in re-covering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Port-folio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buy-ers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-ad-viser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become un-interested in purchasing these restricted securities.

PORTFOLIO TURNOVER RATE. Under normal market conditions, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 100%. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e. 100% or more) will generally result in higher transaction costs to the Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

                                       9.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except obligations of the U.S. Government and its in-strumentalities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without re-gard to this 5% limitation;

(2) subject to the foregoing 25% exception, purchase more than 10% of the out-standing voting securities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased.

                                      10.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF       The business and affairs of Compass Capital Funds are managed
TRUSTEES       under the direction of the Board of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

               David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

               The Statement of Additional Information furnishes additional information about the trustees and officers of the Fund.

ADVISER AND    The Adviser to Compass Capital Funds is PNC Asset Management
SUB-ADVISER    Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform ad-
               visory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Penn-sylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               The subadviser to the Portfolio is PNC Equity Advisors Company ("PEAC"), a wholly-owned subsidiary of PAMG, with primary of-fices at 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103. PEAC is a registered investment adviser, formed by PNC Bank in 1994. William J. Wykle, Thomas Callan and William McVail serve as portfolio managers of the Portfolio. Mr. Wykle has been an investment manager at PEAC since 1995. From 1986 to 1995, Mr Wykle was an investment adviser with PNC Bank. Mr. Callan has been an investment manager at PEAC since 1996, prior to which he was an equity analyst with PNC Bank since 1993. Prior to 1993, Mr. Callan was a Trust Department Trainee at PNC Bank. Mr. McVail has been an investment manager at PEAC since 1994, prior to which he was an equity and fixed income analyst with PNC Bank since 1988.

               For their investment advisory and sub-advisory services, PAMG and PEAC are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are the Expenses of the Portfolio?" PAMG and PEAC intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG and do not represent an extra charge to the Portfolio.

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                               INVESTMENT                SUB-ADVISORY
            AVERAGE DAILY NET ASSETS          ADVISORY FEE                   FEE
            first $1 billion                       --%                        --%
            $1 billion -- $2 billion               --                         --
            $2 billion -- $3 billion               --                         --
            greater than $3 billion                --                         --

                                      11.

-------------------------------------------------------------------------------

                 PEAC strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolio may be directed to registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are in-direct wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters re-lating to the maintenance of financial records and fund ac-counting. As compensation for these services, CCG is enti-tled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to Institutional Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Institutional Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

                 For information about the operating expenses the Portfolio expects to incur in the current fiscal year, see "What Are The Expenses Of The Portfolio?"

TRANSFER         PNC Bank serves as the Portfolio's custodian and PFPC serves
AGENT,           as its transfer agent and dividend disbursing agent. PFPC
DIVIDEND         has its principal offices at Bellevue Corporate Center, 400
DISBURSING       Bellevue Parkway, Wilmington, Delaware 19809.
AGENT AND
CUSTODIAN


EXPENSES Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custo-dian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering and qualifying the Portfo-lio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional in-formation to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solici-tations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board de-termines to be fair and equitable.

                                      12.

--------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED AND REDEEMED?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolio are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution, and Servicing Arrange-ments" in the Statement of Additional Information.

PURCHASE OF SHARES. Institutional Shares are offered to institutional invest-ors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per Share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (East-ern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders re-ceived by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Busi-ness Day.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permis-sible investments for the Portfolio. For further information, see the Statement of Additional Information. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment requirement.

The Fund may in its discretion waive the minimum investment amount and may re-ject any order for Institutional Shares, and may suspend and resume the sale of any share class of the Portfolio at any time.

REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the re-demption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is im-posed by the Fund.

                                      13.

--------------------------------------------------------------------------------

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to redeem Institutional Shares in any shareholder's account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      14.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Share price is based on net asset value. Net asset value is calculated sepa-rately for Institutional Shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by the Port-folio that are allocated to its Institutional Shares, less the liabilities charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of the Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional Institutional Shares, unless a shareholder elects to receive distribu-tions in cash. This election, or any revocation thereof, must be made in writ-ing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

                                      15.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolio will be eligible for the dividends received de-duction allowed to certain corporations only to the extent of the total quali-fying dividends received by the Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolio. The application of state and local income taxes to investments in the Portfolio may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio.

                                      16.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty-six investment portfolios. The Portfolio currently offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This Prospectus relates only to Institutional Shares of the Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administration fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of the Portfolio's Institutional Shares is expected to be higher than the performance of the Port-folio's Service Shares, and the performance of each of the Institutional Shares and Service Shares of the Portfolio is expected to be higher than the perfor-mance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Portfolio offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Portfolio's Service or Investor Share classes, contact PFPC at (800) 441-7764 (Service Shares) or (800) 441-7762 (Investor Shares).

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets that are declared in the discretion of the Board of Trust-ees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as re-quired under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately   % of the Fund's
outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

                                      17.

-------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

Performance information for Institutional Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Av-erage annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of the Portfolio over the mea-suring period. Total return may also be calculated on an aggregate total re-turn basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return as-sume that dividend and capital gain distributions made by the Portfolio with respect to its Institutional Shares are reinvested in Institutional Shares.

The performance of the Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of the Portfolio's Insti-tutional Shares may be compared to data prepared by Lipper Analytical Servic-es, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Com-pany Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper Micro-Cap Fund Index and the Financial Times World Stock Index, as well as the Wilshire MicroCap Index. Performance information may also include evaluations of the Portfolio and its Institutional Shares published by nation-ally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares of the Portfolio, the Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Institutional Shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio ma-turity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Institutional Shares will not be included in the Portfolio per-formance calculations.

                                      18.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

                   CONVENIENT WAYS TO ACCESS FUND INFORMATION

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS:  9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 888-4COMPASS
 COMMENTARY:                                         toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      19.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $13 billion in 33 portfolios designed to fit a broad range of invest-ment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment style SM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Micro-Cap Equity
    Large Cap Value Equity              Index Equity
    Mid-Cap Growth Equity               Select Equity
    Mid-Cap Value Equity Small Cap Growth Equity Small Cap Value Equity
                                        International Equity
                                        International Small Cap Equity
                                        International Emerging Markets

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income High Yield
    Intermediate Bond                   International Bond
    Core Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                              January   , 1998
-------------------------------------------------------------------------------
MICRO-CAP EQUITY PORTFOLIO SERVICE SHARES
-------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
                                                                          PAGE
            What Are The Expenses Of The Portfolio?......................   4
            What Is The Portfolio?.......................................   5
            What Additional Investment Policies And Risks Apply?.........   6
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................  11
            Who Manages The Fund?........................................  12
            How Are Shares Purchased And Redeemed?.......................  15
            How Is Net Asset Value Calculated?...........................  17
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  17
            How Are Fund Distributions Taxed?............................  18
            How Is the Fund Organized?...................................  19
            How Is Performance Calculated?...............................  20
            How Can I Get More Information?..............................  21

             This Prospectus contains information about the Compass Capital Micro-Cap Equity Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for fu-ture reference. A Statement of Additional Information dated Jan-
             uary   , 1998 has been filed with the Securities and Exchange
             Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from Compass Capital Funds (the "Fund") by calling (800) 441-7764. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains an Internet Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio that has been filed with the SEC.

             SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      2.

--------------------------------------------------------------------------------
MICRO-CAP EQUITY PORTFOLIO OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND Family consists of 33 portfolios and has been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Micro-Cap Equity Portfolio of COMPASS CAPITAL FUNDS is one of thirteen diversified investment portfolios that provide in-vestors with a broad spectrum of investment alternatives within the equity sector. Nine of these portfolios invest in U.S. stocks, three portfolios invest in non-U.S. international stocks and one portfolio invests in a combination of U.S. stocks and bonds. A detailed description of the Micro-Cap Eq-uity Portfolio begins on page 5. To obtain a prospectus de-scribing the Fund's other equity portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Wilshire MicroCap Index and its Lipper peer group is the Micro-Cap Funds catego-ry. The Wilshire MicroCap Index is comprised of all issues in the Wilshire 5000 Index that rank below the 2,501st company based on market capitalization. The Wilshire 5000 Index con-tains all publicly traded U.S. stocks, excluding REITS and lim-ited partnerships.

               PNC Asset Management Group, Inc. ("PAMG") serves as the Portfo-lio's investment adviser. PNC Equity Advisors Company, a whol-ly-owned subsidiary of PAMG ("PEAC"), serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE COMPASS    and comprehensive information on the Compass Capital Micro-Cap
CAPITAL        Equity Portfolio. We intend this document to be an effective
MICRO-CAP      tool as you explore one approach to international equity in-
EQUITY         vesting.
PORTFOLIO

CONSIDERING    There can be no assurance that the Portfolio will achieve its
THE RISKS IN   investment objective.The Portfolio will hold equity securities
EQUITY         of micro cap issuers and may acquire warrants and illiquid se-
INVESTING      curities; enter into repurchase and reverse repurchase agree-
               ments; lend portfolio securities to third parties; and enter into futures contracts and options and forward currency ex-change contracts. Certain risks associated with international investments are heightened because of currency fluctuations and investments in emerging markets. These and the other investment practices set forth below, and their associated risks, deserve careful consideration. See "What Additional Investment Policies
               And Risks Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolio, see "How Are Shares Purchased And Redeemed?"
CAPITAL
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Service Shares of the Portfolio for the current fiscal year as a percentage of average daily net assets. An example based on the summary is also shown.

                                              MICRO-CAP
                                          EQUITY PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)                   --%
Other operating expenses                                 --
                                                   --------
 Administration fees                            --
 Shareholder servicing fees                     --
 Other expenses                                 --
                                          --------
Total Portfolio operating expenses
 (after fee waivers)(/1/)                                --%
                                                   ========

(1) Without waivers, advisory fees would be --%. PAMG and the Portfolio's ad-ministrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as neces-sary to maintain the Portfolio's total operating expenses through the fis-cal year ending September 30, 1998 at the levels set forth in the table. Without waivers, "Total Portfolio operating expenses" would be --%.

EXAMPLE

An investor in Service Shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                   ONE YEAR                                        THREE YEARS
                     $--                                               $--

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses an investor will bear either directly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Port-folio's investment adviser or other institutions directly on their customer ac-counts in connection with investments in the Portfolio. For a detailed descrip-tion of the expenses, see "Who Manages The Fund?"

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       4.

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------

               The Micro-Cap Equity Portfolio of COMPASS CAPITAL FUNDS is one of thirteen Compass Capital investment portfolios that provide investors with a broad spectrum of investment alternatives within the equity sector. Nine of these portfolios invest pri-marily in U.S. stocks, three portfolios invest in non-U.S. in-ternational stocks and one portfolio invests in a combination of U.S. stocks and bonds.

               In certain investment cycles and over certain holding periods, an equity fund that invests according to a "value" style or a "growth" style may perform above or below the market. An in-vestment program that combines these multiple disciplines al-lows investors to select from among these various product op-tions in the way that most closely fits the investor's invest-ment goals and sentiments.

INVESTMENT     The Micro-Cap Equity Portfolio seeks to provide long-term capi-
OBJECTIVE      tal appreciation.

INVESTMENT     Pursues micro cap stocks with earnings growth potential. Empha-
STYLE          sizes micro cap stocks which the sub-adviser considers to have favorable and above-average earnings growth prospects.

PORTFOLIO      Stocks with growth rate estimates in excess of average for
EMPHASIS       benchmark and capitalizations of $25 million to $300 million.

               The Portfolio will invest in micro cap companies that have rev-enue and earnings growth visibility of 20% or higher; general-ly, only companies in the top 35th percentile of the micro cap sector will be considered appropriate investments. Such compa-nies will generally have debt which does not exceed 35% of its capitalization.

                                       5.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

During normal market conditions, the Micro-Cap Equity Portfolio will invest at least 90% (and in any event at least 65%) of its total assets in equity securi-ties of micro cap issuers. The Portfolio defines micro cap issuers as those with $25 million to $300 million in market capitalization (the total market value of a company's outstanding equity securities) at the time of purchase. Equity securities include common stock and preferred stock (including convert-ible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts.

MICRO CAP ISSUERS. Micro cap issuers will normally have more limited product lines, markets and financial resources and will be dependent upon a more lim-ited management group than larger capitalized companies. In addition, many mi-cro cap companies are not well known to the investing public, do not have sig-nificant institutional ownership and are followed by relatively few securities analysts, with the result that there may be less publicly available information concerning such companies in comparison with the information relating to compa-nies with larger market capitalizations. Also, the securities of micro cap com-panies are often traded in the over-the-counter markets and may have fewer mar-ket makers and wider spreads between their quoted bid and asked prices, and concomitantly lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of larger, more estab-lished companies, particularly those traded on the New York or American Stock Exchanges.

There have been instances of fraud in the micro cap market, including the ma-nipulation of micro cap stocks by brokers, issuers and promoters to benefit themselves at the expense of investors. No assurance can be given that the Mi-cro-Cap Equity Portfolio will not suffer losses due to fraudulent activity in the market in which it invests.

ADRS, EDRS AND GDRS. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence owner-ship of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence owner-ship of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an inter-national basis. Unsponsored ADR, EDR and GDR programs are organized indepen-dently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment con-siderations as described below under "International Investing."

INTERNATIONAL INVESTING. Investing in foreign securities involves considera-tions not typically associated with investing in securities of companies orga-nized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Portfolio's investments in foreign securities may also be adversely af-fected by changes in foreign political or social conditions, diplomatic rela-tions, confiscatory taxation, expropriation, limitation on the removal of

                                       6.

--------------------------------------------------------------------------------
funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary pol-icies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio's operations.

In general, less information is publicly available with respect to foreign is-suers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting require-ments applicable to issuers in the United States. While the volume of transac-tions effected on foreign stock exchanges has increased in recent years, it re-mains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addi-tion, there is generally less government supervision and regulation of securi-ties exchanges, brokers and issuers in foreign countries than in the United States.

Political and economic structures in countries with emerging economies or secu-rities markets may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability char-acteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks de-scribed above, including the risks of nationalization or expropriation of as-sets, may be heightened. In addition, unanticipated political or social devel-opments may affect the value of investments in these countries and the avail-ability to the Portfolio of additional investments in emerging market coun-tries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these coun-tries may make investments in the countries illiquid and more volatile than in-vestments in Japan or most Western European countries. There may be little fi-nancial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The Portfolio may (but is not required to) use forward foreign currency ex-change contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connec-tion with specific portfolio transactions or with respect to portfolio posi-tions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfo-lio to establish a rate of exchange for a future point in time.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write (i.e. sell) covered call options, buy put op-tions, buy call options and write secured put options for the purpose of hedg-ing or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities or foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Op-tions Clearing Corporation. The Portfolio will not purchase put and call op-tions when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Op-tions trading is a highly specialized activity that entails greater than ordi-nary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clear-ing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of the Portfolio's contracts may equal or exceed 100% of its total assets,

                                       7.

-------------------------------------------------------------------------------
although the Portfolio will not purchase or sell a futures contract unless im-mediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate the Portfolio, at maturity, to take or make deliv-ery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may uti-lize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an op-tion on a futures contract, it has the right to assume a position as a pur-chaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exer-cised. In connection with the Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC require-ments.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by the Portfolio and the price of the futures contract or op-tion; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlim-ited; and (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other eco-nomic factors. For further discussion of risks involved with domestic and for-eign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

LIQUIDITY MANAGEMENT. As a temporary defensive measure if its sub-adviser de-termines that market conditions warrant, the Portfolio may invest without lim-itation in high quality money market instruments. The Portfolio may also in-vest in high quality money market instruments pending investment or to meet anticipated redemption requests.

High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and ob-ligations of supranational organizations. Generally, such obligations will ma-ture within one year from the date of settlement, but may mature within two years from the date of settlement. Under a repurchase agreement, the Portfolio agrees to purchase securities from financial institutions subject to the sell-er's agreement to repurchase them at an agreed upon time and price. Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market

                                      8.

--------------------------------------------------------------------------------
action. When-issued and forward commitment transactions involve the risk, how-ever, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual mar-ket conditions.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfo-lio sells portfolio securities to financial institutions such as banks and bro-ker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agree-ment. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest ex-pense, that the market value of the securities sold by the Portfolio may de-cline below the price of the securities the Portfolio is obligated to repur-chase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the re-purchase price. The Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. Whenever borrowings exceed 5% of the Portfolio's total as-sets, the Portfolio will not make any investments.

INVESTMENT COMPANIES. In connection with the management of their daily cash po-sitions, the Portfolio may invest in securities issued by other investment com-panies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also invest in securities issued by other investment companies with similar investment objectives. Secu-rities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of an-other investment company, the Portfolio would bear, along with other sharehold-ers, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

SECURITIES LENDING. The Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securi-ties loans involve risks of delay in receiving additional collateral or in re-covering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Port-folio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buy-ers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-ad-viser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become un-interested in purchasing these restricted securities.

                                       9.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RATE. Under normal market conditions, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 100%. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e. 100% or more) will generally result in higher transaction costs to the Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

                                      10.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except obligations of the U.S. Government and its in-strumentalities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without re-gard to this 5% limitation;

(2) subject to the foregoing 25% exception, purchase more than 10% of the out-standing voting securities of any issuer;

(3) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(4) borrow money in amounts over one-third of the value of its total assets at the time of such borrowing.

These investment limitations are applied at the time investment securities are purchased.

                                      11.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF          The business and affairs of Compass Capital Funds are managed
TRUSTEES          under the direction of the Board of Trustees. The following persons currently serve as trustees of Compass Capital Funds:

                  William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                  Raymond J. Clark--Treasurer of Princeton University.

                  Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                  Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

                  David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

                  The Statement of Additional Information furnishes additional information about the trustees and officers of the Fund.

ADVISER AND       The Adviser to Compass Capital Funds is PNC Asset Management
SUB-ADVISER       Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform advisory services for investment companies, and has its prin-cipal offices at 1600 Market Street, 29th Floor, Philadel-phia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                  The subadviser to the Portfolio is PNC Equity Advisors Com-pany ("PEAC"), a wholly-owned subsidiary of PAMG, with pri-mary offices at 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103. PEAC is a registered investment adviser, formed by PNC Bank in 1994. William J. Wykle, Thomas Callan and William McVail serve as portfolio managers of the Portfo-lio. Mr. Wykle has been an investment manager at PEAC since 1995. From 1986 to 1995, Mr. Wykle was an investment adviser with PNC Bank. Mr. Callan has been an investment manager at PEAC since 1996, prior to which he was an equity analyst with PNC Bank since 1993. Prior to 1993, Mr. Callan was a Trust Department Trainee at PNC Bank. Mr. McVail has been an in-vestment manager at PEAC since 1994, prior to which he was an equity and fixed income analyst with PNC Bank since 1988.

                  For their investment advisory and sub-advisory services, PAMG and PEAC are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are the Expenses of the Portfolio?" PAMG and PEAC intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG and do not represent an extra charge to the Portfolio.

                                      12.

--------------------------------------------------------------------------------

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                               INVESTMENT                SUB-ADVISORY
            AVERAGE DAILY NET ASSETS          ADVISORY FEE                   FEE
            first $1 billion                       --%                        --%
            $1 billion -- $2 billion               --                         --
            $2 billion -- $3 billion               --                         --
            greater than $3 billion                --                         --

               PEAC strives to achieve best execution on all transactions. In-frequently, brokerage transactions for the Portfolio may be di-rected to registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor.

ADMINISTRATORS Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
               Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A ma-jority of the outstanding stock of PDI is owned by its offi-cers.

               The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Port-folio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to Service Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Service Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

               For information about the operating expenses the Portfolio ex-pects to incur in the current fiscal year, see "What Are The Expenses Of The Portfolio?"

TRANSFER       PNC Bank serves as the Portfolio's custodian and PFPC serves as
AGENT,         its transfer agent and dividend disbursing agent. PFPC has its
DIVIDEND       principal offices at Bellevue Corporate Center, 400 Bellevue
DISBURSING     Parkway, Wilmington, Delaware 19809.
AGENT AND
CUSTODIAN

SHAREHOLDER    The Fund intends to enter into service arrangements with insti-
SERVICING      tutional investors ("Institutions") (including PNC Bank and its affiliates) which provide that the Institutions will render support services to their customers who are the beneficial own-ers of Service Shares. These services are intended to supple-ment the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consid-eration for payment of a shareholder processing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the follow- ing servic-es: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the dis-tributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service
               Shares beneficially owned by customers or the information nec-essary for sub-accounting; and providing other similar servic-es. In consideration for payment of

                                      13.

-------------------------------------------------------------------------------
                 a separate shareholder servicing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Insti-tutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; assisting customers in designating and changing dividend op-tions, account designations and addresses; and providing other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

                 Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the in-vestment of fiduciary funds in Portfolio shares. Institu-tions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commis-sions, and investment advisers and other money managers sub-ject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to the investment adviser and the Administrators, transfer agency and custo-dian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of addi-tional information and of printing and distributing prospec-tuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance pre-miums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      14.

--------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED AND REDEEMED?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolio are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support ac-tivities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrange-ments" in the Statement of Additional Information.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institu-tions acting on behalf of their customers, as well as to certain persons who were shareholders of Compass Capital Group of Funds at the time of its combina-tion with The PNC(R) Fund during the first quarter of 1996. Service Shares will normally be held of record by Institutions or in the names of nominees of In-stitutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the re-quirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, In-stitutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

The Fund may in its discretion waive the minimum investment amount and may re-ject any order for Service Shares, and may suspend and resume the sale of any share class of the Portfolio at any time.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institu-tions. These procedures will vary according to the type of account and the In-stitution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the cer-tificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the

                                      15.

-------------------------------------------------------------------------------
Administrators and the Distributor will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days af-ter receiving a redemption order if, in the judgment of PAMG, an earlier pay-ment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their cus-tomer accounts for redemption services. Information relating to such redemp-tion services and charges, if any, should be obtained by customers from their Institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund reserves the right to redeem Service Shares in any shareholder's ac-count if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obli-gated to redeem all or part of his or her shares in the Portfolio to the ex-tent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsi-bilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan ("SWP") which may be used by investors who wish to receive regular dis-tributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Auto-matic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

                                      16.

--------------------------------------------------------------------------------

HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Share price is based on net asset value. Net asset value is calculated sepa-rately for Service Shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by the Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of its Service Shares that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment in-come of the Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declara-tion. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

Distributions are reinvested at net asset value in additional full and frac-tional Service Shares, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

                                      17.

--------------------------------------------------------------------------------

HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Dividends paid by the Portfolio will be eligible for the dividends received de-duction allowed to certain corporations only to the extent of the total quali-fying dividends received by the Portfolio from domestic corporations for a tax-able year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal al-ternative minimum and environmental tax purposes. The dividends received deduc-tion is not available for capital gain distributions.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolio. The application of state and local income taxes to investments in the Portfolio may differ from the Federal income tax consequences described above. In addition, shareholders who are non-resident alien individuals, for-eign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or admin-istrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio.

                                      18.

--------------------------------------------------------------------------------

HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty-six investment portfolios. The Portfolio currently offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This Prospectus relates only to Service Shares of the Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administration fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of the Portfolio's Institutional Shares is expected to be higher than the performance of the Port-folio's Service Shares, and the performance of each of the Institutional Shares and Service Shares of the Portfolio is expected to be higher than the perfor-mance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Portfolio offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Portfolio's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (Investor Shares).

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets that are declared in the discretion of the Board of Trust-ees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as re-quired under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately   % of the Fund's
outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.


                                      19.

-------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

Performance information for Service Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calcu-lated on an average annual total return basis for various periods. Average an-nual total return reflects the average annual percentage change in value of an investment in Service Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and cap-ital gain distributions made by the Portfolio with respect to its Service Shares are reinvested in shares of the same class.

The performance of the Portfolio's Service Shares may be compared to the per-formance of other mutual funds with similar investment objectives and to rele-vant indices, as well as to ratings or rankings prepared by independent serv-ices or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Portfolio's Service Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper Mi-cro Cap Fund Index and the Financial Times World Stock Index, as well as the Wilshire MicroCap Index. Performance information may also include evaluations of the Portfolio and its Service Shares published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Service Shares of the Portfolio, the Portfolio may provide other information demonstrating hypothetical investment returns. This informa-tion may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-deferred in-vesting.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar in-vestment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, oper-ating expenses and market conditions. Any fees charged by brokers or other in-stitutions directly to their customer accounts in connection with investments in Service Shares will not be included in the Portfolio performance calcula-tions.

                                      20.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS:  9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 888-4COMPASS
 COMMENTARY:                                         toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      21.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $13 billion in 33 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Micro-Cap Equity
    Large Cap Value Equity              Index Equity
    Mid-Cap Growth Equity               Select Equity
    Mid-Cap Value Equity                International Equity
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              International Emerging Markets

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond                   High Yield
    Core Bond                           International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                           January  , 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE LOW DURATION BOND, CORE BOND AND INTERMEDIATE BOND PORTFOLIOS
BLACKROCK SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS
                                                                           PAGE
            What Are The Expenses Of The Portfolios?.....................
            What Are The Portfolios' Financial Highlights?...............
            What Are The Portfolios?.....................................
            What Are The Differences Among The Portfolios................
            What Types Of Securities Are In The Portfolios...............
            What Are The Portfolios' Fundamental Investment Limitations..
            What Additional Investment Policies And Risks Apply..........
            Who Manages The Fund.........................................
            How Are Shares Purchased And Redeemed........................
            How Is Net Asset Value Calculated............................
            How Frequently Are Dividends And Distributions Made To
             Investors...................................................
            How Are Fund Distributions Taxed.............................
            How Is The Fund Organized....................................
            How Is Performance Calculated................................
            How Can I Get More Information...............................

              This Prospectus contains information about the Low Duration Bond, Core Bond and Intermediate Bond Portfolios of Compass Capital FundsSM that a prospective investor needs to know before invest-ing. Please keep it for future reference. A Statement of Addi-tional Information dated January , 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional In-formation, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other infor-mation regarding the Fund.

              SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

--------------------------------------------------------------------------------

THE LOW DURATION BOND, CORE BOND AND INTERMEDIATE BOND PORTFOLIOS OF
COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND Family consists of 33 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               This Prospectus describes three diversified portfolios of Com-pass Capital Funds that invest primarily in taxable bonds--the Low Duration Bond, Core Bond and Intermediate Bond Portfolios (the "Portfolios"). A detailed description of each Portfolio begins on page 7.

               COMPASS           PERFORMANCE
               CAPITAL           BENCHMARK        LIPPER PEER GROUP
               PORTFOLIO


               LOW DURATION      Merrill 1-3      Short-Intermediate U.S.
                BOND              Year Treasury    Government
                (PREVIOUSLY       Index
                CALLED THE
                SHORT
                GOVERNMENT
                BOND
                PORTFOLIO)



               CORE BOND         Lehman           Intermediate Investment
                                  Aggregate        Grade Debt


                                Lehman
               INTERMEDIATE     Brothers          Intermediate
                BOND            Intermediate       Government/Corporate
                                Government/Corporate


UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the Portfolios. We intend this
PORTFOLIOS     document to be an effective tool as you explore different di-
               rections in fixed income investing.

               There can be no assurance that any mutual fund will achieve its
CONSIDERING    investment objective. The Portfolios may purchase mortgage-re-
THE RISKS IN   lated, asset-backed, foreign, stripped and illiquid securities;
BOND           enter into repurchase and reverse repurchase agreements and en-
INVESTING      gage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options. Up to 20% of the total assets of the Low Duration Bond Portfolio may be invested in non-investment grade securities that present additional risks. See "What Additional Investment Policies And
               Risks Apply?"

               For information on how to purchase and redeem shares of the
INVESTING IN   Portfolios, see "How Are Shares Purchased And Redeemed?"
THE COMPASS
CAPITAL
FUNDS

                                       3.

--------------------------------------------------------------------------------

WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by BlackRock Shares of (i) the Low Duration and Core Bond Portfolios for the fiscal period ended September 30, 1997 and (ii) the Intermediate Bond Portfolio for the cur-rent fiscal year, as a percentage of average daily net assets. The figures shown for the Intermediate Bond Portfolio under "Other expenses" are estimated for the current fiscal year. No BlackRock Shares were outstanding during the Intermediate Bond Portfolio's last fiscal period ended September 30, 1997. An example based on the summary is also shown.

                                          LOW                  INTERMEDIATE
                                     DURATION BOND  CORE BOND      BOND
                                       PORTFOLIO    PORTFOLIO    PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Advisory fees (after fee
 waivers)(/1/)                                 .22%       .22%           .22%
Other Operating expenses (after fee
 waivers)(/1/)                                 .18        .18            .18
Administration fees                     .10          .10          .10
Other Expenses                          .08          .08          .08
                                            ------       ----         ------
Total Portfolio operating expenses
 (after fee waivers)(/1/)                      .40%       .40%           .40%
                                            ======       ====         ======

(1) Without waivers, advisory fees would be .50% and administration fees would be .23% for each Portfolio. PAMG and the administrators are under no obli-gation to waive fees or reimburse expenses, but have informed the Fund that they expect to do so during the current fiscal year. Without waivers, "Other operating expenses" would be .31% and "Total Portfolio operating ex-penses" would be .81% for each Portfolio. "Total Portfolio operating ex-penses" do not include interest that may be paid in the current fiscal year by the Portfolios in connection with their investment operations.

EXAMPLE

An investor in BlackRock Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                             ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio    $ 4        $13        $22        $51
Core Bond Portfolio              4         13         22         51
Intermediate Bond Portfolio      4         13         22         51

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. Information about the performance of Black-Rock Shares of the Portfolios will be available in the Fund's annual and semi-annual reports to shareholders, which may be obtained from the Fund free of charge by calling (800) 441-7764 when they become available.

In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolios. For information regarding such compensation, see "How Are Shares Purchased And Re-deemed?--Distributor" in the Prospectus and "Investment Advisory, Administra-tion, Distribution and Servicing Arrangements" in the Statement of Additional Information.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       4.

--------------------------------------------------------------------------------

WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?
--------------------------------------------------------------------------------

               The following financial information has been derived from the financial statements incorporated by reference into the State-ment of Additional Information and has been audited by the Portfolios' independent accountants. This financial information should be read together with those financial statements. Fur-ther information about the performance of the Portfolios is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling
               (800) 441-7762. During the periods shown, no BlackRock Shares of the Intermediate Bond Portfolio were outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A BLACKROCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    MARCH 29, 1997/1/
                                                         THROUGH
                                                   SEPTEMBER 30, 1997
                                                      LOW
                                                 DURATION BOND CORE BOND
                                                   PORTFOLIO   PORTFOLIO
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $           $
                                                      ---         ---
 Net investment income
 Net realized and unrealized loss on investments
                                                      ---         ---
Net increase from investment operations
                                                      ---         ---
Distributions from net investment income
Distributions from net realized capital gains
                                                      ---         ---
 Total dividends and distributions
                                                      ---         ---
NET ASSET VALUE, END OF PERIOD                        $           $
                                                      ===         ===
Total investment return/2/                               %           %
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                 %/3/        %/3/
 Excluding waivers                                       %/3/        %/3/
Net investment income                                    %/3/        %/3/
 Excluding waivers                                       %/3/        %/3/
SUPPLEMENTAL DATA:
                                                         %           %
PORTFOLIO TURNOVER                                       %           %
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $           $

/1/Commencement of investment operations of share class.

/2/Including interest expense, ratios would have been % for the fiscal period ended September 30, 1997.

/3/Annualized.

                                       5.

--------------------------------------------------------------------------------

WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

                  The COMPASS CAPITAL FUND Family consists of 33 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

                  This Prospectus describes three bond portfolios of COMPASS CAPITAL FUNDS--the Low Duration Bond, Core Bond and Interme-diate Bond Portfolios.

                PORTFOLIO               INVESTMENT OBJECTIVE
            Low Duration Bond  To realize a rate of return that
                               exceeds the total return of the
                               Merrill Lynch 1-3 year Treasury Index.
            Core Bond          To realize a total rate of return that
                               exceeds the total return of the Lehman
                               Brothers Aggregate Index.
            Intermediate Bond  To seek current income consistent with
                               the preservation of capital.

                                       6.

--------------------------------------------------------------------------------

WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                         DOLLAR-WEIGHTED           CREDIT          MINIMUM
                     PERFORMANCE         AVERAGE MATURITY         QUALITY          CREDIT
 PORTFOLIO            BENCHMARK*         (APPROXIMATE)**       CONCENTRATION       QUALITY
Low Duration  Merrill 1-3 Year Treasury     3-5 Years         Investment Grade        B
 Bond                   Index                                     Spectrum
Core Bond                                   5-10 Years        Investment Grade       BBB
                   Lehman Aggregate                               Spectrum
Intermediate       Lehman Brothers          5-10 Years        Investment Grade       BBB
 Bond                Intermediate                                 Spectrum
                 Government/Corporate

 *For more information on a Portfolio's benchmark, see Appendix A at the back of this Prospectus.
**The Portfolios' sub-adviser will normally attempt to structure the Portfolios to have comparable durations to the benchmarks. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average matu-rity.

                                       7.

--------------------------------------------------------------------------------

WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio, according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securi-ties under normal circumstances.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under normal market conditions is not expected to do so.

  No:   The Portfolio may not purchase these securities.

                                               NON
                                             AGENCY/                  FOREIGN
                 U.S.                AGENCY COMMERCIAL              SECURITIES/
              TREASURIES AGENCIES/1/ MBS/2/   MBS/2/   CORP. ABS/3/  CURRENCY   MUNICIPALS
Low Duration     Yes         Yes      Yes     Elig.    Elig. Elig.     Elig.      Elig.
 Bond
Core Bond        Yes         Yes      Yes     Elig.     Yes   Yes       No        Elig.
Intermediate     Yes         Yes      Yes     Elig.     Yes   Yes       No        Elig.
 Bond

/1/Obligations of U.S. Government agencies and instrumentalities
/2/MBS = mortgage-backed securities
/3/ABS = asset-backed securities

                                       8.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation; and

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

The investment limitations stated above are applied at the time investment se-curities are purchased.

                                       9.

-------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
-------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Portfolios will generally be rated investment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Serv-ice, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. In addition, the Low Duration Bond Portfolio may invest up to 20% of its total assets in non-investment grade securities. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may make signifi-cant investments in residential and commercial mortgage-related and other as-set-backed securities (i.e., securities backed by home equity loans, install-ment sale contracts, credit card receivables or other assets) issued by gov-ernmental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of prin-cipal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the pro-tection of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables per-mit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receiv-ables. Therefore, there is a possibility that recoveries on repossessed col-lateral may not, in some cases, be able to support payments on these securi-ties.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be

                                      10.

--------------------------------------------------------------------------------
prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Port-folio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepay-ments into account. The average life of a mortgage-related instrument, in par-ticular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. or mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that re-ceives all or most of the interest are generally higher than prevailing market yields on other mortgage- related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. The Portfolios may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obli-gations issued by Canadian corporations and Canadian counterparts of U.S. cor-porations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of depos-it, notes, bankers' acceptances

                                      11.

-------------------------------------------------------------------------------
and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their inter-est rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association are supported by the United States' full faith and cred-it; others such as those of the Federal National Mortgage Association and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Govern-ment will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

NON-INVESTMENT GRADE SECURITIES. The Low Duration Bond Portfolio may invest in non-investment grade or "high yield" fixed income or convertible securities, commonly known to investors as "junk bonds," when the Portfolio's sub-adviser believes that the investment characteristics of such securities make them de-sirable in light of the Portfolio's investment objective and current portfolio mix, so long as under normal market conditions, (i) no more than 20% of its total assets are invested in non-investment grade debt securities and (ii) such securities are rated "B" or higher at the time of purchase by at least one major rating agency.

High yield securities are bonds that are issued by a company whose credit rat-ing (based on rating agencies' evaluation of the likelihood of repayment) ne-cessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than se-curities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High Yield securities will gener-ally be in the lower rating categories of recognized rating agencies (rated Ba or lower by Moody's or BB or lower by Standard & Poor's) or non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and rating may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accor-dance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctu-ations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt rela-tive to shareholders' equity) and may not have available to them more tradi-tional financing methods, thereby increasing the risk associated with acquir-ing these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebted-ness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in de-fault. Thus, investors in high yield securities have a lower degree of protec-tion with respect to principal and interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do invest-ors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely

                                      12.

--------------------------------------------------------------------------------

affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full in-terest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the sec-ondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and partici-pants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market con-ditions, a Portfolio may have difficulty disposing of certain high yield secu-rities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the ac-tual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and invest-ment practices, the secondary market for high yield securities,the financial condition of issuers of these securities and the value and liquidity of out-standing high yield securities, especially in a thinly traded market. For exam-ple, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds ad-versely affected the market in recent years.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities con-tract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

The Low Duration Bond Portfolio may invest in securities rated "B" and above or determined by the sub-adviser to be of comparable quality. Such securities are considered to have the current capacity to meet interest and principal pay-ments, but have a greater vulnerability to default than higher rated securi-ties. Adverse business, financial or economic conditions will likely impair ca-pacity or willingness to pay interest and principal.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analy-sis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix B.

In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and per-
formance of the securities, the protections afforded the securi     -

                                      13.

--------------------------------------------------------------------------------

ties and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an ef-fort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for the Portfolio, BlackRock will consider whether the Port-folio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

FOREIGN INVESTMENTS. The Low Duration Bond Portfolio may invest up to 20% of its total assets in debt securities of foreign issuers on either a currency hedged or unhedged basis, and may hold from time to time various foreign cur-rencies pending investment or conversion into U.S. dollars. Investing in secu-rities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in cur-rency exchange rates.

The Low Duration Bond Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplo-matic relations, confiscatory taxation, expropriation, limitations on the re-moval of funds or assets, or imposition of (or change in) exchange control reg-ulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depre-ciation of portfolio securities and could favorably or adversely affect the Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and fi-nancial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in se-curities in U.S. companies. In addition, there is generally less government su-pervision and regulation of securities exchanges, brokers and issuers in for-eign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

To maintain greater flexibility, the Low Duration Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced.

                                      14.

--------------------------------------------------------------------------------
Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations pur-chased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these insti-tutions could cause loss to a Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration manage-ment technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the Low Duration Bond Portfolio may engage in foreign currency ex-change transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of

                                      15.

-------------------------------------------------------------------------------
transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a fu-ture date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctua-tions, the Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Portfolio may write (i.e. sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative, or cross-hedging. For the payment of a premium, the purchaser of an option ob-tains the right to buy (in the case of a call option) or to sell (in the case of a put option) a security at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices or the yield differential between two securities, or, in the case of the Low Duration Bond Portfolio, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Cor-poration. A Portfolio will not purchase put and call options when the aggre-gate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections af-forded purchasers of listed options issued by the Options Clearing Corpora-tion, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not pur-chase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may uti-lize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the

                                      16.

--------------------------------------------------------------------------------
counterparty will default to the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse re-purchase agreements may be regarded as leveraging and, therefore, speculative. Reverse

                                      17.

--------------------------------------------------------------------------------
repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securi-ties may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid securities having a value at least equal to the repurchase price. A Portfo-lio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In ad-dition, a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser in accordance with guidelines established by the Fund's Board of Trust-ees that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. Dur-ing the period between the sale and repurchase, a Portfolio will not be enti-tled to receive interest and principal payments on the securities sold. Pro-ceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar

                                      18.

--------------------------------------------------------------------------------
rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. In the past, the annualized portfolio turnover rates of the Portfolios have exceeded 500%. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets is ex-pected to vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon the sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

                                      19.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF          The business and affairs of the Fund are managed under the
TRUSTEES          direction of its Board of Trustees. The following persons
                  currently serve on the Board:

                  William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Corporation.

                  Raymond J. Clark--Treasurer of Princeton University.

                  Robert M. Hernandez--Vice Chairman and Chief Financial Offi-cer of USX Corporation.

                  Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, Uni-versity of Pennsylvania.

                  David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND       The Adviser to the Compass Capital Funds is PNC Asset Manage-
SUB-ADVISER       ment Group ("PAMG"). Each of the Portfolios is managed by a specialized portfolio manager who is a member of PAMG's fixed income portfolio management subsidiary, BlackRock Financial
                  Management, Inc. ("BlackRock"). BlackRock has its primary of-fices at 345 Park Avenue, New York, New York 10154.

                  The Portfolios and their portfolio managers are as follows:

 COMPASS CAPITAL PORTFOLIO                   PORTFOLIO MANAGER
 -------------------------                   -----------------
 Low Duration Bond         Robert S. Kapito; Vice Chairman of BlackRock since
                           1988; Portfolio co-manager since its inception.
                           Scott Amero; Managing Director of BlackRock since
                           1990; Portfolio co-manager since its inception.
                           Jody Kochansky; Vice President
                           of BlackRock since 1992; Portfolio co-manager since
                           1995.
 Core Bond                 Keith Anderson; Managing Director of BlackRock and
                           co-head of the portfolio management group since
                           1988; has participated in the management of the
                           Portfolio since its inception; Portfolio co-manager
                           since June 1997.
                           Robert Michele, CPA; Managing Director of BlackRock
                           since 1996; Director and Head of U.S. Fixed Income
                           Investments at CS First Boston Investment Management
                           Corporation from 1993 to 1995; Deputy Manager and
                           Senior Portfolio Manager at Brown Brothers Harriman
                           & Co. from 1985 to 1993; has participated in the
                           management of the Portfolio since 1995; Portfolio
                           co-manager since June 1997.
 Intermediate Bond         Robert S. Kapito (see above); Portfolio co-manager
                           since 1995.
                           Michael P. Lustig; Vice President of BlackRock since
                           1989; Portfolio co-manager since 1995.
                           Scott Amero (see above); Portfolio co-manager since
                           1995.

                  PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      20.

--------------------------------------------------------------------------------

               For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-adviser intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                            EACH PORTFOLIO
                                       -------------------------
                                        INVESTMENT  SUB-ADVISORY
            AVERAGE DAILY NET ASSETS   ADVISORY FEE     FEE
            ------------------------   ------------ ------------
            first $1 billion               .500%        .350%
            $1 billion--$2 billion         .450         .300
            $2 billion--$3 billion         .425         .275
            greater than $3 billion        .400         .250

               For the twelve months ended September 30, 1997, the Low Dura-tion Bond and Core Bond Portfolios paid investment advisory fees, after voluntary fee waivers, at the annual rates of [.22%] and [.22%] of their respective average daily net assets.

               The Portfolios' sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
               Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A ma-jority of the outstanding stock of PDI is owned by its offi-cers.

               The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records, fund accounting and ser-vicing relating to investments in BlackRock Shares. As compen-sation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of average daily net assets allocated to the BlackRock Shares of each Portfolio, .105% of the next $500 mil-lion of such average daily net assets and .095% of the average daily net assets allocated to the BlackRock Shares of each Portfolio in excess of $1 billion. From time to time the Admin-istrators may waive some or all of their administration fees from a Portfolio.

               For information about the operating expenses the Portfolios ex-pect to pay for the current fiscal period, see "What Are The Expenses Of The Portfolios?"

TRANSFER       PNC Bank serves as the Portfolios' custodian and PFPC serves as
AGENT,         their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN


                                      21.

--------------------------------------------------------------------------------

EXPENSES Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to PAMG and the Ad-ministrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, ex-penses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing sharehold-ers, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the ex-pense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular in-vestment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      22.

--------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED AND REDEEMED?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to BlackRock Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support ac-tivities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrange-ments" in the Statement of Additional Information.

PURCHASE OF SHARES. BlackRock Shares are offered to institutional investors with a minimum investment of $5,000,000. There is no minimum subsequent invest-ment requirement.

BlackRock Shares are sold at their net asset value per share next computed af-ter an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders re-ceived by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Busi-ness Day.

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for BlackRock Shares.

REDEMPTION OF SHARES. Redemption orders for BlackRock Shares may be placed by telephoning PFPC at (800) 441-7450. BlackRock Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably be-lieved to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is im-posed by the Fund.

                                      23.

--------------------------------------------------------------------------------

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem BlackRock Shares in any Portfolio account if the account balance drops below $5,000,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      24.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for BlackRock Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. East-ern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its BlackRock Shares, less the liabilities charged to its BlackRock Shares, by the number of its BlackRock Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of BlackRock Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. The amount of the daily divi-dend for each Portfolio will be based on periodic projections of its net in-vestment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                                      25.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before the record date for a capital gains distribution should be aware that the amount of the forthcoming payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resi-dent alien individuals, foreign trusts or estates, foreign corporations or for-eign partnerships may be subject to different Federal income tax treatment. Fu-ture legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. For additional infor-mation concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treat-ment, see "Taxes" in the Statement of Additional Information.

                                      26.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in 36 investment portfolios. Each port-folio has the ability to offer five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, the Low Duration Bond Portfolio, Core Bond Portfolio and Intermediate Bond Portfolio offer a sixth share class--BlackRock Shares. This Prospectus relates only to BlackRock Shares of the Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the BlackRock Shares of a Portfolio is expected to be no less than the performance of the Portfolio's Institutional Shares, the performance of both the BlackRock Shares and Institutional Shares of a Portfolio is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of the BlackRock Shares, Institutional Shares and Service Shares of a Portfolio is ex-pected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its BlackRock, Insti-tutional and Service Shares, including an automatic investment plan and an au-tomatic withdrawal plan. For further information regarding the Fund's Institu-tional, Service and Investor Share classes, contact PFPC at (800) 441-7764 (In-stitutional and Service Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December 31, 1997, PNC Bank held of record approximately % of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      27.

-------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

Performance information for BlackRock Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Aver-age annual total return reflects the average annual percentage change in value of an investment in BlackRock Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggre-gate total return reflects the total percentage change in value over the mea-suring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Black-Rock Shares are reinvested in BlackRock Shares.

The yield of BlackRock Shares is computed by dividing the Portfolio's net in-come per share allocated to its BlackRock Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a Portfolio's BlackRock Shares may be compared to the per-formance of other mutual funds with similar investment objectives and to rele-vant indices, as well as to ratings or rankings prepared by independent serv-ices or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's BlackRock Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index, as well as the benchmarks at-tached to this Prospectus. Performance information may also include evalua-tions of the Portfolios and their BlackRock Shares published by nationally recognized ranking services, and information as reported in financial publica-tions such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publi-cations of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of BlackRock Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's BlackRock Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for BlackRock Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar in-vestment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, oper-ating expenses and market conditions. Any fees charged by brokers or other in-stitutions directly to their customer accounts in connection with investments in BlackRock Shares will not be included in the Portfolio's performance calcu-lations.

                                      28.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

CONVENIENT WAYS TO ACCESS FUND INFORMATION

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS   9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 888-4COMPASS
 COMMENTARY                                          toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      29.

--------------------------------------------------------------------------------
                                   APPENDIX A

 COMPASS CAPITAL         PERFORMANCE
    PORTFOLIO             BENCHMARK                         DESCRIPTION
Low Duration Bond  Merrill 1-3 Year         Treasuries with maturities ranging from 1
                   Treasury Index           to 2.99 years
Core Bond          Lehman Aggregate         The Lehman Aggregate contains issues that
                                            meet the following criteria:
                                            . At least $100 million par amount
                                              outstanding for entry and exit
                                            . Rated investment grade (at least Baa-3)
                                              by Moody's or S&P (if not rated by
                                              Moody's)
                                            . At least one year at maturity
                                            . Coupon must have a fixed rate
                                            . Excludes CMOs, ARMs, manufactured homes,
                                              non-agency bonds, buydowns, graduated
                                              equity mortgages, project loans and non-
                                              conforming ("jumbo") mortgages
                                            . As of November 1996, the composition of
                                              the Lehman Brothers Aggregate Index is:
                                            52% allocation to Treasury and government
                                            securities
                                            29% allocation to mortgage-backed
                                            securities
                                            19% allocation to corporate and asset-
                                            backed securities
Intermediate Bond  Lehman Brothers          Treasury, agency and corporate issues in
                   Intermediate             the Lehman Aggregate, excluding maturities
                   Government/Corporate     above 9.99 years.

                                      30.

--------------------------------------------------------------------------------

                                APPENDIX B

DESCRIPTIONS OF RATING CATEGORIES

The following are descriptions of ratings assigned by Standard & Poor's Corpo-ration ("S&P") and Moody's Investors Service, Inc. ("Moody's") to certain debt securities in which the Compass Capital Bond Portfolios may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

STANDARD & POOR'S:

"AAA"--This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA"--Debt is considered to have a very strong capacity to pay interest and re-pay principal and differs from AAA issues only in small degree.

"A"--Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse ef-fects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt is regarded as having an adequate capacity to pay interest and re-pay principal. Whereas such issues normally exhibit adequate protection parame-ters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB," "B," "CCC," "CC" and "C"--Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in ac-cordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB"--Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate ca-pacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B"--Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay inter-est and repay principal. The "B" rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BB" or "BB-" rat-ing.

"CCC"--Debt has a currently identifiable vulnerability to default, and is de-pendent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capac-ity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC"--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C"--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt serv-ice payments are continued.

"CI"--This rating is reserved for income bonds on which no interest is being paid.

                                      31.

--------------------------------------------------------------------------------

"D"--Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bank-ruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)--The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r"--This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high vari-ability in expected returns due to non-credit risks. Examples of such obliga-tions are: securities whose principal or interest return is indexed to equi-ties, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

MOODY'S:

"Aaa"--Bonds are judged to be of the best quality. They carry the smallest de-gree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fun-damentally strong position of such issues.

"Aa"--Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"--Bonds possess many favorable investment attributes and are to be consid-ered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"--Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative character-istics as well.

"Ba," "B," "Caa," "Ca," and "C"--Bonds that possess one of these ratings pro-vide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desir-able investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of pro-jects unseasoned in operation experience, (c) rentals which begin when facili-ties are completed, or (d) payments to which some other limiting condition at-taches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) . . .--When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit qual-ity of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                                      32.

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $12 billion in 33 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Small Cap Growth Equity
    Large Cap Value Equity              Small Cap Value Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
                                        Index Equity

                                        Select Equity

                                        International Small Cap Equity

                                        Micro-Cap Equity

STOCK & BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond
    Core Bond                           International Bond

                                        High Yield

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                             COMPASS CAPITAL FUNDSSM
                           (formerly, The PNC(R) Fund)


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity (formerly, the Value Equity Portfolio), Large Cap Growth Equity (formerly, the Growth Equity Portfolio), Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity (formerly, the Core Equity Portfolio), Managed Income, High Yield, Tax-Free Income, Intermediate Government Bond (formerly, the Intermediate Government Portfolio), Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond (formerly, the Short Government Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income and Core Bond Portfolios (collectively, the "Portfolios") of Compass Capital Funds (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," and the other Portfolios are called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Portfolios dated January 28, 1998, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 28, 1998. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                    CONTENTS
                                                                            Page
                                                                            ----

Investment Policies.......................................................     3
Special Considerations for State-Specific
 Portfolios...............................................................    22
Trustees and Officers.....................................................    51
Shareholder and Trustee Liability of the Fund.............................    62
Investment Advisory, Administration,
 Distribution and Servicing Arrangements..................................    63
Portfolio Transactions....................................................    90
Purchase and Redemption Information.......................................    95
Valuation of Portfolio Securities.........................................   102
Performance Information...................................................   106
Taxes.....................................................................   137
Additional Information Concerning Shares..................................   146
Miscellaneous.............................................................   148
Financial Statements .....................................................   151
Appendix A (Description of Securities Ratings)............................   A-1
Appendix B (Description of Futures).......................................   B-1

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses do not constitute an offering by the Fund or by the Fund's distributor in any jurisdiction in which such offering may not lawfully be made.

                               INVESTMENT POLICIES

     The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

     The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

Additional Information on Investment Strategy

     The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.

     The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Each Portfolio (including the Index Master Portfolio) other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Money Market Portfolios") may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable and Floating Rate Instruments. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

     Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

     The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


     The Managed Income, High Yield, Intermediate Government, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios (the "Bond Portfolios") and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

     Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

     The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

     Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     Repurchase Agreements. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of DFA. DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U. S. Government and agency obligations described under "U.S. Government Obligations" above.

     Investment Grade Debt Obligations. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Low Duration Bond, Intermediate Government Bond and Government Income Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Low Duration Bond, Intermediate Government Bond and Government Income Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.



     When-Issued Purchases and Forward Commitments. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Rights Offerings and Warrants to Purchase. Each equity Portfolio (except the Index Master Portfolio) and the Balanced Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

     Foreign Currency Transactions. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

     A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

     Options. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Futures Contracts and Related Options. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information.

     Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

     Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Securities Lending. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.


     While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     Interest Rate Transactions and Currency Swaps. The Bond Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to received. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

     A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

     Investment Companies. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

     Special Consideration Regarding the Ohio Tax-Free Income Portfolio. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

              SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

     The following information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. All information regarding the State-Specific Portfolios contained in this section is as of January 1, 1997. No independent verification has been made of any of the following information.

     Special Considerations Regarding Investments in Ohio State-Specific Obligations. The Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will invest most of their respective net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility.

     Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

     The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

     The GRF appropriations act for the current 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At October 7, 1996,

$854 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($774.7 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

     The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.8 billion of which were outstanding or sold and awaiting delivery at October 7, 1996.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in fiscal year 1996 (including $42.1 million for one).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. The 1996 school district provision has been applied to two districts.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The

Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

     Pennsylvania has historically been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     The population of Pennsylvania experienced a slight increase in the period 1980 through 1990, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

     The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1995, the General Fund had a surplus of $688.3 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts --the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage; and (d) both the Commonwealth and the City of Philadelphia are involved in Commonwealth Court cases that may result in their being required to fund remedies for the unintentional racial segregation in the Philadelphia public schools.

     The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the

"Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on April 30, 1996. The audited balance of the City's General Fund as of June 30, 1995 was $80.5 million.

     The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had $1,146.2 million in special revenue bonds outstanding as of June 30, 1996.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "A1," and Standard & Poor's has rated such bonds "AA-." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bonds issues may not be adversely affected by changes in economic or political conditions.

     Special Considerations Regarding Investment in North Carolina State-Specific Obligations. The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

     Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million.

     Fiscal year 1995 ended with a positive General Fund balance of approximately $343.4 million. An additional $269.9 million was available from a reserved fund balance. Of this aggregate amount, $146.3 million was reserved in the Savings Reserve (bringing the total reserve to $423.6 million after prior contributions) and $146.3 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $146.3 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1995 of $292.6 million after certain other reservations. Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve, and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993, 1994, and 1995 was $681.5 million, $900.6 million, and $1,024.6 million, respectively. The foregoing amounts for fiscal years 1994 and 1995 reflect adjustments for GASB Statement No. 22 adopted by the State during fiscal 1995. The foregoing results for fiscal year 1996 are based upon unaudited financial information supplied by the Office of State Budget and Management. Modified accrual basis results were not available as of the date this disclosure was prepared.

     The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of North Carolina's intangible personal property tax and reductions in North Carolina's unemployment and personal income taxes. The General Assembly also took several measures that benefitted North Carolina's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.

     In the 1996 Special Session, the General Assembly reviewed and adjusted the fiscal 1997 budget to take into account a General Fund surplus of over $700 million for the 1996 fiscal year. The General Assembly agreed to spend approximately $415.4 million on new or expanded programs, apply approximately $143 million to tax cuts and refunds, and reserve approximately $100 million in various savings and other reserve accounts. Funding for education and salaries for teachers and other state employees was increased. The tax cuts included a reduction in North Carolina's corporate income tax, sales tax on food, and inheritance tax, among other tax cuts. Legislators also significantly expanded North Carolina's industrial development policies, including the adoption of four new tax credits designed to make North Carolina more competitive in industrial recruitment. Overall, changes were made, or new credits added, in the following areas: investment tax credit, business tax credit, worker training tax credit, jobs creation tax credit, and research and development tax credit. The tax cuts will reduce North Carolina revenues by approximately $68.4 million for fiscal 1997 and by approximately $337 million when all cuts are phased in by 2001. The General Assembly also created a Clean Water Management Trust Fund, which will be used to finance projects to clean up or prevent surface water pollution. The Fund will receive 6.5% of the General Fund's unspent credit balance each year. The initial allocation to this Fund from the fiscal 1996 credit balance was $47.1 million.

     The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

     During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in June 1996, North Carolina ranked eleventh among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in August 1996 to be 4.1% of the labor force, as compared with an unemployment rate of 5.1% nationwide.

     The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

     1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

     Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, which petition was denied. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

     An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no court date has been set. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim.

     2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order.

     The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

     3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock was challenged by the plaintiff on grounds that it violated the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action was a North Carolina corporation that did all or part of its business outside the State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year.

The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the decision of the Court of Appeals, upholding the tax on intangible personal property. The United States Supreme Court reversed, ruled in the plaintiff's favor that the tax was discriminatory, and ordered the case back to the State Court for a ruling on the appropriate remedy. It is anticipated that the State Court will order the State to pay refunds aggregating between $130 million and $140 million, including interest, although other alternative remedies are possible. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

     On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur during January 1997.

     In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996.

     Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

     Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on long-term economic conditions in Virginia.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.

     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Article X further provides in Section 9(d) that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in the Commonwealth is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments in five annual installments to Federal retirees in a settlement of the retirees' claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

     On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in favor of the plaintiff retirees who elected not to settle, and dictating that the amounts unlawfully collected be refunded with statutory interest. The total cost to Virginia of the settlement and judgment is approximately $394.9 million, of which approximately $203.2 million has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year

1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

     The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

     The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation that caused changes to the State's funding of several public employee pension funds and resulted in significant ongoing annual savings to the State; the Court of Appeals for the Third Circuit has upheld the federal district court's decision to grant summary judgment on some of the plaintiffs' claims and to deny summary judgment on the remainder; (ii) the New Jersey Hospital Association and certain hospitals have challenged the adequacy of Medicaid reimbursement for hospital services; the Court of Appeals for the Third Circuit has affirmed denial of the plaintiffs' application for a preliminary injunction; (iii) various hospitals have challenged the calculation of the hospital assessment authorized by the Health Care Reform Act of 1992; the case has been remanded by the Appellate Division to the Department of Health, which held a hearing on August 30, 1995, and a determination is now pending;
(iv) the County of Passaic and other parties have filed suit alleging the State and the New Jersey Department of Environmental Protection violated a 1984 consent order concerning the construction of a resource recovery facility in that county; the plaintiffs have appealed the trial court's grant of summary judgment to the defendants; (v) Robert E. Brennan has sued two members of the New Jersey Bureau of Securities asserting numerous violations of his rights and abuse of state power; he has appealed the trial court's grant of summary judgment to the defendants; (vi) several cases filed in the State courts challenge the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; most of those cases are now pending before the Appellate Division; (vii) a coalition of churches and church leaders in Hudson County have filed suits asserting the State-owned Liberty State Park in Jersey City violates environmental standards and seeking injunctive and monetary relief; (viii) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; and (ix) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees, seeking a declaratory judgment, injunctive relief, a refund of past fees and attorneys fees; they are seeking class certification of their action.

     Although the New Jersey State-Specific Money Market Portfolio generally intends to invest its assets primarily in New Jersey State-Specific Obligations rated within the two highest rating categories of an NRSRO, and the New Jersey Tax-Free Income Portfolio intends to invest its assets primarily in New Jersey State-Specific Obligations rated within the four highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

     Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

Additional Investment Limitations.

     Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

Money Market Portfolios:

     1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

     4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

     5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

Non-Money Market Portfolios:

     Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax- Free Income Portfolios) may not:

     1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Each of the Non-Money Market Portfolios may not:

     2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


     Each Non-Money Market Portfolio (other than the Managed Income, High Yield, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond and Balanced Portfolios) may not:


     3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.


     None of the Managed Income, High Yield, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced Portfolios may:


     4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

     No Portfolio may:

     1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

     5. Purchase securities of companies for the purpose of exercising control.

     6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

     10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Index Master Portfolio:

     The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

     1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

     2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

     4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

     6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     8. Engage in the business of underwriting securities issued by others;

     9. Invest for the purpose of exercising control over management of any company;

     10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

     13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

     15. Purchase securities on margin or sell short; or

     16. Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

     For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

     Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.

                                          TRUSTEES AND OFFICERS
THE FUND

           The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                                                   Principal Occupation
Name and Address                          Position with Fund                       During Past Five Years
----------------                          ------------------                       ----------------------


William O. Albertini                        Trustee                                Executive Vice President,
Bell Atlantic Corporation                                                          Chief Financial Officer
1717 Arch Street                                                                   and Director since
47th Floor West                                                                    February 1995, Vice
Philadelphia, PA  19103                                                            President and Chief
Age:  54                                                                           Financial Officer from
                                                                                   January 1991 - February
                                                                                   1995, Bell Atlantic
                                                                                   Corporation (a
                                                                                   diversified
                                                                                   telecommunications
                                                                                   company); Chairman,
                                                                                   President and Chief
                                                                                   Executive Officer from
                                                                                   August 1989 - January
                                                                                   1991, Bell Atlantic
                                                                                   Enterprises
                                                                                   International, Inc.;
                                                                                   Director, Groupo
                                                                                   Iusacell, S.A. de C.V.
                                                                                   (cellular communications
                                                                                   company) since June 1994;
                                                                                   Director, American
                                                                                   Waterworks, Inc. (water
                                                                                   utility) since May 1990;
                                                                                   Trustee, The Carl E. &
                                                                                   Emily I. Weller
                                                                                   Foundation since October
                                                                                   1991.


                                                                                  Principal Occupation
Name and Address                          Position with Fund                       During Past Five Years
----------------                          ------------------                       ----------------------

Raymond J. Clark/1                          Trustee,                               Treasurer of Princeton
Office of the Treasurer                     President and                          University since 1987;
Princeton University                        Treasurer                              Trustee, The Compass
3 New South Building                                                               Capital Group of Funds
P.O. Box 35                                                                        from 1987 to 1996;
Princeton, New Jersey 08540                                                        Trustee, United-Way
Age: 62                                                                            Princeton Area
                                                                                   Communities from 1992-94;
                                                                                   Trustee, Chemical Bank,
                                                                                   New Jersey Advisory Board
                                                                                   from 1994 until 1995;
                                                                                   Trustee, American Red
                                                                                   Cross - Mercer County
                                                                                   Chapter since 1995;
                                                                                   Trustee, Medical Center
                                                                                   of Princeton; and
                                                                                   Trustee, United
                                                                                   Way-Greater Mercer County
                                                                                   since 1995.

Robert M. Hernandez                         Trustee                                Director since 1991, Vice
USX Corporation                                                                    Chairman and Chief
600 Grant Street                                                                   Financial Officer
6105 USX Tower                                                                     since 1994, Executive
Pittsburgh, PA  15219                                                              Vice President -
Age:  52                                                                           Accounting and Finance
                                                                                   and Chief Financial
                                                                                   Officer from 1991 to
                                                                                   1994, Senior Vice
                                                                                   President - Finance and
                                                                                   Treasurer from 1990 to
                                                                                   1991, USX Corporation (a
                                                                                   diversified company
                                                                                   principally engaged in
                                                                                   energy and steel
                                                                                   businesses); Director and
                                                                                   Chairman of the Executive
                                                                                   Committee, ACE Limited
                                                                                   (insurance company);
                                                                                   Trustee, Allegheny
                                                                                   General Hospital and
                                                                                   Allegheny Health,
                                                                                   Education and Research
                                                                                   Foundation; Director,

--------
1 This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                                                   Principal Occupation
Name and Address                          Position with Fund                       During Past Five Years
----------------                          ------------------                       ----------------------

                                                                                   Marinette Marine
                                                                                   Corporation; Director,
                                                                                   Pittsburgh Baseball, Inc.
                                                                                   from 1994-96; Director,
                                                                                   Transtar, Inc.
                                                                                   (transportation company)
                                                                                   since 1996; and Director
                                                                                   and Chairman of the
                                                                                   Board, RMI Titanium
                                                                                   Company.

Anthony M. Santomero                        Vice Chairman                          Deputy Dean from
The Wharton School                          of the Board                           1990 to 1994, Richard
University of Pennsylvania                                                         K. Mellon Professor
Room 2344                                                                          of Finance since April
Steinberg Hall-Dietrich Hall                                                       1984, Director, Wharton
Philadelphia, PA 19104-6367                                                        Financial Institutions
Age: 50                                                                            Center, since July 1995,
                                                                                   and Dean's Advisory
                                                                                   Council Member since July
                                                                                   1984, The Wharton School,
                                                                                   University of
                                                                                   Pennsylvania; Associate
                                                                                   Editor, Journal of
                                                                                   Banking and Finance
                                                                                   since June 1978;
                                                                                   Associate Editor, Journal of
                                                                                   Economics and Business
                                                                                   since October 1979;
                                                                                   Associate Editor, Journal
                                                                                   of Money, Credit and
                                                                                   Banking since January
                                                                                   1980; Editorial Advisory
                                                                                   Board, Open Economics
                                                                                   Review since November
                                                                                   1990; Director, The Zweig
                                                                                   Fund and The Zweig Total
                                                                                   Return Fund; Director of
                                                                                   Municipal Fund for
                                                                                   California Investors,
                                                                                   Inc. and Municipal Fund
                                                                                   for New York Investors,
                                                                                   Inc.

David R. Wilmerding, Jr.                    Chairman of                            Chairman, Gee,
One Aldwyn Center                           the Board                              Wilmerding & Asso-
Villanova, PA  19085                                                               ciates, Inc.
Age: 61                                                                            (investment advisers)

                                                                                   Principal Occupation
Name and Address                          Position with Fund                       During Past Five Years
----------------                          ------------------                       ----------------------

                                                                                   since February 1989;
                                                                                   Director, Beaver
                                                                                   Management Corporation;
                                                                                   Director, Independence
                                                                                   Square Income Securities,
                                                                                   Inc.; Director, The
                                                                                   Mutual Fire, Marine and
                                                                                   Inland Insurance Company;
                                                                                   Director, U.S. Retirement
                                                                                   Communities, Inc.;
                                                                                   Director, Trustee or
                                                                                   Managing General Partner
                                                                                   of a number of investment
                                                                                   companies advised by PIMC
                                                                                   and its affiliates.

Karen H. Sabath                             Assistant                              President, Compass
Compass Capital Group                       Secretary                              Capital Group, Inc. since
 Inc.                                                                              1995; Managing Director
345 Park Avenue                                                                    of BlackRock Financial
New York, NY 10154                                                                 Management, Inc. since
Age: 31                                                                            1993; prior to 1993, Vice
                                                                                   President of BlackRock
                                                                                   Financial Management,
                                                                                   Inc.


Ellen Corson                                Assistant                              _________________
PFPC Inc.                                   Treasurer
103 Bellevue Parkway
Wilmington, DE  19809
Age: __


Brian Kindelan                              Secretary                              Senior Counsel, PNC Bank
PNC Bank Corp.                                                                     Corp. since May 1995;
1600 Market Street,                                                                Associate, Stradley, Ronon,
28th Fl.                                                                           Stevens & Young from March
Philadelphia, PA 19103                                                             1990 to May 1995.
Age: 38


     The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Compass Distributors, Inc. ("CDI" or "Distributor") $10,000 annually and $275 per Portfolio for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Corporation ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), CastleInternational Asset Management Limited ("CastleInternational"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), CDI (collectively with PFPC and CCG, the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

     The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1997:


                                                                                                                    Total
                                                              Pension or                                            Compensation
                                                              Retirement                                            from Registrant
                                    Aggregate                 Benefits                  Estimated                   and Fund
                                    Compensation              Accrued as                Annual                      Complex1
Name of Person,                     from                      Part of Fund              Benefits upon               Paid to
Position                            Registrant                Expenses                  Retirement                  Trustees
------------------------------------------------------------------------------------------------------------------------------------

Anthony M.                          $                         N/A                       N/A                        ( )2 $
Santomero, Vice
Chairman of the
Board

David R. Wilmerding,                $                         N/A                       N/A                        ( )2 $
Jr., Chairman of the
Board

William O.                          $                         N/A                       N/A                        ( )2 $
Albertini, Trustee

Raymond J. Clark,                   $                         N/A                       N/A                        ( )2 $
Trustee

Robert M. Hernandez,                $                         N/A                       N/A                        ( )2 $
Trustee




--------------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

THE TRUST

           The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.

                                                                     Principal Occupation During
Trustees                      Position with Trust                    Last Five Years
--------                      -------------------                    ---------------

David G. Booth*               Trustee, President                     President, Chairman-Chief
Santa Monica,                 and Chairman-Chief                     Executive Officer and Director
CA                            Executive Officer                      of all DFA Entities, except
Age:  50                                                             Dimensional Fund Advisors Ltd.,
                                                                     of which he is Chairman and
                                                                     Director

George M.                     Trustee                                Leo Melamed Professor of
Constantinides                                                       Finance, Graduate School of
Chicago, IL                                                          Business, University of
Age:  49                                                             Chicago.  Director, DFA
                                                                     Investment Dimensions Group
                                                                     Inc., Dimensional Investment
                                                                     Group Inc. and Dimensional
                                                                     Emerging Markets Fund Inc.

John P. Gould                 Trustee                                Steven G. Rothmeier
Chicago, IL                                                          Distinguished Service Professor
Age:  58                                                             of Economics, Graduate School
                                                                     of Business, University of
                                                                     Chicago.  Trustee, First
                                                                     Prairie Funds (registered
                                                                     investment companies).
                                                                     Director, DFA Investment
                                                                     Dimensions Group Inc.,
                                                                     Dimensional Investment Group
                                                                     Inc., Dimensional Emerging
                                                                     Markets Fund Inc. and Harbor
                                                                     Investment Advisors.  Executive
                                                                     Vice President, Lexacon Inc.
                                                                     (economics, law, strategy, and
                                                                     finance consulting).

                                                                     Principal Occupation During
Trustees                      Position with Trust                    Last Five Years
--------                      -------------------                    ---------------

Roger G.                      Trustee                                Professor in Practice of
Ibbotson                                                             Finance, Yale School of
New Haven, CT                                                        Management.  Director, DFA
Age:  54                                                             Investment Dimensions Group
                                                                     Inc., Dimensional Investment
                                                                     Group Inc., Dimensional
                                                                     Emerging Markets Fund Inc.,
                                                                     Hospital Fund, Inc. (investment
                                                                     management services) and BIRR
                                                                     Portfolio Analysis, Inc.
                                                                     (software products).  Chairman
                                                                     and President, Ibbotson
                                                                     Associates, Inc., Chicago, IL
                                                                     (software, data, publishing and
                                                                     consulting).

Merton H.                     Trustee                                Robert R. McCormick
Miller                                                               Distinguished Service Professor
Chicago, IL                                                          Emeritus, Graduate School of
Age:  74                                                             Business, University of
                                                                     Chicago.  Director, DFA
                                                                     Investment Dimensions Group
                                                                     Inc., Dimensional Investment
                                                                     Group Inc. and Dimensional
                                                                     Emerging Markets Fund Inc.
                                                                     Public Director, Chicago
                                                                     Mercantile Exchange.

Myron S.                      Trustee                                Limited Partner, Long-Term
Scholes                                                              Capital Management L.P. (money
Greenwich, CT                                                        manager).  Frank E. Buck
Age:  55                                                             Professor Emeritus of Finance,
                                                                     Graduate School of Business and
                                                                     Professor of Law, Law School,
                                                                     Senior Research Fellow, Hoover
                                                                     Institution, (all) Stanford
                                                                     University.
                                                                     Director, DFA Investment
                                                                     Dimensions Group Inc.,
                                                                     Dimensional Investment Group
                                                                     Inc., Dimensional Emerging
                                                                     Markets Fund Inc., Benham
                                                                     Capital Management Group of
                                                                     Investment Companies and Smith
                                                                     Breedon Group of Investment
                                                                     Companies.

                                                                     Principal Occupation During
Trustees                      Position with Trust                    Last Five Years
--------                      -------------------                    ---------------

Rex A.                        Trustee, Chairman                      Chairman, Chief Investment
Sinquefield*                  and Chief                              Officer and Director of all DFA
Santa Monica,                 Investment Officer                     Entities, except Dimensional
CA                                                                   Fund Advisors Ltd., of which he
Age:  52                                                             is Chairman, Chief Executive
                                                                     Officer and Director.

*Interested
Trustees of the
Trust.
-------------

                                                                     Principal Occupation During
Officers                      Position with Trust                    Last Five Years
--------                      -------------------                    ---------------

Arthur Barlow                 Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.
CA
Age:  42


Truman Clark                  Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.  Consultant until
CA                                                                   October 1995 and Principal and
Age:  56                                                             Manager of Product Development,
                                                                     Wells Fargo Nikko Investment
                                                                     Advisors from 1990-1994.


Maureen Connors               Vice President
Santa Monica,                                                        Vice President of all DFA
CA                                                                   Entities.
Age:  61

Robert Deere                  Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.
CA
Age:  40

Irene R.                      Vice President,                        Vice President and Secretary of
Diamant                       Secretary                              all DFA Entities, except
Santa Monica,                                                        Dimensional Fund Advisors Ltd.,
CA                                                                   for which she is Vice
Age:  46                                                             President.


Eugene Fama,                  Vice President                         Vice President of all DFA
Jr.                                                                  Entities.
Santa Monica,
CA
Age:  36

Kamyab Hashemi-               Vice President,                        Controller and Assistant
Nejad,                        Controller and                         Treasurer, Vice President,
Santa Monica,                 Assistant Secretary                    Controller and Assistant
CA.                                                                  Treasurer of all DFA Entities.
Age:  36

Stephen P.                    Vice President                         Managing Director, ANB
Manus,                                                               Investment Management and Trust
Santa Monica,                                                        Company from 1985-1993;
CA.                                                                  President, ANB Investment
Age:  46                                                             Management and Trust Company
                                                                     from 1993-1997.  Vice President
                                                                     of all DFA Entities.


                                                                     Principal Occupation During
Officers                      Position with Trust                    Last Five Years
--------                      -------------------                    ---------------


Karen McGinley,               Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.
CA.
Age:  31

Catherine L.                  Vice President                         Associate, Morrison & Foerster,
Newell,                                                              LLP from 1989-1996.  Vice
Santa Monica,                                                        President of all DFA Entities.
CA.
Age:  33

David Plecha                  Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.
CA.
Age:  36

George Sands                  Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.  Managing Director,
CA                                                                   Assets Strategy Consulting, Los
Age:  41                                                             Angeles, CA from 1991 to 1992
                                                                     and previously Vice President
                                                                     of Wilshire Associates, Santa
                                                                     Monica, CA.

Michael T.                    Vice President,                        Vice President, Chief Financial
Scardina                      Chief Financial                        Officer, Controller and
Santa Monica,                 Officer, Controller                    Treasurer of all DFA Entities.
CA                            and Treasurer
Age:  42

Jeanne C.                     Executive Vice                         Executive Vice President of all
Sinquefield,                  President                              DFA Entities.
Ph.D.
Santa Monica,
CA
Age:  51

Scott Thornton,               Vice President                         Vice President of all DFA
Santa Monica,                                                        Entities.
CA.
Age:  34

Weston                        Vice President                         Vice President of all DFA
Wellington,                                                          Entities. Vice President,
Santa Monica,                                                        Director of Research, LPL
CA.                                                                  Financial Services, Inc.
Age:  46

Rex A.                        Trustee                                Chairman and Chief Investment
Sinquefield,                                                         Officer of the Trust, and
                                                                     Jeanne C. Sinquefield,
                                                                     Executive Vice President of the
                                                                     Trust, are husband and wife.

Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.

     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1996 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.

                                                                                                  Total
                                                     Pension or                                   Compensation
                                                     Retirement                                   from
                              Aggregate              Benefits              Estimated              Registrant and
                              Compensation           Accrued as            Annual                 Trust Complex/1
Name of Person,               from                   Part of Trust         Benefits upon          Paid to
Position                      Registrant             Expenses              Retirement             Trustees
--------                      ----------             --------              ----------             --------

George M                      $ 5,000                N/A                   N/A                   $30,000
Constantinides,
Trustee

John P. Gould,                $ 5,000                N/A                   N/A                   $30,000
Trustee

Roger G. Ibbotson,            $ 5,000                N/A                   N/A                   $30,000
Trustee

Merton H. Miller,             $ 5,000                N/A                   N/A                   $30,000
Trustee

Myron S. Scholes,             $ 5,000                N/A                   N/A                   $30,000
Trustee


                  SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

-----------
1. A Trust Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                     DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PAMG may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     PAMG renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, High Yield, Core Bond, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PIMC served as adviser.

     From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios.

From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) PAMG and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) PIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BlackRock served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.


     PCM renders sub-advisory services to the Balanced, Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios pursuant to Sub-Advisory Agreements. CastleInternational renders sub-advisory services to the International Equity and International Emerging Markets Portfolios pursuant to a Sub-Advisory Agreement. PIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Balanced, Managed Income, High Yield, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Core Bond, Government Income and International Bond Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Large Cap Growth Equity, Mid-Cap Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with PAMG, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."


     From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Large Cap Growth Equity Portfolios. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Bond Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government Bond and Large Cap Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Select Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolio. PCM served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.

     PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PEAC served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

     Under the relevant Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock and CastleInternational are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, CastleInternational and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PAMG, PIMC, PCM, PEAC, BlackRock or CastleInternational, as the case may be. PAMG, PIMC, PCM, PEAC, BlackRock and CastleInternational may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.


     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, the Fund paid PAMG advisory fees, and PAMG waived advisory fees and reimbursed expenses, as follows:



                                                      Fees Paid
                                                       (After
Portfolios                                             Waivers)                   Waivers                 Reimbursements
----------                                             --------                   -------                 --------------

Money Market                                           $                          $                           $
Municipal Money Market
U.S. Treasury Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money Market
North Carolina Municipal Money Market
Virginia Municipal Money Market
New Jersey Municipal Money Market
Managed Income
Government Income
Tax-Free Income
Intermediate Government Bond
Ohio Tax-Free Income


                                                      Fees Paid
                                                       (After
Portfolios                                             Waivers)                   Waivers                 Reimbursements
----------                                             --------                   -------                 --------------

Pennsylvania Tax-Free Income                           $                          $                           $
Intermediate Bond
New Jersey Tax-Free Income
International Bond
Core Bond
Low Duration Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Small Cap Value Equity
International Equity
International Emerging Markets
Balanced
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity


           For the period from October 1, 1995 through January 4, 1996, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                                                 Fees Paid
                                                                    (After                                   Reimburse-
Portfolios                                                         Waivers)             Waivers                 ments
----------                                                         --------             -------                 -----
Money Market                                                     $  321,268            $1,818,401            $        0
Municipal Money Market                                               46,804               304,226                     0
U.S. Treasury Money Market                                          114,639               745,150                     0
Ohio Municipal Money Market                                          11,052                71,841                     0
Pennsylvania Municipal Money Market                                  64,257               417,675                     0
North Carolina Municipal Money Market                                11,026                71,666                     0
Virginia Municipal Money Market                                           0                 7,024                     0
Managed Income                                                      520,724               223,168                     0
Government Income                                                         0                17,234                     0
Tax-Free Income                                                       3,933                11,137                     0
Intermediate Government Bond                                        114,345               130,122                     0
Ohio Tax-Free Income                                                    723                10,100                     0
Pennsylvania Tax-Free Income                                         43,145                37,663                     0
Intermediate Bond                                                   136,544               119,059                     0
Large Cap Value Equity                                              829,764               147,027                     0
Large Cap Growth Equity                                             361,240                95,914                     0
Small Cap Growth Equity                                             304,284                23,327                     0
Select Equity                                                       369,071                97,791                     0
Index Equity                                                          4,647                88,292                     0
Small Cap Value Equity                                              320,588                24,942                     0
International Equity                                                697,319               127,354                     0
International Emerging Markets                                      144,937                11,380                     0
  Balanced                                                          201,642                53,929                     0

     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), the Fund paid PAMG (PIMC in the case of the Index Equity Portfolio) advisory fees, and PAMG (PIMC in the case of the Index Equity Portfolio) waived advisory fees and reimbursed expenses, as follows:

                                                              Fees Paid
                                                               (After
Portfolios                                                     Waivers)               Waivers             Reimbursements
----------                                                     --------               -------             --------------
Money Market                                                 $1,443,913             $6,290,596             $        0
Municipal Money Market                                          158,379              1,029,459                      0
U.S. Treasury Money Market                                      691,448              3,584,858                      0
Ohio Municipal Money Market                                      32,275                209,784                      0
Pennsylvania Municipal Money Market                             240,350              1,562,271                      0
North Carolina Municipal Money Market                            45,997                298,983                      0
Virginia Municipal Money Market                                       0                180,685                 14,604
New Jersey Municipal Money Market                                32,663                212,365                      0
Managed Income                                                1,796,762                770,041                      0
Government Income                                                     0                 52,817                  7,027
Tax-Free Income                                                 109,211                 74,939                      0
Intermediate Government Bond                                    425,069                283,380                      0
Ohio Tax-Free Income                                              4,764                 31,253                  3,479
Pennsylvania Tax-Free Income                                    185,302                123,326                      0
Intermediate Bond                                               514,322                342,880                      0
New Jersey Tax-Free Income                                      184,448                122,966                      0
International Bond                                              133,797                  4,580                      0
Core Bond                                                       424,691                283,127                      0
Low Duration Bond                                               338,287                225,525                      0
Large Cap Value Equity                                        4,159,395                421,173                      0
Large Cap Growth Equity                                       2,109,685                210,969                      0
Small Cap Growth Equity                                       1,596,126                  7,204                      0
Select Equity                                                 1,457,052                145,705                      0
Index Equity                                                     28,380                174,535                      0
Small Cap Value Equity                                        1,223,651                      0                      0
International Equity                                          2,836,323                202,595                      0
International Emerging Markets                                  740,140                 63,810                      0
Balanced                                                        917,400                 91,740                      0

           For the year or periods ended September 30, 1995, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                                              Fees Paid
                                                                (After                                      Reimburse-
Portfolios                                                     Waivers)                Waivers                ments
----------                                                     --------                -------                -----
Money Market                                                  $1,051,446             $5,217,130             $        0
Municipal Money Market                                           189,929                921,718                      0
U.S. Treasury Money Market                                       489,209              2,327,266                      0
Ohio Municipal Money Market                                       49,133                245,955                      0
Pennsylvania Municipal Money Market                              304,651              1,264,187                      0
North Carolina Municipal Money Market                             46,472                369,591                  4,999
Managed Income                                                 1,790,332                767,285                      0
Tax-Free Income                                                        0                 49,671                  1,599
Intermediate Government Bond                                     379,534                569,302                      0
Ohio Tax-Free Income                                                   0                 42,044                  6,713
Pennsylvania Tax-Free Income                                     161,038                137,951                      0
Intermediate Bond                                                342,301                335,908                      0
Large Cap Value Equity                                         2,832,644                746,727                      0
Large Cap Growth Equity                                          866,271                324,851                      0
Small Cap Growth Equity                                          618,374                137,615                      0
Select Equity                                                    691,447                259,293                      0
Index Equity                                                      30,772                382,205                      0
Small Cap Value Equity                                         1,143,071                114,307                      0
International Equity                                           2,391,607                597,902                      0
Balanced                                                         642,763                241,037                      0
Virginia Municipal Money Market                                        0                 85,063                 35,957
International Emerging Markets                                   258,648                 52,186                      0
Government Income1                                                     0                 37,256                 11,980

1 For the period from commencement of operations (October 3, 1994) through September 30, 1995.


     For the period from October 1, 1997 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, PAMG paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                                                Fees Paid
                                                                 (After
Portfolios                                                       Waivers)                         Waivers
----------                                                       --------                         -------

Money Market
Municipal Money Market
U.S. Treasury Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money
Market
North Carolina Municipal Money
Market
Virginia Municipal Money Market
New Jersey Municipal Money
Market
Managed Income
Government Income
Tax-Free Income
Intermediate Government
Bond

Ohio Tax-Free Income
Pennsylvania Tax-Free Income
Intermediate Bond
New Jersey Tax-Free Income
International Bond
Core Bond
Low Duration Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Small Cap Value Equity
International Equity
International Emerging Markets
Balanced
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap

           For the period from October 1, 1995 through January 4, 1996, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                                      Fees Paid
                                                        (After
Portfolios                                             Waivers)         Waivers
----------                                             --------         -------
Money Market                                           $      0         $235,363
Municipal Money Market                                        0           38,613
U.S. Treasury Money Market                                    0           94,577
Ohio Municipal Money Market                                   0            9,118
Pennsylvania Municipal Money Market                           0           53,013
North Carolina Municipal Money Market                         0            9,096
Virginia Municipal Money Market                               0              773
Managed Income                                          497,581           82,654
Government Income                                             0           12,063
Tax-Free Income                                           3,693            9,207
Intermediate Government Bond                             73,585           97,542
Ohio Tax-Free Income                                      3,258            4,318
Pennsylvania Tax-Free Income                             24,323           32,242
Intermediate Bond                                        76,937          101,986
Large Cap Value Equity                                  213,057                0
Large Cap Growth Equity                                 333,722                0
Small Cap Growth Equity                                 239,156                0
Select Equity                                           340,809                0
Index Equity                                             12,385           73,920
Small Cap Value Equity                                  252,237                0
International Equity                                    659,738                0
International Emerging Markets                          137,559                0
Balanced                                                186,567                0

     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PAMG (PIMC in the case of the Index Equity Portfolio) paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                                     Fees Paid
                                                      (After
Portfolios                                            Waivers)         Waivers
----------                                            --------         -------
Money Market                                         $1,443,913       $5,342,421
Municipal Money Market                                  158,382          897,064
U.S. Treasury Money Market                              694,221        3,095,647
Ohio Municipal Money Market                              32,275          182,796
Pennsylvania Municipal Money Market                     240,350        1,361,445
North Carolina Municipal Money Market                    45,997          260,560
Virginia Municipal Money Market                               0          160,601
New Jersey Municipal Money Market                        32,663          149,411
Managed Income                                        1,488,836          248,415
Government Income                                             0           36,973
Tax-Free Income                                          95,609           50,559
Intermediate Government Bond                            412,698            2,499
Ohio Tax-Free Income                                      1,428           23,786
Pennsylvania Tax-Free Income                            170,395           84,589
Intermediate Bond                                       402,873          188,333
New Jersey Tax-Free Income                              153,707           61,483
International Bond                                      106,486                0
Core Bond                                               353,907          141,564
Low Duration Bond                                       281,905          112,763
Large Cap Value Equity                                3,314,383                0
Large Cap Growth Equity                               1,686,503                0
Small Cap Growth Equity                               1,164,980                0
Select Equity                                         1,164,368                0
Index Equity                                             20,642          123,200
Small Cap Value Equity                                  888,986                0
International Equity                                  2,431,134                0
International Emerging Markets                          707,475                0
Balanced                                                733,223                0

     For the year or periods ended September 30, 1995, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                                     Fees Paid
                                                      (After
Portfolios                                            Waivers)          Waivers
----------                                            --------          -------
Money Market                                         $        0       $  721,072
Municipal Money Market                                        0          123,516
U.S. Treasury Money Market                                    0          312,942
Ohio Municipal Money Market                                   0           32,788
Pennsylvania Municipal Money Market                           0          174,315
North Carolina Municipal Money Market                         0           46,229
Managed Income                                        1,253,232          537,100
Tax-Free Income                                               0           34,770
Intermediate Government Bond                            265,674          398,511
Ohio Tax-Free Income                                          0           29,431
Pennsylvania Tax-Free Income                            112,727           96,566
Intermediate Bond                                       239,611          235,136
Large Cap Value Equity                                2,060,105          543,074
Large Cap Growth Equity                                 630,015          236,255
Small Cap Growth Equity                                 449,727          100,084
Select Equity                                           502,871          188,576
Index Equity                                             30,772          286,654
Small Cap Value Equity                                  831,324           83,132
International Equity                                  1,913,286          478,322
Balanced                                                467,464          175,299
Virginia Municipal Money Market                               0            9,451
International Emerging Markets                          227,610           45,924
Government Income1                                            0           26,079

(1)    Commenced operations October 3, 1994.




     For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1995, 1996 and 1997, the Index Master Portfolio paid advisory fees to DFA totalling $18,816, $62,405 and $_____, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio until June 2, 1996.


     The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey

Tax-Free Income Portfolio paid $20,165 in advisory fees to BlackRock. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $496,305, $607,485 and $159,582, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the period from March 1, 1995 through December 31, 1995 and during the fiscal year ended February 28, 1995, Midlantic Bank waived $0 and $2,451, respectively, in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid PAMG $12,779 in investment advisory fees, and PAMG waived $8,520 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PAMG paid BlackRock $8,945 in sub-advisory fees with respect to the New Jersey Tax-Free Income Portfolio and BlackRock waived $5,964 in sub-advisory fees.

     The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PAMG from January 1, 1996 through February 12, 1996. For the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid $4,134 in advisory fees to PAMG, and PAMG waived advisory fees and reimbursed expenses totalling $0 and $0, respectively. For the period from February 1, 1996 through February 12, 1996, PAMG paid Morgan Grenfell $4,898 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio, and Morgan Grenfell waived sub-advisory fees totalling $0. For the period from January 1, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid $24,832 in advisory fees to PAMG. For the period from January 1, 1996 through January 31, 1996, PAMG paid Morgan Grenfell $20,176 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio. For the period from March 1, 1995 through December 31, 1995 and for the fiscal year ended February 28, 1995, the predecessor portfolio to the International Bond Portfolio paid $305,176 and $361,620, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PIMC from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $8,000 in advisory fees to PIMC. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $155,696 and $158,240, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid PIMC $2,128 in investment advisory fees, and PIMC waived $13,826 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PNC Bank waived all of the sub-advisory fees (in the amount of $1,125) with respect to the New Jersey Municipal Money Market Portfolio.

     The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Core Bond Portfolio paid BlackRock $53,125 in investment advisory fees and BlackRock waived $21,255 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Core Bond Portfolio in the amounts of $56,894 and $34,010, respectively, and reimbursed expenses amounting to $137,364 and $137,179, respectively. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid PAMG $182,709 in investment advisory fees, and PAMG waived $121,806 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $127,896 in sub-advisory fees with respect to the Core Bond Portfolio, and BlackRock waived $85,264 in sub-advisory fees.

     The predecessor portfolio to the Low Duration Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Low Duration Bond Portfolio paid BlackRock $56,481 in investment advisory fees and BlackRock waived $11,186 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Low Duration Bond Portfolio in the amounts of $102,707 and $110,232, respectively, and reimbursed expenses amounting to $61,195 and $55,582, respectively. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid PAMG $149,488 in investment advisory fees, and PAMG waived $99,659 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $104,642 in sub-advisory fees with respect to the Low Duration Bond Portfolio, and BlackRock waived $69,761 in sub-advisory fees.

     Administration Agreements. CCG, PFPC and CDI serve as the Fund's co-administrators pursuant to administration agreements (collectively, the "Administration Agreement"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. As stated in the Prospectuses, the Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     CCG serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreement provides that CCG, PFPC and CDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For its services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. In addition, PFPC charges each investor in the Index Master Portfolio a monthly fee of $2,600.

     From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. CCG became an Administrator to the Fund on December 1, 1995.


     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                      Fees Paid
                                                       (After                                        Reimburse-
Portfolios                                             Waivers)                    Waivers             ments
----------                                             --------                    -------             -----
Money Market
Municipal Money Market
U.S. Treasury Money Market
Ohio Municipal Money Market
Pennsylvania Municipal
Money Market
North Carolina Municipal
Money Market
Virginia Municipal Money
Market
New Jersey Municipal Money
Market
Managed Income
Government Income
Tax-Free Income
Intermediate Government
Bond
Ohio Tax-Free Income
Pennsylvania Tax-Free
Income
Intermediate Bond
New Jersey Tax-Free Income
International Bond
Core Bond
Low Duration Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity
Small Cap Value Equity
International Equity
International Emerging
Markets
Balanced
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap
Equity

     For the period from October 1, 1995 through January 13, 1996, the Fund paid CCG, PFPC and PDI combined administration fees (after waivers), and CCG, PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                                   Fees Paid
                                                    (After                                      Reimburse-
Portfolios                                         Waivers)                    Waivers            ments
----------                                         --------                    -------            -----

Money Market                                       $645,001                    $51,681             $0
Municipal Money Market                              117,010                      8,088              0
U.S. Treasury Money Market                          242,075                     52,266              0
Ohio Municipal Money Market                          17,189                     12,366              0
Pennsylvania Municipal Money Market                 143,962                     28,455              0
North Carolina Municipal Money Market                11,644                     17,455              0
Virginia Municipal Money Market                           0                     12,768              0
Managed Income                                      226,271                     82,078              0
Government Income                                       353                      6,893              0
Tax-Free Income                                    $  1,455                    $ 4,890             $0
Intermediate Government Bond                         69,369                     33,385              0
Ohio Tax-Free Income                                    604                      3,942              0
Pennsylvania Tax-Free Income                         23,054                     10,922              0
Intermediate Bond                                    70,091                     37,396              0
Large Cap Value Equity                              287,181                     75,970              0
Large Cap Growth Equity                             142,578                     32,289              0
Small Cap Growth Equity                             105,681                     19,886              0
Select Equity                                       150,292                     28,337              0
Index Equity                                         32,455                     65,337              0
Small Cap Value Equity                              127,936                      4,181              0
International Equity                                200,396                     30,791              0
International Emerging Markets                       26,329                          0              0
Balanced                                             73,163                     24,504              0

     For the period from January 14, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                  Fees Paid
                                                    (After                                       Reimburse-
Portfolios                                         Waivers)                    Waivers              ments
----------                                         --------                    -------              -----

Money Market                                      $2,319,935                   $460,119              $ 0
Municipal Money Market                               303,192                    171,943                0
U.S. Treasury Money Market                         1,325,463                    264,620                0
Ohio Municipal Money Market                           57,595                     37,497                0
Pennsylvania Municipal Money Market                  576,488                    139,781                0
North Carolina Municipal Money Market                 57,612                     78,873                0
Virginia Municipal Money Market                            0                     60,792            4,868
New Jersey Municipal Money Market                     47,930                     52,585                0
Managed Income                                       740,845                    412,076                0
Government Income                                     $1,394                    $22,902                0
Tax-Free Income                                       47,371                     37,838                0
Intermediate Government Bond                         207,399                    118,488                0
Ohio Tax-Free Income                                  10,045                      6,523                0
Pennsylvania Tax-Free Income                          85,441                     56,528                0
Intermediate Bond                                    221,810                    172,503                0
New Jersey Tax-Free Income                            68,934                     69,374                0
International Bond                                    27,454                     28,993                0
Core Bond                                            196,853                    128,743                0
Low Duration Bond                                    175,769                     83,391                0
Large Cap Value Equity                             1,589,313                    235,958                0
Large Cap Growth Equity                              729,234                    236,170                0
Small Cap Growth Equity                              652,784                     17,700                0
Select Equity                                        471,931                    198,312                0
Index Equity                                          55,265                    345,636                0
Small Cap Value Equity                               511,980                      3,984                0
International Equity                                 727,738                    201,501                0
International Emerging Markets                       147,927                          0                0
Balanced                                             339,671                     80,233                0

     For the year or periods ended September 30, 1995, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                                        Fees Paid
                                                         (After
Portfolios                                              Waivers)                  Waivers      Reimbursements
----------                                              --------                  -------      --------------

Money Market                                          $1,686,008                  $200,348           $0
Municipal Money Market                                   208,246                   162,303            0
U.S. Treasury Money Market                               631,041                   281,107            0
Ohio Municipal Money Market                               43,263                    55,100            0
Pennsylvania Municipal Money Market                      322,632                   200,313            0
North Carolina Municipal Money Market                     24,058                   114,630        1,666
Managed Income                                           751,452                   267,310            0
Tax-Free Income                                                0                    19,868        2,132
Intermediate Government Bond                            $244,417                  $135,117            0
Ohio Tax-Free Income                                           0                    16,817        8,950
Pennsylvania Tax-Free Income                              68,050                    51,546            0
Intermediate Bond                                        139,960                   131,323            0
Large Cap Value Equity                                 1,083,967                   187,474            0
Large Cap Growth Equity                                  360,966                    72,170            0
Small Cap Growth Equity                                  238,595                    36,310            0
Select Equity                                            288,666                    57,058            0
Index Equity                                              96,814                   316,163            0
Small Cap Value Equity                                   359,637                    97,592            0
International Equity                                     689,601                   107,601            0
Balanced                                                 216,630                   104,752            0
Virginia Municipal Money Market                                0                    28,354       11,986
International Emerging Markets                            41,383                     8,350            0
Government Income(1)                                           0                    14,903       15,973

(1)    Commenced operations October 3, 1994.




     The predecessor portfolios to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $73,663 and $44,863, respectively, in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $0 and $26,345, respectively, in administration fees. During the period from

January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid the Administrators $3,050 in administration fees, and the Administrators waived $3,691 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $154,232 and $105,029, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $4 and $77,951, respectively, in administrative fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid the Administrators $4,443 in administration fees, and the Administrators waived $5,347 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the International Bond Portfolio paid $77,924 and $81,364, respectively, in administrative fees to SEI pursuant to the prior administration agreement. During the period from January 13, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,141 in administrative fees. During the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,357 in administrative fees, and the Administrators waived fees and reimbursed expenses totalling $1,212 and $0, respectively.

     The predecessor portfolios to the Low Duration Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the period from July 1, 1995 through January 12, 1996 and during the fiscal year ended June 30, 1995, the predecessor portfolio to the Core Bond Portfolio paid $29,752 and $73,257, respectively, in administrative fees to State Street pursuant to the prior administration agreement, and State Street waived $0 and $0, respectively, in administrative fees. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid the Administrators $79,269 in administration fees, and the Administrators waived $60,808 in administration fees. During the period from July 1, 1995 through January 12, 1996 and during the fiscal year ended June 30, 1995, the predecessor portfolio to the Low Duration Bond Portfolio paid $31,578 and $69,234, respectively, in administrative fees to State Street pursuant to the prior administration agreement. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid the Administrators $74,552 in administration fees, and the Administrators waived $40,055 in administration fees.


     The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.


Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.


     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the Fund's BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio, plus per account fees 7nd disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each series of Investor Shares in each Portfolio, plus disbursements. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.

     PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

     Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or CCG or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay CCG fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. CCG, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, CCG and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in the Fund's Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectuses for Investor Shares. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, CCG and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, CCG and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, CCG and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, CCG and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     Service Organizations may charge their clients additional fees for account-related services.

     The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor

C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such
Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments;
(vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization;
(ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.


     For the twelve months ended September 30, 1997 (from December 27, 1996 through September 30, 1997 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and from September 26, 1997 through September 30, 1997 in the case of the International Small Cap Equity Portfolio), the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current and prior plans:

                                                 Distribution                     Shareholder                         Shareholder
Portfolios - Investor A Shares                       Fees                        Servicing Fees                     Processing Fees
------------------------------                       ----                        --------------                     ---------------

Money Market
Municipal Money Market
U.S. Treasury Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money
Market
New Jersey Municipal Money
Market
North Carolina Municipal Money
Market
Virginia Municipal Money Market
Low Duration Bond
Core Bond
Managed Income
Intermediate Government Bond
Tax-Free Income
Government Income
International Bond
Ohio Tax-Free Income
Pennsylvania Tax-Free Income
New Jersey Tax-Free Income
Intermediate Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity
Small Cap Value Equity
International Equity
Balanced
International Emerging Markets
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity

                                                 Distribution                     Shareholder                         Shareholder
Portfolios - Investor B Shares                       Fees                        Servicing Fees                     Processing Fees
------------------------------                       ----                        --------------                     ---------------



Money Market
Low Duration Bond
Core Bond
Managed Income
Intermediate Government Bond
Tax-Free Income
Government Income
International Bond
Ohio Tax-Free Income
Pennsylvania Tax-Free Income
New Jersey Tax-Free Income
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity
Small Cap Value Equity
International Equity
Balanced
International Emerging Markets
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity


                                                       Distribution                Shareholder                  Shareholder
Portfolios - Investor C Shares                             Fees                   Servicing Fees              Processing Fees
------------------------------                             ----                   --------------              ---------------



Money Market
Low Duration Bond
Core Bond
Intermediate Government Bond
Tax-Free Income
Government Income
International Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity
Small Cap Value Equity
International Equity
Balanced
International Emerging Markets
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity

                                                      Distribution                 Shareholder                 Shareholder
Portfolios - Service Shares                               Fees                    Servicing Fees             Processing Fees
---------------------------                               ----                    --------------             ---------------

Money Market
Municipal Money Market
U.S. Treasury Money Market
Ohio Municipal Money Market
Pennsylvania Municipal Money
Market
New Jersey Municipal Money
Market
North Carolina Municipal Money
Market
Virginia Municipal Money Market
Low Duration Bond
Core Bond
Managed Income
Intermediate Government Bond
Tax-Free Income
International Bond
Ohio Tax-Free Income
Pennsylvania Tax-Free Income
New Jersey Tax-Free Income
Intermediate Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity
Small Cap Value Equity
International Equity
Balanced
International Emerging Markets
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity

                                    EXPENSES

     Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG, the

Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

     PAMG, the sub-advisers and the Administrators expect to waive voluntarily a portion of their respective advisory, sub-advisory and administration fees during the Portfolios' current fiscal year.

                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

     For the year or period ended September 30, 1997, the following Portfolios paid brokerage commissions as follows:

Portfolios                                                 Brokerage Commissions
----------                                                 ---------------------
Large Cap Value Equity                                         $
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity

Small Cap Value Equity                                         $
International Equity
Balanced
International Emerging Markets
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity

     For the year or period ended September 30, 1996, the following Portfolios paid brokerage commissions as follows:

Portfolios                                                 Brokerage Commissions
----------                                                 ---------------------
Large Cap Value Equity                                            $1,455,318
Large Cap Growth Equity                                              696,494
Small Cap Growth Equity                                              165,153
Select Equity                                                        443,114
Index Equity                                                          44,380
Small Cap Value Equity                                               380,356
International Equity                                               1,912,522
Balanced                                                              95,277
International Emerging Markets                                       588,860

     For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:


Portfolios                                                Brokerage Commissions
----------                                                ---------------------
Large Cap Value Equity                                            $  364,680
Large Cap Growth Equity                                              356,156
Small Cap Growth Equity                                               88,691
Select Equity                                                        341,935
Index Equity                                                          73,946
Small Cap Value Equity                                               251,396
International Equity                                               2,667,245
Balanced                                                             144,451
International Emerging Markets                                       356,727


           For the Index Master Portfolio's fiscal years ended November 30, 1995, 1996 and 1997, the Index Master Portfolio paid brokerage commissions totalling $15,289, $72,562 and $_____, respectively.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1997, the following Portfolios held the following securities:


Portfolio                     Security                                    Value
---------                     --------                                    -----




                       PURCHASE AND REDEMPTION INFORMATION

     Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 1997 follows:

                                                                 TABLE

                                  Large Cap          Large Cap
                                  Value              Growth               Small Cap                                  Index
                                  Equity             Equity               Growth Equity        Select Equity         Equity
                                  Portfolio          Portfolio            Portfolio            Portfolio             Portfolio
                                  ---------          ---------            ---------            ---------             ---------

Net Assets.................

Outstanding
 Shares....................

Net Asset Value
 Per Share.................
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per  share)*.........
Offering to Public.........

-------
* 3.00%/3.09% for Index Equity Portfolio.


                                  Small
                                  Cap Value          International                             Managed               Tax-Free
                                  Equity             Equity               Balanced             Income                Income
                                  Portfolio          Portfolio            Portfolio            Portfolio             Portfolio
                                  ---------          ---------            ---------            ---------             ---------
Net Assets.................

Outstanding
 Shares....................

Net Asset Value
 Per Share.................

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset value
 per hare)*.........

Offering to Public.........

-------
* 5.00%/5.26% for International Equity Portfolio; 4.00%/4.17% for Tax-Free Income Portfolio.

                                  Intermediate                            Pennsylvania         Low
                                  Government         Ohio Tax-            Tax-Free             Duration              Intermediate
                                  Bond               Free Income          Income               Bond                  Bond
                                  Portfolio          Portfolio            Portfolio            Portfolio             Portfolio
                                  ---------          ---------            ---------            ---------             ---------
Net Assets.................

Outstanding
 Shares....................

Net Asset Value
 Per Share.................

Maximum Sales Charge,
 4.00% of offering price
 (4.17% of net asset
 value per share)*.........
Offering to Public.........


-------------
*   3.00%/3.09% for Low Duration Bond Portfolio.


                                                                          International        New Jersey
                                  Government         International        Emerging             Tax-Free              Core
                                  Income             Bond                 Markets              Income                Bond
                                  Portfolio          Portfolio            Portfolio            Portfolio             Portfolio
                                  ---------          ---------            ---------            ---------             ---------

Net Assets.................

Outstanding
 Shares....................

Net Asset Value
 Per Share.................

Maximum Sales Charge,
 4.00% of offering price
 (4.17% of net asset
 value per share)*.........

Offering to Public.........


----------
* 4.50%/4.71% for Government Income Portfolio; 5.00%/5.26% for International Bond and International Emerging Markets Portfolios.

                               Mid-Cap              Mid-Cap              International
                               Value                Growth               Small Cap
                                Equity              Equity               Equity
                               Portfolio            Portfolio            Portfolio
                               ---------            ---------            ---------

Net Assets.................

Outstanding
 Shares....................

Net Asset Value
 Per Share.................
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per  share).........

Offering to Public.........

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1997 (for the period from [inception date] through September 30, 1997 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and for the period from [inception date] through September 30, 1997 in the case of the International Small Cap Equity Portfolio) were as follows: [Dave: What requirement drives this disclosure? Can we delete the 1994 data?]

Portfolios                                               Front-End Sales Charges
----------                                               -----------------------
Managed Income                                                    $
Tax-Free Income
Intermediate Government Bond
Ohio Tax-Free Income
Pennsylvania Tax-Free Income
Intermediate Bond
Large Cap Value Equity
Large Cap Growth Equity
Small Cap Growth Equity
Select Equity
Index Equity
Small Cap Value Equity
International Equity
Balanced
International Emerging Markets
Government Income
Core Bond
New Jersey Tax Free Income
Low Duration Bond
International Bond
Mid-Cap Growth Equity
Mid-Cap Value Equity
International Small Cap Equity

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1996 (for the period from February 1, 1996 through September 30, 1996 in the case of the New Jersey Tax-Free Income and International Bond Portfolios; for the period from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios) were as follows:

Portfolios                                               Front-End Sales Charges
----------                                               -----------------------
Managed Income                                                  $ 43,417
Tax-Free Income                                                    9,109
Intermediate Government Bond                                      22,989
Ohio Tax-Free Income                                               4,649
Pennsylvania Tax-Free Income                                      81,436
Intermediate Bond                                                  8,598
Large Cap Value Equity                                           141,011
Large Cap Growth Equity                                           95,694
Small Cap Growth Equity                                          344,911
Select Equity                                                     44,112
Index Equity                                                      78,263
Small Cap Value Equity                                            51,676
International Equity                                              85,795
Balanced                                                         143,547
International Emerging Markets                                    18,147
Government Income                                                 30,034
Core Bond                                                          8,481
New Jersey Tax Free Income                                        17,606
Low Duration Bond                                                  6,294
International Bond                                              $  7,565

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:

Portfolios                                               Front-End Sales Charges
----------                                               -----------------------
Managed Income                                                  $ 37,132
Tax-Free Income                                                    8,850
Intermediate Government Bond                                      42,765
Ohio Tax-Free Income                                               2,725
Pennsylvania Tax-Free Income                                     121,089
Intermediate Bond                                                  1,513
Large Cap Value Equity                                            68,289
Large Cap Growth Equity                                           47,859
Small Cap Growth Equity                                           77,356
Select Equity                                                     34,761

Index Equity                                                      51,229
Small Cap Value Equity                                            61,709
International Equity                                              83,938
Balanced                                                         144,255
International Emerging Markets                                    24,915
Government Income                                                 69,712

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1994 were as follows:

Portfolios                                               Front-End Sales Charges
----------                                               -----------------------
Managed Income                                                     $150,150
Tax-Free Income                                                     $37,504
Intermediate Government Bond                                         50,694
Ohio Tax-Free Income                                                 64,596
Pennsylvania Tax-Free Income                                        678,464
Intermediate Bond                                                     2,124
Large Cap Value Equity                                              195,675
Large Cap Growth Equity                                              81,496
Small Cap Growth Equity                                              44,054
Select Equity                                                        17,550
Index Equity                                                         38,454
Small Cap Value Equity                                              230,590
International Equity                                                303,547
Balanced                                                         $1,213,056
International Emerging Markets                                      130,755

     For the period from January 13, 1996 through January 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the New Jersey Tax-Free Income Portfolio were $435. For the period from January 13, 1996 through March 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the Low Duration Bond and Core Bond Portfolios were $3,848 and $1,723, respectively.

     There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares of the Non-Money Market Portfolios. However, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net offering price or the asset value of the shares on the redemption date for Investor A Shares purchased on a no-load basis and subsequently redeemed within 18 months after purchase.

     Investor A Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the initial sales charge on purchases through an eligible 401(k) plan participating in a Merrill Lynch 401(k) Program (an "ML 401(k) Plan") if:

     (i) the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

     (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the ML 401(k) Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

     Investor B Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the contingent deferred sales charge if the shares were purchased through an ML 401(k) Plan if:

     (i) the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets invested in Applicable Investments; or

     (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the

     ML 401(k) Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the ML 401(k) Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     ML 401(k) Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Investor B shares of Non-Money Market Portfolios of the Fund convert to Investor A shares once the ML 401(k) Plan has reached $5 million invested in Applicable Investments. The ML 401(k) Plan will receive a plan-level share conversion.

     Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. In addition, Investor C Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemptions of such Investor C Shares within 12 months of purchase.

     Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received without a sales charge.

     Exchange Privilege. By use of the exchange privilege, the investor authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

     A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

     Investments of Redemption Proceeds from Other Investment Companies. Investors may purchase Investor A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

     i)   any Portfolio of the Fund; and

     ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

          a) that company and the Fund have a common investment adviser or distributor; or

          b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

     Miscellaneous. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Index Master Portfolio to make payment wholly or partly in cash, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.


     The Fund will accept and process purchase and redemption orders with respect to the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Select Equity, Micro-Cap Equity, International Equity, International Emerging Markets, Balanced and International Small Cap Equity Portfolios on days on which the Federal Reserve Bank of Philadelphia is closed if the New York Stock Exchange (the "NYSE") is open for business.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                        VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     Money Market Portfolios. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern
Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.


     Certain of the securities acquired by the International Equity, International Emerging Markets and International Small Cap Equity Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

                             PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     Money Market Portfolio Performance. Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1997 before waivers was as follows:


                                                                                               Tax-Equivalent Yield
                                                                                                (assumes a Federal
                                                                   Effective                           income
Portfolio                                      Yield                 Yield                        tax rate of 28%)
---------                                      -----                 -----                        ----------------

Money Market
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares

Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor C Shares

U.S. Treasury Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Ohio Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Pennsylvania Municipal Money
Market
     Service Shares
     Investor A Shares
     Institutional Shares

North Carolina Municipal
Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Virginia Municipal Money
Market
     Service Shares
     Investor A Shares
     Institutional Shares

New Jersey Municipal Money
Market Portfolio
     Service Shares
     Investor A Shares
     Institutional Shares

     The Investor B Class and Investor C Class had not commenced operations as of September 30, 1997, except with respect to the Money Market and Municipal Money Market Portfolios.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1997 after waivers was as follows:

                                                                                               Tax-Equivalent Yield
                                                                                                (assumes a Federal
                                                                   Effective                           income
Portfolio                                      Yield                 Yield                        tax rate of 28%)
---------                                      -----                 -----                        ----------------
Money Market
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares

Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor C Shares

U.S. Treasury Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Ohio Municipal Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Pennsylvania Municipal Money
Market
     Service Shares
     Investor A Shares
     Institutional Shares

North Carolina Municipal
Money Market
     Service Shares
     Investor A Shares
     Institutional Shares

Virginia Municipal Money
Market
     Service Shares
     Investor A Shares
     Institutional Shares

New Jersey Municipal Money
Market Portfolio
     Service Shares
     Investor A Shares
     Institutional Shares

     The Investor B Class and Investor C Class had not commenced operations as of September 30, 1997, except with respect to the Money Market and Municipal Money Market Portfolios.




     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

     Total Return. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                                      ERV
                                T = [(---) to the first power divided by n - 1]
                                       P
                     Where:     T = average annual total return.

                            ERV =   ending redeemable value at
                                    the end of the period
                                    covered by the computation
                                    of a hypothetical $1,000
                                    payment made at the
                                    beginning of the period.

                              P =   hypothetical initial payment of $1,000.

                              n =   period covered by the computation,
                                    expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):

                                                                                                  Commencement of
Non-Money Market                                     Predecessor                                  Operations of
Portfolio                                            Portfolio                                    Predecessor Portfolio
---------                                            ---------                                    ---------------------

New Jersey Tax-Free Income                           Compass Capital Group                        July 1, 1991
Portfolio                                            New Jersey Municipal
                                                     Bond Fund

International Bond Portfolio                         Compass Capital Group                        July 1, 1991
                                                     International Fixed Income
                                                     Fund

Core Bond Portfolio                                  BFM Institutional Trust                      December 9, 1992
                                                     Core Fixed Income
                                                     Portfolio

Low Duration Bond Portfolio                          BFM Institutional Trust                      July 17, 1992
                                                     Short Duration Portfolio

     Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.


     Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1997 were as follows*:

          *Notes


          Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C, Service and Institutional Shares are greater than those borne by the Portfolio's BlockRock Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.


          The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity
          - Institutional Shares; Large Cap Value Equity Institutional Shares; Small Cap Value Equity Institutional Shares; Small Cap Growth Equity Institutional Shares; International Equity -

          Institutional Shares; International Emerging Markets Investor A, Institutional and Service Shares; Low Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; International Bond - Service Shares; Mid-Cap Growth Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; Mid-Cap Value Equity - Investor A, Investor B, Investor C, Institutional and Service Shares and International Small Cap Equity - Investor A, Investor B, Investor C, Institutional and Service Shares.


          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. PAMG and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain each Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the applicable Prospectus.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.


     Non-Money Market Portfolio Yield. The Balanced, Managed Income, High Yield, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond and International Bond Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:


                                 a-b
                     YIELD = 2[(---- +1) to the sixth power - 1]
                                 cd

                     Where:   a = dividends and interest earned during
                                  the period.

                              b = expenses accrued for the period (net of
                                  reimbursements).

                              c = the average daily number
                                  of shares outstanding during
                                  the period that were
                                  entitled to receive
                                  dividends.

                              d = the maximum offering price per share on
                                  the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1997 for the Portfolios referenced below was as follows:

                                                     After Waivers                                      Before Waivers
                                        ----------------------------------------               ---------------------------------
                                                                  Tax-Equivalent                                  Tax-Equivalent
                                                                      Yield                                           Yield
                                                                    (assumes a                                      (assumes a
                                                                  Federal income                                  Federal income
                                                                    tax rate of                                     tax rate of
Portfolio                               Yield                          28%)                    Yield                    28%)
---------                               -----                     --------------               -----              --------------

Managed Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Tax-Free Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares

Intermediate Government
Bond
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares

Ohio Tax-Free Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Pennsylvania Tax-Free
Income
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares

Intermediate Bond
     Service Shares
     Investor A Shares
     Institutional Shares

Government Income
     Investor A Shares
     Investor B Shares
     Investor C Shares

New Jersey Tax-Free Income
Portfolio
           Service Shares
           Investor A Shares
           Investor B Shares

International Bond
Portfolio
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares

Low Duration Bond
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares
     BlackRock Shares

Core Bond
     Service Shares
     Investor A Shares
     Institutional Shares
     Investor B Shares
     Investor C Shares
     BlackRock Shares




     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown. The following information regarding tax rates and tax-exempt yields is as of January 1, 1997.

TABLE 1 - Federal Only



                                            Federal                                TAX-EXEMPT YIELD
        1997 Taxable                       Marginal
      Income Bracket                       Tax Rate*      3.0%          3.5%       4.0%      4.5%     5.0%      5.5%      6.0%
---------------------------------------------------------------------------------------------------------------------------------

  Single Return       Joint Return

$     0 - $24,000   $     0 - $40,100       15.0%        3.529%        4.118%     4.706%     5.294%   5.882%   6.471%     7.059%
$24,001 - $58,150   $40,101 - $96,900       28.0%        4.167%        4.861%     5.556%     6.250%   6.944%   7.639%     8.333%
$58,151 -$121,300   $96,901 -$147,700       31.0%        4.348%        5.072%     5.797%     6.522%   7.246%   7.971%     8.696%
$121,301-$263,750   $147,701-$263,750       36.0%        4.688%        5.469%     6.250%     7.031%   7.812%   8.594%     9.375%
    Over $263,750       Over $263,750       39.6%        4.967%        5.795%     6.623%     7.450%   8.278%   9.106%     9.934%




*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 2 - Federal and Pennsylvania

                                              Approx.
                                              Combined
                                              Federal
                                              and PA                            TAX-EXEMPT YIELD
                  1997 Federal                Marginal
             Taxable Income Bracket           Tax Rate*     3.0%      3.5%      4.0%      4.5%      5.0%    5.5%     6.0%
---------------------------------------------------------------------------------------------------------------------------

  Single Return           Joint Return

$     0 - $ 24,000    $      0 - $40,100       17.380%     3.631%    4.236%   4.841%     5.447%   6.052%   6.657%   7.262%
$24,001 - $ 58,150    $ 40,101 - $96,900       30.016%     4.287%    5.001%   5.716%     6.430%   7.144%   7.859%   8.573%
$58,151 - $121,300    $ 96,901 -$147,700       32.932%     4.473%    5.219%   5.964%     6.710%   7.455%   8.201%   8.946%
$121,301- $263,750    $147,701 -$263,750       37.792%     4.823%    5.626%   6.430%     7.234%   8.038%   8.841%   9.645%
     Over $263,750         Over $263,750       41.291%     5.110%    5.962%   6.813%     7.665%   8.517%   9.368%  10.220%

*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 3 - Federal and Ohio


                                                                         TAX EXEMPT YIELD
                                                         ---------------------------------------------------------------------------

                                                         3            3.5       4          4.5         5          5.5        6
       1997            FEDERAL    OHIO
TAXABLE INCOME        MARGINAL  MARGINAL    COMBINED                              TAXABLE EQUIVALENT YIELD
  BRACKETS            TAX RATE  TAX RATE*     RATE                                     SINGLE RETURN

$     0 -  24,650       15%      4.457%       18.79%     3.69%       4.31%      4.93%      5.54%       6.16%      6.77%      7.39%

 24,651 -  40,000       28%      4.457%       31.21%     4.36%       5.09%      5.81%      6.54%       7.27%      8.00%      8.72%

 40,001 -  59,750       28%      5.201%       31.74%     4.40%       5.13%      5.86%      6.59%       7.33%      8.06%      8.79%

 59,751 -  80,000       31%      5.201%       34.59%     4.59%       5.35%      6.12%      6.88%       7.64%      8.41%      9.17%

 80,001 - 100,000       31%      5.943%       35.10%     4.62%       5.39%      6.16%      6.93%       7.70%      8.47%      9.25%

100,001 - 124,650       31%      6.900%       35.76%     4.67%       5.45%      6.23%      7.01%       7.78%      8.56%      9.34%

124,651 - 200,000       36%      6.900%       40.42%     5.03%       5.87%      6.71%      7.55%       8.39%      9.23%     10.07%

200,001 - 271,050       36%      7.500%       40.80%     5.07%       5.91%      6.76%      7.60%       8.45%      9.29%     10.14%

     OVER 271,050     39.6%      7.500%       44.13%     5.37%       6.26%      7.16%      8.05%       8.95%      9.84%     10.74%

    1997              FEDERAL      OHIO
TAXABLE INCOME       MARGINAL    MARGINAL    COMBINED                    TAXABLE EQUIVALENT YIELD
  BRACKETS           TAX RATE    TAX RATE*     RATE                             JOINT RETURN

 $    0 -  40,000       15%      4.457%       18.79%     3.69%       4.31%      4.93%      5.54%       6.16%      6.77%      7.39%

 40,001 -  40,100       15%      5.201%       19.42%     3.72%       4.34%      4.96%      5.58%       6.20%      6.82%      7.45%

 40,101-   80,000       28%      5.201%       31.74%     4.40%       5.13%      5.86%      6.59%       7.33%      8.06%      8.79%

 80,001 -  99,600       28%      5.943%       32.28%     4.43%       5.17%      5.91%      6.64%       7.38%      8.12%      8.86%

 99,601 - 100,000       31%      5.943%       35.10%     4.62%       5.39%      6.16%      6.93%       7.70%      8.47%      9.25%

100,001 - 151,750       31%      6.900%       35.76%     4.67%       5.45%      6.23%      7.01%       7.78%      8.56%      9.34%

151,751 - 200,000       36%      6.900%       40.42%     5.03%       5.87%      6.71%      7.55%       8.39%      9.23%     10.07%

200,001 - 271,050       36%      7.500%       40.80%     5.07%       5.91%      6.76%      7.60%       8.45%      9.29%     10.14%

     OVER 271,050     39.6%      7.500%       44.13%     5.37%       6.26%      7.16%      8.05%       8.95%      9.84%     10.74%

*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 1996, due to the state having surplus revenue, a 6.609% across the board reduction in the Ohio income tax rates for 1996 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. These Mandatory tax rate reduction provisions will expire after 1997. It is not yet known whether a reduction in the Ohio income tax rates will occur in 1997. A reduction in Ohio income tax rates, such as the 1996 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a $121,200 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $121,200 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $121,200 to $243,700 and for married taxpayers filing a joint return the range is from $181,800 to $304,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

Table 4 - Federal and North Carolina

             1997 Taxable                           North
            Income Bracket                Federal  Carolina    Combined Federal
                                         Marginal  Marginal   and North Carolina
Single Return           Joint Return     Tax Rate  Tax Rate   Marginal Tax Rate*
-------------           ------------     --------  --------   ------------------

 $    0 -  12,750      $    0 - 21,250     15.0%    6.00%        20.100%
 12,751 -  24,650      21,251 - 41,200     15.0%    7.00%        20.950%
 24,651 -  59,750      41,201 - 99,600     28.0%    7.00%        33.040%
 59,751 -  60,000      99,601 -100,000     31.0%    7.00%        35.830%
 60,001 - 124,650     100,001 -151,750     31.0%    7.75%        36.348%
124,651 - 271,050     151,751- 271,050     36.0%    7.75%        40.960%
     Over 271,050         Over 271,050     39.6%    7.75%        44.281%
             1997 Taxable
            Income Bracket                                     Tax-Exempt Yield

Single Return           Joint Return      3.0%      3.5%      4.0%      4.5%    5.0%         5.5%       6.0%
-------------           ------------      ----      ----      ----      ----    ----         ----       ----

 $    0 -  12,750      $    0 - 21,250   3.755%    4.380%    5.006%    5.632%    6.258%      6.884%    7.509%
 12,751 -  24,650      21,251 - 41,200   3.795%    4.428%    5.060%    5.693%    6.325%      6.958%    7.590%
 24,651 -  59,750      41,201 - 99,600   4.480%    5.227%    5.974%    6.720%    7.467%      8.214%    8.961%
 59,751 -  60,000      99,601 -100,000   4.675%    5.454%    6.233%    7.013%    7.792%      8.571%    9.350%
 60,001 - 124,650     100,001 -151,750   4.713%    5.499%    6.284%    7.070%    7.855%      8.641%    9.426%
124,651 - 271,050     151,751- 271,050   5.081%    5.928%    6.775%    7.622%    8.469%      9.316%   10.163%
     Over 271,050         Over 271,050   5.384%    6.282%    7.179%    8.076%    8.974%      9.871%   10.768%

*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $121,200 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $121,200 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $121,200 to $243,701, and for married taxpayers filing a joint return the range is from $181,800 to $304,301. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

Table 5 - Federal and Virginia


             1997 Taxable
            Income Bracket               Federal     Virginia        Combined Federal
                                        Marginal     Marginal          and Virginia
Single Return       Joint Return        Tax Rate     Tax Rate       Marginal Tax Rate*
-------------       ------------        --------     --------       ------------------

$     0 -  22,750    $     0 - 38,000     15.0%       5.75%            19.888%
 12,751 -  55,100     38,001 - 91,850     28.0%       5.75%            32.140%
 55,101 - 115,000    91,851 - 140,000     31.0%       5.75%            34.968%
115,001 - 250,000   140,001 - 250,000     36.0%       5.75%            39.680%
     OVER 250,000        OVER 250,000     39.6%       5.75%            43.073%
             1997 Taxable
            Income Bracket                                               Tax-Exempt Yield

Single Return       Joint Return          3.0%          3.5%          4.0%          4.5%        5.0%         5.5%           6.0%
-------------       ------------          ----          ----          ----          ----        ----         ----           ----

$     0 -  22,750    $     0 - 38,000    3.745%        4.369%        4.993%        5.617%        6.241%      6.865%        7.489%
 12,751 -  55,100     38,001 - 91,850    4.421%        5.158%        5.894%        6.631%        7.368%      8.105%        8.842%
 55,101 - 115,000    91,851 - 140,000    4.613%        5.382%        6.151%        6.920%        7.688%      8.457%        9.226%
115,001 - 250,000   140,001 - 250,000    4.973%        5.802%        6.631%        7.460%        8.289%      9.118%        9.947%
     OVER 250,000        OVER 250,000    5.270%        6.148%        7.027%        7.905%        8.783%      9.661%       10.540%

*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

Table 6 - Federal and New Jersey

                                                  Approximate
                      Federal       NJ       Combined Federal
 1997 Taxable         Marginal   Marginal         and NJ
Income Bracket*       Tax Rate   Tax Rate    Marginal Tax Rate
---------------       --------   --------    -----------------

 Single Return
 -------------

 $     0 - 20,000      15.0%      1.400%           16.190%

  20,001 - 24,650      15.0%      1.750%           16.488%

  24,651 - 35,000      28.0%      1.750%           29.260%

  35,001 - 40,000      28.0%      3.500%           30.520%

  40,001 - 59,750      28.0%      5.525%           31.978%

  59,751 - 75,000      31.0%      5.525%           34.812%

 75,001 - 124,650      31.0%      6.370%           35.395%

124,651 - 271,050      36.0%      6.370%           40.077%

     OVER 271,050      39.6%      6.370%           43.447%

 Joint Return
 ------------
 $     0 - 20,000      15.0%      1.400%           16.190%

  20,001 - 41,200      15.0%      1.750%           16.488%

  40,201 - 50,000      28.0%      1.750%           29.260%

  50,001 - 70,000      28.0%      2.450%          *29.764%

  70,001 - 80,000      28.0%      3.500%           30.520%

  80,001 - 99,600      28.0%      5.525%           31.978%

 99,601 - 150,000      31.0%      5.525%           34.812%


150,001 - 151,750      36.0%      5.525%          *39.536%

151,751 - 271,050      36.0%      6.370%           40.077%

     OVER 271,050      39.6%      6.370%           43.447%

                                         Tax-Exempt Yield
 1997 Taxable
Income Bracket*     3.0%      3.5%      4.0%     4.5%      5.0%      5.5%      6.0%       6.5%            7.0%
---------------     ----      ----      ----     ----      ----      ----      ----       ----            ----

 Single Return                          Taxable Yield - Single Return
 -------------

 $     0 - 20,000   3.580%    4.176%    4.773%   5.369%    5.966%    6.562%    7.159%      7.756%         8.352%

  20,001 - 24,650   3.592%    4.191%    4.790%   5.388%    5.987%    6.589%    7.185%      7.783%         8.382%

  24,651 - 35,000   4.240%    4.948%    5.655%   6.361%    7.068%    7.775%    8.481%      9.189%         9.895%

  35,001 - 40,000   4.318%    5.037%    5.757%   6.471%    7.196%    7.916%    8.636%      9.355%        10.075%

  40,001 - 59,750   4.410%    5.145%    5.880%   6.616%    7.350%    8.086%    8.820%      9.556%        10.298%

  59,751 - 75,000   4.602%    5.369%    6.136%   6.903%    7.670%    8.437%    9.204%      9.971%        10.738%

 75,001 - 124,650   4.643%    5.418%    6.191%   6.965%    7.739%    8.513%    9.287%     10.061         10.835%

124,651 - 271,050   5.006%    5.841%    6.675%   7.510%    8.344%    9.178%   10.013%     10.847%        11.682%

     OVER 271,050   5.305%    6.189%    7.073%   7.957%    8.841%    9.725%   10.610%     11.494%        12.378%

 Joint Return                           Taxable Yield - Joint Return
 ------------
 $     0 - 20,000   3.580%    4.176%    4.773%   5.369%    5.966%    6.562%    7.159%      7.756%         8.352%

  20,001 - 41,200   3.592%    4.191%    4.790%   5.388%    5.987%    6.589%    7.185%      7.783%         8.382%

  40,201 - 50,000   4.240%    4.948%    5.655%   6.361%    7.068%    7.775%    8.481%      9.189%         9.895%

  50,001 - 70,000   4.271%    4.983%    5.695%   6.407%    7.189%    7.831%    8.543%      9.255%         9.966%

  70,001 - 80,000   4.318%    5.037%    5.757%   6.471%    7.196%    7.916%    8.636%      9.355%        10.075%

  80,001 - 99,600   4.410%    5.145%    5.880%   6.616%    7.350%    8.086%    8.820%      9.556%        10.298%

 99,601 - 150,000   4.602%    5.369%    6.136%   6.903%    7.670%    8.437%    9.204%      9.971%        10.738%


150,001 - 151,750   4.961%    5.789%    6.616%   7.442%    8.269%    9.096%    9.923%     10.750         11.577%

151,751 - 271,050   5.006%    5.841%    6.675%   7.510%    8.344%    9.178%   10.013%     10.847%        11.682%

     OVER 271,050   5.305%    6.189%    7.073%   7.957%    8.841%    9.725%   10.610%     11.494%        12.378%

* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase- out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

     Miscellaneous. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

     When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

     From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

     Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

     A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                      TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

     Each Portfolio has elected and intends to qualify for taxation as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including foreign currencies or options, futures or forward contracts on foreign currencies but only to the extent that such currencies or options, futures or forward contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the

Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) or 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

     Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio or Ohio Tax-Free Income Portfolio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories if the interest on such obligations is exempt from state income taxation under the laws of the United States (collectively with Ohio State-Specific Obligations, the "Obligations") if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealer in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealer in intangibles tax, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner, however, has waived this annual filing requirement for each year (including 1996) since it was originally enacted in 1989. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

     Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal

Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

     As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

     To be classified as a qualified investment fund for New Jersey personal income tax purposes, at least 80% of the investments of the New Jersey Municipal Money Market Portfolio and New Jersey Tax-Free Income Portfolio must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; the Portfolios must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and the Portfolios must satisfy certain reporting obligations and provide certain information to shareholders.

     Distributions of investment company taxable income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

     Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

     Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%. Under both the House and Senate versions of the Revenue Reconciliation Act of 1997, the maximum rate of tax on long-term capital gains of individuals would generally be reduced from 28% to 20%. Additionally, long-term capital gain presently taxed to an individual at a 15% rate would be taxed at a 10% rate. The provision would apply to gains recognized in taxable years ending after May 6, 1997. It is uncertain whether this or similar legislation will ultimately be adopted.

     Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

     Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months (the "Short-Short Gain Test"). The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated for purposes of the Short-Short Gain Test as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the Short-Short Gain Test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.


     Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets, International Small Cap Equity and International Bond Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital

Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets, International Small Cap Equity and International Bond Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets, International Small Cap Equity and International Bond Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.


     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal

Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated in the Prospectuses, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

                                  MISCELLANEOUS

     Counsel. The law firm of Simpson Thacher & Bartlett (a partnership which includes professional corporations), 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

     Independent Accountants. Coopers & Lybrand L.L.P., with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Fund's and the Trust's independent accountants.


     Five Percent Owners. The name, address and percentage ownership of each person that on December 31, 1997 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

     On December 31, 1997, PNC Bank held of record approximately __% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.


     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS





     Compass Capital Funds. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30,[1996] (the "1996 Annual Report") are incorporated in this Statement Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P., except for the statements of changes in net assets for the year ended June 30, 1995 for the Core Bond Portfolio and Short Government Bond Portfolio (now known as Low Duration Bond Portfolio) and the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for those same Portfolios which have been audited by other auditors. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

     The financial highlights included in the 1996 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio, and the statements of changes in net assets for the year ended June 30, 1995 for those same Portfolios have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of Coopers & Lybrand L.L.P. and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

     The financial statements and notes thereto in the Fund's Semi-Annual Reports to Shareholders for the Equity Portfolios, the Bond Portfolios and the Money Market Portfolios of the Fund, each dated March 31, 1997 (collectively, the "1997 Semi-Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 1997 Semi-Annual Report are incorporated by reference herein. Additional copies of the 1997 Semi-Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

     Index Master Portfolio. The audited financial statements for The U.S. Large Company Series of The DFA Investment Trust Company (the "Trust") for the fiscal year ended November 30, [1996] (the "1996 Index Master Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1996 Index Master Report are incorporated by reference Therein. The financial statements included in the 1996 Index Master Report have been audited by the Trust's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-
8005.

                                   APPENDIX A

Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

     "B" - Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by the highest capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

     "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" - This rating is reserved for income bonds on which no interest is being paid.

     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated
"F-1+."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


                     As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges --principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts

     General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Portfolio, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts

     A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                             COMPASS CAPITAL FUNDSSM
                           (FORMERLY, THE PNC(R) FUND)
                                     PART C
                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

          (1) Incorporated by reference into Part A of the Registration Statement are the following tables (as filed in Post-Effective Amendment No. 24):

                (i) Audited Financial Highlights for the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Emerging Markets, Select Equity, Index Equity, Balanced, Intermediate Government Bond, Intermediate Bond, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Government Income and Ohio Tax-Free Income Portfolios for the fiscal years or periods ended September 30, 1996, September 30, 1995, September 30, 1994, September 30, 1993, September 30, 1992, September 30, 1991 and September 30, 1990.

                (ii) Audited Financial Highlights for the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios for the periods ended September 30, 1996 and January 31, 1996, and for the fiscal years ended February 28, 1995, February 28, 1994, February 28, 1993 and February 29, 1992.

                (iii) Audited Financial Highlights for the Low Duration Bond (formerly the Short Government Bond) and Core Bond Portfolios for the periods ended September 30, 1996 and March 31, 1996, and for the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993.

          (2) Incorporated by reference into Part B of the Registration Statement are the following audited financial statements (as filed in Post-Effective Amendment No. 24):

                (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, New Jersey Municipal Money Market and Virginia Municipal Money Market
                       Portfolios:

                            Report of Independent Accountants for the period ended September 30, 1996;

                            Statements of Net Assets - September 30, 1996;

                            Statements of Operations for the year or period ended September 30, 1996;

                            Statements of Changes in Net Assets for the year or period ended September 30, 1996;

                            Financial Highlights;

                            Notes to Financial Statements.

                (ii) With respect to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced
                       Portfolios:

                            Report of Independent Accountants for the fiscal year ended September 30, 1996;

                            Statements of Net Assets (all Portfolios except the International Equity Portfolio) - September 30, 1996;

                            Schedule of Investments with respect to the International Equity Portfolio - September 30, 1996;

                            Statements of Operations for the year ended
                            September 30, 1996;

                            Statements of Changes in Net Assets for the year ended September 30, 1996;

                            Financial Highlights;

                            Notes to Financial Statements.

                (iii) With respect to the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond, Government Income, Low Duration Bond (formerly the Short Government Bond), Core Bond, New Jersey Tax- Free Income and International Bond Portfolios:

                            Report of Independent Accountants (Coopers & Lybrand L.L.P.) for the fiscal year or period ended September 30, 1996;

                            Schedules of Investments and Statements of Assets and Liabilities (all Portfolios except Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios)
                            - September 30, 1996;

                            Statements of Net Assets with respect to the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios - September 30, 1996;

                            Statements of Operations for the year or period ended September 30, 1996;

                            Statements of Changes in Net Assets for the years or periods ended September 30, 1996 and 1995 and for the period ended March 31, 1996 for the Low Duration Bond (formerly the Short Government Bond) Portfolio and the Core Bond Portfolio;

                            Financial highlights for all periods presented except for the periods ended June 30, 1995 and prior periods for the Low Duration Bond (formerly the Short Government Bond) and Core Bond Portfolios;

                            Notes to Financial Statements.

                (iv) With respect to the Low Duration Bond Portfolio (formerly the Short Government Bond Portfolio) and Core Bond
                       Portfolio:

                            Report of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 as it relates to the Statement of Changes in Net Assets for the year ended June 30, 1995 and the Financial Highlights for the years or periods ended June 30, 1995, 1994 and 1993.

                (v) With respect to The U.S. Large Company Series of The DFA Investment Trust Company:

                            Report of Independent Accountants (Coopers & Lybrand L.L.P.) for the fiscal year ended November 30, 1996;

                            Statement of Net Assets - November 30, 1996;

                            Statement of Operations for the year ended November 30, 1996;

                            Statement of Changes in Net Assets for the year ended November 30, 1996;

                            Financial Highlights;

                            Notes to Financial Statements.

          (3) Incorporated by reference into Part B of the Registration Statement are the following unaudited financial statements as contained in Registrant's Semi-Annual Report to Shareholders (as filed in Registrant's Form N-SAR on May 30, 1997):

                (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, New Jersey Municipal Money Market and Virginia Municipal Money Market
                       Portfolios:

                            Statements of Net Assets - March 31, 1997;

                            Statements of Operations for the six months ended March 31, 1997;

                            Statements of Changes in Net Assets for the six months ended March 31, 1997;

                            Financial Highlights;

                            Notes to Financial Statements.

                (ii) With respect to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets, Balanced, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios:

                            Statements of Net Assets (all Portfolios except the International Equity Portfolio) - March 31, 1997;

                            Schedule of Investments with respect to the International Equity Portfolio - March 31, 1997;

                            Statement of Assets and Liabilities with respect to the International Equity Portfolio - March 31, 1997;

                            Statements of Operations for the six months ended March 31, 1997;

                            Statements of Changes in Net Assets for the six months ended March 31, 1997;

                            Financial Highlights;

                            Notes to Financial Statements.

                (iii) With respect to the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond, Government Income, Low Duration Bond (formerly the Short Government Bond), Core Bond, New Jersey Tax-Free Income and International Bond Portfolios:

                            Schedules of Investments and Statements of Assets and Liabilities (Core Bond, International Bond and Tax-Free Income Portfolios) - March 31, 1997;

                            Statements of Net Assets (all Portfolios except the Core Bond, International Bond and Tax-Free Income Portfolios) - March 31, 1997;

                            Statements of Operations for the six months ended March 31, 1997;

                            Statements of Changes in Net Assets for the six months ended March 31, 1997;

                            Financial Highlights;

                            Notes to Financial Statements.

                (iv) With respect to The U.S. Large Company Series of The DFA Investment Trust Company:

                            Statements of Net Assets - March 31, 1997;

                            Statements of Operations for the four months ended March 31, 1997;

                            Statements of Changes in Net Assets for the four months ended March 31, 1997;

                            Financial Highlights;

                            Notes to Financial Statements.

     (b)  Exhibits:

          (1) (a) Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

               (b) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on May 11, 1989.

               (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit
                    (1)(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

               (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996 ("Post-Effective Amendment No. 23").

          (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A, filed on December 23, 1988.

          (3)  None.

          (4) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988; Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

          (5) (a) Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid- Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

               (d) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Non- Dollar Portfolio I and BlackRock Non-Dollar Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

               (e) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.


               (f) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the High Yield Portfolio and the Micro-Cap Equity Portfolio.*


               (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Large Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit


--------
* To be filed by amendment.

                    (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Large Cap Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit
                    (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (j) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (k) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (l) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit
                    (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (m) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital

                    Management, Inc. with respect to the Mid-Cap Value Equity Portfolio is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

               (n) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

               (o) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

               (p) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.


               (q) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Portfolio.*

               (r) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Micro-Cap Equity Portfolio.*/


               (6)  (a)  Distribution Agreement between Registrant and Provident
                         Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6)(a) of


--------
 * To be filed by amendment.

                         Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.


                    (b) Form of Appendix A to Distribution Agreement between Registrant and Compass Distributors, Inc.*


                    (c) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to
                         Exhibit 6(c) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (d) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (7)  None.

               (8)  (a)  Custodian Agreement dated October 4, 1989 between
                         Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(a) of Post- Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(b) of Post- Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 10 to

--------
* To be filed by amendment.

                         Registrant's Registration Statement on Form N-1A filed on November 10, 1993.


                    (d) Form of Appendix B to Custodian Agreement between Registrant and PNC Bank, National Association. *


                    (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (f) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit
                         (8)(e) of Post-Effective Amendment No. 14 to
                         Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit
                         (8)(f) of Post-Effective Amendment No. 14 to
                         Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (i) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

--------
* To be filed by amendment.

                    (j) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (k) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (l) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market, Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

               (9)  (a)  Administration Agreement among Registrant, Compass
                         Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit (9)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.


                    (b) Form of Amended and Restated Administration Agreement among Registrant, Compass Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(d) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (c) Forms of Appendix A and Appendix B to Amended and Restated Administration Agreement between Registrant, Compass Distributors, Inc. and PFPC Inc.*/


                    (d) Co-Administration Agreement between Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.


                    (e) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc. *


                    (f) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(e) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (g) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

                    (h) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax- Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (i) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is


--------
* To be filed by amendment.

                         incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (j) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.


                    (k) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. *


                    (l) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit 9(q) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

               (10) None.

               (11) Consent of Coopers & Lybrand L.L.P.

               (12) None.

               (13) (a) Purchase Agreement between Registrant and Shearson Lehman Hutton Inc. ("Shearson") relating to Classes A-1, B-1, C-1, D-2, E-2, F-2 and G-2 is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

 --------
* To be filed by amendment.

                    (b) Purchase Agreement between Registrant and Shearson relating to shares of Class H-2 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on April 30, 1990.

                    (c) Purchase Agreement between Registrant and Shearson relating to shares of Class I-1, Class I-2, Class J-1, Class J-2, Class K-2, Class L-2, Class M-2, Class N-2, Class O-2 and Class P-2 is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (d) Purchase Agreement between Registrant and Shearson relating to shares of Class D-1, Class E-1, Class F-1, Class G-1, Class H-1, Class K-1, Class L-1, Class M-1, Class N-1, Class O-1, Class P-1, Class A-2, Class B-2, Class C-2, Class I-2, Class J-2, Class A-3, Class B-3, Class C-3, Class D-3, Class E-3, Class F-3, Class G-3, Class H-3, Class I-3, Class J-3, Class K-3, Class L-3, Class M-3, Class N-3, Class O-3 and Class P-3 is incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (e) Purchase Agreement between the Registrant and Pennsylvania Merchant Group Ltd relating to shares of Class Q-1, Class Q-2, Class Q-3, Class R-1, Class R-2, Class R-3, Class S-1, Class S-2, Class S-3, Class T-1, Class T-2, Class T-3, Class U-1, Class U-2 and Class U-3 is incorporated herein by reference to Exhibit
                         (13)(e) of Post-Effective No. 10 to Registrant's Registration Statement on Form N-1A as filed on November 10, 1993.

                    (f) Purchase Agreement dated September 30, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class A-4, Class D-4, Class E-4, Class F-4, Class G-4, Class H-4, Class K-4, Class L-4, Class M-4, Class N-4, Class O-4, Class P-4, Class R-4, Class S-4, Class T-4, Class U-4, Class W-4, Class X-4, Class Y-4 is incorporated herein by reference to Exhibit (13)(f) of Post-Effective Amendment No. 14 to Registrant's

                         Registration Statement on Form N-1A filed on January 18, 1995.

                    (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class V-1, Class V-2, Class V-3, Class W- 1, Class W-2, Class W-3, Class X-1, Class X-2, Class X-3, Class Y-1, Class Y-2 and Class Y-3 is incorporated herein by reference to Exhibit (13)(g) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                    (h) Purchase Agreement dated August 1, 1995 between Registrant and Provident Distributors, Inc. relating to shares of Class Z-1, Class Z-2 and Class Z-3 is incorporated herein by reference to Exhibit (13)(h) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                    (i) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to shares of Class AA-1, Class AA-2, Class AA-3, Class AA-4 and Class AA-5; Class BB-1, Class BB-2, Class BB-3, Class BB-4 and Class BB-5; Class CC-3; Class A-5, Class B-4, Class B-5, Class C-4, Class C-5, Class I-4, Class I-5, Class J-4, Class J-5, Class Q-4, Class Q- 5, Class V-4, Class V-5, Class Z-4 and Class Z-5; Class X-1 and Class X-3; and Class D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5,
                         O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5 and Y-5 is
                         incorporated by reference to Exhibit 13(i) of Post-Effective Amendment No. 23.

                    (j) Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class DD-1, Class DD-2, Class DD-3, Class DD-4 and DD-5; and Class EE-1, Class EE-2, Class EE-3, Class EE-4 and Class EE-5 is incorporated herein by reference to Exhibit 13(j) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (k) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class R-

                         6, Class BB-6, Class FF-3 and Class GG-3 is incorporated herein by reference to Exhibit 13(k) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                    (l) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class HH-1, Class HH-2, Class HH-3, Class HH-4 and Class HH-5 is incorporated herein by reference to Exhibit 13(l) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.


                    (m) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class II- 1, Class II-2, Class II-3, Class II-4 and Class II-5, Class JJ-1, Class JJ-2, Class JJ-3, Class JJ-4 and Class JJ-5, and Class S-6. *


               (14) None.

               (15) (a) Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional and BlackRock Shares is incorporated herein by reference to Exhibit (15) of Post- Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.


                    (b) Form of Appendix A to Amended and Restated Distribution and Service Plan.*/


               (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.



               (18) Plan Pursuant to 18f-3 for Operation of a Multi-Class
                    Distribution System is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 21 to

 --------
* To be filed by amendment.

                    Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (24) (a) Registrant's Annual Report dated September 30, 1996 is incorporated herein by reference to Registrant's filing including such Annual Report and filed on December 4, 1996 (Accession Nos. 0000935069-96-000160,
                         0000935069-96-000163 and 0000935069-96-000157).

                    (b) Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated November 30, 1996 with respect to the U.S. Large Company Series is incorporated herein by reference to DFA's filing including such Annual Report and filed on February 4, 1997 (Accession No. 0000950116-97-000186).

                    (c) Registrant's Semi-Annual Report dated March 31, 1997 is incorporated herein by reference to Registrant's filing including such Semi-Annual Report and filed on May 30, 1997 (Accession Nos. 0000935069-97-000095,
                         0000935069-97-000098 and 0000935069-97-000100).

               (99) (a) Power of Attorney of David R. Wilmerding dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (b) Power of Attorney of William O. Albertini dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (c) Power of Attorney of Raymond J. Clark dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (d) Power of Attorney of Robert M. Hernandez dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                    (e) Power of Attorney of Anthony M. Santomero dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

Item 25. Persons Controlled by or under Common Control with Registrant

         Registrant is controlled by its Board of Trustees.

Item 26. Number of Holders of Securities


     With regard to the classes of shares of the Registrant, the following information is as of October 31, 1997:



Portfolio                                  Institutional       Service       Investor A     Investor B      Investor C
---------                                  -------------       -------       ----------     ----------      ----------
Money Market                                    17               225            834             27              0

US Treasury Money Market                         3               254             85              0              0

Municipal Money Market                           2               115              8              0              2

Ohio Municipal Money Market                      7                 3              4              0              0

Pennsylvania Municipal Money Market             26                18             46              0              0

North Carolina Municipal                        14                 7              8              0              0
 Money Market

New Jersey Municipal Money Market                8                 2             21              0              0

Virginia Municipal Money Market                 19                10              3              0              0

Managed Income                                  27                10            265             41              0

Tax-Free Income                                  6                 5            142             49              2

Ohio Tax-Free Income                             4                 2             25             21              0

Pennsylvania Tax-Free Income                     1                 3            345            394              0

New Jersey Tax-Free Income                       0                 4             18             22              0



Portfolio                                  Institutional       Service       Investor A     Investor B      Investor C
---------                                  -------------       -------       ----------     ----------      ----------

Low Duration Bond                                13                 5             53              5              3

Low Duration Bond/BlackRock Class                 5               N/A            N/A            N/A            N/A

Intermediate Bond                                 9                 3             43              0              0

Core Bond                                         8                 3             36            450              6

Core Bond/BlackRock Class                         3               N/A            N/A            N/A            N/A

Intermediate Government                          11                 3            159              4              1

Government Income                                 0                 0             65            888              7

International Bond                                3                 6             49             82             24

International Emerging Markets                   15                12            168            409              5

Large Cap Growth Equity                          28                13            559            926              4

Index Equity                                     14                 5            681          2,144            506

Small Cap Value Equity                           52                12            784          1,365             45

International Equity                             30                14            619          1,115              3

International Small Cap Equity                    2                 2             16             92              4

Balanced                                         58                 2          1,704          2,250              5

Large Cap Value Equity                           48                15            750          2,296             20

Small Cap Growth Equity                         133                19          1,340          4,009            366

Select Equity                                    31                 9            232          2,225              9

Mid-Cap Value Equity                             14                 7             55            645              5

Mid-Cap Growth Equity                            12                 7             29            510              8

Multi-Sector Mortgage                             2               N/A            N/A            N/A            N/A
  Securities III

BlackRock Strategic I                            12               N/A            N/A            N/A            N/A

BlackRock Strategic II                            0               N/A            N/A            N/A            N/A
===================================================================================================================


Item 27. Indemnification

     Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Compass Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement incorporated by reference herein as
Exhibit 9(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 9(i). Indemnification of Compass Capital Group, Inc. in its capacity as co-administrator as provided for in Section 7 of the Co- Administration Agreement incorporated by reference herein as Exhibit 9(e). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition,
Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

          Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

          Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 28. Business and Other Connections of Investment Advisers

     (a) PNC Asset Management Group, Inc. ("PAMG") is an indirect wholly-owned subsidiary for PNC Bank Corp. PAMG was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this
Item 28 of officers and directors of PAMG, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PAMG pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

     (b) PNC Institutional Management Corporation ("PIMC") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of PIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

     (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of PMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-1438).

     (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

     (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of PEAC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PEAC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47711).

     (f) CastleInternational Asset Management Limited ("CastleInternational") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this
Item 28 of officers and directors of CastleInternational, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by CastleInternational pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 29. Principal Underwriter

     (a)  Not applicable.

     (b) The information required by this Item 29 with respect to each director, officer or partner of Compass Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Compass Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

     (c) Not applicable.

Item 30. Location of Accounts and Records

     (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

     (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

     (3) Compass Distributors, Inc., 259 Radnor-Chester Road, Suite 135, Radnor, Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

     (4) PNC Asset Management Group, Inc., 1600 Market Street, 29th Floor, Philadelphia, PA 19103 (records relating to its functions as investment adviser).

     (5) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

     (6) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and sub-adviser).

     (7) PNC Equity Advisors Company, 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

     (8) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

     (9) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

     (10) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

     (11) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

     (12) Compass Capital Group, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as co- administrator).

     (13) CastleInternational Asset Management Limited, 7 Castle Street, Edinburgh, Scotland, EH2 3AH (records relating to its functions as investment sub-adviser).

     (14) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

     (15) PNC Bank Corp., 1600 Market Street, 28th Floor, Philadelphia, PA 19103 (Registrant's declaration of trust, code of regulations and minute books).

Item 31. Management Services

         None.

Item 32. Undertakings

     (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.


     (b) (1) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 30 to Registrant's 1933 Act Registration Statement relating to shares of the International Small Cap Equity Portfolio or the initial public offering thereof, whichever is later.

          (2) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of this Post-Effective Amendment No. 32 to Registrant's 1933 Act Registration Statement relating to shares of the High Yield Portfolio, the Micro-Cap Equity Portfolio and BlackRock Shares of the Intermediate Bond Portfolio, or the initial public offering thereof, whichever is later.

                                  SIGNATURES
                                  ----------



          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 14th day of November, 1997.

                                           COMPASS CAPITAL FUNDS
                                           Registrant



                                           By   /s/ Raymond J. Clark
                                              ---------------------------------
                                                  Raymond J. Clark,
                                                  President and Treasurer
                                                  (Principal Executive Officer)


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                   Title                    Date
     ---------                   -----                    ----

 /s/ Raymond J. Clark            Trustee, President and
----------------------------     Treasurer                November 14, 1997
(Raymond J. Clark)


 /s/ David R. Wilmerding, Jr.    Chairman of the Board    November 14, 1997
----------------------------
(David R. Wilmerding, Jr.)


 /s/ Anthony M. Santomero        Vice-Chairman of the     November 14, 1997
----------------------------     Board
(Anthony M. Santomero)


 /s/ William O. Albertini        Trustee                  November 14, 1997
----------------------------
(William O. Albertini)


 /s/ Robert M. Hernandez         Trustee                  November 14, 1997
----------------------------
(Robert M. Hernandez)

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

11             Consent of Coopers & Lybrand L.L.P.